UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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Preliminary information statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive information statement

SciPlay Corporation

(Name of Registrant as Specified in Its Charter)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

SciPlay Corporation
6601 Bermuda Road
Las Vegas, Nevada 89119
INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY
To our Stockholders:
This information statement (this “Information Statement”) is being furnished to the holders of Class A common stock, par value $0.001 per share (the “Class A Common Stock”), and Class B common stock, par value $0.001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), of SciPlay Corporation, a Nevada corporation (the “Company”), in connection with the Agreement and Plan of Merger, dated as of August 8, 2023 (as amended or otherwise modified in accordance with its terms, the “Merger Agreement”), by and among Light & Wonder, Inc., a Nevada corporation (“Parent”), Bern Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, a copy of which is attached as Annex A to this Information Statement. Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as the surviving corporation (the “Surviving Corporation”). Upon consummation of the Merger, on the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the laws of the State of Nevada, each share of Class A Common Stock issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than (i) shares of Class A Common Stock held by the Company as treasury stock immediately prior to the Effective Time, (ii) shares of Class B Common Stock issued and outstanding immediately prior to the Effective Time and (iii) Class A Common Stock held by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent as of immediately prior to the Effective Time not held on behalf of third parties) will be converted into the right to receive $22.95 in cash, without interest (the “Merger Consideration”). Each share of Class B Common Stock issued and outstanding immediately prior to the Effective Time will remain in existence following the Effective Time as a share of Class B common stock, par value $0.001 per share, of the Surviving Corporation. In accordance with Section (F) of Article VI of the Amended and Restated Articles of Incorporation of the Company (the “Company Charter”) and Section 11.01 of the Amended and Restated Operating Agreement of SciPlay Parent Company, LLC, a Nevada limited liability company (“SciPlay Parent LLC”), dated as of May 2, 2019 (as amended, restated or otherwise modified from time to time, the “SciPlay Parent LLC Agreement”), each holder of a unit of member’s interest in SciPlay Parent LLC that is authorized and issued under the SciPlay Parent LLC Agreement and that constitutes a “Common Unit” as defined in the SciPlay Parent LLC Agreement (such unit of member’s interest, a “Common Unit”), that is issued and outstanding immediately prior to the Effective Time will be entitled, upon the election of such holder exercisable no later than 10 business days after the Effective Time, to exchange each such Common Unit for the Merger Consideration that is payable with respect to one share of Class A Common Stock under the Merger Agreement. As part of the Written Consent (as defined below) executed and delivered by the Principal Stockholder (defined below) on August 8, 2023, the Principal Stockholder, which on such date beneficially owned all of the issued and outstanding Common Units not owned by the Company, waived any entitlement it has as a holder of Common Units to receive the Merger Consideration that is payable under the Merger Agreement with respect to each Common Unit that it holds immediately prior to the Effective Time. Pursuant to the Merger Agreement, the Company also waived any entitlement it has as a holder of Common Units to receive the Merger Consideration that is payable under the Merger Agreement with respect to each Common Unit that it holds immediately prior to the Effective Time.
The board of directors of the Company (the “Board”) (acting, at least in part, based upon the receipt of the unanimous recommendation of a special committee of the Board, comprised solely of independent and disinterested directors (the “Special Committee”)) has (i) determined that the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement (the “Transactions”) are advisable and fair to, and in the best interests of, the Company and the holders of Common Stock (the “Stockholders”) (other than Parent and its subsidiaries), (ii) adopted and approved, pursuant to Nevada Revised Statutes (“NRS”) 92A.120, and declared advisable the Merger Agreement, the Merger and the other Transactions,

(iii) directed the submission of the Merger Agreement to the Stockholders for approval and (iv) recommended that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions. Ms. Antonia Korsanos, who serves as Chair of the Board and who also serves as Executive Vice Chair of the board of directors of Parent (the “Parent Board”), and Ms. Constance P. James, who at the time served as a member of the Board and who was also the Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of Parent, recused themselves from the deliberations and vote of the Board regarding the Merger Agreement, the Merger and the other Transactions.
The approval of the Merger Agreement, the Merger and the other Transactions required the affirmative vote (at a meeting or by written consent) of a majority of the voting power of the Stockholders, with holders of Class A Common Stock and holders of Class B Common Stock voting together as a single class (the “Required Stockholder Approval”). Following the execution of the Merger Agreement, Parent caused LNW Social Holding Company I, LLC, a Nevada limited liability company and indirect wholly owned subsidiary of Parent (the “Principal Stockholder”), which on such date beneficially owned all of the issued and outstanding shares of Class B Common Stock, representing a majority of the outstanding voting power of the issued and outstanding shares of Common Stock, to execute and deliver to the Company an irrevocable written consent approving the Merger Agreement, the Merger and the other Transactions (the “Written Consent”), thereby providing the Required Stockholder Approval for the Merger. A copy of the Written Consent is attached as Annex D to this Information Statement. As a result, no further action by any other holder of shares of Common Stock is required under applicable law or the Merger Agreement (or otherwise) to approve the Merger Agreement, the Merger and the other Transactions, and the Company will not be soliciting your vote for or consent to the approval of the Merger Agreement, the Merger and the other Transactions, and will not call a stockholders’ meeting for purposes of voting on the approval of the Merger Agreement, the Merger and the other Transactions. This Information Statement is being mailed to the persons who were the holders of record of shares of Class A Common Stock as of the close of business of August 8, 2023, being the date that the Board adopted and approved, pursuant to NRS 92A.120, and declared advisable the Merger Agreement, the Merger and the other Transactions.
Pursuant to NRS 92A.390, no holder of any shares of Class A Common Stock will have or be entitled to assert dissenter’s rights as a result of or in connection with the Merger Agreement, the Merger or the other Transactions. Neither the Company Charter nor any resolution of the Board provides or will provide for any rights of dissent in respect of the Merger Agreement, the Merger or the other Transactions to any holder of Class A Common Stock. As part of the Written Consent, the Principal Stockholder has irrevocably waived and agreed not to assert or exercise any dissenter’s rights in respect of any Class B Common Stock or Common Units in connection with the Merger and the other Transactions pursuant to or under any provisions of applicable law, including without limitation NRS 92A.380 and 92A.390.
We urge you to read this entire Information Statement carefully. If the Merger is completed, you will receive instructions regarding payment for your shares of Common Stock.
BY ORDER OF THE BOARD OF DIRECTORS,
Joshua J. Wilson
Chief Executive Officer
Neither the Securities Exchange Commission (“SEC”) nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosures in this Information Statement. Any representation to the contrary is a criminal offense.
This Information Statement is dated October 3, 2023 and is being mailed to stockholders on or about October 3, 2023.

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SUMMARY
This summary highlights selected information from this Information Statement and may not contain all of the information that is important to you. To fully understand the Merger, as described below, contemplated by the Merger Agreement and for a more complete description of the legal terms of the Merger, you should carefully read this entire Information Statement, the annexes attached to this Information Statement and the documents referred to or incorporated by reference in this Information Statement. We have included page references in parentheses to direct you to the appropriate place in this Information Statement for a more complete description of the topics presented in this summary. In this Information Statement, the terms “Company,” “SciPlay,” “we,” “us” and “our” refer to SciPlay Corporation. All references in this Information Statement to terms defined in the notice to which this Information Statement is attached have the meanings provided in that notice. This Information Statement is dated October 3, 2023 and is being mailed to our stockholders on or about October 3, 2023.
The Parties to the Merger Agreement (page 16)
The Company.   The Company was formed as a Nevada corporation on November 30, 2018 as a subsidiary of Parent for the purpose of completing a public offering and related transactions (collectively referred to herein as the “IPO”) in order to carry on the business of SciPlay Parent LLC and its subsidiaries. On May 7, 2019, the Company completed the IPO. As the manager of SciPlay Parent LLC, the Company operates and controls all of the business affairs of SciPlay Parent LLC and its subsidiaries. The Company is a leading developer and publisher of digital games on mobile and web platforms. The Company operates primarily in the social gaming market, which is characterized by gameplay online or on mobile devices that is social, competitive and self-directed in pace and session length. The Company also operates in the hyper-casual space, which is characterized by simpler core loops and more repetitive gameplay than casual games. To learn more about the Company, please visit www.sciplay.com. The Company’s principal executive offices are located at 6601 Bermuda Road, Las Vegas, Nevada 89119 and its telephone number is (702) 897-7150. Additional information about the Company is included in documents incorporated by reference into this Information Statement and our filings with the SEC, copies of which may be obtained without charge by following the instructions in the section titled “Where You Can Find More Information” beginning on page 96.
The Class A Common Stock is listed with, and trades on, the Nasdaq Global Select Market (“NASDAQ”) under the symbol “SCPL.”
Parent.   Light & Wonder, Inc., formerly known as Scientific Games Corporation, was incorporated in the state of Delaware on July 2, 1984. On January 10, 2018, Parent consummated a merger for the sole purpose of changing its state of incorporation from Delaware to Nevada. Parent is a leading cross-platform global games company with a focus on content and digital markets. Parent’s portfolio of revenue-generating activities in its continuing operations primarily includes supplying game content and gaming machines, casino-management systems and table game products and services to licensed gaming entities; providing social casino and other mobile games, including casual gaming, to retail customers; and providing a comprehensive suite of digital gaming content, distribution platforms, player account management systems, as well as various other iGaming content and services. To learn more about Parent, please visit www.lnw.com. Parent’s principal executive offices are located at 6601 Bermuda Road, Las Vegas, Nevada 89119 and its telephone number is (702) 897-7150.
Parent’s common stock, par value $0.001 per share (the “Parent Common Stock”) is listed with, and trades on, NASDAQ under the symbol “LNW” and is also listed in the form of CHESS Depositary Interests (“CDIs”) on the Australian Securities Exchange (“ASX”) under the symbol “LNW.”
Merger Sub.   Merger Sub was formed in Nevada on December 17, 2021. Merger Sub is a wholly owned subsidiary of Parent and has not carried on any business, conducted any operations or incurred any liabilities or obligations since its formation, other than those incidental to its formation and pursuant to the Merger Agreement, the performance of its obligations thereunder and matters ancillary thereto. Upon consummation of the Merger, Merger Sub will cease to exist. Merger Sub’s principal executive offices are located at 6601 Bermuda Road, Las Vegas, Nevada 89119 and its telephone number is (702) 897-7150.

The Merger (page 63)
On August 8, 2023, the Company entered into the Merger Agreement with Parent and Merger Sub. Upon the terms and subject to the conditions provided in the Merger Agreement, and in accordance with the NRS, at the Effective Time, Merger Sub will merge with and into the Company, with the Company surviving the Merger as the Surviving Corporation. Unless otherwise set out in the Merger Agreement, because the Merger Consideration will be paid in cash, you will receive no equity or other interest in Parent in consideration for your shares of Class A Common Stock, and after the Effective Time, you will not own any shares of Class A Common Stock.
The Merger Consideration (page 63)
At the Effective Time, by virtue of the occurrence of the Merger, the following will occur:
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(i) each share of Class A Common Stock and each share of Class B Common Stock held by the Company as treasury stock immediately prior to the Effective Time will automatically be cancelled and retired and will cease to exist, and no consideration or payment will be delivered in exchange therefor or in respect thereof, (ii) each share of Class B Common Stock issued and outstanding immediately prior to the Effective Time will remain in existence following the Effective Time as a share of Class B common stock, par value $0.001 per share, of the Surviving Corporation, but no holder thereof will be entitled to receive any consideration or payment in exchange therefor or in respect thereof and (iii) each share of Class A Common Stock held by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent as of immediately prior to the Effective Time not held on behalf of third parties will automatically be cancelled and will cease to exist, no holder thereof will be entitled to receive any consideration or payment in exchange therefor or in respect thereof (clauses (i), (ii) and (iii) collectively, the “Excluded Shares”);

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each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares):

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will be converted automatically into the right to receive the Merger Consideration of $22.95 in cash, without interest;

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will no longer be outstanding and will be automatically cancelled and will cease to exist; and

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the holders of certificates (the “Certificates”) or book-entry shares (“Book-Entry Shares”), which immediately prior to the Effective Time represented such shares of Class A Common Stock will cease to have any rights with respect to such shares of Class A Common Stock other than the right to receive the Merger Consideration, without interest thereon, in accordance with the procedures set forth in the Merger Agreement; and

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each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and become one validly issued, fully paid and nonassessable share of Class A common stock, par value $0.001 per share, of the Surviving Corporation.

At the Effective Time, each outstanding restricted stock unit with respect to Class A Common Stock held by a non-employee member of the Board (each, a “Director RSU”) will be canceled, with the holder being entitled to receive, in respect of such cancelation, without interest, an amount in cash equal to (i) the number of shares of Class A Common Stock subject to such Director RSU immediately prior to the Effective Time multiplied by (ii) the Merger Consideration, less applicable taxes required to be withheld with respect to such payment.
At the Effective Time, each outstanding restricted stock unit with respect to Class A Common Stock that is not a Director RSU (each, a “Company RSU”) will be converted into a restricted stock unit award with respect to a number of shares of Parent Common Stock equal to (i) the number of shares of Class A Common Stock subject to such Company RSU immediately prior to the Effective Time multiplied by (ii) the Equity Award Exchange Ratio (as defined below), and rounding the resulting number up to the nearest whole number of shares, and otherwise on the same terms and conditions as applied to such Company RSU as of immediately prior to the Effective Time (including with respect to vesting and timing of payment).

“Equity Award Exchange Ratio” means a fraction, the numerator of which is the Merger Consideration and the denominator of which is the average of the volume weighted averages of trading prices of Parent Common Stock on NASDAQ on each of the 10 consecutive trading days ending on (and including) the trading day that is two trading days prior to the date of the Merger Agreement.
At the Effective Time, each outstanding restricted stock unit with respect to Class A Common Stock that is conditioned on the achievement of one or more performance goals (each, a “Company PSU”) will be converted into a performance restricted stock unit award with respect to a target number of shares of Parent Common Stock equal to (i) the target number of shares of Class A Common Stock subject to such Company PSU immediately prior to the Effective Time multiplied by (ii) the Equity Award Exchange Ratio, and rounding the resulting number up to the nearest whole number of shares, and otherwise generally on the same terms and conditions as applied to such Company PSU as of immediately prior to the Effective Time (including with respect to vesting and timing of payment, including performance-based vesting conditions).
We encourage you to read the Merger Agreement, which is attached as Annex A to this Information Statement, as it is the legal document that governs the Merger and the other Transactions.
Recommendation of the Special Committee; Reasons for the Merger; Recommendation of the Board (page 30)
After consideration of various factors as discussed in the section titled “The Special Factors —  Recommendation of the Special Committee; Reasons for the Merger; Recommendation of the Board” beginning on page 30, the Special Committee unanimously determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Stockholders (other than Parent and its subsidiaries) and declared advisable the Merger Agreement, the Merger and the other Transactions. The Special Committee also unanimously recommended to the Board that the Board:
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approve, adopt and declare advisable the Merger Agreement, the Merger and the other Transactions;

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direct the submission of the Merger Agreement to the Stockholders for approval; and

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recommend that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions.

After consideration of various factors as discussed in the section titled “The Special Factors —  Recommendation of the Special Committee; Reasons for the Merger; Recommendation of the Board” beginning on page 30, the Board, acting, at least in part, based upon the unanimous recommendation of the Special Committee:
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determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Stockholders (other than Parent and its subsidiaries);

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adopted and approved, pursuant to NRS 92A.120, and declared advisable the Merger Agreement, the Merger and the other Transactions;

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directed the submission of the Merger Agreement to the Stockholders for approval; and

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recommended that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions.

Required Stockholder Approval for the Merger (page 35)
Under Nevada law and the Company Charter, the approval of the Merger Agreement, the Merger and the other Transactions required the affirmative vote (at a meeting or by written consent) of a majority of the voting power of the Stockholders, with holders of Class A Common Stock and holders of Class B Common Stock voting together as a single class. As of August 8, 2023, the record date for determining Stockholders entitled to vote on the approval of the Merger Agreement, there were 124,766,584 shares of Common Stock outstanding, consisting of 21,219,563 shares of Class A Common Stock outstanding and 103,547,021 shares of Class B Common Stock outstanding. Holders of shares of Class A Common Stock are entitled to one vote for each share held of record on all matters on which Stockholders are entitled to vote generally, including approval of the Merger Agreement. Holders of shares of Class B Common Stock are entitled to 10 votes for each share held of record on all matters on which Stockholders are entitled to vote generally, including approval of the Merger Agreement.
On August 8, 2023, following the execution of the Merger Agreement, Parent caused the Principal Stockholder, which on such date beneficially owned all of the issued and outstanding shares of Class B Common Stock (and no shares of Class A Common Stock), representing approximately 97.9% of the outstanding voting power of the issued and outstanding shares of Common Stock, to execute and deliver to the Company the Written Consent. No further action by any other holder of shares of Common Stock is required under applicable law or the Merger Agreement (or otherwise) to approve the Merger Agreement, the Merger and the other Transactions. As a result, the Company is not soliciting your vote for or consent to the approval of the Merger Agreement, the Merger and the other Transactions, and will not call a stockholders’ meeting for purposes of voting on the approval of the Merger Agreement, the Merger and the other Transactions. No further action by the Stockholders is required to complete the Merger and all requisite corporate action by and on behalf of Parent and Merger Sub required to complete the Merger has been taken.
Opinion of Lazard (page 36 and Annex B)
The Special Committee retained Lazard to provide it with financial advisory services and a fairness opinion in connection with the Merger. At its August 8, 2023 meeting to consider the approval of the Merger, the Special Committee received an oral opinion rendered by Lazard, which was subsequently confirmed in writing by delivery of Lazard’s opinion dated as of the same date, to the effect that, as of August 8, 2023, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in Lazard’s written opinion, the Merger Consideration to be paid to holders of Class A Common Stock (other than holders of shares of Class A Common Stock that are Excluded Shares) in the Merger was fair, from a financial point of view, to such holders of Class A Common Stock (other than holders of shares of Class A Common Stock that are Excluded Shares).
The full text of Lazard’s written opinion, dated August 8, 2023, which is attached to this Information Statement as Annex B and is incorporated by reference in its entirety into this Information Statement, sets forth the assumptions, procedures, factors, qualifications and limitations on the review undertaken by Lazard in connection with its opinion. Holders of shares of Class A Common Stock are urged to read this opinion carefully and in its entirety. Lazard’s written opinion was provided for the use and benefit of the Special Committee (in its capacity as such) in connection with its evaluation of the Merger, was directed only to the fairness, from a financial point of view, to holders of shares of Class A Common Stock (other than holders of shares of Class A Common Stock that are Excluded Shares) of the Merger Consideration, and did not address any other aspects or implications of the Merger. Lazard’s opinion does not constitute a recommendation to any Stockholder as to how such Stockholder should vote or act with respect to the Merger or any matter relating thereto. The summary of the opinion of Lazard set forth in this Information Statement is qualified in its entirety by reference to the full text of such opinion.
Opinion of Macquarie Capital (page 44 and Annex C)
On August 7, 2023, Macquarie Capital (USA) Inc. (“Macquarie Capital”) rendered its written opinion to the Parent Board as to, as of August 7, 2023 and based upon and subject to the factors and assumptions set forth therein, the fairness, from a financial point of view, to Parent of the Merger Consideration to be paid by Parent in the Merger pursuant to the Merger Agreement.
Macquarie Capital’s opinion was directed to the Parent Board (in its capacity as such), and only addressed the fairness, from a financial point of view, to Parent of the Merger Consideration to be paid by Parent in the Merger pursuant to the Merger Agreement and did not address any other aspect or implication (financial or otherwise) of the Merger. The summary of Macquarie Capital’s opinion in this Information Statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex C to this Information Statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Macquarie Capital in preparing its opinion. However, neither Macquarie Capital’s written opinion nor the summary of its opinion and the related analyses set forth in this Information Statement are intended to be, and they do not constitute, advice or a recommendation to any securityholder as to how such holder should vote or act on any matter relating to the Merger or otherwise.
Financing (page 50)
Parent intends to fund the amounts necessary to complete the Transactions with cash on hand.
For more information, see the section titled “Special Factors — Financing” beginning on page 50 of this Information Statement.
The Merger Agreement (page 63 and Annex A)
Conditions to Consummation of the Merger
The respective obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or (to the extent permitted by law) waiver by the Company and Parent on or prior to the date on which the closing of the Merger occurs (the “Closing Date”) of the following conditions:
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the Required Stockholder Approval has been obtained (which has already occurred);

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no governmental authority has enacted, issued, promulgated, enforced or entered any law or order which is then in effect and has the effect of enjoining or otherwise prohibiting the consummation of the Merger, unless such law or order is vacated, terminated or withdrawn; and

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at least 20 calendar days have elapsed since the Company mailed to the Stockholders this Information Statement.

The Written Consent was delivered to the Company on August 8, 2023 following the execution of the Merger Agreement, and as a result, the first closing condition listed above has been satisfied.
The obligations of Parent and Merger Sub to consummate the Merger are also subject to the satisfaction or (to the extent permitted by law) waiver by Parent on or prior to the Closing Date of the following conditions:

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the representations and warranties of the Company being true and correct at and as of the date of the Merger Agreement and the Closing Date in the manner described in the section titled “The Merger Agreement — Conditions to Consummation of the Merger” beginning on page 78;

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the Company having performed or complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by it on or prior to the Closing Date; and

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the receipt by Parent of a certificate dated as of the Closing Date and signed by an executive officer of the Company certifying that each of the conditions specified above has been satisfied.

The obligation of the Company to consummate the Merger is also subject to satisfaction or (to the extent permitted by law) waiver by the Company on or prior to the Closing Date of the following conditions:

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the representations and warranties of Parent and Merger Sub being true and correct at and as of the date of the Merger Agreement and the Closing Date in the manner described in the section titled “The Merger Agreement — Conditions to Consummation of the Merger” beginning on page 78;

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each of Parent and Merger Sub having performed or complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by them on or prior to the Closing Date; and

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the receipt by the Company of a certificate dated as of the Closing Date and signed by an executive officer of Parent certifying that each of the conditions specified above has been satisfied.

No Solicitation
The Company has agreed that, from the date of the Merger Agreement until the Effective Time (or, if earlier, the termination of the Merger Agreement in accordance with its terms), it will not, and it will not authorize or permit any of its subsidiaries to, and it will use its reasonable best efforts to cause its and its subsidiaries’ respective representatives not to, directly or indirectly:
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initiate, solicit or knowingly encourage or facilitate (including by way of providing non-public information) the making of any Acquisition Proposal (as defined below) or any inquiry, proposal or request for information that may reasonably be expected to lead to an Acquisition Proposal; and

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other than informing third parties of the existence of the no solicitation provisions contained in the Merger Agreement, engage in negotiations or substantive discussions with, or furnish any nonpublic information to, any third party relating to an Acquisition Proposal or any inquiry, proposal or request for information that may reasonably be expected to lead to an Acquisition Proposal.

The Company has also agreed that it will, and it will cause its affiliates and its and their respective representatives to, immediately cease and cause to be terminated all existing activities, discussions or negotiations with any person (other than Parent and its representatives) conducted prior to the date of the Merger Agreement with respect to any Acquisition Proposal, or any inquiry or proposal that may reasonably be expected to result in or lead to an Acquisition Proposal, immediately request the prompt return or destruction of all confidential information previously furnished to such person or its representatives by or on behalf of the Company or any subsidiary of the Company and immediately terminate all physical and electronic data room access previously granted to any such person or its representatives.
The Merger Agreement provides that the term “Acquisition Proposal” means, other than the Transactions, any bona fide proposal or offer (other than a proposal or offer by Parent or any of its subsidiaries) from a third party relating to: (i) a merger, reorganization, sale of assets, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation, joint venture or similar transaction involving the Company or any of its subsidiaries whose revenues, income, EBITDA (which the Merger Agreement defines as, with respect to a person, the net income of such person, as determined in accordance with GAAP, before interest, taxes, depreciation and amortization) or assets, individually or in the aggregate, constitute 25% or more of the consolidated revenues, income, EBITDA or assets of the Company and its subsidiaries (in the case of assets, based on fair market value, as determined in good faith by the Special Committee); (ii) the acquisition (whether by merger, consolidation, equity investment, joint venture or otherwise) by any person of 25% or more of the assets of the Company and its subsidiaries, taken as a whole (based on fair market value, as determined in good faith by the Special Committee); (iii) the acquisition in any manner, directly or indirectly, by any person of 25% or more of the issued and outstanding shares of Common Stock; (iv) any purchase, acquisition, tender offer or exchange offer that, if consummated, would result in any person beneficially owning 25% or more of the Common Stock or any class of equity or voting securities of the Company (or any of its subsidiaries whose revenues, income, EBITDA or assets, individually or in the aggregate, constitute 25% or more of the consolidated revenues, income, EBITDA or assets of the Company and its subsidiaries (in the case of assets, based on fair market value)); or (v) any combination of the foregoing.
Termination of the Merger Agreement
The Merger Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time by the mutual written consent of Parent and the Company (in the case of the Company, acting on the recommendation of the Special Committee).
In addition, the Merger Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time by either Parent or the Company if:
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the Merger is not consummated on or before 5:00 p.m. (Las Vegas time) on February 8, 2024 (the “Termination Date”), except that this right will not be available to a party if such party’s material breach or violation of any of its covenants, agreements or other obligations under the Merger Agreement has been the principal cause of or directly resulted in (i) the failure of the terminating party to satisfy the conditions to its obligations to consummate the Merger prior to the Termination Date or (ii) the failure of the Merger to be consummated by the Termination Date (the “Outside Date Termination Right”); or

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any law or order enacted, issued, promulgated, enforced or entered by any governmental authority enjoining or otherwise prohibiting the consummation of the Merger is in effect and has become final and non-appealable, except that the party seeking to use this right is required to have complied with its obligations under the Merger Agreement with respect to preventing the entry of and appealing any such law or order, and except that this right will not be available to a party if the issuance of such final, non-appealable law or order is primarily due to the failure of such party (and in the case of Parent, including the failure of Merger Sub) to perform any of its obligations under the Merger Agreement (the “Legal Restraint Termination Right”).
The Merger Agreement also provides that Parent may terminate the Merger Agreement if the Company breaches or fails to perform any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement, which breach or failure to perform (i) would give rise to the failure of a condition to Parent and Merger Sub’s obligations to consummate the Merger and (ii)(x) is not capable of being cured prior to the Termination Date or (y) is not cured by the Company on or before the earlier of (A) the Termination Date and (B) the date that is 60 days after the receipt by the Company of written notice from Parent of such breach or failure, except that Parent will not have the right to terminate the Merger Agreement if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements under the Merger Agreement such that the conditions to the Company’s obligations to consummate the Merger could not then be satisfied.
The Merger Agreement also provides that the Company may terminate the Merger Agreement if Parent or Merger Sub breaches or fails to perform any of their respective representations, warranties, covenants or other agreements set forth in the Merger Agreement, which breach or failure to perform (i) would give rise to the failure of a condition to the Company’s obligations to consummate the Merger and (ii)(x) is not capable of being cured prior to the Termination Date or (y) is not cured by Parent or Merger Sub on or before the earlier of (A) the Termination Date and (B) the date that is 30 days after the receipt by Parent of written notice from the Company of such breach or failure, except that the Company will not have the right to terminate the Merger Agreement if the Company is then in material breach of any of its representations, warranties, covenants or agreements under the Merger Agreement such that the conditions to Parent and Merger Sub’s obligations to consummate the Merger could not then be satisfied (the “Parent Breach Termination Right”).
The Merger Agreement provides that if the Merger Agreement is terminated pursuant to a party’s exercise of the Outside Date Termination Right or the Legal Restraint Termination Right (in each case, to the extent such termination results from a breach of the Merger Agreement by Parent or its subsidiaries (other than the Company and any of the Company’s subsidiaries)) or the Parent Breach Termination Right, then Parent will bear all fees and expenses incurred by the Company (including fees and expenses incurred by or on behalf of the Special Committee) in connection with the Merger Agreement, the Merger and the other Transactions.
The Merger Agreement also includes a termination right for the Company if the Required Stockholder Approval is not obtained, including if the Principal Stockholder does not deliver the Written Consent within two business days of the date of the Merger Agreement. If the Company exercises this termination right, Parent will also bear all fees and expenses incurred by the Company (including fees and expenses incurred by or on behalf of the Special Committee) in connection with the Merger Agreement, the Merger and the other Transactions. Because the Written Consent was delivered to the Company on August 8, 2023 following execution of the Merger Agreement and the Required Stockholder Approval is thereby obtained, this termination right is no longer exercisable, and Parent can no longer be required to pay the Company such fees and expenses in this scenario.
Interests of Our Directors and Executive Officers in the Merger (page 54)
You should be aware that the Company’s executive officers and directors have interests in the Merger that may be different from, or in addition to, the interests of the Stockholders generally. The Board and the Special Committee were aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described in the section titled “The Special Factors — Interests of Our Directors and Executive Officers in the Merger” beginning on page 54.

Material United States Federal Income Tax Consequences of the Merger (page 59)
The exchange of shares of Class A Common Stock for cash pursuant to the Merger will be a taxable transaction for United States federal income tax purposes. Therefore, a United States Holder (as defined in the section titled “The Special Factors — Material United States Federal Income Tax Consequences of the Merger” beginning on page 59) receiving cash in the Merger generally will recognize capital gain or loss for United States federal income tax purposes in an amount equal to the difference between (i) the amount of cash the United States Holder received (determined before deduction of any applicable withholding taxes) and (ii) the adjusted tax basis of the surrendered shares of Class A Common Stock.
A Non-United States Holder (as defined in “The Special Factors — Material United States Federal Income Tax Consequences of the Merger”) will generally not be subject to United States federal income tax on any gain resulting from the exchange of shares of Class A Common Stock pursuant to the Merger, unless such holder has certain connections to the United States, but the Merger could be a taxable transaction to such holder under non-United States tax laws applicable to such holder.
Holders of shares of Class A Common Stock should read the section titled “The Special Factors — Material United States Federal Income Tax Consequences of the Merger” beginning on page 59 for a more detailed description of the United States federal income tax consequences of the Merger. Tax matters can be complicated, and the tax consequences of the Merger to you will depend on your particular situation. Holders are urged to consult their own tax advisors about the U.S. federal, state, local and non-U.S. tax consequences of the Merger.
Regulatory Approvals (page 61)
Under the Merger Agreement and upon the terms and subject to the conditions thereof, each of the parties to the Merger Agreement has agreed to (and to cause each of their applicable affiliates and subsidiaries to) use its reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for in the Merger Agreement) to take, or cause to be taken, all actions, and use its reasonable best efforts to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner reasonably practicable, the Merger and the other Transactions, including using its reasonable best efforts to (i) cause the conditions precedent to the consummation of the Merger to be satisfied as promptly as reasonably practicable and (ii) obtain all consents from any governmental authority or any third party necessary, proper or advisable in connection with the consummation of the Transactions, and make all necessary registrations, declarations and filings with, and notices to, any governmental authorities and take all reasonable steps as may be necessary to obtain a consent from, or to avoid a suit, action, proceeding or investigation by, any governmental authority or other persons necessary in connection with the consummation of the Merger and the other Transactions.
Parent has also agreed to take or cause to be taken and do or cause to be done all things necessary, proper or advisable under any applicable laws to consummate and make effective the Merger and the other Transactions with respect to obtaining from any applicable governmental authority applicable clearances, consents, authorizations, approvals or waivers with respect to the Merger and the other Transactions in each case that are required solely as a result of the identity of Parent or its subsidiaries (other than the Company and any of the Company’s subsidiaries) or the businesses they are engaged in, and preventing the entry of any law or order related thereto and to appeal any judgments entered in connection therewith that are caused solely by the identity of Parent or its subsidiaries (other than the Company and any of the Company’s subsidiaries) or the businesses they are engaged in, as promptly as practicable and in any event by the Termination Date.
None of the Company and the LNW Entities are aware of any federal or state regulatory approval required in connection with the Transactions, other than compliance with applicable federal securities laws, the rules and regulations of NASDAQ and applicable Nevada law.

Procedures for Receiving Merger Consideration (page 65)
As promptly as practicable following the Effective Time and in any event not later than the second business day thereafter, Parent will cause the paying agent to mail (and to make available for collection by hand) to each holder of record of a Certificate (other than Certificates representing Excluded Shares) that immediately prior to the Effective Time represented outstanding shares of Class A Common Stock that were converted pursuant to the Merger Agreement (i) a letter of transmittal, which will specify that delivery will be effected, and risk of loss and title to the Certificates, as applicable, will pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) to the paying agent and which will be in the form and have such other provisions as Parent and the Company may reasonably specify and (ii) instructions for use in effecting the surrender of the Certificates (or affidavit of loss in lieu thereof) in exchange for the Merger Consideration, the form and substance of which letter of transmittal and instruction will be as reasonably agreed by the Company and Parent and prepared prior to the Closing Date.
With respect to Book-Entry Shares not held through the Depositary Trust Company (“DTC”), as promptly as reasonably practicable after the Effective Time, and in any event not later than the second business day thereafter, Parent will cause the paying agent to mail to the holder of record of such Book-Entry Shares (i) a notice advising such holders of the effectiveness of the Merger and (ii) a check in the amount (after giving effect to any required withholdings under applicable tax law as provided in the Merger Agreement) of the sum of the Merger Consideration that such holder is entitled to receive pursuant to the Merger Agreement and any unpaid dividends or other distributions that such holder has the right to receive pursuant to the Merger Agreement.
With respect to Book-Entry Shares held through DTC, Parent and the Company will cooperate to establish procedures with the paying agent and DTC to ensure that the paying agent will transmit to DTC or its nominees, as soon as reasonably practicable after the Effective Time, upon surrender of Book-Entry Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures, the Merger Consideration to be paid pursuant to the Merger Agreement.
Governing Law
The Merger Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to the Merger Agreement, or the actions of any party in the negotiation, administration, performance and enforcement thereof, will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice or conflict of laws provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York (except that the provisions of the laws of the State of Nevada will govern (i) the fiduciary duties of the Board, the Special Committee, the Parent Board and the officers, employees and agents of the parties to the Merger Agreement and (ii) to the extent such laws are otherwise mandatorily applicable to the Merger Agreement, the Merger (including the consummation and other effects thereof) and the other Transactions).
No Dissenter’s Rights (page 89)
Pursuant to NRS 92A.390, no holder of any shares of Class A Common Stock will have or be entitled to assert dissenter’s rights as a result of or in connection with the Merger Agreement, the Merger or the other Transactions. Neither the Company Charter nor any resolution of the Board provides or will provide for any rights of dissent in respect of the Merger Agreement, the Merger or the other Transactions to any holder of Class A Common Stock.
Transaction Litigation (page 58)
As of the filing of this Information Statement, the Company is not aware of any complaints filed or litigation pending related to the Merger.

Market Information, Dividends and Certain Transactions in the Class A Common Stock (page 84)
The Class A Common Stock is listed on NASDAQ under the trading symbol “SCPL.” As of September 29, 2023, 21,599,477 shares of Class A Common Stock were issued and outstanding. The Company’s book value per share of Class A Common Stock as of June 30, 2023 was $32.24, calculated by dividing total equity at $683.5 million by the total number of shares of Class A Common Stock outstanding on June 30, 2023, 21.2 million shares of Class A Common Stock. Since the date of our IPO, we have not paid dividends on outstanding Common Stock. The terms of the Merger Agreement do not allow us to declare or pay any dividend between August 8, 2023 and the earlier of the consummation of the Merger and the termination of the Merger Agreement.

QUESTIONS AND ANSWERS ABOUT THE MERGER
The following questions and answers are intended to briefly address commonly asked questions as they pertain to the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a Stockholder. Please refer to the section titled “Summary” beginning on page 1 and the more detailed information contained elsewhere in this Information Statement, the annexes to this Information Statement and the documents referred to or incorporated by reference in this Information Statement, each of which you should read carefully. You may obtain additional information, which is incorporated by reference in this Information Statement, without charge, by following the instructions in the section titled “Where You Can Find More Information” beginning on page 96.
Q:
What is the proposed transaction and what effects will it have on the Company?

A:
The proposed transaction is the acquisition by Parent of all of the shares of Class A Common Stock (other than any Excluded Shares) issued and outstanding immediately prior to the Effective Time through the merger of Merger Sub and the Company on the terms and subject to the conditions set forth in the Merger Agreement. Once the closing conditions under the Merger Agreement have been satisfied or waived (to the extent waivable) and subject to the other terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company. The Company will be the Surviving Corporation of the Merger and will cease to be a publicly traded company.

Q:
What will I receive in the Merger?

A:
Upon completion of the Merger and subject to the terms and conditions set forth in the Merger Agreement, you will receive the Merger Consideration equal to $22.95 in cash, without interest and less any required withholding taxes, for each share of Class A Common Stock that you own. For example, if you own 100 shares of Class A Common Stock, you will receive $2,295.00 in cash for your shares of Class A Common Stock without interest and less any required withholding taxes. Upon completion of the Merger, subject to the rights of Company equity awards (if applicable), you will not own any equity or other interest in the Surviving Corporation.

Q:
What happens to Company equity awards if the Merger is completed?

A:
At the Effective Time, each outstanding Director RSU will be canceled, with the holder being entitled to receive, in respect of such cancelation, without interest, an amount in cash equal to (i) the number of shares of Class A Common Stock subject to such Director RSU immediately prior to the Effective Time multiplied by (ii) the Merger Consideration.

At the Effective Time, each outstanding Company RSU will be converted into a restricted stock unit award with respect to a target number of shares of Parent Common Stock equal to (i) the number of shares of Class A Common Stock subject to such Company RSU immediately prior to the Effective Time multiplied by (ii) the Equity Award Exchange Ratio, and rounding the resulting number up to the nearest whole number of shares, and otherwise on the same terms and conditions as applied to such Company RSU as of immediately prior to the Effective Time (including with respect to vesting and timing of payment).
At the Effective Time, each outstanding Company PSU will be converted into a performance restricted stock unit award with respect to a number of shares of Parent Common Stock equal to (i) the target number of shares of Class A Common Stock subject to such Company PSU immediately prior to the Effective Time multiplied by (ii) the Equity Award Exchange Ratio, and rounding the resulting number up to the nearest whole number of shares, and otherwise generally on the same terms and conditions as applied to such Company PSU as of immediately prior to the Effective Time (including with respect to vesting and timing of payment, including performance-based vesting conditions).
In connection with the execution of the Merger Agreement, the Compensation Committee of the Board took all necessary actions to provide that: (i) the then-current offering period under the Company’s Employee Stock Purchase Plan (the “Company ESPP”) ends no later than the tenth day preceding the Effective Time and the purchase price in respect of such offering period will not be lowered, (ii) no new purchase or offering period will commence under the Company ESPP, (iii) no participant can increase the percentage amount of his or her payroll deduction election in effect and no new participants can participate in the Company ESPP and (iv) as of the Effective Time, the Company ESPP will terminate.
Q:
When do you expect the Merger to be completed?

A:
We are working to complete the Merger as quickly as possible. We currently expect to complete the Merger promptly after all of the conditions to the Merger have been satisfied or waived and subject to the other terms and conditions set forth in the Merger Agreement. Completion of the Merger is currently expected to occur in the fourth quarter of 2023, although the Company cannot assure completion by any particular date, if at all.

Q:
What happens if the Merger is not completed?

A:
If the Merger is not completed for any reason, Stockholders will not receive any payment for their shares of Class A Common Stock in connection with the Merger. Additionally, the Company will remain a publicly traded company, and shares of Class A Common Stock will continue to be traded on NASDAQ.

Q:
Why am I not being asked to vote on the Merger?

A:
To effect the Merger, applicable Nevada law and the Company Charter requires the approval of the Merger Agreement by the affirmative vote (at a meeting or by written consent) of a majority of the voting power of the Stockholders, with holders of Class A Common Stock and holders of Class B Common Stock voting together as a single class. The Company Charter permits the Stockholders to act by written consent in certain circumstances, including in connection with the approval of transactions such as the Merger. On August 8, 2023, following the execution of the Merger Agreement, Parent caused the Principal Stockholder, which on such date beneficially owned all of the issued and outstanding shares of Class B Common Stock, representing approximately 97.9% of the outstanding voting power of the issued and outstanding shares of Common Stock, to execute and deliver to the Company the Written Consent, thereby providing the required stockholder approval for the Merger. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy, and you are requested not to send us a proxy.

Q:
Why did I receive this Information Statement?

A:
Securities laws and regulations require us to provide you with notice of the Written Consent that was delivered by the Principal Stockholder, as well as other information regarding the Merger, even though your vote or consent is neither required nor requested to approve or authorize the Merger Agreement or complete the Merger.

Q:
What did the Special Committee determine and recommend to the Board?

A:
The Special Committee unanimously determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Stockholders (other than Parent and its subsidiaries), and declared advisable the Merger Agreement, the Merger and the other Transactions.

The Special Committee also unanimously recommended to the Board that the Board: (i) approve, adopt and declare advisable the Merger Agreement, the Merger and the other Transactions; (ii) direct the submission of the Merger Agreement to the Stockholders for approval; and (iii) recommend that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions.
Q:
Did the Board approve and recommend the Merger Agreement?

A:
Yes. Among other things, the Board (acting, at least in part, based upon the receipt of the unanimous recommendation of the Special Committee) has: (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Stockholders (other than Parent and its subsidiaries), (ii) adopted and approved, pursuant to NRS 92A.120, and declared advisable the Merger Agreement, the Merger and the other Transactions,

(iii) directed the submission of the Merger Agreement to the Stockholders for approval and (iv) recommended that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions.
Q:
What happens if I sell my shares before the completion of the Merger?

A:
If you transfer your shares of Class A Common Stock before consummation of the Merger, you will have transferred the right to receive the Merger Consideration. In order to receive the Merger Consideration, you must hold your shares of Class A Common Stock through the Effective Time.

Q:
How do I surrender my Book-Entry Shares held by the Company’s transfer agent, American Stock Transfer & Trust Company, LLC?

A:
Without any action by any holder of record of Book-Entry Shares not held through DTC, Parent will direct the paying agent to mail to each such holder (i) a notice of effectiveness of the Merger and (ii) a check for cash in an amount, less any required withholding taxes, equal to the number of Book-Entry Shares held by such holder immediately prior to the Effective Time multiplied by the Merger Consideration and such Book-Entry Shares will forthwith be canceled.

Q:
Should I send in my Certificates or other evidence of ownership now?

A:
No. If you hold Certificates representing shares of Class A Common Stock, after the Merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your Certificates for the Merger Consideration. If your shares of Class A Common Stock are held in “street name” by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your “street name” shares in exchange for the Merger Consideration. Do not send in your Certificates now.

Q:
What happens to my shares of Class A Common Stock held by my broker?

A:
Your broker generally will handle cashing out all shares of Class A Common Stock that you hold in your brokerage account after the closing of the Merger has occurred. You should direct any specific questions on this to your broker.

Q:
Is the Merger subject to any conditions?

A:
Yes. Before the Merger can be completed, the Company, Parent and Merger Sub must satisfy or, if permissible, waive several closing conditions. If these conditions are not satisfied or waived, the Merger will not be completed. See the section titled “The Merger Agreement — Conditions to Consummation of the Merger” beginning on page 78.

Q:
Am I entitled to exercise dissenter’s rights instead of receiving the Merger Consideration for my shares of Class A Common Stock?

A:
No. Pursuant to NRS 92A.390, no holder of any shares of Class A Common Stock will have or be entitled to assert dissenter’s rights as a result of or in connection with the Merger. Neither the Company Charter nor any resolution of the Board provides or will provide for any rights of dissent in respect of the Merger Agreement, the Merger or the other Transactions to any holder of Class A Common Stock. See the section titled “No Dissenter’s Rights” beginning on page 89.

Q:
What happens if a third party makes an offer to acquire the Company before the Merger is completed?

A:
The Company’s rights to provide non-public information and engage in negotiations or discussions with third parties with respect to an Acquisition Proposal or any inquiry, proposal or request for information that may reasonably be expected to lead to an Acquisition Proposal ceased upon the execution of the Merger Agreement. See the section titled “The Merger Agreement — No Solicitation” beginning on page 72.

Q:
Will I owe taxes as a result of the Merger?

A:
The exchange of shares of Class A Common Stock for the Merger Consideration pursuant to the Merger will be a taxable transaction for United States federal income tax purposes. Therefore, a United States Holder receiving the Merger Consideration generally will recognize capital gain or loss for United States federal income tax purposes in an amount equal to the difference between (i) the amount of the Merger Consideration that such United States Holder received (determined before deduction of any applicable withholding taxes) and (ii) the adjusted tax basis of the surrendered shares of Class A Common Stock.

A Non-United States Holder will generally not be subject to United States federal income tax on any gain resulting from the exchange of shares of Class A Common Stock pursuant to the Merger, unless such holder has certain connections to the United States, but the Merger could be a taxable transaction to such holder under non-United States tax laws applicable to such holder.
Holders of shares of Class A Common Stock should read the section titled “The Special Factors — Material United States Federal Income Tax Consequences of the Merger” beginning on page 59 for a more detailed description of the United States federal income tax consequences of the Merger. Tax matters can be complicated, and the tax consequences of the Merger to you will depend on your particular situation. Holders are urged to consult their own tax advisors about the U.S. federal, state, local and non-U.S. tax consequences of the Merger.
Q:
Where can I find more information about the Company?

A:
We file annual, quarterly and current reports, proxy statements, and other documents with the SEC. The Company’s reports, statements and other information filed with the SEC can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. For a more detailed description of the available information, please refer to the section titled “Where You Can Find More Information” beginning on page 96.

Q:
Who can help answer my other questions?

A:
If you have more questions about the Merger or the other Transactions, please contact our Investor Relations Department at SciPlayIR@sciplay.com. If your broker holds your shares of Class A Common Stock, you should call your broker for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Information Statement, and the documents to which we refer you in this Information Statement, contain forward-looking statements including, without limitation, statements regarding forecasts and projections as described in the section titled “The Special Factors — Certain Company Financial Forecasts” beginning on page 42. We have used the words “may,” “will,” “estimate,” “intend,” “plan,” “continue,” “believe,” “expect,” “anticipate,” “target,” “should,” “could,” “potential,” “opportunity,” “goal” or similar terminology to identify forward-looking statements. These statements are based upon management’s current expectations, assumptions and estimates regarding the Merger and the other Transactions, the expected benefits of the Merger and the other Transactions, future opportunities for the combined company and future stockholder value. Forward-looking statements are not guarantees of timing, future results or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including:
•
the possibility that the conditions to the completion of the Merger may not be satisfied on the anticipated schedule or at all;

•
the possibility that the Merger may not be consummated or that Parent and the Company may be unable to achieve expected operational, strategic and financial benefits of the Merger;

•
the possibility of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•
the outcome of any legal proceedings that may be instituted following announcement of the Merger;

•
failure to retain key management and employees of the Company;

•
unfavorable reaction to the Merger by customers, competitors, suppliers and employees;

•
unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; and

•
additional factors described in the Company’s filings with the SEC, including in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (including under the headings “Forward-Looking Statements” and “Risk Factors”) and our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023 and June 30, 2023 (which are incorporated by reference herein), and the Rule 13e-3 Transaction Statement on Schedule 13E-3 to be filed by the Company and Parent and certain other persons with respect to the Transactions (including all exhibits and any amendments or supplements thereto, the “Schedule 13E-3”).

We believe that the assumptions on which our forward-looking statements are based are reasonable. All subsequent written and oral forward-looking statements concerning the Merger and the other Transactions, or other matters addressed in this Information Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Forward-looking statements speak only as of the date of this Information Statement or the date of any document incorporated by reference in this document. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

THE PARTIES TO THE MERGER AGREEMENT
The Company
SciPlay Corporation
6601 Bermuda Road
Las Vegas, Nevada 89119
Phone: (702) 897-7150
The Company was formed as a Nevada corporation on November 30, 2018 as a subsidiary of Parent for the purpose of completing the IPO in order to carry on the business of SciPlay Parent LLC and its subsidiaries. On May 7, 2019, the Company completed the IPO. As the manager of SciPlay Parent LLC, the Company operates and controls all of the business affairs of SciPlay Parent LLC and its subsidiaries. The Company is a leading developer and publisher of digital games on mobile and web platforms. The Company operates primarily in the social gaming market, which is characterized by gameplay online or on mobile devices that is social, competitive and self-directed in pace and session length. The Company also operates in the hyper-casual space, which is characterized by simpler core loops and more repetitive gameplay than casual games. To learn more about the Company, please visit www.sciplay.com. Additional information about the Company is included in documents incorporated by reference into this Information Statement and our filings with the SEC, copies of which may be obtained without charge by following the instructions in the section titled “Where You Can Find More Information” beginning on page 96.
The Class A Common Stock is listed with, and trades on, NASDAQ under the symbol “SCPL.”
Parent
Light & Wonder, Inc.
6601 Bermuda Road
Las Vegas, Nevada 89119
Phone: (702) 897-7150
Light & Wonder, Inc., formerly known as Scientific Games Corporation, was incorporated in the state of Delaware on July 2, 1984. On January 10, 2018, Parent consummated a merger for the sole purpose of changing its state of incorporation from Delaware to Nevada. Parent is a leading cross-platform global games company with a focus on content and digital markets. Parent’s portfolio of revenue-generating activities in its continuing operations primarily includes supplying game content and gaming machines, casino-management systems and table game products and services to licensed gaming entities; providing social casino and other mobile games, including casual gaming, to retail customers; and providing a comprehensive suite of digital gaming content, distribution platforms, player account management systems, as well as various other iGaming content and services. To learn more about Parent, please visit www.lnw.com.
The Parent Common Stock is listed with, and trades on, NASDAQ under the symbol “LNW” and is also listed in the form of CHESS Depositary Interests (“CDIs”) on the Australian Securities Exchange (“ASX”) under the symbol “LNW.”
Merger Sub
Bern Merger Sub, Inc.
6601 Bermuda Road
Las Vegas, Nevada 89119
Phone: (702) 897-7150
Merger Sub was formed in Nevada on December 17, 2021. Merger Sub is a wholly owned subsidiary of Parent and has not carried on any business, conducted any operations or incurred any liabilities or obligations since its formation, other than those incidental to its formation and pursuant to the Merger Agreement, the performance of its obligations thereunder and matters ancillary thereto. Upon consummation of the Merger, Merger Sub will cease to exist.

DIRECTORS, EXECUTIVE OFFICERS AND CONTROLLING PERSONS OF THE COMPANY
Neither the Company nor, to the knowledge of the Company, any of the Company’s directors or executive officers listed below has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). In addition, neither the Company nor, to the knowledge of the Company, any of the Company’s directors or executive officers listed below has during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws, or a finding of any violation of U.S. federal or state securities laws. The business address of each of the directors and executive officers of the Company listed below is 6601 Bermuda Road, Las Vegas, Nevada 89119. Each of the directors and executive officers of the Company listed below is a citizen of the United States of America, unless otherwise specified herein.
Directors
Antonia Korsanos has served as Chair of the Board since August 2022. She has also served as Executive Vice Chair of the Parent Board since September 2020 and has served as a consultant to Parent with the title of Advisor to the CEO since July 2019. Previously, Ms. Korsanos served as the Chief Financial Officer of Aristocrat Leisure Limited (“Aristocrat”) from 2009 to 2018 and Company Secretary from 2011 to 2018. Prior to joining Aristocrat, Ms. Korsanos held senior leadership roles in the consumer goods industry, including at Goodman Fielder and Kellogg’s. Ms. Korsanos has served as a director of Treasury Wine Estates Limited since April 2020. Ms. Korsanos previously served as a director of Ardent Leisure Group Limited from September 2018 to June 2020, Crown Resorts Limited from May 2018 to October 2021 and Webjet Limited from June 2018 to March 2021. Ms. Korsanos is a citizen of Australia.
Joshua J. Wilson has served as Chief Executive Officer of the Company and as a Director of the Company since April 2019. Mr. Wilson has also served as Chief Operating Officer and Senior Vice President for our business since April 2016 to drive marketing, technology, production and product management for our business, after previously serving as the Vice President of Product and Operations, Vice President of Product and Executive Director Social Gaming Products. From June 2012 to December 2013, Mr. Wilson was Senior Director of Social Products and Director of Social Gaming for WMS Industries, Inc. (“WMS”), which was acquired by Parent in 2013, overseeing web development, analytics and road mapping while creating a business intelligence system and launching our social casino games Jackpot Party Casino and Gold Fish Casino. Mr. Wilson served with Phantom EFX, LLC from March 2001 to June 2012, when Phantom was acquired by WMS, as the Director of Online Gaming and Engineering Supervisor.
Gerald D. Cohen has served as a member of the Board since April 2019. Mr. Cohen retired as a partner from Ernst & Young LLP, or E&Y, in 2012 after a 40-year career where he served on the partner advisory council from 2003 through 2006. During his career at E&Y, he held both client-serving and firm leadership positions, and he served as senior audit assurance partner on a variety of clients ranging from Fortune 500 companies to emerging companies. He also was a leader in the development and automation of E&Y’s approach to audits. Mr. Cohen has a B.S. and M.B.A. from Lehigh University and became a CPA in 1973.
Nick Earl has served as a member of the Board since April 2022. Mr. Earl has also served as President and Chief Executive Officer and director of Glu Mobile, Inc., a leading publisher of mobile games, from 2016 to 2021, and prior to that served as President of Global Studios of Glu Mobile from 2015 to 2016. Before joining Glu Mobile, from 2014 to 2015, Mr. Earl served as President of Worldwide Studios at Kabam, Inc., a world leader in massively multiplayer free-to-play games for mobile devices. From 2001 to 2014, Mr. Earl served in several management positions at Electronic Arts Inc., a global leader in interactive entertainment, including most recently as Senior Vice President & General Manager of EA Mobile. From 1999 to 2001, Mr. Earl served as VP Product Development at Eidos Interactive. From 1993 to 1999, Mr. Earl served in several roles at The 3DO Company. Mr. Earl began his career at Reuters Australia.
April Henry has served as a member of the Board since May 2022. Ms. Henry is also the Founder and Managing Partner of Hawkeye Digital, LLC, a strategic consulting firm. Ms. Henry also serves as an independent director on the board of ATN International, Inc., a provider of digital infrastructure and communications services in the United States and internationally. Prior to her current roles, Ms. Henry was the Executive Vice President of Corporate Development for Science Inc. and Science Strategic Acquisition Corp. Alpha (Nasdaq: SSAA) from 2020 to 2022, the Co-Founder and Chief Revenue Officer of equell, Inc., a developer of a mobile-based software application platform that helps people train to build a healthier relationship with technology, from 2018 to 2019, a Senior Vice President of Business Development at NBC Universal, LLC, a company that owns and operates news and entertainment television networks, from 2016 to 2018, and the Chief of Staff of Development and Vice President of Corporate Development of Yahoo, Inc. from 2011 to 2015. Prior to that, Ms. Henry spent a number of years in the early part of her career with Morgan Stanley, and held positions with Index Ventures and News Corporation. Ms. Henry also serves on the Advisory Board of Evalla Advisors LLC, a woman-led boutique investment bank, the Board of Advisors of Cinq Zero Cinq, an avant-garde luxury urban streetwear fashion line and the Board of Advisors of Saana, a healthcare technology company built for chronic illness patients, and is a special advisor to S4 Capital, PLC, a new era digital advertising and marketing services company. Ms. Henry received her undergraduate degree in Political Science from Columbia University.
Michael Marchetti has served as a member of the Board since July 2019. He has served as Chief Financial Officer of Age of Learning, Inc., a leading education technology innovator, creating engaging and effective learning resources for children, since 2014. Prior to Age of Learning, Inc., Mr. Marchetti was Chief Executive Officer of Buffalo Studios, LLC, the creator of the Bingo Blitz social game, until its acquisition by Caesars Interactive Entertainment, Inc. in 2012. Mr. Marchetti started his mobile and interactive career as a founding executive and Chief Financial Officer of JAMDAT Mobile Inc. in 2000, one of the first publicly traded mobile gaming companies in the U.S., until its acquisition by Electronic Arts Inc. (“Electronic Arts”) in 2006. At Electronic Arts, Mr. Marchetti held various senior executive roles between 2006 and 2011, including as Senior Vice President and Chief Operating Officer of Electronic Arts’ Interactive division. Mr. Marchetti also served on the board of directors and as Chairman of the Audit Committee for TechStyle Fashion Group, a global fashion and lifestyle company, from September 2014 until September 2019. Mr. Marchetti began his career on Wall Street as a corporate lawyer at Cahill Gordon & Reindel LLP and later as an investment banker at Merrill Lynch & Co., Inc.
Charles “CJ” Prober has served as a member of the Board since May 2022. Mr. Prober serves as President and a director of the board of Life360, Inc., the leading mobile based family safety platform, since April 2022 and January 2022, respectively. Life360 acquired Tile, Inc., the pioneer in smart location for your things, in January 2022 where Mr. Prober served as Chief Executive Officer and a director of the board of directors since 2018. Mr. Prober has also served as a director on the board of Alloy Technologies Inc., a platform that helps consumer goods companies ensure products are available where and when consumers want them, since 2019. Before joining Tile, Mr. Prober served as the Chief Operating Officer of GoPro, Inc., a company that helps the world capture and share itself in immersive and exciting ways, from 2017 to 2018, and as its Senior Vice President, Software and Services from 2014 to 2016. From 2008 to 2014, Mr. Prober held executive leadership roles at Electronic Arts Inc., a leading digital entertainment company, including, most recently, Senior Vice President, Digital Publishing. Mr. Prober joined Electronic Arts from BioWare/Pandemic following its acquisition by Electronic Arts in 2007. Mr. Prober began his career as a consultant with McKinsey & Company and later as a corporate attorney with Wilson Sonsini Goodrich & Rosati, P.C. Mr. Prober holds a Bachelor of Commerce from the University of Manitoba and a Bachelor of Laws from McGill University.
William C. Thompson, Jr. has served as a member of the Board since April 2019. Since 2019, Mr. Thompson has served as Executive Committee Member and Owner of American Triple I Partners, LLC, which manages private equity investments in infrastructure. In addition, Mr. Thompson has served since 2015 as Partner, Chief Administrative Officer and Senior Managing Director of Siebert Williams Shank & Co., LLC, an investment banking and financial services company, where he also served as Chief Administrative Officer and Senior Managing Director from 2010 through 2015. Since 2018, Mr. Thompson has served as a management trustee on the Board of Trustees of the AFL-CIO Housing Investment Trust, an investment company registered under the Investment Company Act of 1940. Mr. Thompson has also served as a director of Lottery.com, Inc. from March 2022 to September 2022. Mr. Thompson was also elected for two consecutive terms as New York City Comptroller from 2002 through 2009. Mr. Thompson graduated with a B.A. from Tufts University.

Executive Officers
Joshua J. Wilson has served as Chief Executive Officer of the Company since April 2019. Mr. Wilson has also served as Chief Operating Officer and Senior Vice President for our business since April 2016 to drive marketing, technology, production and product management for our business, after previously serving as the Vice President of Product and Operations, Vice President of Product and Executive Director Social Gaming Products. From June 2012 to December 2013, Mr. Wilson was Senior Director of Social Products and Director of Social Gaming for WMS Industries, Inc. (“WMS”), which was acquired by Parent in 2013, overseeing web development, analytics and road mapping while creating a business intelligence system and launching our social casino games Jackpot Party Casino and Gold Fish Casino. Mr. Wilson served with Phantom EFX, LLC from March 2001 to June 2012, when Phantom was acquired by WMS, as the Director of Online Gaming and Engineering Supervisor.
Daniel O’Quinn has served as Interim Chief Financial Officer and Secretary at the Company since February 2023 and from August 2021 to December 2022. Mr. O’Quinn previously served as Vice President, Finance from December 2022 to February 2023 and from March 2021 to August 2021. Prior to March 2021, Mr. O’Quinn was the Senior Director of Finance and Accounting and the Director of Accounting at the Company. Prior to joining the Company in August 2018, Mr. O’Quinn was the Controller of Extended Business Lines at Learfield, a collegiate sports media and technology company, from September 2014 to August 2018. Mr. O’Quinn also has experience serving with Commercial Metals Company and KPMG. Mr. O’Quinn is a CPA and holds a BBA in Accounting from Texas State University.
Controlling Persons
Light & Wonder, Inc., a Nevada corporation, is a leading cross-platform global games company with a focus on content and digital markets. Parent’s portfolio of revenue-generating activities in its continuing operations primarily includes supplying game content and gaming machines, casino-management systems and table game products and services to licensed gaming entities; providing social casino and other mobile games, including casual gaming, to retail customers; and providing a comprehensive suite of digital gaming content, distribution platforms, player account management systems, as well as various other iGaming content and services.
Light and Wonder International, Inc. is a Delaware corporation and is a holding company through which Parent conducts its principal financing activities. It is a direct wholly owned subsidiary of Parent.
LNW Social Holding Company II, LLC is a Nevada limited liability company and is a holding company. It is a direct wholly owned subsidiary of Light and Wonder International, Inc.
LNW Social Holding Company I, LLC is a Nevada limited liability company and is a direct wholly owned subsidiary of LNW Social Holding Company II, LLC. It is a holding company and holds all of the issued and outstanding shares of Class B Common Stock and all of the issued and outstanding Common Units not owned by the Company, and it is the direct parent of Merger Sub.
Bern Merger Sub, Inc. was formed in Nevada on December 17, 2021. Merger Sub has not carried on any business, conducted any operations or incurred any liabilities or obligations since its formation, other than those incidental to its formation and pursuant to the Merger Agreement, the performance of its obligations thereunder and matters ancillary thereto. Upon consummation of the Merger, Merger Sub will cease to exist.
Each of the foregoing LNW Entities has the address and phone number set forth below:
6601 Bermuda Road
Las Vegas, Nevada 89119
Phone: (702) 897-7150
Set forth below for each director and/or officer of the LNW Entities is such director and/or officer’s respective principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of each such person and country of citizenship, each of whom has the business address set forth above.

No LNW Entity and, to the knowledge of the LNW Entities, none of the persons listed below has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Parent
Name	Citizenship	Position with Parent
Jamie R. Odell	Australia	Director (Executive Chair)
Antonia Korsanos	Australia	Director (Executive Vice Chair)
Hamish R. McLennan	Australia	Director
Stephen Morro	USA	Director
Michael J. Regan	USA	Director
Virginia E. Shanks	USA	Director
Timothy Throsby	United Kingdom and Australia	Director
Maria T. Vullo	USA	Director
Kneeland C. Youngblood	USA	Director
Matthew R. Wilson	Australia	President and Chief Executive Officer
James Sottile	USA	Executive Vice President and Chief Legal Officer
Siobhan Lane	USA	Executive Vice President and Group Chief Executive, Gaming
Oliver Chow	USA	Interim Chief Financial Officer
Jamie R. Odell has served as Executive Chair of the Parent Board since September 2020 and has served as a consultant to Parent with the title of Special Advisor to the Chairman and CEO since May 2019. He previously served as Chief Executive Officer and Managing Director of Aristocrat Leisure Limited (“Aristocrat”), a global gaming content and technology company and mobile games publisher, from May 2009 to February 2017. Prior to joining Aristocrat, Mr. Odell held senior executive roles in the global beverage industry.
Antonia Korsanos has served as Executive Vice Chair of the Parent Board since September 2020 and has served as a consultant to Parent with the title of Advisor to the CEO since July 2019. Ms. Korsanos has also served as Chair of the Board of the Company since August 2022. Previously, Ms. Korsanos served as the Chief Financial Officer of Aristocrat from 2009 to 2018 and Company Secretary from 2011 to 2018. Prior to joining Aristocrat, Ms. Korsanos held senior leadership roles in the consumer goods industry, including at Goodman Fielder and Kellogg’s. Ms. Korsanos has served as a director of Treasury Wine Estates Limited since April 2020. Ms. Korsanos previously served as a director of Ardent Leisure Group Limited from September 2018 to June 2020, Crown Resorts Limited from May 2018 to October 2021, and Webjet Limited from June 2018 to March 2021.
Hamish R. McLennan has served as Chairman of REA Group Limited, a $20 billion global digital advertising company, since April 2012, Chairman of HT&E Limited, a media and entertainment company operating radio, digital and outdoor businesses, since October 2018, and Chairman of Rugby Australia Limited, the governing body of rugby union in Australia, since May 2020. He has also served as Deputy Chairman of Magellan Financial Group, a globally-focused equity fund, since June 2019, where he has served as a non-executive director since March 2016, and as a director of Claim Central Consolidated, a global digital claims solutions business, since September 2020. Mr. McLennan is an experienced media and marketing executive, previously serving as Executive Chairman and Chief Executive Officer at Network Ten Holdings, an Australian entertainment and news content company, from 2013 to 2015, Executive Vice President for News Corporation, a global diversified media and information services company, in Sydney and New York from 2012 to 2013, and Global Chairman and Chief Executive Officer of Young & Rubicam, a division of WPP, the world’s largest communications services group, from 2006 to 2011.
Stephen Morro has served as a director of Dreamscape Entertainment Integrated Resorts since March 2023, the Lottery Corporation since July 2023 and Ocean Resort Casino from June 2018 to January 2023. He served as an advisor to the Chief Executive Officer and North America management team of Aristocrat from March 2020 to January 2022 and as a non-executive director of Aristocrat from December 2010 to February 2020, including as Lead U.S. Director. From 1988 to 2010, Mr. Morro held various roles at International Game Technology PLC, including as President, North American Gaming Division, and Chief Operating Officer, from 2005 to 2007 and 2007 to 2008, respectively. Mr. Morro has over 30 years of experience in the highly regulated gaming industry as a supplier, operator and regulator.
Michael J. Regan is a former Vice Chairman and Chief Administrative Officer of KPMG LLP and was the lead audit partner for many Fortune 500 companies during his 40-year tenure with KPMG. Mr. Regan has been a member of the board of directors of Lifetime Brands, Inc., a global provider of kitchenware, tableware and other home products, since 2012.
Virginia E. Shanks most recently served as the Strategic Advisor for Penn National Gaming, Inc., a casino entertainment company, until December 2019, following its acquisition of Pinnacle Entertainment Inc. (“Pinnacle”). Previously, Ms. Shanks served as the Executive Vice President and Chief Administrative Officer of Pinnacle, a casino entertainment company from July 2013 to October 2018, and as Executive Vice President and Chief Marketing Officer from October 2010 to June 2013. At Pinnacle, Ms. Shanks was responsible for all company-wide marketing strategies and had oversight of food and beverage, hotel operations, guest service, information technology, and gaming operations. Prior to joining Pinnacle in 2010, Ms. Shanks was the Chief Marketing Officer for Multimedia Games, from 2008 to 2010, where she led product strategy, project management and investor relations. Before joining Multimedia Games, Ms. Shanks held senior executive positions for more than 25 years at Caesars Entertainment Corporation (predecessor to Caesars Entertainment, Inc.), where she was responsible for setting overall corporate brand strategy and overseeing sports and entertainment marketing, strategic alliances, consumer insights, retail, public relations and nationwide casino promotions. Ms. Shanks also serves on the board of directors for Altria Group, Inc. since 2017 and the board of trustees for EPR Properties since 2019. She has previously served on the board of directors for Global Gaming Women, an independent non-profit organization whose mission is to support, inspire and influence the development of women in the gaming industry, and Make-A-Wish Southern Nevada.
Timothy Throsby previously served as President of Barclays Corporate & International and Chief Executive of Barclays Corporate and Investment Bank from 2017 to 2019. Prior to joining Barclays, Mr. Throsby held senior executive roles with JPMorgan Chase Bank. He has had an extensive career in banking and private equity, working for Credit Suisse and Macquarie before joining Goldman Sachs in 1995 as a Managing Director and Co-Head of Equity Derivatives Asia and Japan. In 2002, he moved to Lehman Brothers to head the Asia and Japan Equities Division, before relocating to New York in 2004 to run the global equity derivatives business, convertibles and risk arbitrage. In 2005, he became President of Citadel Asia and Japan where he ran their Asian business, located in Hong Kong.
Maria T. Vullo is the Chief Executive Officer of Vullo Advisory Services, PLLC, an advisory firm specializing in financial services regulatory consulting. Ms. Vullo also serves as Regulator-in-Residence at the Fintech Innovation Lab NYC and is an Adjunct Professor of Law at Fordham Law School. Ms. Vullo’s professional experience also includes serving as Vice Chairman and Chief Legal Officer of Emigrant Bank and Emigrant BanCorp, Inc., the largest privately held bank in the U.S., from September 2020 to June 2021, and as a Director from July 2019 to June 2021. In addition, Ms. Vullo previously served as the Superintendent of the New York State Department of Financial Services (the “DFS”) from 2016 to 2019 where she was responsible for the regulation of New York’s financial services industry. Ms. Vullo managed an agency staff of 1,400 employees with a budget in excess of $250 million. Prior to assuming the role of DFS Superintendent, Ms. Vullo was a litigation partner for 20 years with Paul, Weiss, Rifkind, Wharton & Garrison LLP. She is an experienced trial and appellate litigator in civil, criminal and regulatory matters. In addition, Ms. Vullo served as Executive Deputy Attorney General for Economic Justice in the New York State Attorney General’s Office. In that role, Ms. Vullo supervised the Bureaus of Investor Protection, Real Estate Finance, Antitrust, Consumer Protection, and Internet. Ms. Vullo was twice nominated by the New

York State Commission on Judicial Nomination to be an Associate Judge of the New York Court of Appeals. Ms. Vullo has also served as a Director of DayForward Life Insurance Company from 2020 through March 2023, and as a member of nonprofit boards where she has assumed leadership positions.
Kneeland C. Youngblood has served as a Founding Partner/Chairman and CEO of Pharos Capital Group, LLC, a private equity firm that invests in the healthcare service sector since 1998. Mr. Youngblood serves on the board of Core Scientific (listed 2022). He has served on the board of six TPG Pace SPACs since 2015. Mr. Youngblood has previously served on the boards of Starwood Hotels & Resorts Worldwide, Inc. (from 2001 to 2012), The Gap, Inc. (from 2006 to 2012) and Burger King Holdings, Inc. (from 2004 to 2010) and Mallinckrodt Pharmaceuticals (from 2013 to 2022). He also previously served as a trustee of Texas Teachers Retirement System, the Dallas Employee Retirement System and Dallas Police and Fire Pension Fund. He is a Trustee of Caltech and a member of the Council on Foreign Relations.
Matthew R. Wilson has served as President and Chief Executive Officer of Parent since October 2022. Mr. Wilson is a seasoned executive with nearly 20 years of gaming industry experience and a proven record of driving growth and creating value. Prior to his role, he served Interim Chief Executive Officer from August 2022 to October 2022 and as Executive Vice President and Group Chief Executive, Gaming from March 2020 to August 2022. Prior to his time at Parent, he was President and Managing Director of the Americas at Aristocrat from February 2017 until August 2019. Mr. Wilson began his tenure at Aristocrat in 2004 and held several significant positions in a variety of Aristocrat’s markets during his time there, including serving as Senior Vice President of Global Gaming Operations from October 2015 until February 2017 and Senior Vice President, Sales & Marketing Americas from September 2014 until October 2015. His other roles at Aristocrat include Regional Sales Manager and Vice President of Marketing for the Americas.
James Sottile has served as Executive Vice President and Chief Legal Officer since September 2018 and Corporate Secretary since August 2023. Prior to this role, Mr. Sottile was with Jones Day, where he was a partner in its New York office. Mr. Sottile was named a notable practitioner by Chambers USA: America’s Leading Business Lawyers from 2005 to 2018 and was recognized in The Best Lawyers in America from 2011 to 2018.
Siobhan Lane has served as Executive Vice President and Group Chief Executive of Gaming since October 2022. Before this role, Ms. Lane served as Senior Vice President and Chief Commercial Officer of Gaming from February 2020 to October 2022. Prior to joining L&W, she spent 12 years at Aristocrat in roles of increasing responsibility, finishing as Senior Vice President, Marketing and Gaming Operations, during which time she helped lead the organizational transformation and market turnaround of Aristocrat in the North American region.
Oliver Chow has served as Senior Vice President of Corporate Finance since October 2022. Mr. Chow has more than 15 years of financial leadership experience across the entertainment and gaming industries. Prior to joining Parent, he spent five years in senior-level finance roles at Aristocrat, most recently serving as Chief Financial Officer — Americas, EMEA and Customer Experience. Previously, he served in various financial roles with Universal Pictures, Deluxe Entertainment Services and JPMorgan Chase & Co. He holds a Bachelor of Science in Business Administration from the University at Albany, SUNY and an Executive Master of Business Administration from the UCLA Anderson School of Management.
Light and Wonder International, Inc.
Name	Citizenship	Position with Light and Wonder International, Inc.
Siobhan Lane	USA	Director; President and Chief Executive Officer
James Sottile	USA	Secretary
For biographical information about Siobhan Lane and James Sottile, see the list of directors and executive officers of Parent above.
LNW Social Holding Company II, LLC
Name	Citizenship	Position with LNW Social Holding Company II, LLC
Matthew R. Wilson	Australia	President

For biographical information about Matthew R. Wilson, see the list of directors and executive officers of Parent above.
LNW Social Holding Company I, LLC
No directors or officers. See the information set forth in this section regarding the other LNW Entities and their respective directors and/or officers.
Bern Merger Sub, Inc.
Name	Citizenship	Position with Bern Merger Sub, Inc.
James Sottile	USA	Director; President, Treasurer and Secretary
For biographical information about James Sottile, see the list of directors and executive officers of Parent above.

THE SPECIAL FACTORS
Background of the Merger
Certain affiliates of Parent have been stockholders of the Company and/or its operating subsidiaries since the original predecessor entity of the Company was founded as a subsidiary of Parent in 1997.
On May 3, 2019, in connection with the Company’s IPO, the Class A Common Stock began trading on NASDAQ. As of August 8, 2023, Parent beneficially owned 103,547,021 shares of Class B Common Stock and an equal number of Common Units in SciPlay Parent LLC, together representing approximately an 82.4% economic interest and 97.9% voting interest in the securities of the Company. The Company is a “controlled company” within the meaning of NASDAQ rules.
In connection with the Company’s IPO, the Company (or certain affiliates of the Company) and Parent (or certain affiliates of Parent) entered into the SciPlay Parent LLC Agreement, an intercompany services agreement, dated as of May 7, 2019, a tax receivable agreement, dated as of May 7, 2019 (the “TRA”), a registration rights agreement, dated as of May 7, 2019, and a license agreement, dated as of May 7, 2019. For a more detailed discussion of these agreements, see the section titled “Transactions between the Company and the LNW Entities” beginning on page 86. None of the foregoing agreements subject Parent to any standstill restrictions with respect to the Company, and Parent did not enter into any standstill agreement with the Company in connection with the May 18 Offer (as defined below).
Since the Company’s IPO, the Board and the Company’s management have regularly reviewed the Company’s performance, prospects and strategy in light of then-current business and economic conditions. As part of their review, the Board and management continually assess a variety of strategic alternatives, including, among others, the continuation of, and potential improvements to, the Company’s current business plan; investment in, and development of, new games and expansion into new markets; capital raising activities; potential expansion opportunities through acquisitions, partnerships or other commercial relationships; and other strategic opportunities.
On July 15, 2021, Parent publicly announced and delivered to the Board an unsolicited, non-binding proposal to acquire the approximately 19% economic equity interest in the Company it did not then already own in an all-stock transaction (the “2021 Offer”), noting that Parent would not expect, in its capacity as a Stockholder, to vote in favor of any alternative sale, merger or other corporate transaction involving the Company nor divest or sell any portion of its ownership interest in the Company. Shortly after receipt of the 2021 Offer, the Board established a special committee of the Board comprised of Mr. Gerald D. Cohen and Mr. William C. Thompson, Jr., each of whom was an independent director, to evaluate and negotiate a possible transaction with Parent in connection with the 2021 Offer (the “2021 Special Committee”). The 2021 Special Committee engaged Lazard Frères & Co. (“Lazard”) as its financial advisor and Sullivan & Cromwell LLP (“S&C”) as its legal advisor after confirming that such engagements did not raise any conflicts in connection with the 2021 Offer. In connection with the 2021 Offer, the Company and Parent entered into a nondisclosure agreement, dated as of October 4, 2021 (the “Confidentiality Agreement”), with customary confidentiality provisions for transactions of this nature. The Confidentiality Agreement does not subject Parent to any standstill restrictions with respect to the Company, and Parent did not otherwise enter into any standstill agreement in connection with the 2021 Offer. With assistance from Lazard and S&C, the 2021 Special Committee evaluated the 2021 Offer and came to the view that it failed to adequately reflect the intrinsic value of the Company. Following preliminary negotiations, Parent and the 2021 Special Committee were unable to reach an agreement on price, and on December 22, 2021, Parent issued a press release announcing the withdrawal of the 2021 Offer.
On May 18, 2023, Parent publicly announced and delivered to the Board an unsolicited, non-binding proposal (the “May 18 Offer”) setting forth certain terms of a proposed transaction, pursuant to which Parent would acquire the approximately 17% economic equity interest in the Company that it did not then own (a “Possible Transaction”) pursuant to a merger in which the Stockholders, other than Parent and its subsidiaries, would receive $20.00 in cash for each share of Class A Common Stock they own, representing a premium of approximately 28.5% to the price per share of Class A Common Stock as of the close of trading on NASDAQ on May 17, 2023 (the “Unaffected Market Price”). The May 18 Offer stated that Parent would not expect, in its capacity as a Stockholder, to vote in favor of any alternative sale, merger or other corporate transaction involving the Company nor would Parent divest or sell any portion of its ownership interest. The May 18 Offer also stated that Parent expected the Company would appoint a special committee comprised entirely of independent directors to consider the May 18 Offer, and encouraged such a special committee to retain its own legal and financial advisors to assist in its review of the May 18 Offer.
On May 22, 2023, certain independent members of the Board met to discuss their first impressions of the May 18 Offer and immediate next steps, including potential actions the Board could take in connection with the May 18 Offer, such as the establishment of a special committee to evaluate and negotiate a Possible Transaction.
On May 24, 2023, certain independent directors of the Company unaffiliated with Parent met in an executive session of the prospective members of a special committee of the Board (the “Special Committee”) to discuss the proposed actions to be taken by the Board to create and authorize the Special Committee. The prospective members of the Special Committee, which included Mr. Gerald D. Cohen, Ms. April Henry, Mr. Michael Marchetti and Mr. William C. Thompson, Jr. and Mr. Nick Earl, invited representatives of S&C to present at the executive session. At the meeting, each of the prospective members of the Special Committee confirmed that such prospective member was independent in relation to Parent and the May 18 Offer. Representatives of S&C presented on various matters, including, among other things, S&C’s credentials and experience on special committee matters, the key events that occurred in connection with the 2021 Offer and certain issues likely to arise in connection with the Special Committee’s consideration of the May 18 Offer. S&C also informed the prospective members of the Special Committee that it had no conflicts in relation to Parent or the May 18 Offer. After their presentation, representatives of S&C left the meeting, after which the prospective members of the Special Committee determined to engage S&C as the Special Committee’s outside legal counsel based on, among other things, S&C’s independence, reputation, experience with respect to special committee assignments and merger and acquisition engagements and experience with the 2021 Offer. After determining to engage S&C, the prospective members of the Special Committee invited representatives of S&C to rejoin the meeting. The prospective members of the Special Committee and representatives of S&C discussed potential deal terms in connection with the May 18 Offer, including whether to request that the approval of a majority of the Company’s Stockholders other than Parent and its subsidiaries be a condition to any Possible Transaction. After discussion, the prospective members of the Special Committee determined that Parent was unlikely to accept any such condition and determined to focus their negotiating efforts on issues that were more likely to result in favorable outcomes for the Company and the Company’s Stockholders (other than Parent and its subsidiaries). The prospective members of the Special Committee then discussed the hiring of a financial advisor and determined that the Special Committee would interview three financial advisory firms, including Lazard, for the role of financial advisor to the Special Committee, subject to confirming that the advisors did not have any conflicts. The prospective members of the Special Committee also discussed that Engine Capital LP had on October 3, 2022 sent a letter to the Board and the Parent Board suggesting that Parent acquire the Company, but noted that from the time of receiving that letter until receiving the May 18 Offer, the Company did not have an actionable acquisition proposal from Parent.
On May 31, 2023 and June 1, 2023, the prospective members of the Special Committee and S&C separately met with representatives of each of the three financial advisory firms, including Lazard, to discuss the potential engagement of a financial advisor to the Special Committee and heard separate presentations and received fee proposals from each of the three financial advisory firms. During Lazard’s presentation, representatives of Lazard provided the prospective members of the Special Committee with an overview of Lazard’s financial advisory expertise, including its experience with respect to the 2021 Offer, special committee assignments and merger and acquisition engagements. Prior to each meeting, each prospective financial advisor, including Lazard, also provided the prospective members of the Special Committee with written disclosures regarding its relationships with the Company and Parent, along with other written materials.
On June 4, 2023, the Board resolved by unanimous written consent, among other things, to (i) establish the Special Committee; (ii) determine that each of the members of the Special Committee was not an officer or employee of the Company, was independent and did not have an interest in the Possible Transaction that is different from, or in addition to, the interests of the holders of Class A Common Stock generally; (iii) delegate to the Special Committee the full and exclusive power and authority of the Board to the fullest extent permitted by law to, among other things: (a) review and evaluate the terms and conditions of, and determine the advisability of, the Possible Transaction and any available alternatives thereto that the Special Committee deems appropriate; (b) establish, approve, modify, monitor and direct the process and procedures related to the review and evaluation of a Possible Transaction and any alternatives thereto, including, but not limited to, the authority to determine not to proceed with any such process, procedures, review or evaluation, or to recommend any of the foregoing to the Board; (c) consult with Company management in connection with potential terms and conditions of the Possible Transaction; (d) reject the Possible Transaction; (e) negotiate with any party that the Special Committee deems appropriate with respect to the terms and conditions of a Possible Transaction or any alternative thereto, including with respect to the required vote of the Stockholders, which may be greater than or in addition to any vote required by law; and (f) determine whether a Possible Transaction or any alternative thereto negotiated by the Special Committee is fair to, and in the best interests of, the Company and its Stockholders; and (iv) not recommend a Possible Transaction or alternative thereto for approval by the holders of Class A Common Stock or otherwise approve a Possible Transaction or any alternative thereto without the prior favorable recommendation of a Possible Transaction by the Special Committee.
On June 5, 2023, the Special Committee, comprised of Mr. Gerald D. Cohen, Ms. April Henry, Mr. Michael Marchetti and Mr. William C. Thompson, Jr., held a meeting that was attended by representatives of S&C. At the meeting, following discussion, including in relation to the potential financial advisors’ fee proposals and disclosures regarding relationships with the Company and Parent, the Special Committee determined that, subject to reaching an agreement on compensation, the Special Committee would engage Lazard as its financial advisor based on, among other things, Lazard’s independence, reputation and experience in the industry and with respect to the 2021 Offer, special committee assignments and merger and acquisition engagements. The Special Committee then directed S&C to liaise with Lazard to finalize the terms of Lazard’s engagement.
On June 7, 2023, the Special Committee executed an engagement letter with Lazard with respect to Lazard’s engagement as financial advisor to the Special Committee and requested that Lazard prepare a preliminary financial analysis of the Company.
On June 8, 2023, the Company issued a press release announcing the formation of the Special Committee and the engagement of Lazard as financial advisor and S&C as legal counsel to the Special Committee.
On June 12, 2023, the Special Committee held a meeting that was attended by representatives of Lazard and S&C. At the meeting, the members of the Special Committee unanimously confirmed the appointments of Mr. Cohen and Ms. Henry as co-Chairs of the Special Committee. Representatives of Lazard then made a presentation to the Special Committee with respect to, among other things, the background of the Possible Transaction and related preliminary considerations. The presentation also included a preliminary financial analysis relating to the Company, including (i) the trading history of the Company’s stock, (ii) the share price performance of the Company relative to industry peers, (iii) the Company’s trading multiples relative to industry peers and (iv) the Company’s position relative to its industry peers with respect to a variety of metrics. The materials presented by representatives of Lazard are filed as Exhibit (c)(3) to the Schedule 13E-3 of which this Information Statement forms a part.
The Special Committee also discussed that the Company did not currently have a Board-approved long-range plan that extended beyond 2025, and discussed potential next steps for the Special Committee to engage with members of the Company’s management to develop and approve a long-range plan that the Special Committee and Lazard could use to assess the Company’s intrinsic value. Following the meeting, the Special Committee directed members of the Company’s management to provide Lazard with financial information about the Company. From and after this time, members of the Company’s management and representatives of Lazard held discussions concerning financial information about the Company, and members of the Company’s management provided Lazard with access to written materials about the Company as requested by Lazard.
From time to time after June 12, 2023 until the execution of the Merger Agreement, at the request of the Special Committee, representatives of Lazard discussed various aspects of the Possible Transaction with representatives of Macquarie Capital, Parent’s financial advisor in connection with the Possible Transaction. In addition, from time to time after June 12, 2023 until the execution of the Merger Agreement, Mr. Cohen and/or Ms. Henry, as co-chairs of the Special Committee, met with Mr. James Sottile, Executive Vice President and Chief Legal Officer of Parent, to discuss various potential aspects of the Possible Transaction.
On June 19, 2023, the Special Committee held a meeting that was attended by members of the Company’s management and representatives of Lazard and S&C. At the meeting, members of the Company’s management presented on, among other things, preliminary financial expectations for the second quarter of 2023 and the full year of 2023 and Company management’s long-range plan for the Company as presented at the Board meeting on February 21, 2023 (the “February Projections”). Following discussion, the Special Committee directed the members of the Company’s management to prepare an updated long-range plan, including a long-range plan that contained Company management’s expectations for 2026 and 2027.
On June 26, 2023, the Special Committee held a meeting that was attended by representatives of Lazard and S&C. Representatives of Lazard reported on their discussions with members of the Company’s management to date, undertaken at the direction of the Special Committee, and noted that Company management was in the process of updating the February Projections. The Special Committee then discussed that the Special Committee would need to review any such updates and further develop its perspective on the Company’s intrinsic value before the Special Committee could respond to the May 18 Offer from Parent.
On July 12, 2023, the Special Committee held a meeting that was attended by members of the Company’s management and representatives of Lazard and S&C. At the meeting, members of the Company’s management presented to the Special Committee an updated long-range plan (the “July Projections”). For a more detailed discussion of the July Projections, see the section titled “Special Factors — Certain Company Financial Forecasts” beginning on page 42. As part of their presentation, members of the Company’s management described the work that went into the development of the July Projections, including the process by which the Company’s management arrived at the relevant assumptions and the material differences between the February Projections and the July Projections, including, among other things, factoring in the Company’s performance in fiscal year 2023 to date, including outperformance in the Company’s core business and revenue growth and margin expansion driven by an increased number of players and monetization levels in excess of previous expectations, and the impact on future expectations, and the development of expectations for 2026 and 2027. Thereafter, the Special Committee approved the July Projections and authorized Lazard to use the July Projections for purposes of its financial analysis.
During the week of July 17, 2023, the Special Committee discussed retaining legal counsel with respect to Nevada law matters and, following a review of potential law firms, the Special Committee determined to engage Ballard Spahr LLP (“Ballard”) due to Ballard’s experience with mergers and acquisition transactions and matters of Nevada corporate law after confirming that Ballard was not conflicted with respect to a Possible Transaction. On July 24, 2023, the Special Committee executed an engagement letter with Ballard to retain Ballard as legal counsel to the Special Committee with respect to Nevada law matters. Thereafter, until the Merger Agreement was approved by the Board, S&C liaised with Ballard on various aspects of Nevada law pertinent to a Possible Transaction.
On July 19, 2023, the Special Committee held a meeting that was attended by representatives of Lazard and S&C. At the meeting, the Special Committee discussed the extrapolations for fiscal year 2028 proposed to be used by Lazard in connection with its preliminary financial analysis, which representatives of Lazard noted were created based on the guidance of members of the Company’s management and the July Projections and approved for Lazard’s use by the Company’s management. Following discussion, the Special Committee authorized the fiscal year 2028 extrapolations for Lazard’s use in its financial analysis. Representatives of Lazard then presented Lazard’s preliminary valuation analysis of the Company based on the July Projections as well as the methodologies and assumptions underlying Lazard’s analysis. The materials presented by representatives of Lazard are filed as Exhibit (c)(5) to the Schedule 13E-3 of which this Information Statement forms a part.
Following discussion, the Special Committee determined to (i) provide Parent and Macquarie Capital with the July Projections and the Special Committee’s views on the valuation of the Company, including the Special Committee’s estimate of public company cost savings that would be available to Parent following an acquisition of the Company, and (ii) counter the May 18 Offer by requesting a price of $26.20 per share of Class A Common Stock, representing a premium of approximately 68.4% to the Unaffected Market Price.

On July 20, 2023, at the direction of the Special Committee, Lazard shared with Macquarie Capital the July Projections and certain preliminary materials regarding the Special Committee’s views on the valuation of the Company, including the Special Committee’s estimate of public company cost savings that would be available to Parent following an acquisition of the Company.
On July 21, 2023, at the direction of the Special Committee, Mr. Cohen and Ms. Henry called Mr. Sottile to communicate the Special Committee’s counteroffer of $26.20 per share of Class A Common Stock.
On July 25, 2023, Mr. Sottile called Mr. Cohen and Ms. Henry to communicate Parent’s counteroffer of $21.50 per share of Class A Common Stock (the “July 25 Offer”), representing a premium of approximately 38.2% to the Unaffected Market Price.
On July 25, 2023, the Special Committee held a meeting that was attended by representatives of Lazard and S&C to discuss updates regarding the status of negotiations with Parent. Following discussion, the Special Committee requested that Lazard provide the Special Committee with a sensitivity analysis, taking into account Parent’s reactions to the Special Committee’s offer of $26.20 and the supporting rationale provided to Parent, as described by Mr. Sottile in connection with his delivery of the July 25 Offer. The Special Committee then determined that, after and subject to the Special Committee’s review of Lazard’s sensitivity analysis, Mr. Cohen would respond to Parent in the near term by requesting a price above Parent’s then-current proposal of $21.50 in the July 25 Offer and below the Special Committee’s initial counterproposal of $26.20. The Special Committee preliminarily discussed such counterproposal might be $23.75 per share, representing a premium of approximately 52.6% to the Unaffected Market Price, subject to further discussion if warranted in view of Lazard’s sensitivity analysis.
On July 28, 2023, after having received and reviewed Lazard’s sensitivity analysis, dated July 26, 2023, and discussing it individually with the other members of the Special Committee, at the direction of the Special Committee, Mr. Cohen and Ms. Henry called Mr. Sottile to convey the Special Committee’s counteroffer of $23.75 per share of Class A Common Stock and described to Mr. Sottile certain factors that supported the Special Committee’s counteroffer. The materials prepared by Lazard are filed as Exhibit (c)(6) to the Schedule 13E-3 of which this Information Statement forms a part.
Later on July 28, 2023, the Special Committee held a meeting that was attended by representatives of Lazard and S&C to discuss updates regarding the status of negotiations with Parent.
On July 30, 2023, Mr. Sottile called Mr. Cohen and Ms. Henry to communicate a counteroffer from Parent of $22.25 per share of Class A Common Stock, representing a premium of approximately 43.0% to the Unaffected Market Price.
On August 1, 2023, the Special Committee held a meeting that was attended by representatives of Lazard and S&C to discuss Parent’s counteroffer of $22.25 per share of Class A Common Stock. Following discussion, the Special Committee determined to counter to Parent at a price of $23.25 per share of Class A Common Stock, representing a premium of approximately 49.4% to the Unaffected Market Price.
Following the meeting, at the direction of the Special Committee, Mr. Cohen called Mr. Sottile to communicate the Special Committee’s counteroffer of $23.25 per share.
Later on August 1, 2023, S&C received a draft of the Merger Agreement from Parent’s legal counsel, Cravath, Swaine & Moore LLP (“Cravath”), pursuant to which, among other things, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent.
On August 2, 2023, Mr. Sottile called Mr. Cohen and Ms. Henry to convey Parent’s counteroffer of $22.75 per share of Class A Common Stock, representing a premium of approximately 46.2% to the Unaffected Market Price. Mr. Cohen and Ms. Henry then discussed with the Special Committee the counteroffer of $22.75 per share and potential counterproposals. At the direction of the Special Committee, Mr. Cohen and Ms. Henry called Mr. Sottile to convey the Special Committee’s counterproposal of $22.95 per share, representing a premium of approximately 47.5% to the Unaffected Market Price (the “August 2 Offer”).

Later on August 2, 2023, the Special Committee held a meeting that was attended by representatives of Lazard and S&C. The Special Committee discussed potential alternatives to a transaction with Parent, including a sale to a third party or remaining a stand-alone public company, but noted that a sale to a third party or other strategic transaction would likely not be viable given Parent’s voting control of the Company and stated unwillingness to support an alternative transaction. Following discussion, the Special Committee directed S&C to negotiate the Merger Agreement with Cravath based on a price of $22.95 per share of Class A Common Stock. The Special Committee also discussed employee retention matters and determined that the Company should not enter into a definitive Merger Agreement with Parent until a satisfactory agreement was reached regarding retention arrangements.
Later on August 2, 2023, at the direction of the Special Committee, S&C sent Cravath a revised draft of the Merger Agreement. Thereafter, until the Merger Agreement was approved by the Board, S&C and Cravath exchanged multiple drafts of the proposed Merger Agreement through which they negotiated a variety of terms, including, among other things, employee matters, Parent’s commitments to obtain regulatory approvals, control of defense and settlement of any transaction-related litigation and circumstances where Parent would reimburse the Company for certain expenses. With respect to employee matters, the parties negotiated, among other things, the treatment of equity awards, the scope of interim operating covenants and the post-closing employee matters covenant. The ultimate outcome on these issues is described in the sections entitled, “Interests of Our Directors and Executive Officers in the Merger”, “The Merger Agreement — Conduct of Business by the Company Prior to the Consummation of the Merger” and “The Merger Agreement — Continuing Employee Matters”, respectively.
On August 3, 2023, Mr. Sottile, Mr. Cohen and Ms. Henry had a call to discuss key terms of the transaction, including employee compensation and retention matters. The Special Committee then held a meeting, with representatives of Lazard and S&C in attendance, to discuss the status of negotiations with Parent.
Later on August 3, 2023, the Special Committee held another meeting that was attended by representatives of S&C to discuss the Company’s retention goals. Thereafter, until the Merger Agreement was approved by the Board, Mr. Cohen and Ms. Henry communicated with Mr. Sottile and members of the Company’s management, and S&C communicated with Cravath, regarding appropriate management retention arrangements.
On August 4, 2023, representatives of Parent informed the Special Committee that the Parent Board had approved the transaction at a price of $22.95 per share.
On the evening of August 7, 2023, the Special Committee held a meeting that was attended by representatives of Lazard and S&C. Representatives of Lazard reviewed with the Special Committee the financial terms of the August 2 Offer and discussed Lazard’s financial analyses of the Merger. Representatives of S&C then presented on the non-financial terms of the proposed Merger Agreement. The materials presented by representatives of Lazard are filed as Exhibit (c)(7) to the Schedule 13E-3 of which this Information Statement forms a part.
Later that evening, the Board held a meeting that was attended by representatives of Lazard and S&C. Antonia Korsanos, who is the Chair of the Board and who is also the Executive Vice Chair of the Parent Board, and Constance James, who was a member of the Board and who was also the Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of Parent until resigning from those positions effective August 25, 2023, both recused themselves from the meeting. The Board first met in executive session without Mr. Wilson, during which time representatives of Lazard and S&C and the members of the Special Committee provided the Board with a summary of the Special Committee’s evaluation of the proposed Merger Agreement, the Merger and the other Transactions and the negotiating history with Parent, the matters considered by the Special Committee and the reasons that the Special Committee intended to recommend the proposed Merger Agreement, the Merger and the other Transactions. Representatives of Lazard then reviewed with the Board the financial terms of the August 2 Offer and discussed Lazard’s financial analyses of the Merger, and representatives of S&C presented on the non-financial terms of the proposed Merger Agreement. Following discussion, Mr. Wilson joined the meeting and discussed the terms of the proposed Merger Agreement with the other members of the Board.

On August 8, 2023, the Special Committee held a meeting with representatives of Lazard and S&C in attendance. At the meeting, representatives of Lazard confirmed that there had been no changes to the financial analyses that the Special Committee reviewed on August 7, 2023 and then orally rendered Lazard’s opinion, which was subsequently confirmed by delivery of a written opinion, dated August 8, 2023, that, as of such date, based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, upon the review undertaken by Lazard in preparing its opinion that, as of August 8, 2023, the Merger Consideration to be paid to holders of Class A Common Stock (other than holders of shares of Class A Common Stock that are Excluded Shares) in the Merger and the other Transactions is fair, from a financial point of view, to such holders of Class A Common Stock (other than holders of shares of Class A Common Stock that are Excluded Shares). For a more detailed discussion of Lazard’s opinion, see the section titled “— Opinion and Materials of Lazard” beginning on page 36. Following further discussion and after considering the matters reviewed and discussed at the meeting and prior meetings of the Special Committee, the Special Committee unanimously (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Stockholders (other than Parent and its subsidiaries); (ii) declared advisable the Merger Agreement, the Merger and the other Transactions and (iii) recommended that the Board (a) approve, adopt and declare advisable the Merger Agreement, the Merger and the other Transactions, (b) direct the submission of the Merger Agreement to the Stockholders for approval and (c) recommend that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions.
After the Special Committee’s meeting on August 8, 2023, the Board held a meeting that was attended by representatives of Lazard and S&C. Ms. Korsanos and Ms. James recused themselves from the meeting due to their positions as a director and an executive officer, respectively, of Parent. Representatives of Lazard and S&C and the members of the Special Committee provided the Board with the Special Committee’s recommendation with respect to the proposed Merger Agreement, the Merger and the other Transactions. Following discussion, the Board, acting, at least in part, based upon the unanimous recommendation of the Special Committee, (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Stockholders (other than Parent and its subsidiaries); (ii) adopted and approved, pursuant to NRS 92A.120, and declared advisable the Merger Agreement, the Merger and the other Transactions; (iii) directed the submission of the Merger Agreement to the Stockholders for approval, and (iv) recommended that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions.
Following the Board meeting, on August 8, 2023, the Merger Agreement was executed by the parties thereto.
Later that day, following the execution of the Merger Agreement, the Principal Stockholder executed and delivered to the Company the Written Consent, irrevocably, knowingly, intentionally, voluntarily and unconditionally approving and ratifying the Merger Agreement, the Merger and the other Transactions, and authorizing, directing and empowering the Company to (i) perform its obligations under the Merger Agreement and (ii) enter into and perform its obligations under each other agreement, instrument or certificate required or permitted to be entered into by the Company under the terms of the Merger Agreement.
On August 8, 2023, following the close of trading on NASDAQ, the Company and Parent issued a joint press release announcing the proposed Merger and the delivery of the Written Consent.
Recommendation of the Special Committee; Reasons for the Merger; Recommendation of the Board
Recommendation of the Special Committee
On August 8, 2023, the Special Committee, acting with the advice and assistance of its own independent legal and financial advisors, considered and evaluated the Merger Agreement, the Merger and the other Transactions and unanimously determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Stockholders (other than Parent and its subsidiaries) and declared advisable the Merger Agreement, the Merger and the other Transactions.

The Special Committee also unanimously recommended to the Board that the Board:
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approve, adopt and declare advisable the Merger Agreement, the Merger and the other Transactions;

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direct the submission of the Merger Agreement to the Stockholders for approval; and

•
recommend that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions.

Reasons for the Merger
In the course of reaching the determination described above, the Special Committee considered, in consultation with its own independent legal and financial advisors, the following material factors that weighed in favor of the Merger, which are not intended to be exhaustive and are not presented in any relative order of importance:
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the Special Committee’s understanding of the Company’s industry, business, operations, financial condition, earnings, strategy and prospects (including the risks involved in achieving such prospects), as well as the Company’s historical and projected financial performance;

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the current and historical prices of the Class A Common Stock, including the fact that the Merger Consideration of $22.95 per share of Class A Common Stock represented:

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a premium of approximately 47.5% over the Unaffected Market Price;

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the multiples of the Company’s enterprise value implied by the Merger Consideration to (i) the Company’s earnings before interest, taxes, depreciation and amortization, excluding stock-based compensation expense and adding back certain non-recurring restructuring and other expenses (“Adjusted EBITDA”) estimated by the Company’s management for the fiscal year ending December 31, 2023 of 11.4x and (ii) the Company’s Adjusted EBITDA estimated by the Company’s management for the fiscal year ending December 31, 2024 of 10.4x;

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the Special Committee’s belief that it was unlikely that the trading price of the Class A Common Stock would, in the foreseeable future, reflect a net present value greater than the Merger Consideration of $22.95 per share of Class A Common Stock;

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that the Special Committee was able to negotiate an increase in the Merger Consideration of $2.95 per share from the per share consideration offered in the May 18 Offer, representing an increase of approximately 14.75%;

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the Special Committee’s belief that the Merger Consideration was the highest price that could reasonably be obtained from Parent, that the terms set forth in the Merger Agreement were the most favorable terms Parent would be willing to agree to and that further negotiations would create a risk of causing Parent to abandon the transaction altogether or materially delay the entry into the Merger Agreement;

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the risks and challenges associated with remaining an independent, publicly traded company, including that the Company would continue to be controlled by Parent and, as a result, listed shares of Class A Common Stock would likely continue to trade at a discount to their estimated intrinsic value based on expected long-term earnings;

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the Company’s future prospects if the Company did not enter into the Merger Agreement, including the competitive landscape, the current macroeconomic environment, the business, financial and execution risks and the potential impact of those factors on the Company’s results of operations and trading price of the Class A Common Stock (which cannot be quantified numerically);

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the uncertainties regarding the Company’s ability to successfully develop new games and increase revenues by growing the Company’s direct-to-consumer platform;

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the fact that Parent stated in the May 18 Offer that Parent would not expect, in its capacity as a Stockholder, to vote in favor of any alternative sale, merger or other corporate transaction involving the Company nor would Parent divest or sell any portion of its ownership interest in the Company;

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the fact that the Stockholders (other than Parent and its subsidiaries) will receive cash for their shares of Class A Common Stock and will therefore have immediate liquidity and receive certain value for their shares at $22.95 per share of Class A Common Stock;

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the anticipated timing of the consummation of the Merger, which allows for a potential closing of the Merger and the other Transactions in a relatively short timeframe;

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the likelihood that the Merger and the other Transactions would be completed, based on, among other things, the limited number and nature of the conditions to the consummation thereof, including the fact that there is no financing condition;

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the opinion of Lazard rendered to the Special Committee, on August 8, 2023, which was subsequently confirmed by delivery of a written opinion dated August 8, 2023 that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, upon the review undertaken by Lazard in preparing its opinion that, as of August 8, 2023, the Merger Consideration to be paid to holders of Class A Common Stock (other than holders of shares of Class A Common Stock that are Excluded Shares) in the Merger and the other Transactions was fair, from a financial point of view, to such holders of Class A Common Stock (other than holders of shares of Class A Common Stock that are Excluded Shares). For a more detailed discussion of Lazard’s opinion, see the section titled “— Opinion and Materials of Lazard” beginning on page 36, notwithstanding that the opinion of Lazard was provided for the benefit of the Special Committee and may not be relied upon by Parent or Merger Sub for any purpose;

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Parent’s business reputation, experience and capabilities;

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the requirement under the Merger Agreement for Parent to reimburse expenses of the Company incurred in connection with the Merger Agreement, the Merger and the other Transactions upon termination of the Merger Agreement for certain reasons specified therein, as discussed in more detail in the section titled “The Merger Agreement — Termination Fees and Expenses” beginning on page 80;

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the compensation and retention incentives provided by Parent for certain key employees of the Company, as discussed in more detail in the section entitled “The Merger Agreement — Continuing Employee Matters” beginning on page 75; and

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the terms and conditions of the Merger Agreement, as discussed in more detail in the section entitled “The Merger Agreement” beginning on page 63.

The Special Committee also considered the factors discussed below, relating to the procedural safeguards that it believes were and are present to ensure the fairness of the Merger Agreement, the Merger and the other Transactions to the Stockholders (other than Parent and its subsidiaries). The Special Committee believes such factors support its determinations and recommendations and provide assurance of the procedural fairness of the Merger and the other Transactions:
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that, as authorized and directed by the Board, the Special Committee retained and received the advice of (i) Lazard as its own independent financial advisor and (ii) S&C and Ballard as its own independent legal advisors;

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the authority granted to the Special Committee by the Board to, among other things, (i) review and evaluate the terms and conditions of, and determine the advisability of, the Possible Transaction and any available alternatives thereto that the Special Committee deems appropriate; (ii) establish, approve, modify, monitor and direct the process and procedures related to the review and evaluation of a Possible Transaction and any alternatives thereto, including, but not limited to, the authority to determine not to proceed with any such process, procedures, review or evaluation, or to recommend any of the foregoing to the Board; and (iii) reject the Possible Transaction;

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that the Special Committee consists solely of independent and disinterested directors who are able to evaluate and negotiate a Possible Transaction on behalf of the Stockholders (other than Parent and its subsidiaries);

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that the Special Committee held more than a dozen formal meetings and many other discussions amongst the members of the Special Committee and representatives of S&C and Lazard in between the formal meetings to discuss and evaluate a Possible Transaction and each member of the Special Committee was actively engaged in the process;

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that the financial and other terms and conditions of the proposed transaction were the product of extensive negotiations that took place over the course of many weeks between the Special Committee, with the assistance of its financial and legal advisors, on the one hand, and Parent and its representatives, on the other hand;

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the fact that the Special Committee made its evaluation of the Merger Agreement, the Merger and the other Transactions based upon the factors discussed in this Information Statement; and

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that the compensation provided to the members of the Special Committee in respect of their services was not contingent on the Special Committee approving the Merger Agreement or taking the other actions described in this Information Statement.

In the course of reaching the determination described above, the Special Committee also considered and balanced, in consultation with its own independent legal and financial advisors, the factors that weighed in favor of the Merger Agreement, the Merger and the other Transactions against a variety of potentially negative factors, uncertainties and risks in its deliberations concerning the Merger Agreement, the Merger and the other Transactions, including, among others:
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that the closing of the Merger and the other Transactions is not conditioned upon the receipt of the affirmative vote of a majority of the Stockholders (other than Parent and its subsidiaries) to approve the Merger Agreement;

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that the Merger Agreement precludes the Company from (i) actively soliciting alternative acquisition proposals and (ii) engaging with a third party with respect to, or discussing or negotiating, any unsolicited alternative acquisition proposal after the execution of the Merger Agreement;

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the possibility that, at some future time, Parent could sell some or all of the Company or its securities, businesses or assets to one or more purchasers at a valuation higher than the valuation implied by the Merger Consideration, and that the Stockholders (other than Parent and its subsidiaries) would not be able to participate in or benefit from such a sale;

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the risk that, while the Merger is expected to be completed, there can be no guarantee that all conditions to the parties’ obligations to complete the Merger will be satisfied, and as a result, it is possible that the Merger may not be completed;

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the risks and costs to the Company during the period between the execution of the Merger Agreement and the closing of the Merger and the other Transactions or the termination of the Merger Agreement, including the potential effect of the diversion of management and employee attention from the Company’s business, the substantial expenses which the Company will have incurred (subject to the provisions for expense reimbursement set forth in the Merger Agreement, as discussed in more detail in the section titled “The Merger Agreement — Termination Fees and Expenses” beginning on page 80) and the potential adverse effect on the relationship of the Company and its subsidiaries with their respective employees, agents, customers and other business contacts;

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the risk of litigation brought by Stockholders in respect of the Merger Agreement, the Merger or the other Transactions;

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that the receipt by Stockholders of the Merger Consideration will be taxable transactions for U.S. federal income tax purposes as discussed in the section titled “—  Material United States Federal Income Tax Consequences of the Merger” beginning on page 59; and

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that certain of the Company’s officers and directors may have interests in the Merger that are different from, or in addition to, the interests of the Stockholders, including certain of the Company’s directors’ and officers’ involvement with Parent, the interests of the Company’s directors and officers in being entitled to certain compensation and retention incentives, indemnification and insurance coverage from Parent or the Surviving Corporation under the Merger Agreement and the

Company Charter and other interests described in the section titled “—  Interests of Our Directors and Executive Officers in the Merger” beginning on page 54.
The above discussion of the information and factors considered by the Special Committee is not intended to be exhaustive but indicates the material matters considered. In reaching its determination and recommendation, the Special Committee did not quantify, rank or assign any relative or specific weight to any of the foregoing factors, and individual members of the Special Committee may have considered various factors differently. The Special Committee did not undertake to make any specific determination as to whether any specific factor, or any particular aspect of any factor, supported or did not support its ultimate recommendation. The Special Committee based its unanimous recommendation on the totality of the information presented.
Recommendation of the Board of Directors
At a meeting of the Board held on August 8, 2023 (from which Ms. Korsanos and Ms. James recused themselves due to their positions as a director and an executive officer, respectively, of Parent), the Board, acting, at least in part, based upon the unanimous recommendation of the Special Committee:
•
determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Stockholders (other than Parent and its subsidiaries);

•
adopted and approved, pursuant to NRS 92A.120, and declared advisable the Merger Agreement, the Merger and the other Transactions;

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directed the submission of the Merger Agreement to the Stockholders for approval; and

•
recommended that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions.

In reaching its determination, the Board considered a number of factors, including the following material factors:
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the current and historical prices of the Class A Common Stock, including the fact that the Merger Consideration of $22.95 per share of Class A Common Stock represented:

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a premium of approximately 47.5% over the Unaffected Market Price;

•
the multiples of the Company’s enterprise value implied by the Merger Consideration to (i) the Company’s Adjusted EBITDA estimated by the Company’s management for the fiscal year ending December 31, 2023 of 11.4x and (ii) the Company’s Adjusted EBITDA estimated by the Company’s management for the fiscal year ending December 31, 2024 of 10.4x;

•
the opinion of Lazard rendered to the Special Committee on August 8, 2023, which was subsequently confirmed by delivery of a written opinion dated August 8, 2023 that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, upon the review undertaken by Lazard in preparing its opinion that, as of August 8, 2023, the Merger Consideration to be paid to holders of Class A Common Stock (other than holders of shares of Class A Common Stock that are Excluded Shares) in the Merger and the other Transactions was fair, from a financial point of view, to such holders of Class A Common Stock (other than holders of shares of Class A Common Stock that are Excluded Shares). For a more detailed discussion of Lazard’s opinion, see the section titled “— Opinion and Materials of Lazard” beginning on page 36, notwithstanding that the opinion of Lazard was provided for the benefit of the Special Committee and may not be relied upon by Parent or Merger Sub for any purpose;

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the Special Committee’s unanimous determination that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Stockholders (other than Parent and its subsidiaries) and the Special Committee’s unanimous recommendation to the Board that the Board (i) approve, adopt and declare advisable the Merger Agreement, the Merger and the other Transactions, (ii) direct the submission of the Merger Agreement to the Stockholders for approval and (iii) recommend that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions; and
•
the procedural fairness of the Merger and the other Transactions, including that the Merger and the other Transactions were negotiated over a period of many weeks by a Special Committee consisting of four directors who are not representatives of Parent and are not employees of the Company or any of its subsidiaries, that could objectively and independently assess the potential transaction, and that the Special Committee was advised by its own independent legal and financial advisors.

The above discussion of the information and factors considered by the Board is not intended to be exhaustive but indicates the material matters considered. In reaching its determinations and recommendations, the Board did not quantify, rank or assign any relative or specific weight to any of the foregoing factors, and individual members of the Board may have considered various factors differently. The Board did not undertake to make any specific determination as to whether any specific factor, or any particular aspect of any factor, supported or did not support its ultimate recommendation. The Board based its recommendation on the totality of the information presented.
The Special Committee and the Board did not specifically consider the liquidation value of the Company in the evaluation of the Merger Agreement, the Merger and the other Transactions, and did not believe it to be a relevant methodology, because (i) they considered the Company to be a viable, going concern, (ii) they considered determining a liquidation value to be impracticable given the significant execution risk involved in any breakup of the Company, (iii) the Company’s value is derived from the cash flows generated from its continuing operations rather than from the value of assets that might be realized in a liquidation and (iv) the Company will continue to operate its business following the Merger. Further, the Special Committee and the Board did not consider net book value of the Company in the evaluation of the Merger Agreement because of their belief that net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs and because net book value does not take into account the prospects of the Company, market conditions, trends in the industries in which the Company operates or the business risks inherent in those industries.
Neither the Special Committee nor Lazard conducted a separate going-concern valuation of the Company because the financial analyses presented by Lazard, as more fully summarized in the section titled “— Opinion and Materials of Lazard” beginning on page 36, on which the Special Committee relied in making its recommendation to the Board, contained financial analyses of the cash flows anticipated to be generated by the Company’s continuing operations as a going concern, as reflected in the July Projections, and the Special Committee believed these analyses to be appropriate to illustrate the value of the Company as a going concern. The Special Committee considered each of the analyses performed by Lazard in the context of the fairness opinion provided by Lazard as well as various additional factors, as discussed above.
The Special Committee and the Board are not aware of any firm offer by any other person during the two years preceding the date of the Merger Agreement for a merger or consolidation of the Company with another company other than Parent, the sale or transfer of all or substantially all of the Company’s assets or a purchase of the Company’s securities that would enable such person to exercise control of the Company.
Required Stockholder Approval for the Merger
Under Nevada law and the Company Charter, the approval of the Merger Agreement, the Merger and the other Transactions required the affirmative vote (at a meeting or by written consent) of a majority of the voting power of the Stockholders, with holders of Class A Common Stock and holders of Class B Common Stock voting together as a single class. As of August 8, 2023, the record date for determining Stockholders entitled to vote on the approval of the Merger Agreement, there were 124,766,584 shares of Common Stock outstanding, consisting of 21,219,563 shares of Class A Common Stock outstanding and 103,547,021 shares of Class B Common Stock outstanding. Holders of shares of Class A Common Stock are entitled to one vote for each share held of record on all matters on which Stockholders are entitled to vote generally, including approval of the Merger Agreement. Holders of shares of Class B Common Stock are entitled to 10 votes for each share held of record on all matters on which Stockholders are entitled to vote generally, including approval of the Merger Agreement.

On August 8, 2023, following the execution of the Merger Agreement, Parent caused the Principal Stockholder, which on such date beneficially owned all of the issued and outstanding shares of Class B Common Stock (and no shares of Class A Common Stock), representing approximately 97.9% of the outstanding voting power of the issued and outstanding shares of Common Stock, to execute and deliver to the Company the Written Consent. No further action by any other holder of shares of Common Stock is required under applicable law or the Merger Agreement (or otherwise) to approve the Merger Agreement, the Merger and the other Transactions. As a result, the Company is not soliciting your vote for or consent to the approval of the Merger Agreement, the Merger and the other Transactions, and will not call a stockholders’ meeting for purposes of voting on the approval of the Merger Agreement, the Merger and the other Transactions. No further action by the Stockholders is required to complete the Merger and all requisite corporate action by and on behalf of Parent and Merger Sub required to complete the Merger has been taken.
Opinion and Materials of Lazard
The Special Committee retained Lazard to provide it with financial advisory services and a fairness opinion in connection with the Merger. At its August 8, 2023 meeting to consider the approval of the Merger, the Special Committee received an oral opinion rendered by Lazard, which was subsequently confirmed in writing by delivery of Lazard’s opinion dated as of the same date, to the effect that, as of August 8, 2023, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in Lazard’s written opinion, the Merger Consideration to be paid to holders of Class A Common Stock (other than holders of shares of Class A Common Stock that are Excluded Shares) in the Merger was fair, from a financial point of view, to such holders of Class A Common Stock (other than holders of shares of Class A Common Stock that are Excluded Shares).
The full text of Lazard’s written opinion, dated August 8, 2023, which is attached to this Information Statement as Annex B and is incorporated by reference in its entirety into this Information Statement, sets forth the assumptions, procedures, factors, qualifications and limitations on the review undertaken by Lazard in connection with its opinion. Holders of shares of Class A Common Stock are urged to read this opinion carefully and in its entirety. Lazard’s written opinion was provided for the use and benefit of the Special Committee (in its capacity as such) in connection with its evaluation of the Merger, was directed only to the fairness, from a financial point of view, to holders of shares of Class A Common Stock (other than holders of shares of Class A Common Stock that are Excluded Shares) of the Merger Consideration, and did not address any other aspects or implications of the Merger. Lazard’s opinion does not constitute a recommendation to any Stockholder as to how such Stockholder should vote or act with respect to the Merger or any matter relating thereto. The summary of the opinion of Lazard set forth in this Information Statement is qualified in its entirety by reference to the full text of such opinion.
In connection with its opinion, Lazard:
(i)
Reviewed the financial terms and conditions of the Merger Agreement;

(ii)
Reviewed certain publicly available historical business and financial information relating to the Company;

(iii)
Reviewed various financial forecasts and other data provided to it by the Company relating to the business of the Company;

(iv)
Held discussions with members of the senior management of the Company with respect to the business and prospects of the Company;

(v)
Reviewed public information with respect to certain other companies in lines of business it believed to be generally relevant in evaluating the business of the Company;

(vi)
Reviewed the financial terms of certain business combinations involving companies in lines of business comparable in certain respects to the business of the Company;

(vii)
Reviewed historical stock prices and trading volumes of Class A Common Stock; and

(viii)
Conducted such other financial studies, analyses and investigations as it deemed appropriate.

Lazard assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. Lazard did not conduct any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company or concerning the solvency or fair value of the Company, and it was not furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in Lazard’s analyses, Lazard assumed, with the consent of the Special Committee, that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments as to the future financial performance of the Company. Lazard assumed no responsibility for and expressed no view as to any such forecasts or the assumptions on which they were based. Lazard noted that it did not believe that the results of the precedent transactions analyses were meaningful for purposes of its opinion.
Further, Lazard’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of its opinion. Lazard noted that volatility in the credit, commodities and financial markets may have an effect on the Company or the Merger and did not express an opinion as to the effects of such volatility or such disruption on the Company or the Merger. Lazard assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of its opinion. Lazard did not express any opinion as to the price at which shares of Class A Common Stock may trade at any time subsequent to the announcement of the Merger. In connection with Lazard’s engagement, Lazard was not authorized to, and did not, solicit indications of interest from third parties regarding a potential transaction with the Company. In addition, Lazard’s opinion did not address the relative merits of the Merger as compared to any other transaction or business strategy in which the Company might engage or the merits of the underlying decision by the Company to engage in the Merger.
In rendering its opinion, Lazard assumed, with the consent of the Special Committee, that the Merger will be consummated on the terms described in the Merger Agreement, without any waiver or modification of any terms or conditions that would be material in any respect to its analyses. The Special Committee advised Lazard, and Lazard assumed, that the Merger Agreement, when executed, would conform to the draft reviewed by Lazard in all material respects. Lazard also assumed, with the consent of the Special Committee, that obtaining the necessary governmental, regulatory or third party approvals and consents for the Merger would not have an adverse effect on the Company or the Merger that would be material in any respect to its analyses. Lazard did not express any opinion as to any tax or other consequences that might result from the Merger, nor did its opinion address any legal, tax, regulatory or accounting matters, as to which Lazard understood that the Company and the Special Committee obtained such advice as they deemed necessary from qualified professionals. Lazard expressed no view or opinion as to any terms or other aspects (other than the Merger Consideration to the extent expressly specified in its opinion) of the Merger, including, without limitation, the form or structure of the Merger or any agreements or arrangements entered into in connection with, or contemplated by, the Merger. In addition, Lazard expressed no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the Merger, or class of such persons, relative to the Merger Consideration or otherwise.
Summary of Lazard Financial Analysis
The following is a summary of the material financial analyses reviewed with the Special Committee on August 7, 2023 and confirmed on August 8, 2023 in connection with Lazard’s opinion, dated August 8, 2023. The summary of Lazard’s analyses and reviews provided below is not a complete description of the analyses and reviews underlying Lazard’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of analysis and review and the application of those methods to particular circumstances, and, therefore, is not readily susceptible to summary description.
In arriving at its opinion, Lazard did not draw, in isolation, conclusions from or with regard to any particular factor or analysis considered by it. Rather, Lazard made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. Considering selected portions of its analyses and reviews in the summary set forth below, without considering its analyses and reviews as a whole, could create an incomplete or misleading view of the analyses and reviews underlying Lazard’s opinion.

For purposes of its analyses and reviews, Lazard considered industry performance, general business, economic, monetary, market and financial conditions and other matters, many of which are beyond the control of the Company. No company, business or transaction used in Lazard’s analyses and reviews as a comparison is identical to the Company or the Merger, and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions used in Lazard’s analyses and reviews. The estimates contained in Lazard’s analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by Lazard’s analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Lazard’s analyses and reviews are inherently subject to substantial uncertainty.
The summary of the analyses and reviews provided below includes information presented in tabular format. In order to fully understand Lazard’s analyses and reviews, the tables must be read together with the full text of each summary. The tables alone do not constitute a complete description of Lazard’s analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Lazard’s analyses and reviews.
For purposes of the analyses and reviews described below, as applicable, unless otherwise noted, (a) present value date means June 30, 2023, (b) the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 3, 2023, and is not necessarily indicative of current market conditions and (c) Lazard relied upon other information as to the Company’s capitalization as provided by the Company and with the consent of the Special Committee.
Selected Comparable Company Multiples Analysis
Lazard reviewed and analyzed certain financial information, valuation multiples and market trading data related to selected comparable publicly traded social casino peer companies (the “Social Casino Peers”) whose operations Lazard believed, based on its experience with companies in the interactive entertainment industry and professional judgment, to be generally relevant in analyzing the Company’s operations for purposes of this analysis. Lazard compared such information of the selected comparable companies to the corresponding information for the Company.
The selected group of companies used in this analysis was as follows:
•
DoubleDown Interactive Co., Ltd.

•
Huuuge, Inc.

•
Playstudios, Inc.

•
Playtika Holding Corp.

Lazard selected the companies reviewed in this analysis because, among other things, the Social Casino Peers operate businesses similar to the business of the Company. However, no selected company is identical to the Company. Accordingly, Lazard believes that purely quantitative analyses are not, in isolation, determinative in the context of the Merger and that qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of the Company and the Social Casino Peers that could affect the public trading values of each company also are relevant.
Lazard calculated and compared various financial multiples and ratios of each of the Social Casino Peers, including, among other things, the ratio of each company’s enterprise value (“EV”), which Lazard calculated as the market capitalization of each company (based on each company’s closing share price as of August 3, 2023 and most recently publicly reported share count information (taking into account dilution from outstanding options and unvested stock units)), plus debt and non-controlling interest, and less cash, cash equivalents, short-term investments, and equity investments to its estimated 2024 EBITDA (as defined below). The EV and EBITDA estimates for each of the Social Casino Peers used by Lazard in its analysis were based on FactSet consensus estimates and other publicly available information. The following table summarizes the results of this review:
Social Casino Peers	2024 EV / EBITDA
DoubleDown Interactive Co., Ltd.	1.6x
Huuuge, Inc.	3.2x
Playstudios, Inc.	8.7x
Playtika Holding Corp.	6.8x
Based on the analysis of the relevant metrics for each of the Social Casino Peers, as well as its professional judgment and experience, Lazard applied an EV to EBITDA multiple range of 7.0x to 9.0x to the Company’s estimated 2024 Adjusted EBITDA (as defined below) of $242 million as provided to Lazard by the Company. Lazard then calculated a per share equity value range using (1) an estimated net cash balance of $395 million as of June 30, 2023, per the Company’s management, and (2) share count information as of August 3, 2023, per the Company’s management.
The analysis resulted in a range of implied values per share of Class A Common Stock (rounded to the nearest $0.10 per share) of $16.50 – $20.30 as compared to the Merger Consideration of $22.95.
Discounted Cash Flow Analysis
Lazard performed a discounted cash flow analysis of the Company, which is a valuation methodology used to derive an implied value of a company by calculating the present value of its estimated future cash flows over the projection period and the terminal value of that company at the end of the projection period. “Future cash flows” refers to projected unlevered, after-tax free cash flows of a company. Lazard performed a discounted cash flow analysis of the Company by calculating the estimated present value (as of June 30, 2023) of the sum of each of:
•
the estimated future cash flows that the Company was forecasted to generate for the third and fourth quarters of fiscal year 2023 and each of the fiscal years 2024 through 2027 based on the projections provided by the Company and approved for Lazard’s use by the Special Committee; and

•
the estimated terminal value of the Company at the end of fiscal year 2027 based on projections provided by the Company and extrapolations based on discussions with, and guidance from, the Company’s management and approved for Lazard’s use by the Special Committee.

The estimated future cash flows were derived from data provided by the Company and were calculated by taking unlevered net income and adding depreciation and amortization, adjusting for the change in net working capital and subtracting capital expenditures, payments with respect to the Company’s license obligations, payments with respect to the TRA and pari passu distributions to Parent in connection with the TRA.
The estimated terminal value of the Company was calculated by applying various exit Adjusted EBITDA multiples ranging from 7.0x to 9.0x to the Company’s projected 2028 Adjusted EBITDA of $355 million. For purposes of this section, the term “Adjusted EBITDA” means earnings before interest, taxes, depreciation and amortization (“EBITDA”), excluding stock-based compensation expense and adding back certain non-recurring restructuring and other expenses, per the Company’s management. The exit Adjusted EBITDA multiples were selected by Lazard based on an analysis of the relevant metrics for the selected comparable companies and Lazard’s professional judgment and expertise.
The estimated future cash flows and terminal values were discounted to the present value date using discount rates ranging from 9.5% to 10.5%. Such discount rates were derived (1) using market data as of August 3, 2023 and (2) from an analysis of the weighted average cost of capital of the selected comparable companies, which Lazard performed utilizing the capital asset pricing model with inputs that Lazard determined were relevant based on publicly available data and Lazard’s professional judgment.

The analysis indicated an implied enterprise value range for the Company, from which Lazard then calculated a per share equity value range using (1) an estimated net cash balance of $395 million as of June 30, 2023, per the Company’s management, and (2) share count information as of August 3, 2023, per the Company’s management.
The analysis resulted in a range of implied values per share of Class A Common Stock (rounded to the nearest $0.10 per share) of $20.90 – $25.30 as compared to the Merger Consideration of $22.95.
Other Analyses
The analyses and data described below were presented to the Special Committee for informational purposes only and did not provide the basis for, and were not otherwise material to, the rendering of Lazard’s opinion.
Selected Precedent Transactions Multiples Analysis
Lazard reviewed and analyzed, to the extent publicly available, financial information for selected precedent transactions involving companies in the interactive entertainment industry that it believed, based on its experience and professional judgment, as generally relevant for purposes of this analysis. Although none of the selected precedent transactions or the companies party to such transactions is directly comparable to the Merger or to the Company, the selected precedent transactions were chosen because certain aspects of such transactions, for purposes of this analysis and based on the professional judgment and experience of Lazard, may be considered similar to the Merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect such transactions differently than they would affect the Merger. In performing this analysis, Lazard reviewed certain financial information and transaction multiples relating to the companies involved in such selected transactions and compared such information to the corresponding information for the Company. Specifically, Lazard reviewed 14 transactions announced since January 2020 involving companies in the interactive entertainment industry for which sufficient public information was available. The following table sets forth the selected precedent transactions reviewed:
Acquiror	Target	Announcement Date
Sega Corporation	Rovio Entertainment Oyj	4/17/2023
Savvy Games Group	Scopely, Inc.	4/5/2023
Playstudios Inc.	Brainium Studios	10/13/2022
Take-Two Interactive Software, Inc.	Zynga Inc.	1/10/2022
Scopely, Inc.	GSN Games	10/18/2021
Aristocrat Leisure Limited	Playtech plc	10/18/2021
Playtika Ltd.	Reworks Ltd.	8/31/2021
Netmarble Corp.	SpinX Games Ltd.	8/2/2021
Electronic Arts Inc.	Playdemic Ltd.	6/23/2021
Bally’s Corporation	Gamesys Group plc	4/13/2021
Electronic Arts Inc.	Glu Mobile LLC	2/8/2021
Embracer Group AB	Gearbox Software	2/3/2021
Zynga Inc.	Peak Games	6/1/2020
Stillfront Group	Storm8 Inc.	1/21/2020
To the extent publicly available, Lazard reviewed, among other things, the EV as a multiple of Adjusted EBITDA of each of the target companies implied by the selected transactions by comparing the EV implied by the acquisition price to the relevant target company’s Adjusted EBITDA during the last twelve-month period (“LTM”) prior to the announcement of such transaction or estimated Adjusted EBITDA as disclosed by the acquiror or target as of the time of announcement of the transaction. Estimated Adjusted EBITDA amounts for the target companies were based on publicly available information. The overall low to high

Adjusted EBITDA multiples observed for the selected precedent transactions were 6.2x (including potential earn-out consideration) to 32.5x.
Based on an analysis of the relevant metrics for each of the transactions, as well as its professional judgment and experience, Lazard applied an EV to Adjusted EBITDA multiple range of 9.5x to 11.5x to the Company’s LTM Adjusted EBITDA as of June 30, 2023, as provided to Lazard by the Company, of $214 million. Lazard then calculated a per share equity value range using (1) an estimated net cash balance of $395 million as of June 30, 2023, per the Company’s management, and (2) share count information as of August 3, 2023, per the Company’s management.
The analysis resulted in a range of implied values per share of Class A Common Stock (rounded to the nearest $0.10 per share) of $19.20 – $22.60 as compared to the Merger Consideration of $22.95.
Historic Company High/Low Trading Prices
Lazard reviewed the range of trading prices of Class A Common Stock for the 52 weeks ended on August 3, 2023. Lazard observed that, during such period, the closing share price of shares of Class A Common Stock ranged from $10.60 per share to $20.19 per share, as compared to the Merger Consideration of $22.95.
Research Analyst Price Targets
Lazard reviewed selected equity analyst price targets based on publicly available Wall Street equity research reports published as of August 3, 2023. Lazard observed that, as of such time, selected equity analyst price targets of Class A Common Stock ranged from $19.00 to $23.00 per share, as compared to the Merger Consideration of $22.95.
Miscellaneous
In connection with Lazard’s services as financial advisor to the Special Committee, the Special Committee agreed to pay Lazard an aggregate fee for such services equal to $3 million, $250,000 of which was payable upon execution of Lazard’s engagement letter, and the remainder of which became payable upon the rendering of Lazard’s opinion. Additionally, the Company may pay Lazard a discretionary fee of up to $1 million, to be determined by the Special Committee in its sole discretion. The Company also agreed to reimburse Lazard, subject to certain limitations, for certain reasonable and documented out-of-pocket expenses incurred in connection with Lazard’s engagement, and to indemnify Lazard and certain related persons under certain circumstances against certain liabilities that may arise from or relate to Lazard’s engagement.
Lazard, in the past two years, has provided certain investment banking services to the Special Committee, for which it has received compensation of approximately $3.5 million (exclusive of any compensation related to the Merger and Lazard’s opinion). Lazard has not provided investment banking services to Parent in the last two years. In addition, in the ordinary course, Lazard and its affiliates and employees may trade securities of the Company, Parent and certain of their respective affiliates for their own accounts and for the accounts of their customers, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of the Company, Parent and certain of their respective affiliates. The issuance of Lazard’s opinion was approved by the Opinion Committee of Lazard.
Lazard’s engagement and the opinion expressed in its fairness opinion were for the benefit of the Special Committee (in its capacity as such) and its opinion was rendered to the Special Committee in connection with its evaluation of the Merger. Lazard’s opinion was not intended to and does not constitute a recommendation, to any Stockholder as to how such Stockholder should vote or act with respect to the Merger or any matter relating thereto. Lazard did not recommend any specific consideration to the Special Committee or that any given consideration constituted the only appropriate consideration for the Merger. Lazard’s opinion and analyses were only one of many factors taken into consideration by the Special Committee in its evaluation of the Merger. Consequently, the analyses described above should not be viewed as determinative of the views of the Special Committee with respect to the Merger Consideration provided for in the Merger Agreement or as to whether the Special Committee would have been willing to determine that a different consideration was fair.
Lazard is an internationally recognized investment banking firm providing a full range of financial advisory and other services. Lazard was selected to act as investment banker to the Special Committee of the Company because of its qualifications, expertise and reputation in investment banking and mergers and acquisitions generally, including with respect to special committee mandates, and in the interactive entertainment industry specifically, as well as its familiarity with the business of the Company
Other Presentations by Lazard
In addition to the presentation made to the Special Committee on August 7, 2023, which has been filed with the SEC as an exhibit to the Schedule 13E-3 of which this Information Statement forms a part, copies of preliminary illustrative presentations presented or delivered by Lazard to the Special Committee on June 12, 2023, July 12, 2023, July 19, 2023 and July 26, 2023 containing preliminary illustrative financial analyses also are attached as exhibits to the Schedule 13E-3. A summary of these other preliminary illustrative presentations is provided below. None of these other preliminary illustrative presentations by Lazard, alone or together, constitute, or form the basis of, an opinion of Lazard with respect to the Merger Consideration, and the preliminary illustrative financial analyses therein were based on economic, monetary, market and other conditions as in effect on, and the information made available to Lazard as of, the dates of the respective presentations.
•
The June 12, 2023 materials presented to the Special Committee contained, among other information, the background of the Merger and related preliminary considerations and a preliminary financial analysis relating to the Company based on publicly available market information.

•
The July 12, 2023 materials delivered to the Special Committee contained, among other information, a preliminary analysis of the Company’s financial performance relative to certain comparable companies based on publicly available market information and the Projections.

•
The July 19, 2023 materials presented to the Special Committee contained, among other information, a preliminary valuation analysis of the Company based on the Projections as well as the methodologies and assumptions underlying Lazard’s analysis. The presentation also included additional preliminary financial analyses relating to the Company, including (i) the trading history of the Company’s stock, (ii) the share price performance of the Company relative to certain industry peers, (iii) the Company’s trading multiples relative to certain industry peers, and (iv) the Company’s position relative to certain comparable companies, with respect to a variety of metrics.

•
The July 26, 2023 materials presented to the Special Committee contained, among other information, a sensitivity analysis based on the direct-to-consumer (DTC) adoption rates assumed in the Projections.

Certain Company Financial Forecasts
The Company’s management does not currently as a matter of course make public projections as to future performance, revenues, earnings or other results due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. The Company is especially reluctant to disclose projections for extended periods due to the increasing uncertainty, unpredictability and subjectivity of such assumptions and estimates when applied to time periods further in the future. As a result, the Company does not endorse projections or other unaudited prospective financial information as a reliable indication of future results. However, in connection with the Special Committee’s evaluation of a potential transaction, the Company’s management independently prepared certain unaudited prospective financial information for fiscal years 2023 through 2027, which we refer to generally as the “Projections”. The Projections were made available to, and approved by, the Special Committee in connection with its consideration and evaluation of the Merger, and were provided to Lazard at the direction of the Special Committee, which instructed Lazard to use the Projections in connection with Lazard’s financial analyses and opinion. At the direction of the Special Committee, certain of the Projections were also made available to Parent and Macquarie Capital, Parent’s financial advisor. At the direction of Parent, Macquarie Capital used and relied upon the Projections provided to it in connection with its financial analyses and opinion.

The Company is including a summary of the Projections in this Information Statement in order to provide the Stockholders with access to the final projections that were made available to, and approved by, the Special Committee in connection with its evaluation of the Merger, made available to Parent in connection with its due diligence review, made available to Lazard, and which Lazard was instructed by the Special Committee to use, in connection with its financial analyses and opinion and made available to Macquarie Capital, and which Macquarie Capital was instructed by Parent to use, in connection with its financial analyses and opinion.
The following table presents a summary of the Projections:
	Fiscal year ended December 31
($ in millions)	2023E	2024E	2025E	2026E	2027E
Revenue
Core	$738	$800	$856	$898	$925
New Games	0	12	26	39	56
Alictus	15	22	30	38	45
Total Revenue	$754	$833	$912	$975	$1,027
Adjusted EBITDA
Core	$226	$254	$285	$305	$317
New Games	(6)	(15)	(11)	(6)	4
Alictus	0	2	5	8	10
Total Adjusted EBITDA	$220	$242	$278	$306	$332
Additional Information About the Projections
The inclusion of the Projections in this Information Statement should not be regarded as an indication that any of the Company or any of its affiliates, advisors or representatives have considered the Projections to be predictive of actual future events, and the Projections should not be relied upon as such. The Company advises the recipients of the Projections that its internal financial forecasts upon which the Projections were based are subjective in many respects.
Although presented with numerical specificity, the Projections were based on numerous variables, assumptions and estimates as to future events made by the Company’s management that the Company’s management believed were reasonable at the time the Projections were prepared, taking into account the relevant information available to management at the time. These variables, assumptions and estimates are inherently uncertain and many are beyond the control of the Company. Important factors that may affect actual results and cause these internal financial Projections to not be achieved include, but are not limited to, risks and uncertainties relating to the business of the Company (including its ability to develop successful new games, attract and retain players and achieve other strategic goals, objectives and targets over applicable periods), industry performance, the regulatory and competitive environment, general business and economic conditions and other risk factors referenced in the section of this Information Statement titled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 15. Various assumptions underlying the Projections may not prove to have been, or may no longer be, accurate. The Projections may not be realized, and actual results may be significantly higher or lower than projected in the Projections. The Projections summarized above do not give effect to the Merger. The Projections also reflect assumptions as to certain business strategies or plans that are subject to change. The Projections do not take into account any circumstances or events occurring after the date they were prepared. The Projections cover multiple years, and such information by its nature becomes less predictive with each successive year. As a result, the inclusion of the Projections in this Information Statement should not be relied on as necessarily predictive of actual future events and actual results may differ materially (and will differ materially if the Merger is completed) from the Projections. For all of these reasons, the internal financial Projections, and the assumptions upon which they are based, (i) are not guarantees of future results; (ii) are inherently speculative; and (iii) are subject to a number of risks and uncertainties. As a result, actual results may differ materially from those contained in these internal financial Projections. Accordingly, there can be no assurance that the Projections will be realized.

The Projections were prepared solely for internal use and to assist the Special Committee with their consideration and evaluation of the Merger and the other Transactions, Lazard with its financial analyses and opinion and Parent with its due diligence review of the Company (and Macquarie Capital with its financial analyses and opinion as instructed by Parent), and although they were prepared on an accounting basis consistent with the Company’s financial statements, they were not prepared with a view toward public disclosure or toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Projections included in this document have been prepared by, and are the responsibility of, the Company. Neither the Company’s independent auditor nor any other independent accountant has compiled, examined or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability.
Revenue and Adjusted EBITDA contained in the Projections are “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with GAAP. The non-GAAP financial measures used in the Projections were relied upon by Lazard for purposes of its opinion, by the Special Committee in connection with its evaluation of the Merger, by Parent in connection with its due diligence review of the Company and by Macquarie Capital for purposes of its financial analyses and opinion as instructed by Parent. The SEC rules which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination such as the Merger if the disclosure is included in a document such as this Information Statement. In addition, reconciliations of non-GAAP financial measures were not relied upon by Lazard for purposes of its opinion or by the Special Committee in connection with its evaluation of the Merger. Accordingly, the Company has not provided a reconciliation of the financial measures included in the Projections to the relevant GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.
For these reasons, as well as the basis and assumptions on which the Projections were compiled, the inclusion of specific portions of the Projections in this Information Statement should not be regarded as an indication that such Projections will be an accurate prediction of future events, and they should not be relied on as such. None of Parent, the Company or any of their respective affiliates, advisors, officers, directors, partners or representatives (including Lazard and Macquarie Capital) can give you any assurance that actual results will not differ from the Projections. Except as required by applicable law, none of Parent, the Company or any of their respective affiliates, advisors, officers, directors, partners or representatives (including Lazard and Macquarie Capital) undertake any obligation to update or otherwise revise or reconcile the Projections or the specific portions presented to reflect circumstances existing after the date the Projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. Therefore, readers of this Information Statement are cautioned not to place undue, if any, reliance on the specific portions of the Projections set forth above. None of Parent, the Company or any of their respective affiliates, advisors, officers, directors, partners or representatives (including Lazard and Macquarie Capital) intend to make publicly available any update or other revision to the Projections. In addition, none of Parent, the Company or any of their respective affiliates, advisors, officers, directors, partners or representatives (including Lazard and Macquarie Capital) have made, make, or are authorized in the future to make, any representation to any Stockholder or other person regarding the Company’s ultimate performance compared to the information contained in the Projections or that projected results will be achieved, and any statements to the contrary should be disregarded. The Company has made no representation to Parent, in the Merger Agreement or otherwise, concerning the Projections.
Opinion and Materials of Macquarie Capital
On August 7, 2023, Macquarie Capital rendered its written opinion to the Parent Board as to, as of August 7, 2023 and based upon and subject to the factors and assumptions set forth therein, the fairness, from a financial point of view, to Parent of the Merger Consideration to be paid by Parent in the Merger pursuant to the Merger Agreement.
Macquarie Capital’s opinion was directed to the Parent Board (in its capacity as such), and only addressed the fairness, from a financial point of view, to Parent of the Merger Consideration to be paid by Parent in the Merger pursuant to the Merger Agreement and did not address any other aspect or implication (financial or otherwise) of the Merger. The summary of Macquarie Capital’s opinion in this Information Statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex C to this Information Statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Macquarie Capital in preparing its opinion. However, neither Macquarie Capital’s written opinion nor the summary of its opinion and the related analyses set forth in this Information Statement are intended to be, and they do not constitute, advice or a recommendation to any securityholder as to how such holder should vote or act on any matter relating to the Merger or otherwise.
In arriving at its opinion, Macquarie Capital:
•
reviewed an execution version of the Merger Agreement made available to Macquarie Capital on August 7, 2023;

•
reviewed certain publicly available business and financial information regarding the Company;

•
reviewed certain other information relating to Company, including historical financial and operating information relating to the Company furnished by the respective managements of Parent and the Company and certain financial projections prepared by the management of the Company (and approved for our use by the management of Parent) relating to the Company for the fiscal years ending December 31, 2023 through December 31, 2027 (referred to in this section as the “Company Projections”);

•
discussed the Merger and the business, operations, financial condition and prospects of the Company with members of the management of Parent;

•
reviewed, to the extent publicly available, the financial terms of certain other transactions that Macquarie Capital deemed relevant; and

•
performed such other financial analyses and considered such other information and factors that Macquarie Capital deemed relevant for purposes of its opinion.

Macquarie Capital did not undertake any responsibility for independently verifying, and did not independently verify, any of the foregoing information and Macquarie Capital assumed and relied upon the accuracy and completeness of all such information. With the approval of Parent, Macquarie Capital assumed that the Company Projections had been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the Company’s management as to the future financial performance and condition of the Company. Representatives of Parent advised Macquarie Capital, and Macquarie Capital assumed, that the Company Projections were a reasonable basis upon which to evaluate the Company and the Merger and, at the direction of Parent, Macquarie Capital used and relied upon the Company Projections for purposes of its analyses and opinion. Macquarie Capital expressed no view or opinion as to the Company Projections or the assumptions upon which they are based. Further, Macquarie Capital relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Macquarie Capital that would be material to its analyses or opinion, and that there was no information or any facts that would make any of the information reviewed by Macquarie Capital incomplete or misleading. In connection with its opinion, Macquarie Capital did not make, nor assumed any responsibility for making, any physical inspection or independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company, nor had Macquarie Capital been furnished with any such evaluations or appraisals.
Macquarie Capital relied upon and assumed that the representations and warranties of each party in the Merger Agreement are true and correct, that each party would fully and timely perform all of the covenants and agreements required to be performed by it under the Merger Agreement, that all of the conditions to the consummation of the Merger will be satisfied in accordance with the Merger Agreement, and that the Merger would be consummated in a timely manner in accordance with the terms set forth in the Merger Agreement without waiver, modification or amendment of any terms or provisions thereof. Macquarie Capital further assumed, with the consent of Parent, that the Merger would be effected in a manner that complies in all respects with all applicable federal, state and other statutes, rules and regulations and that all governmental, regulatory, third-party and other consents, approvals or releases necessary for the effectiveness of the Merger would be obtained without any delay, limitation, restriction or condition (including the disposition of businesses or assets) that would have an adverse effect on the Company, Parent or the contemplated benefits of the proposed Merger. In addition, Macquarie Capital assumed that the final form of the Merger Agreement, when executed, would not differ from the draft of the Merger Agreement reviewed by Macquarie Capital in any respect material to its analyses or opinion.
For purposes of its analyses and opinion, Macquarie Capital had been advised and Macquarie Capital assumed, at Parent’s direction, that Parent, directly or indirectly, owned all of the issued and outstanding shares of Class B Common Stock and all of the issued and outstanding Common Units not held by the Company. Parent also advised Macquarie Capital and, for purposes of its analyses and opinion, Macquarie Capital assumed, that there was, and as of the closing of the Merger there would be, an outstanding share of Class B Common Stock associated with each outstanding Common Unit not held by the Company, that each holder of outstanding shares of Class B Common Stock held, and as of the closing of the Merger would hold, an equivalent number of Common Units and that, pursuant to the SciPlay Parent LLC Agreement, holders of Common Units other than the Company had the right to require SciPlay Parent LLC to redeem its Common Units together with the associated shares of Class B Common Stock for, at the Company’s election, an equal number of shares of Class A Common Stock or cash based on the fair market value of Class A Common Stock as determined in accordance with the SciPlay Parent LLC Agreement, and, consequently, for purposes of its analyses and opinion, Macquarie Capital, at the direction of the Parent Board, treated one share of Class B Common Stock and the associated Common Unit as a single integrated security equivalent in value and identical in all other respects to a share of Class A Common Stock. With the approval of Parent, Macquarie Capital did not take into account, and its opinion did not address any implication arising from, differential voting rights between the Class A Common Stock and the Class B Common Stock.
Macquarie Capital’s opinion did not address the underlying business decision of the Parent Board or Parent to effect the Merger or the relative merits of the Merger as compared to any alternative business strategies or transactions available to Parent or the Company. Macquarie Capital’s opinion was necessarily based on information made available to Macquarie Capital as of the date of its opinion and financial, economic, market and other conditions as they existed and could be evaluated on the date thereof. Macquarie Capital does not have any obligation to update, revise, reaffirm or withdraw its opinion or to otherwise comment on or consider events occurring or coming to its attention after the date thereof.
Macquarie Capital’s opinion only addresses the fairness, from a financial point of view, to Parent of the Merger Consideration to be paid by Parent in the Merger pursuant to the Merger Agreement and does not address any other aspect or implication of the Merger or any consent, agreement, arrangement or understanding provided or entered into in connection therewith or otherwise including, without limitation, any tax implications arising from the Merger or the fairness of the amount or nature of, or any other aspect relating to, any compensation or Merger Consideration to be paid or payable to any officers, directors or employees of any parties to the Merger, or any class of such persons, relative to the Merger Consideration or otherwise. Macquarie Capital did not provide any advice or opinion as to matters that require legal, regulatory, accounting, insurance, executive compensation, tax or other similar professional advice. Macquarie Capital assumed that Parent had obtained or will obtain such advice or opinions from appropriate professional sources. Furthermore, Macquarie Capital relied upon the accuracy and completeness of the assessments by Parent and its advisors with respect to all legal, regulatory, accounting, insurance, executive compensation and tax matters. Macquarie Capital did not express any opinion as to whether or not Parent or any other party was receiving or paying reasonably equivalent value in the Merger or as to the solvency, creditworthiness or fair value of Parent, the Company or any other party, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters.

It is understood that Macquarie Capital’s opinion is for the information and use of the Parent Board (in its capacity as such) in connection with its consideration of the Merger and does not constitute a recommendation to the Parent Board, Parent, any securityholder of Parent or the Company, or any other person, as to how to act or vote with respect to any matter relating to the Merger. The issuance of Macquarie Capital’s opinion was approved by an internal committee of Macquarie Capital authorized to review opinions of its nature.
In preparing its opinion to the Parent Board, Macquarie Capital performed a variety of analyses, including those described below. The summary of Macquarie Capital’s financial analyses is not a complete description of the analyses underlying Macquarie Capital’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytic methods employed and the adaptation and application of those methods to the unique facts and circumstances presented. As a consequence, neither Macquarie Capital’s opinion nor the analyses underlying its opinion are readily susceptible to partial analysis or summary description. Macquarie Capital arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, analytic method or factor. Accordingly, Macquarie Capital believes that its analyses must be considered as a whole and that selecting portions of its analyses, analytic methods and factors, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.
No company, business or transaction used in Macquarie Capital’s analyses for comparative purposes is identical to the Company or the proposed Merger. While the results of each analysis were taken into account in reaching its overall conclusion with respect to fairness, from a financial point of view, to Parent of the Merger Consideration to be paid by Parent in the Merger pursuant to the Merger Agreement, Macquarie Capital did not make separate or quantifiable judgments regarding individual analyses. The reference ranges indicated by Macquarie Capital’s financial analyses are illustrative and not necessarily indicative of actual or relative values nor predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond control of Parent, the Company or Macquarie Capital. Much of the information used in, and accordingly the results of, Macquarie Capital’s analyses are inherently subject to substantial uncertainty.
Macquarie Capital’s opinion and analyses were provided to the Parent Board (in its capacity as such) in connection with its consideration of the proposed Merger and were among many factors considered by the Parent Board in evaluating the proposed Merger. Neither Macquarie Capital’s opinion nor its analyses were determinative of the Merger Consideration or of the views of the Parent Board with respect to the proposed Merger. Under the terms of its engagement by Parent, neither Macquarie Capital’s opinion nor any other advice or services rendered by it in connection with the proposed Merger or otherwise, should be construed as creating, and Macquarie Capital should not be deemed to have, any fiduciary duty to the Parent Board, Parent, any securityholder or creditor of Parent, or any other person.
Financial Analyses
The following is a summary of certain financial analyses reviewed by Macquarie Capital in connection with the rendering of its opinion to the Parent Board on August 7, 2023. The summary does not contain all of the financial data securityholders of Parent or the Company may want or need for purposes of making an independent determination of fair value. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations in connection with each analysis, could create a misleading or incomplete view of Macquarie Capital’s analyses.
For purposes of its analyses, Macquarie Capital reviewed a number of financial metrics including:
•
Enterprise Value — generally calculated as the equity value as of a specified date of the relevant company (taking into account all share classes, options, restricted stock units and other outstanding convertible securities) plus the value as of such date of its net debt (the value of its outstanding indebtedness and capital lease obligations less the amount of cash on its balance sheet), preferred stock and non-controlling interest.
•
AEBITDA — generally the amount of the relevant company’s earnings before interest, taxes, depreciation and amortization for a specified time period, as adjusted for certain non-recurring and other non-cash items.

Discounted Cash Flow Analysis
Macquarie Capital performed a discounted cash flow analysis with respect to the Company by calculating the estimated net present value of (a) the projected after-tax, unlevered, free cash flows of the Company for the third and fourth quarter of fiscal year 2023 and for the fiscal years 2024 through 2026 based on the Company Projections and (b) an estimated terminal value for the Company (which was derived as indicated below), in each case without taking into account any potential synergies that could result from the Merger. For the purposes of this analysis, stock-based compensation was treated as a cash expense. Macquarie Capital used two approaches to derive estimates of terminal value for the Company. Under one approach, Macquarie Capital applied perpetuity growth rates of 1.5% to 2.5% (selected based on its professional judgment and experience) to the projected after-tax, unlevered, free cash flow of the Company for 2026 based on the Company Projections to derive estimates of terminal value for the Company and, under the other approach, Macquarie Capital applied a multiple range of 8.0x to 9.0x (selected based on its professional judgment and experience) to the projected AEBITDA for the Company for 2027 based on the Company Projections. Macquarie Capital then applied discount rates ranging from 8.8% to 10.8% (based on its professional judgment and experience and taking into account the capital asset pricing model) to the projected unlevered free cash flows and calculated terminal values (under each approach). Macquarie Capital then added to the resulting enterprise value range the net cash of the Company (as of June 30, 2023 and as provided by Parent management) to derive a range of equity value for the Company. The resulting equity value range was then divided by the Company’s fully diluted shares outstanding, inclusive of the shares of Class A Common Stock, the shares of Class B Common Stock and the unvested stock units outstanding (as provided by Parent management) to derive an implied reference range per share of Class A Common Stock (based on the average of the two approaches) of $20.75 to $26.02, as compared to the Merger Consideration in the Merger of $22.95.
Selected Transactions Analysis
Macquarie Capital also considered the financial terms of certain business combinations and other transactions that Macquarie Capital deemed relevant. The selected transactions were selected because the target companies or assets were deemed by Macquarie Capital to be similar to the Company in one or more respects.
The selected transactions were:
Date Announced	Acquiror	Target	EV / LTM AEBITDA
09/2021	Scopely	GSN Games	12.5x
08/2021	Netmarble Corp.	Bole Games (SpinX Games)	19.9x
11/2017	Aristocrat Leisure Limited	Big Fish Games, Inc.	11.9x
04/2017	DoubleU Games	DoubleDown Interactive Co., Ltd.	10.5x
07/2016	Consortium (including Giant Investment (HK) Limited)	Playtika	13.0x
11/2014	Churchill Downs Inc.	Big Fish Games, Inc.	8.5x
For each of the selected transactions listed above, Macquarie Capital reviewed the target’s enterprise value implied by the transaction, excluding the effect or potential value of any earn-out, as a multiple of its estimated AEBITDA for the latest twelve months preceding the announcement of the applicable transaction, also listed above. Macquarie Capital observed that the mean and median multiples for the selected transactions were approximately 12.7x and 12.2x, respectively.

Taking into account the results of the selected transactions analysis, Macquarie Capital applied a multiple range of 11.2x to 13.2x (selected based on its professional judgment and experience) to the Company’s AEBITDA for the latest twelve months, as of June 30, 2023, based on financial data provided by the Company (and approved for use by Macquarie Capital). The selected transactions analysis indicated an implied reference range per share of Class A Common Stock of $21.95 to $25.31, as compared to the Merger Consideration in the Merger of $22.95.
Certain Additional Information
Macquarie Capital also observed certain additional information that was not considered part of its financial analyses with respect to its opinion but was noted for informational purposes, including the following:
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A review of the Company’s enterprise value to the next twelve months’ AEBITDA trading multiples, based on equity research analyst estimates, since the Company’s initial public offering to May 17, 2023, the last trading day before Parent’s announcement regarding its proposal to acquire the Class A Common Stock; and

•
A review of premiums paid in all-cash acquisitions of US listed companies with transaction values between $1.0 billion and $4.0 billion in the five years preceding delivery of Macquarie Capital’s opinion.

Other Matters
Parent retained Macquarie Capital as its financial advisor in connection with the Merger based on Macquarie Capital’s qualifications, experience and reputation as an internationally recognized investment banking and financial advisory firm. Pursuant to the engagement letter between Parent and Macquarie Capital, Parent agreed to pay Macquarie Capital a fee for its services of approximately $5,750,000, of which $1,250,000 became payable to Macquarie Capital upon the rendering of its opinion to the Parent Board and the remainder of which is contingent upon the consummation of the Merger. In addition, Parent has agreed to reimburse certain of Macquarie Capital’s expenses and to indemnify Macquarie Capital and certain related parties for certain liabilities and other items arising out of or related to its engagement.
In the ordinary course of business, Macquarie Capital and its affiliates may acquire, hold, sell or trade debt, equity and other securities and financial instruments (including derivatives, loans and other obligations) of Parent, the Company or any other company that may be involved in the Merger, and their respective affiliates, for its and their own accounts and for the accounts of its and their customers and, accordingly, may at any time hold a long or short position in such securities or financial instruments. Macquarie Capital and its affiliates provide a wide range of investment banking advice and services, including financial advisory services, securities underwritings and placements, securities sales and trading, brokerage advice and services, and loans. Macquarie Capital and its affiliates have in the past provided and currently are providing investment banking advice and services to Parent and its affiliates for which Macquarie Capital or its affiliates have received compensation, including, without limitation, during the last two years, acting as an underwriter, initial purchaser, bookrunner or other financing source for Light and Wonder International, Inc. (formerly known as Scientific Games International, Inc.) in April 2022, acting as financial advisor to Parent in connection with the sale of its lottery business that closed in April 2022 and acting as financial advisor to Parent in connection with the sale of OpenBet that closed in September 2022. In the two years prior to the date of its opinion, Macquarie Capital received fees from Parent and its affiliates in connection with investment banking advice and services of approximately $36 million. Macquarie Capital or one or more of its affiliates are also lenders or participants in one or more credit facilities of Parent and the Company and their respective affiliates. Macquarie Capital and its affiliates may in the future provide investment banking advice and services to, and may otherwise seek to expand our business and commercial relationships with, Parent, the Company and their respective affiliates for which Macquarie Capital would expect to receive compensation.
Other Presentations by Macquarie Capital
In addition to the presentation delivered to the Parent Board on August 7, 2023 (the date on which Macquarie Capital rendered its opinion), which has been filed with the SEC as an exhibit to the

Schedule 13E-3 of which this Information Statement forms a part and as described above, copies of preliminary illustrative presentations presented or delivered by Macquarie Capital to the Parent Board on May 17, 2023 and August 3, 2023 containing preliminary illustrative financial analyses are also attached as exhibits to the Schedule 13E-3. None of these preliminary illustrative presentations by Macquarie Capital, alone or together, constitute, or form the basis of, an opinion of Macquarie Capital with respect to the Merger Consideration, and the preliminary illustrative financial analyses therein were based on economic, monetary, market and other conditions as in effect on, and the information made available to Macquarie Capital as of, the dates of the respective presentations.
The May 17, 2023 presentation contained similar information as the information included in the August 7, 2023 presentation and additionally contained (i) an overview of trading in the Class A Common Stock since July 2021, (ii) a summary of premiums and multiples implied by various share prices of Class A Common Stock and (iii) a summary of perspectives of selected equity research analysts regarding the Class A Common Stock.
The August 3, 2023 presentation contained substantially similar information as the information included in the August 7, 2023 presentation.
Financing
The parties estimate that the total amount of funds necessary to pay the aggregate cash consideration to the public Stockholders in the Merger is up to approximately $488 million. Parent intends to fund the amounts necessary to complete the Transactions with cash on hand. The Merger is not subject to a financing condition, and Parent does not expect any difficulties in obtaining the cash required to fund the Transactions.
Position of the Company on the Fairness of the Merger
On August 8, 2023, the Board, acting, at least in part, based upon the unanimous recommendation of the Special Committee, (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Stockholders (other than Parent and its subsidiaries), (ii) adopted and approved, pursuant to NRS 92A.120, and declared advisable the Merger Agreement, the Merger and the other Transactions, (iii) directed the submission of the Merger Agreement to the Stockholders for approval, and (iv) recommended that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions. In making the determination described above, the Board has expressly adopted the analysis of the Special Committee, which adopted as its own the opinion and financial analyses of Lazard, among other factors considered in the course of making its recommendation that the Board approve, adopt and declare advisable the Merger Agreement, the Merger and the other Transactions.
Position of the LNW Entities in Connection with the Merger
Under the SEC rules governing “going-private” transactions, each of Parent, Merger Sub, LNW Social Holding Company I, LLC, LNW Social Holding Company II, LLC and Light and Wonder International, Inc. (collectively, the “LNW Entities”) may be deemed to be an affiliate of the Company and engaged in the going-private transaction and, therefore, be required to express its beliefs as to the fairness of the Merger and the other Transactions to the Stockholders that are unaffiliated with the LNW Entities (the “Unaffiliated Stockholders”). The LNW Entities are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The LNW Entities have interests in the Merger that are different from, and in addition to, the Unaffiliated Stockholders.
The LNW Entities believe that the Merger (which is the Rule 13e-3 transaction for which the Schedule 13E-3 will be filed with the SEC) is fair to the Unaffiliated Stockholders, on the basis of the factors and findings described in the sections titled “— Recommendation of the Special Committee; Reasons for the Merger; Recommendation of the Board” and “— Position of the Company on the Fairness of the Merger” beginning on pages 30 and 50, respectively (which factors and findings the LNW Entities agree with and adopt), the factors described in the section titled “— Purposes and Reasons of the LNW Entities in Connection with the Merger” beginning on page 54 and the additional factors described below with respect to the LNW Entities.
The LNW Entities also believe that the interests of the Unaffiliated Stockholders were properly represented by the Special Committee, which negotiated the terms and conditions of the Merger Agreement on behalf of the Unaffiliated Stockholders with the assistance of its independent legal and financial advisors. The LNW Entities neither participated in the deliberations of the Special Committee regarding, nor received advice from the Special Committee’s independent legal or financial advisors as to the substantive or procedural fairness of the Merger. The LNW Entities have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purpose of assessing the fairness of the Merger to the Unaffiliated Stockholders. Parent engaged Macquarie Capital to act as its financial advisor in connection with the Merger, but Macquarie Capital was asked only to pass upon and express an opinion on the fairness to Parent of the Merger Consideration to be paid by Parent pursuant to the Merger Agreement. Macquarie Capital did not express any view on the fairness of the proposed Merger to, or any consideration (including the Merger Consideration) received in connection therewith by, the Unaffiliated Holders.
Based on the factors considered by, and findings of, the Board and the Special Committee described in the sections titled “— Recommendation of the Special Committee; Reasons for the Merger; Recommendation of the Board” and “— Position of the Company on the Fairness of the Merger” beginning on pages 30 and 50, respectively (which factors and findings the LNW Entities agree with and adopt), the LNW Entities believe that the Merger is substantively and procedurally fair to the Unaffiliated Stockholders. The LNW Entities believe the factors considered by, and findings of, the Board and the Special Committee provide a reasonable basis upon which to form their belief that the Merger is fair to the Unaffiliated Stockholders.
Based on the LNW Entities’ knowledge and analysis of available information regarding the Company, as well as discussions with members of the Company’s senior management regarding the Company and its business and the factors considered by, and findings of, the Board and the Special Committee described in the sections titled “— Recommendation of the Special Committee; Reasons for the Merger; Recommendation of the Board” and “— Position of the Company on the Fairness of the Merger” beginning on pages 30 and 50, respectively (which findings the LNW Entities agree with and adopt), the LNW Entities believe that the Merger is substantively and procedurally fair to the Unaffiliated Stockholders. In particular, the LNW Entities considered the following substantive factors:
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the current and historical market for shares of Class A Common Stock;

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the Merger Consideration, which is all cash, (i) provides the Unaffiliated Stockholders with certainty of value and liquidity for their shares of Class A Common Stock, (ii) eliminates (x) any uncertainty in valuing the consideration to be received by such Stockholders and (y) the delays that would otherwise be necessary in order to liquidate the positions of larger holders and without incurring brokerage and other costs typically associated with market sales and (iii) allows the Unaffiliated Stockholders to avoid exposure to the risks and uncertainties relating to the prospects of the Company;

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the likelihood that the Merger would be completed, based on, among other things, the limited number and nature of the conditions to the completion of the Merger, including the fact that there is no financing condition;

•
the fact that if the Company terminated the Merger Agreement due to a breach thereof by Parent or its subsidiaries (other than the Company and any of the Company’s subsidiaries) as set forth in the Merger Agreement, Parent will bear all fees and expenses incurred by the Company (including fees and expenses incurred by or on behalf of the Special Committee) in connection with the Merger Agreement, the Merger and the other Transactions; and

•
the potential risks to the Company of continuing to have publicly traded common stock, including the risks of market volatility and global economic uncertainty.

The LNW Entities also considered a variety of procedural factors related to the fairness of the Merger, including the following:
•
the Merger Consideration resulted from active, extensive, arm’s length negotiations between the Special Committee and the LNW Entities, which resulted in the Special Committee negotiating to increase the LNW Entities’ initial bid of $20.00 per share of Class A Common Stock to $22.95 per share of Class A Common Stock;
•
the Merger Agreement and the Transactions were negotiated at arm’s length and unanimously approved by the Special Committee composed of four directors, who are not representatives of the LNW Entities and are not officers or employees of the Company or any of its subsidiaries, that could objectively and independently assess the potential transaction, and that the Special Committee retained its own nationally recognized independent legal and financial advisors and which was fully informed about the extent to which the interests of the LNW Entities in the Merger differed from those of the Unaffiliated Stockholders;

•
the fact that the Special Committee had no obligation to recommend any transaction, including a transaction with the LNW Entities, and that the Special Committee had the authority to reject any proposals made by the LNW Entities;

•
the fact that the Special Committee received analyses from and presentations by Lazard, including the oral opinion of Lazard, subsequently confirmed by delivery of a written opinion, dated August 8, 2023 to the Special Committee, to the effect that, as of such date and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in Lazard’s written opinion, the Merger Consideration to be paid to holders of Class A Common Stock (other than holders of shares of Class A Common Stock that are Excluded Shares) in the Merger was fair, from a financial point of view, to such holders of Class A Common Stock (other than holders of shares of Class A Common Stock that are Excluded Shares), as more fully described in the section titled “— Opinion and Materials of Lazard” beginning on page 36;

•
the Special Committee, acting with the advice and assistance of its own independent legal and financial advisors, considered and evaluated the Merger Agreement, the Merger and the other Transactions and unanimously determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Stockholders (other than Parent and its subsidiaries), and declared advisable the Merger Agreement, the Merger and the other Transactions. The Special Committee also unanimously recommended to the Board that the Board (i) approve, adopt and declare advisable the Merger Agreement, the Merger and the other Transactions, (ii) direct the submission of the Merger Agreement to the Stockholders for approval and (iii) recommend that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions; and

•
the Board (acting, at least in part, based upon the receipt of the recommendation of the Special Committee) (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Stockholders (other than Parent and its subsidiaries), (ii) adopted and approved, pursuant to NRS 92A.120, and declared advisable the Merger Agreement, the Merger and the other Transactions, (iii) directed the submission of the Merger Agreement to the Stockholders for approval and (iv) recommended that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions, and the fact that Ms. Antonia Korsanos, who serves as Chair of the Board and who also serves as Executive Vice Chair of the Parent Board, and Ms. Constance P. James, who at the time served as a member of the Board and who was also the Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of Parent, recused themselves from the deliberations and vote of the Board regarding the Merger Agreement, the Merger and the other Transactions.

The LNW Entities also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed Merger, including:
•
the Unaffiliated Stockholders will not participate in any future earning, appreciation in value or growth of the Company’s business and will not benefit from any potential sale of the Company or its assets to a third party in the future;

•
the risk that the Merger might not be completed in a timely manner or at all;

•
the restrictions on the conduct of the Company’s business prior to the completion of the Merger set forth in the Merger Agreement, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the Merger;
•
the negative effect that the pendency of the Merger, or a failure to complete the Merger, could potentially have on the Company’s business and relationships with its employees, vendors and customers; and

•
the fact that an all-cash transaction would be taxable to the Stockholders that are United States Holders for U.S. federal income tax purposes.

The LNW Entities did not find it practicable to assign, nor did they assign, specific relative weights to the individual factors that they considered in reaching their conclusion as to fairness. The LNW Entities believe these factors provide a reasonable basis upon which to form their belief that the Merger is fair to the Unaffiliated Stockholders.
The LNW Entities did not consider liquidation value or net book value as a factor because they consider the Company to be a viable going concern business and the trading history of the shares of Class A Common Stock to generally be an indication of its value as such and they have no present intention to liquidate the Company.
Purposes and Reasons of the Company in Connection with the Merger
On June 4, 2023, the Board established the Special Committee, comprised of Mr. Cohen, Ms. Henry, Mr. Marchetti and Mr. Thompson, to, among other things, review and evaluate the terms and conditions of, and determine the advisability of, the proposed transaction with Parent, pursuant to which Parent would acquire the approximately 17% economic equity interest in the Company that it did not then own and any available alternatives thereto that the Special Committee deemed appropriate. The Board also resolved that it would not recommend the proposed transaction with Parent or alternative thereto for approval by the holders of Class A Common Stock or otherwise approve the proposed transaction with Parent or any alternative thereto without the prior favorable recommendation of the proposed transaction with Parent by the Special Committee.
On August 8, 2023, the Special Committee, acting with the advice and assistance of its own independent legal and financial advisors, considered and evaluated the Merger Agreement, the Merger and the other Transactions and unanimously (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Stockholders (other than Parent and its subsidiaries) and (ii) declared advisable the Merger Agreement, the Merger and the other Transactions, and also unanimously recommended to the Board that the Board (a) approve, adopt and declare advisable the Merger Agreement, the Merger and the other Transactions, (b) direct the submission of the Merger Agreement to the Stockholders for approval, and (c) recommend that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions.
Also on August 8, 2023, the Board held a meeting (from which Ms. Korsanos and Ms. James recused themselves due to their positions as a director and an executive officer, respectively, of Parent), at which the Board, acting, at least in part, based upon the unanimous recommendation of the Special Committee, (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Stockholders (other than Parent and its subsidiaries), (ii) adopted and approved, pursuant to NRS 92A.120, and declared advisable the Merger Agreement, the Merger and the other Transactions, (iii) directed the submission of the Merger Agreement to the Stockholders for approval, and (iv) recommended that the Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions.
The Special Committee and the Board determined to undertake the Merger at this time in response to the May 18 Offer and the price indicated by the August 2 Offer that resulted from negotiations with Parent, among other factors set forth in the section of this Information Statement titled “— Recommendation of the Special Committee; Reasons for the Merger; Recommendation of the Board” beginning on page 30.
For more information, see the section of this Information Statement titled “— Recommendation of the Special Committee; Reasons for the Merger; Recommendation of the Board” beginning on page 30.

Purposes and Reasons of the LNW Entities in Connection with the Merger
Under the SEC rules governing “going-private” transactions, the LNW Entities may be deemed to be affiliates of the Company and, therefore, required to express their reasons for the Merger to the Company’s Unaffiliated Stockholders as defined in Rule 13e-3 of the Exchange Act. The LNW Entities are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The LNW Entities believe that structuring the Transactions as a merger is preferable to other transaction structures because it (1) will enable Parent to acquire all of the shares of Common Stock that it does not already own at the same time, (2) will allow the Company to cease to be a publicly registered and reporting company, and (3) represents an opportunity for the Unaffiliated Stockholders to receive the Merger Consideration in cash, without interest and less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement.
For the LNW Entities, the primary purpose of the Merger is to allow Parent to own all of the equity interests in the Company and to bear the rewards and risks of such ownership after the Merger is completed and the shares of Class A Common Stock cease to be publicly traded. The LNW Entities have undertaken to pursue the Merger at this time because the challenges with operating the Company as a separate public company, including with respect to strategic alignment, speed of decision-making and coordination with the overall business and strategy of Parent, have become more acute over time, and also because the LNW Entities believe that pursuing this Merger is an advisable way to use the proceeds Parent received from the divestiture of its sports betting business, OpenBet, in the second half of 2022. The LNW Entities believe that, as a private company, the Company will be able to improve its ability to execute initiatives that over time, will create additional enterprise value for the Company. The LNW Entities believe that this, along with the Company’s existing business and potential future opportunities, will allow the LNW Entities’ investment in the Company to achieve returns consistent with its investment objectives, which are in some cases more difficult for a business to achieve as a public company due to the reporting and associated costs and burdens placed on public companies. The LNW Entities also believe that the management and employees of the Company will be able to execute more effectively on future strategic plans.
Accounting Treatment
The Merger will be accounted for in accordance with Financial Accounting Standards Board Accounting Standards Codification 810, Consolidation-Overall-Changes in a Parent’s Ownership Interest in a Subsidiary. As Parent controls the Company and will continue to control the Company after the Merger, the change in Parent’s ownership interest in the Company will be accounted for as an equity transaction, and no gain or loss will be recognized in Parent’s consolidated statement of operations resulting from the Merger.
Interests of Our Directors and Executive Officers in the Merger
You should be aware that the Company’s executive officers and directors have interests in the Merger that are different from, or in addition to, the interests of the Stockholders generally. The Board and the Special Committee were aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below.
The Company’s executive officers as of the date hereof are Joshua J. Wilson (Chief Executive Officer) and Daniel O’Quinn (Interim Chief Financial Officer).
In addition to the individuals identified above, Barry L. Cottle (former Executive Chairman) and James Bombassei (former Chief Financial Officer) served as executive officers of the Company during the fiscal year ended December 31, 2022, and Constance P. James served as a member of the Board until her resignation on August 25, 2023. None of these individuals are expected to receive any enhanced benefits in connection with the Merger and as such have been omitted from the discussion and tables below.
Treatment of Company Equity Awards
For information regarding beneficial ownership of shares of Class A Common Stock generally by each of the Company’s directors and named executive officers and all directors and executive officers as a group, please see the section titled “Security Ownership” beginning on page 90 of this Information Statement. Each of the Company’s directors and executive officers will be entitled to receive, for each share of Class A Common Stock, the Merger Consideration in the same manner as other Company stockholders.
At the Effective Time, each outstanding Director RSU will be canceled, with the holder being entitled to receive, in respect of such cancellation, without interest, an amount in cash equal to (i) the number of shares of Class A Common Stock subject to such Director RSU immediately prior to the Effective Time multiplied by (ii) the Merger Consideration.
At the Effective Time, each outstanding Company RSU will be converted into a restricted stock unit award with respect to a number of shares of Parent Common Stock equal to (i) the number of shares of Class A Common Stock subject to such Company RSU immediately prior to the Effective Time multiplied by (ii) the Equity Award Exchange Ratio (as defined below), and rounding the resulting number up to the nearest whole number of shares, and otherwise on the same terms and conditions as applied to such Company RSU as of immediately prior to the Effective Time (including with respect to vesting and timing of payment). “Equity Award Exchange Ratio” means a fraction, the numerator of which is the Merger Consideration and the denominator of which is the average of the volume weighted averages of trading prices of Parent Common Stock on NASDAQ on each of the 10 consecutive trading days ending on (and including) the trading day that is two trading days prior to the date of the Merger Agreement.
At the Effective Time, each outstanding Company PSU will be converted into a performance restricted stock unit award with respect to a target number of shares of Parent Common Stock equal to (i) the target number of shares of Class A Common Stock subject to such Company PSU immediately prior to the Effective Time multiplied by (ii) the Equity Award Exchange Ratio, and rounding the resulting number up to the nearest whole number of shares, and otherwise generally on the same terms and conditions as applied to such Company PSU as of immediately prior to the Effective Time (including with respect to vesting and timing of payment, including performance-based vesting conditions).
The following table sets forth, for each director and each executive officer, (a) the number of shares of Class A Common Stock subject to Director RSUs, Company RSUs or Company PSUs as of October 31, 2023 (the assumed closing date of the Merger solely for purposes of the disclosure contained herein) and (b) the estimated value of such Director RSUs, Company RSUs or Company PSUs in connection with the Merger. The values in the table below have been determined based on (i) the Merger Consideration of $22.95 per share of Class A Common Stock and (ii) Director RSUs, Company RSUs or Company PSUs outstanding as of October 2, 2023 and assuming that the individuals identified below do not receive any additional grants of Director RSUs, Company RSUs or Company PSUs or forfeit any Director RSUs, Company RSUs or Company PSUs between such date and October 31, 2023.
Non-Employee Director	Number of Director RSUs	Estimated Value of Director RSUs
Antonia Korsanos	—	$—
Gerald D. Cohen	7,494	$171,988
Nicholas Earl	7,494	$171,988
April Henry	7,494	$171,988
Michael Marchetti	7,494	$171,988
Charles J. Prober	7,494	$171,988
William C. Thompson, Jr.	7,494	$171,988
Executive Officer	Number of Company RSUs	Estimated Value of Company RSUs(1)	Number of Company PSUs	Estimated Value of Company PSUs(2)
Joshua Wilson	88,974	$3,249,032	288,374	$6,618,184
Daniel O’Quinn	27,251	$625,411	—	—

(1)
Value based on value of the Merger Consideration. Since the Company RSUs will convert into equivalent awards with respect to Parent Common Stock, the actual value realized by the executive, if any, upon vesting and settlement will depend on the value if and when such converted Company RSUs vest.

(2)
Value based on value of the Merger Consideration and assumes satisfaction of performance conditions in full. Since the Company PSUs will convert into equivalent awards with respect to Parent Common Stock, the actual value realized by Mr. Wilson, if any, upon vesting and settlement will depend on the value if and when such converted Company PSUs vest.

Severance Entitlements
Mr. Wilson is a party to an employment agreement with the Company, which provides for the following severance benefits upon a termination of his employment by the Company without “cause” or upon the expiration of the term or by Mr. Wilson for “good reason” (each, as defined in his employment agreement), subject to his execution of a general release of claims:
•
a prorated annual performance bonus;

•
an amount, payable over 24 months in installments, equal to the sum of (a) two times his base salary and (b) the highest annual cash performance bonus paid to him in respect of the two most recent fiscal years (but not more than his then-current annual base salary);

•
prorated payments under the Company’s Senior Executive Incentive Plan and the Company’s annual bonus plan; and

•
payment of COBRA premiums for up to 24 months.

Assuming that the Effective Time occurred on October 31, 2023 and Mr. Wilson’s employment was terminated without cause as of the Effective Time, and assuming any performance-based compensation was payable at the “target level” of achievement, the value of Mr. Wilson’s severance benefits would be $3,247,538 (excluding the value of incentive awards he holds for which the service-based vesting requirements may be waived or which may be subject to accelerated vesting, if any, as discussed and quantified below in the sections titled “— Other Arrangements” and “— Other Interests,” respectively).
Mr. O’Quinn is not eligible for severance payments or benefits upon termination of his employment (excluding the value of incentive awards he holds for which the service-based vesting requirements may be waived as discussed and quantified below in the section titled “— Other Arrangements”).
Other Arrangements
Prior to the Effective Time, Parent may, in its discretion, initiate negotiations of agreements, arrangements and understandings with any of the individuals described herein regarding their employment or other future service or compensation or benefits and may enter into definitive agreements with such individuals regarding the foregoing. Except as disclosed below in the section titled “— Other Interests”, as of the date of this Information Statement, Parent has not initiated any such negotiations or entered into any such new agreements, arrangements or understandings. Current agreements, arrangements and understandings between Parent and any of the Company’s directors and executive officers are described below in the section titled “— Other Interests.” Following the Effective Time, Parent intends to evaluate the composition of the Board and management of the Company consistent with the ongoing needs and strategic objectives of the business.
Parent has agreed to implement a retention program for the benefit of employees of the Company and its subsidiaries consisting of equity awards with respect to Parent Common Stock to be granted following the Effective Time to recipients determined by Parent, subject to reasonable consultation with members of Company management. Such awards will (i) have an aggregate grant date value of no less than $5 million, (ii) vest in three equal annual installments and (iii) be subject to the other terms and conditions of the standard equity awards of the Company.
Parent has also agreed that any Company employee, including any of the executive officers, who experiences a “qualifying termination” during the period beginning on the Effective Time and ending on March 31, 2024, will have all service-based vesting requirements waived with respect to any incentive compensation held by such employee that would have vested on or prior to March 31, 2024, contingent on such employee’s execution and non-revocation of a customary general release and waiver of claims. For purposes of the foregoing, a “qualifying termination” is a termination without “cause” (as defined in Parent’s Change in Control Protection Plan) or a resignation for “good reason,” which is generally defined as a decrease in base salary or target annual cash bonus opportunity or a relocation of the employee’s principal work location by more than 50 miles. Assuming that the Effective Time occurred on October 31, 2023 and Messrs. Wilson’s and O’Quinn’s respective employment were terminated without cause as of the Effective Time, and assuming any performance-based compensation was payable at the “target level” of achievement, the value of such incentive compensation held by the respective executive, based on the Merger Consideration where applicable, would be $100,000 and $586,285, respectively (excluding, in the case of Mr. Wilson, any amounts included above in the section entitled “— Severance Entitlements”).
Special Committee Compensation
In consideration of the expected time and effort that would be required of the members of the Special Committee in evaluating the Merger, including negotiating the terms and conditions of the Merger Agreement, the Board determined that members of the Special Committee would receive as compensation a one-time cash retainer of $50,000 (in the case of each of the Chair and Co-Chair of the Special Committee) and $40,000 (in the case of the other members of the Special Committee), and a monthly retainer of $15,000 (in the case of each of the Chair and Co-Chair) and $10,000 (in the case of the other members of the Special Committee) for such services. The compensation was approved by the Board and is not contingent upon the completion of the Merger or any other transaction. No other meeting fees or other compensation (other than reimbursement for reasonable out-of-pocket expenses incurred in connection with their service on the Special Committee) will be paid to the members of the Special Committee in connection with their service on the Special Committee.
Directors’ and Officers’ Indemnification and Insurance
Pursuant to the terms of the Merger Agreement, the Company’s current and former directors and executive officers will be entitled to certain ongoing indemnification, expense advancement and insurance arrangements. See the section titled “The Merger Agreement — Directors’ and Officers’ Indemnification and Insurance” beginning on page 73 for a description of such ongoing arrangements.
Other Interests
The following Company directors and executive officers have, or have previously had, employment relationships or other compensation arrangements with Parent:
•
Ms. Korsanos serves as Executive Vice Chair of the Parent Board and receives an annual consulting fee of $600,000 from, and pursuant to a consulting agreement entered into with, Parent, in respect of services provided to Parent.

•
On October 19, 2022, Parent granted Mr. Wilson 19,845 restricted stock units with respect to shares of Parent Common Stock, one third of which is scheduled to vest on October 19, 2023 and the remainder of which are scheduled to vest in two annual installments beginning on October 19, 2024. The Parent restricted stock units granted to Mr. Wilson were approved by the Board, which considered them to form an attractive retention incentive that was still tied to the success of the Company. Under the terms of Parent’s standard equity award agreement of key employees, which apply to Mr. Wilson, Mr. Wilson is entitled to pro-rated vesting of Parent restricted stock units granted to him, upon the termination of his employment without “cause” or by the employee for “good reason.” Assuming that the Effective Time occurred on October 31, 2023 and Mr. Wilson’s employment was terminated without cause as of the Effective Time, the value of Mr. Wilson’s Parent restricted stock units, assuming a price of $71.33 per share of Parent Common Stock (which represents the closing price per share of Parent Common Stock on September 29, 2023, the latest practicable trading day prior to the date of this Information Statement), would be $324,611.

Delisting and Deregistration of Class A Common Stock
If the Merger is completed, the Class A Common Stock will be delisted from NASDAQ and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of the Class A Common Stock.

Upon completion of the Merger, Merger Sub will merge with and into the Company, with the Company surviving the Merger as the Surviving Corporation. The Class A Common Stock is currently listed on NASDAQ and registered under the Exchange Act. Following completion of the Merger, there will be no further market for the Class A Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Class A Common Stock will be delisted from NASDAQ and deregistered under the Exchange Act.
LNW Entities’ Net Book Value and Net Earnings
The table below sets out the LNW Entities’ interest in the Company’s net book value and net earnings prior to and immediately after the Merger, based on the historical net book value as of June 30, 2023 and the net earnings of the Company for the three months ended June 30, 2023.
	Ownership Prior to the Merger(1)				Ownership After the Merger
	Net Book Value		Earnings		Net Book Value		Earnings
	($ in millions)%		($ in millions)%		($ in millions)%		($ in millions)%
LNW Entities(2)	563.2	82.4	34.1	82.4	683.5	100.0	41.4	100.0

(1)
Ownership percentages prior to the Merger as of August 8, 2023.

(2)
Interest comprised of the 103,547,021 shares of Class B Common Stock and an equal number of Common Units owned by LNW Social Holding Company I, LLC.

Plans for the Company After the Merger
The Company and Parent each anticipate that the Company’s operations will, after the Effective Time, be conducted substantially as they are currently being conducted, except that the Class A Common Stock will cease to be publicly traded.
After the Effective Time, the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation, and the officers of the Company as of immediately prior to the Effective Time will be the officers of the Surviving Corporation, in each case until their respective successors have been duly elected or appointed and qualified, or until their earlier death, incapacitation, retirement, resignation or removal in accordance with applicable law and the articles of incorporation and bylaws of the Surviving Corporation.
Except as described above or elsewhere in this Information Statement, neither the Company nor Parent has any present plans, proposals or negotiations that relate to or that would result in (a) any extraordinary transaction involving the Company or any of its subsidiaries (such as a merger, reorganization or liquidation), (b) any purchase, sale or transfer of a material amount of assets of the Company or any of its subsidiaries, (c) any material change in the Company’s capitalization or dividend rate or policy or indebtedness, (d) any change in the present board of directors or management of the Company, (e) any other material change in the Company’s corporate structure or business, (f) any class of equity securities of the Company being delisted from a national securities exchange or ceasing to be authorized to be quoted in an automated quotation system operated by a national securities association, (g) any class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g) of the Exchange Act, (h) the suspension of the Company’s obligation to file reports under Section 15(d) of the Exchange Act, (i) the acquisition by any person of additional securities of the Company, or the disposition of securities of the Company, or (j) any changes in the Company’s charter, bylaws or other governing instruments or other actions that could impede the acquisition of control of the Company.
Transaction Litigation
As of the filing of this Information Statement, the Company is not aware of any complaints filed or litigation pending related to the Merger.

Fees and Expenses
The estimated maximum amount of fees and expenses incurred or expected to be incurred by the Company in connection with the Merger are as follows:
Description	Amount
Financial advisory fees and expenses	$4,001,375.18
Legal, accounting and other professional fees and expenses	$1,767,000
SEC filing fees	$53,905.95
Printing and mailing costs	$15,927.77
Miscellaneous	$88,110
Total	$5,926,318.90
It is also expected that Merger Sub and/or Parent will incur approximately $9,045,000 of financial, legal and other advisory fees in connection with the Merger.
The estimate for legal fees set forth in this Information Statement does not include any amounts attributable to any existing or future litigation challenging the Merger. All costs and expenses incurred in connection with the preparation, negotiation, execution and performance of the Merger Agreement and the Transactions, including the Merger, will be paid by the party incurring such expense, except that (i) if the Merger Agreement is terminated in accordance with its terms as a result of a breach by Parent or its subsidiaries (other than the Company and any of the Company’s subsidiaries) as more fully described in the section titled “The Merger Agreement — Termination Fees and Expenses” beginning on page 80, Parent will bear all fees and expenses incurred by the Company (including fees and expenses incurred by or on behalf of the Special Committee) in connection with the Merger Agreement, the Merger and the other Transactions and (ii) in any action at law or suit in equity to enforce the Merger Agreement or the rights of any of the parties thereto thereunder, the prevailing party in such action or suit will be entitled to receive reimbursement for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred in such action or suit.
Material United States Federal Income Tax Consequences of the Merger
The following is a summary of the material United States federal income tax consequences of the Merger generally applicable to holders of shares of Class A Common Stock who exchange their shares of Class A Common Stock for cash pursuant to the Merger. The summary is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable United States Treasury Regulations issued thereunder, judicial authority and administrative rulings and pronouncements, all of which are subject to change, possibly with retroactive effect. The discussion applies only to holders whose shares of Class A Common Stock are held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment), and does not address the tax consequences that may be relevant to holders of shares of Class A Common Stock that are subject to special tax rules, such as insurance companies, United States expatriates, controlled foreign corporations, passive foreign investment companies, tax-exempt organizations, broker-dealers, financial institutions, cooperatives, traders in securities that elect to mark to market, United States Holders (as defined below) whose functional currency is not the United States dollar, holders who hold shares of Class A Common Stock through pass-through entities for United States federal income tax purposes or as part of a straddle or conversion transaction, holders deemed to sell shares of Class A Common Stock under the constructive sale provisions of the Code or holders who acquired shares of Class A Common Stock pursuant to the exercise of employee stock options or otherwise as compensation. This summary does not address any Medicare tax or alternative minimum tax considerations or any aspect of state, local or non-United States taxation, and does not address any United States federal taxation other than income taxation.
For purposes of this Information Statement, a “United States Holder” means a beneficial owner of shares of Class A Common Stock that is:
•
a citizen or individual resident of the United States,

•
a corporation (or any entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia,

•
an estate, the income of which is subject to United States federal income tax regardless of its source, or

•
a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a United States person.

The term “Non-United States Holder” refers to any beneficial owner of shares of Class A Common Stock, other than a partnership or other entity or arrangement treated as a partnership for United States federal income tax purposes, that is not a United States Holder.
If a partnership or any other entity or arrangement treated as a partnership for United States federal income tax purposes is a holder of shares of Class A Common Stock, the United States federal income tax treatment of a partner in that partnership will generally depend upon the status of the partner and the activities of the partnership. Partnerships owning shares of Class A Common Stock and partners in such partnerships should consult their own tax advisors as to the particular United States federal income tax consequences of the Merger to them.
The United States federal income tax consequences set forth below are included for general informational purposes only and are based upon current law as of the date hereof. Because individual circumstances may differ, each holder of shares of Class A Common Stock should consult such holder’s own tax advisor to determine the applicability of the rules discussed below to such holder and the particular tax effects of the Merger, including the application and effect of U.S. federal, state, local and non-U.S. tax laws.
United States Holders.   The receipt of the Merger Consideration by a United States Holder in exchange for shares of Class A Common Stock pursuant to the Merger will be a taxable transaction for United States federal income tax purposes. In general, for United States federal income tax purposes, a United States Holder who receives the Merger Consideration will recognize gain or loss in an amount equal to the difference between (x) the amount of cash the United States Holder receives (determined before deduction of any applicable withholding taxes) and (y) the adjusted tax basis of the surrendered shares of Class A Common Stock. A United States Holder’s adjusted tax basis generally will equal the price the United States Holder paid for such shares. Gain or loss will be calculated separately for each block of shares of Class A Common Stock exchanged in the Merger (generally shares acquired at the same cost in a single transaction). Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the shares of Class A Common Stock have been held for more than one year as of the Effective Time. Long-term capital gains of non-corporate United States Holders may be eligible for reduced rates of taxation. The deductibility of a capital loss recognized in connection with the Merger is subject to limitations under the Code.
Non-United States Holders.   Subject to the discussion below regarding backup withholding, a Non-United States Holder that receives cash for shares of Class A Common Stock pursuant to the Merger generally will not be subject to United States federal income tax on any gain realized on the disposition, unless (i) such holder is an individual who is present in the United States for 183 or more days during the taxable year of the Merger and certain other conditions are met, (ii) the gain is effectively connected with the conduct of a trade or business in the United States by the Non-United States Holder (and, in the case of certain income tax treaties, is attributable to a permanent establishment or fixed base within the United States) or (iii) such holder owned, directly or under certain constructive ownership rules of the Code, more than 5% of the shares of Class A Common Stock at any time during the shorter of the five-year period preceding the Merger or the period that the Non-United States Holder held shares of Class A Common Stock, and the Company is or has been a “United States real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period preceding the Merger or the period that the Non-United States Holder held shares of Class A Common Stock. The Company believes it has not been a “United States real property holding corporation” for United States federal income tax purposes at any time since its incorporation in November 2018.
If you are a Non-United States Holder who is an individual and has been present in the United States for 183 or more days during the taxable year of the Merger and certain other conditions are satisfied, you will be subject to tax at a rate of 30% (or such lower rate as may be specified in an applicable income tax treaty) on any gain realized, which generally may be offset by certain United States source capital losses.
If you are a Non-United States Holder and your gain is effectively connected with a United States trade or business (and, in the case of certain income tax treaties, is attributable to a permanent establishment or fixed base within the United States), you will be subject to United States federal income tax on any gain realized on a net basis in the same manner as United States Holders. Non-United States Holders that are corporations may also be subject to branch profits tax on their effectively connected income at a rate of 30% (or such lower rate as may be specified in an applicable income tax treaty), subject to adjustments.
Information Reporting and Backup Withholding.   Cash consideration received by a United States Holder or a Non-United States Holder in the Merger may be subject to information reporting and backup withholding. To avoid backup withholding, a United States Holder that does not otherwise establish an exemption should complete and return to the applicable paying agent an Internal Revenue Service (“IRS”) Form W-9, certifying that such United States Holder is a United States person, that the taxpayer identification number provided is correct and that such United States Holder is not subject to backup withholding. A Non-United States Holder generally may establish an exemption from backup withholding by certifying its status as a non-United States person under penalties of perjury on an IRS Form W-8BEN or IRS Form W-8BEN-E or other applicable IRS Form W-8. Backup withholding is not an additional tax. Amounts so withheld can be credited against such holder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.
Holders should consult their tax advisors regarding the application of United States federal income tax laws and non-United States tax laws, including information reporting and backup withholding, to their particular situations.
Regulatory Approvals
Under the Merger Agreement and upon the terms and subject to the conditions thereof, each of the parties to the Merger Agreement has agreed to (and to cause each of their applicable affiliates and subsidiaries to) use its reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for in the Merger Agreement) to take, or cause to be taken, all actions, and use its reasonable best efforts to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner reasonably practicable, the Merger and the other Transactions, including using its reasonable best efforts to (i) cause the conditions precedent to the consummation of the Merger to be satisfied as promptly as reasonably practicable and (ii) obtain all consents from any governmental authority or any third party necessary, proper or advisable in connection with the consummation of the Transactions, and make all necessary registrations, declarations and filings with, and notices to, any governmental authorities and take all reasonable steps as may be necessary to obtain a consent from, or to avoid a suit, action, proceeding or investigation by, any governmental authority or other persons necessary in connection with the consummation of the Merger and the other Transactions.
Parent has also agreed to take or cause to be taken and do or cause to be done all things necessary, proper or advisable under any applicable laws to consummate and make effective the Merger and the other Transactions with respect to obtaining from any applicable governmental authority applicable clearances, consents, authorizations, approvals or waivers with respect to the Merger and the other Transactions in each case that are required solely as a result of the identity of Parent or its subsidiaries (other than the Company and any of the Company’s subsidiaries) or the businesses they are engaged in, and preventing the entry of any law or order related thereto and to appeal any judgments entered in connection therewith that are caused solely by the identity of Parent or its subsidiaries (other than the Company and any of the Company’s subsidiaries) or the businesses they are engaged in, as promptly as practicable and in any event by the Termination Date.
None of the Company and the LNW Entities are aware of any federal or state regulatory approval required in connection with the Transactions, other than compliance with applicable federal securities laws, the rules and regulations of NASDAQ and applicable Nevada law.

Alternatives to the Merger
In response to the proposed offer from Parent, the Special Committee considered, with the assistance of Lazard, whether the Special Committee should initiate a process to solicit alternative change of control proposals from third parties. In this regard, the Special Committee took into account the fact that such alternative proposals would likely not be viable given Parent’s voting control of the Company and that Parent stated in its May 18, 2023 offer letter that Parent would not expect, in its capacity as a Stockholder, to vote in favor of any alternative sale, merger or other corporate transaction involving the Company nor would Parent divest or sell any portion of its ownership interest.
For more information on the alternatives to the Merger, see the sections of this Information Statement titled “— Background of the Merger” beginning on page 24, “— Recommendation of the Special Committee; Reasons for the Merger; Recommendation of the Board” beginning on page 30 and “— Position of the Company on the Fairness of the Merger” beginning on page 50.

THE MERGER AGREEMENT
This section describes the material terms and conditions of the Merger Agreement. The description in this section and elsewhere in this Information Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A and is incorporated by reference into this Information Statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with factual information about the Company. Such information can be found elsewhere in this Information Statement and in the public filings the Company makes with the SEC, which may be obtained by following the instructions set forth in the section titled “Where You Can Find More Information” beginning on page 96.
Explanatory Note Regarding the Merger Agreement
The Merger Agreement and the description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party for the purposes of allocating contractual risk between the parties. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is contained in, or incorporated by reference into, this Information Statement, the Schedule 13E-3, the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and other documents that will be filed with the SEC in connection with the Merger Agreement and Transactions. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Parent or any of their respective subsidiaries, affiliates or businesses. The description of the Merger Agreement and the Transactions does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Annex A and incorporated herein by reference.
Form of Merger
Upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the NRS, at the Effective Time, Merger Sub will be merged with and into the Company, whereupon the separate corporate existence of Merger Sub will cease, and the Company will continue its corporate existence as the Surviving Corporation and will continue to be governed by the laws of the State of Nevada.
Consummation and Effectiveness of the Merger
The Merger will become effective at the Effective Time, which will be when the articles of merger have been duly filed with and accepted by the Nevada Secretary of State, or to the extent permitted by the NRS, at such later date and time as is agreed to by Parent and the Company and specified in the articles of merger. The closing of the Merger will take place at 9:00 a.m., Las Vegas time, on the second business day following the satisfaction or (to the extent permitted by law) waiver of the conditions to the consummation of the Merger set forth in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or (to the extent permitted by law) waiver of those conditions) unless another date or time is agreed to in writing by Parent and the Company.
Consideration to be Received in the Merger
At the Effective Time, by virtue of the occurrence of the Merger, the following will occur:

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(i) each share of Class A Common Stock and each share of Class B Common Stock held by the Company as treasury stock immediately prior to the Effective Time will automatically be cancelled and retired and will cease to exist, and no consideration or payment will be delivered in exchange therefor or in respect thereof, (ii) each share of Class B Common Stock issued and outstanding immediately prior to the Effective Time will remain in existence following the Effective Time as a share of Class B common stock, par value $0.001 per share, of the Surviving Corporation, but no holder thereof will be entitled to receive any Merger Consideration therefor, and no other consideration or payment will be delivered in exchange therefor or in respect thereof in connection with the Merger and (iii) each share of Class A Common Stock held by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent as of immediately prior to the Effective Time not held on behalf of third parties will automatically be cancelled and will cease to exist, no holder thereof will be entitled to receive any Merger Consideration therefor, and no other consideration or payment will be delivered in exchange therefor or in respect thereof (clauses (i), (ii) and (iii) collectively, the “Excluded Shares”);

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each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares):

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will be converted automatically into the right to receive the Merger Consideration of $22.95 in cash, without interest;

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will no longer be outstanding and will be automatically cancelled and will cease to exist; and

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the holders of Certificates or Book-Entry Shares, which immediately prior to the Effective Time represented such shares of Class A Common Stock will cease to have any rights with respect to such shares of Class A Common Stock other than the right to receive the Merger Consideration, without interest thereon, in accordance with the procedures set forth in the Merger Agreement; and

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each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and become one validly issued, fully paid and nonassessable share of Class A common stock, par value $0.001 per share, of the Surviving Corporation.

At the Effective Time, each outstanding Director RSU will be canceled, with the holder being entitled to receive, in respect of such cancelation, without interest, an amount in cash equal to (i) the number of shares of Class A Common Stock subject to such Director RSU immediately prior to the Effective Time multiplied by (ii) the Merger Consideration, less applicable taxes required to be withheld with respect to such payment.
At the Effective Time, each outstanding Company RSU will be converted into a restricted stock unit award with respect to a number of shares of Parent Common Stock equal to (i) the number of shares of Class A Common Stock subject to such Company RSU immediately prior to the Effective Time multiplied by (ii) the Equity Award Exchange Ratio, and rounding the resulting number up to the nearest whole number of shares, and otherwise on the same terms and conditions as applied to such Company RSU as of immediately prior to the Effective Time (including with respect to vesting and timing of payment).
At the Effective Time, each outstanding Company PSU will be converted into a performance restricted stock unit award with respect to a target number of shares of Parent Common Stock equal to (i) the target number of shares of Class A Common Stock subject to such Company PSU immediately prior to the Effective Time multiplied by (ii) the Equity Award Exchange Ratio, and rounding the resulting number up to the nearest whole number of shares, and otherwise generally on the same terms and conditions as applied to such Company PSU as of immediately prior to the Effective Time (including with respect to vesting and timing of payment, including performance-based vesting conditions).
In connection with the execution of the Merger Agreement, the Compensation Committee of the Board took all necessary actions to provide that: (i) the then-current offering period under the Company ESPP ends no later than the tenth day preceding the Effective Time and the purchase price in respect of such offering period will not be lowered, (ii) no new purchase or offering period will commence under the

Company ESPP, (iii) no participant can increase the percentage amount of his or her payroll deduction election in effect and no new participants can participate in the Company ESPP and (iv) as of the Effective Time, the Company ESPP will terminate.
In accordance with Section (F) of Article VI of the Company Charter and Section 11.01 of the SciPlay Parent LLC Agreement, each holder of a Common Unit that is issued and outstanding immediately prior to the Effective Time will be entitled, upon the election of such holder exercisable no later than 10 business days after the Effective Time, to exchange each such Common Unit for the Merger Consideration that is payable with respect to one share of Class A Common Stock under the Merger Agreement. As part of the Written Consent executed and delivered by the Principal Stockholder on August 8, 2023, the Principal Stockholder, which on such date beneficially owned all of the issued and outstanding Common Units not owned by the Company, waived any entitlement it has as a holder of Common Units to receive the Merger Consideration that is payable under the Merger Agreement with respect to each Common Unit that it holds immediately prior to the Effective Time. Pursuant to the Merger Agreement, the Company also waived any entitlement it has as a holder of Common Units to receive the Merger Consideration that is payable under the Merger Agreement with respect to each Common Unit that it holds immediately prior to the Effective Time.
Procedures for Receiving Merger Consideration
Prior to the Effective Time, Parent will designate a bank or trust company, the identity and the terms of appointment of which will be reasonably acceptable to the Company, to act as the paying agent for the payment and delivery of the aggregate Merger Consideration in accordance with the Merger Agreement, and Parent will enter into an agreement with the paying agent prior to the Effective Time in a form reasonably acceptable to the Company. At or prior to the Effective Time, Parent will deposit or cause to be deposited with the paying agent, for the benefit of the holders of shares of Class A Common Stock outstanding immediately prior to the Effective Time (other than holders of the Excluded Shares), cash constituting an amount sufficient to pay the aggregate Merger Consideration payable under the Merger Agreement (the “Exchange Fund”).
As promptly as practicable following the Effective Time and in any event not later than the second business day thereafter, Parent will cause the paying agent to mail (and to make available for collection by hand) to each holder of record of a Certificate (other than Certificates representing Excluded Shares) that immediately prior to the Effective Time represented outstanding shares of Class A Common Stock that were converted pursuant to the Merger Agreement (i) a letter of transmittal, which will specify that delivery will be effected, and risk of loss and title to the Certificates, as applicable, will pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) to the paying agent and which will be in the form and have such other provisions as Parent and the Company may reasonably specify and (ii) instructions for use in effecting the surrender of the Certificates (or affidavit of loss in lieu thereof) in exchange for the Merger Consideration, the form and substance of which letter of transmittal and instruction will be as reasonably agreed by the Company and Parent and prepared prior to the Closing Date.
Following the Effective Time, upon surrender of a Certificate (or affidavit of loss in lieu thereof) for cancellation to the paying agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required pursuant to such instructions, the holder of such Certificate will be entitled to receive in exchange therefor and Parent will cause the paying agent to pay in exchange therefor, as promptly as practicable, the Merger Consideration that such holder is entitled to receive pursuant to the Merger Agreement, and the Certificates surrendered will forthwith be cancelled. In the event of a transfer of ownership of Class A Common Stock that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration may be made to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate is properly endorsed or otherwise is in proper form for transfer and presented to the paying agent (and accompanied by all documents reasonably required by the paying agent) and the person requesting such payment will pay, or cause to be paid, any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of paying agent that such tax has been paid or is not applicable. Until surrendered as contemplated by the Merger Agreement, each Certificate will be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration, as provided by the Merger Agreement, theretofore represented by such Certificate.
With respect to Book-Entry Shares not held through DTC, as promptly as reasonably practicable after the Effective Time, and in any event not later than the second business day thereafter, Parent will cause the paying agent to mail to the holder of record of such Book-Entry Shares (x) a notice advising such holders of the effectiveness of the Merger and (y) a check in the amount (after giving effect to any required withholdings under applicable tax law as provided in the Merger Agreement) of the sum of the Merger Consideration that such holder is entitled to receive pursuant to the Merger Agreement and any unpaid dividends or other distributions that such holder has the right to receive pursuant to the Merger Agreement.
With respect to Book-Entry Shares held through DTC, Parent and the Company will cooperate to establish procedures with the paying agent and DTC to ensure that the paying agent will transmit to DTC or its nominees, as soon as reasonably practicable after the Effective Time, upon surrender of Book-Entry Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures, the Merger Consideration to be paid pursuant to the Merger Agreement.
No interest will be paid or will accrue on any amount payable for shares of Class A Common Stock pursuant to the Merger Agreement.
If any Certificate has been lost, stolen or destroyed, then upon the making of an affidavit in form and substance reasonably acceptable to the paying agent of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Parent or the Surviving Corporation, the posting by such person of a bond, in such customary and reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the paying agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration in respect thereof.
Any portion of the Exchange Fund which remains unclaimed by the applicable holders of Class A Common Stock one year after the Effective Time will be delivered to Parent, upon demand, and any such holders prior to the Merger who have not theretofore complied with the procedures for receiving the Merger Consideration will thereafter look only to Parent for payment of their claims for the Merger Consideration. None of Parent, Merger Sub, the Company, the Surviving Corporation or the paying agent will be liable to any person in respect of any portion of the Exchange Fund properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any amounts remain unclaimed by the applicable holders of Class A Common Stock at such time at which such amounts would otherwise escheat to or become the property of any governmental authority, such amounts will become, to the extent permitted by applicable law, the property of Parent or its designee, free and clear of all claims or interest of any person previously entitled thereto.
The Merger Consideration paid upon the surrender of and in exchange for shares of Class A Common Stock (other than the Excluded Shares) in accordance with the terms of the Merger Agreement will be deemed to have been issued in full satisfaction of all ownership rights pertaining to such Class A Common Stock, and at the Effective Time, the stock transfer books of the Company will be closed, and there will be no registration of transfers on the stock transfer books of the Surviving Corporation of the equity interests of the Company that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of shares of Class A Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such shares except as otherwise provided for in the Merger Agreement or by applicable law. Subject to the termination of the Exchange Fund, if Certificates are presented to the Surviving Corporation or Parent for purported transfer following the Effective Time, they will be cancelled against delivery of the Merger Consideration for each share of Common Stock formerly represented by such Certificates.
Tax Withholding
Each of Parent, the Surviving Corporation and the paying agent will be entitled to deduct and withhold from any amounts otherwise payable pursuant to the Merger Agreement such amounts as Parent, the Surviving Corporation or the paying agent is required to deduct and withhold with respect to the making of such payment under the Code or any provision of applicable law, but Parent will provide timely notice to the affected persons of its intention to withhold, setting forth in such notice sufficient detail the legal grounds therefor and will reasonably cooperate with the applicable persons to reduce such withholding. To the extent that amounts are so withheld, such withheld amounts will be (i) timely remitted by Parent, Merger Sub, the Surviving Corporation or the paying agent, as applicable, to the applicable governmental authority and (ii) treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction and withholding was made by Parent, the Surviving Corporation or the paying agent.
Charter; Bylaws
At the Effective Time, (i) the articles of incorporation of the Surviving Corporation will be amended and restated in their entirety to be in the form attached as Exhibit A to the Merger Agreement attached to this Information Statement, and (ii) the bylaws of the Surviving Corporation will be amended and restated in their entirety to be in the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time (except that references therein to the name of Merger Sub will be replaced by references to the name of the Surviving Corporation), in each case, until thereafter amended in accordance with applicable law and the articles of incorporation and bylaws of the Surviving Corporation.
Representations and Warranties
The Merger Agreement contains representations and warranties of Parent, Merger Sub and the Company, including representations and warranties relating to, among other things:
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organization, good standing, qualification and similar matters;

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corporate power and authority and approval and fairness;

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due authorization, execution, delivery and enforceability of the Merger Agreement;

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governmental and regulatory authority filings;

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absence of conflicts with the parties’ governing documents and applicable laws; and

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litigation.

In addition, the Merger Agreement contains the following representations and warranties of the Company relating to, among other things:
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capital structure;

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the conduct by the Company and each of its subsidiaries of its business in the ordinary course of business consistent with past practice since March 31, 2023 and to the date of the Merger Agreement, and the absence of any change, effect, development or circumstance that has or would constitute a Company Material Adverse Effect (as defined below) since March 31, 2023;

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the receipt of a fairness opinion from Lazard;

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absence of brokers’, finders’ and investment bankers’ fees or commissions; and

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no rights of dissent or appraisal in respect of the Merger to any holder of Class A Common Stock.

The Merger Agreement also contains the following representations and warranties of Parent and Merger Sub relating to, among other things:
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ownership of the Principal Stockholder and the Principal Stockholder’s ownership of Class B Common Stock and Common Units;

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no ownership of Class A Common Stock;

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capitalization and operation of Merger Sub;

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financial ability to consummate the Transactions;

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lack of financing condition; and

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solvency.

Certain of the representations and warranties in the Merger Agreement are qualified as to “materiality,” “Company Material Adverse Effect” or “Parent Material Adverse Effect.” The Merger Agreement provides that a “Parent Material Adverse Effect” means any change, effect, development or circumstance that, individually or in the aggregate, prevents or materially impairs or delays, or would reasonably be expected to prevent or materially impair or delay, the ability of Parent or Merger Sub to consummate the Merger and the other Transactions. The Merger Agreement provides that a “Company Material Adverse Effect” means any change, effect, development or circumstance which, individually or in the aggregate, has resulted in or would reasonably be expected to result in a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, excluding any changes, effects, developments or circumstances to the extent resulting from, directly or indirectly:
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any change, effect, development or circumstance in any of the industries or markets in which the Company or its subsidiaries operate;

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any change in any law or the United States generally accepted accounting principles, consistently applied (“GAAP”) (or changes in interpretations or enforcement of any law or GAAP) applicable to the Company or any of its subsidiaries or any of their respective properties or assets;

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changes in general economic, regulatory or political conditions or the financial, credit or securities markets in general (including changes in interest or exchange rates, stock, bond and/or debt prices);

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any acts of God, natural disasters, earthquakes, hurricanes, terrorism, armed hostilities, war or any escalation or worsening thereof;

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any epidemic, pandemic or disease outbreak (including COVID-19), or any COVID-19 measures or any change in such COVID-19 measures or interpretations thereof following the date of the Merger Agreement;

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the negotiation, execution, announcement or consummation of the Merger Agreement or the Transactions (including the impact of any of the foregoing on relationships with customers, suppliers, licensors, employees (including employee attrition) or regulators (including any gaming authority)), and any proceeding arising therefrom or in connection therewith (provided that this exception will not apply to the Company’s representations and warranties relating to absence of conflicts with the parties’ governing documents and applicable laws and governmental and regulatory authority filings);

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any action taken as expressly permitted or required by the Merger Agreement, any action taken at the written direction of Parent or Merger Sub or any action taken as a result of Parent’s exercise of effective control over the Company (whether pursuant to the Company’s organizational documents, the intercompany services agreement between Parent and the Company or otherwise); or

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any changes in the market price or trading volume of the Common Stock, any changes in credit ratings or any failure (in and of itself) by the Company or its subsidiaries to meet internal, analysts’ or other earnings estimates, budgets, plans, forecasts or financial projections of its revenues, earnings or other financial performance or results of operations (but not excluding any change, effect, development or circumstance giving rise to any such change or failure to the extent such change, effect, development or circumstance is not otherwise excluded pursuant to this definition);

but only to the extent that, in the case of the first five bullets above, such change, effect, development or circumstance does not disproportionately impact the Company and its subsidiaries, taken as a whole, relative to other companies in the industries in which the Company or its subsidiaries operate.
Conduct of Business by the Company Prior to Consummation of the Merger
Between the date of the Merger Agreement and the earliest to occur of the Effective Time and the date, if any, on which the Merger Agreement is terminated pursuant to the Merger Agreement, except (i) as may be required by applicable law, judgment or a governmental authority (including in response to COVID-19 or any applicable COVID-19 measures), (ii) as may be agreed in writing by Parent (which consent will not be unreasonably withheld, delayed or conditioned), (iii) as required or expressly permitted or contemplated by the Merger Agreement or (iv) as set forth in the confidential Company disclosure letter, the Company will, and will cause each of its subsidiaries to, use commercially reasonable efforts to carry on its business in all material respects in the ordinary course of business and to preserve substantially intact its current business organizations.
In addition, without limiting the generality of the foregoing, except as required by applicable law, judgment or a governmental authority (including in response to COVID-19 or any applicable COVID-19 measures), as required or expressly permitted by the Merger Agreement or as set forth in the confidential Company disclosure letter, during the period from the date of the Merger Agreement until the Effective Time (or such earlier date on which the Merger Agreement is terminated in accordance with its terms), unless Parent otherwise consents in writing (such consent not to be unreasonably withheld, delayed or conditioned), the Company will not, and will not permit any of its subsidiaries to:
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amend or otherwise change the Company Charter or the Second Amended and Restated Bylaws of the Company (the “Company Bylaws”) (or, in any material respect, such equivalent organizational or governing documents of any of the subsidiaries of the Company);

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except as required by the organizational documents of the Company, issue, sell, pledge, dispose, encumber or grant any shares of capital stock of the Company (including, for the avoidance of doubt, Common Stock) or capital stock or other equity interests of any of its subsidiaries, securities convertible or exchangeable into or exercisable for any such shares of capital stock or other equity interests, or any options, warrants or other rights of any kind to acquire any, or rights settled in cash or other property based in whole or in part on the value of, such shares of capital stock or other equity interests or such convertible or exchangeable securities, other than (A) any such transaction or action by a wholly owned subsidiary of the Company to the Company or another wholly owned subsidiary of the Company, or (B) the issuance of shares of such capital stock, other equity interests or convertible or exchangeable securities in respect of the vesting and settlement of Company RSUs or performance-based Company RSUs outstanding as of the date of the Merger Agreement, in each case, to the extent required under their terms and, as applicable, the employee compensation or benefit plans in effect on the date of the Merger Agreement or (C) the issuance of shares of such capital stock, other equity interests or convertible or exchangeable securities in respect of Company RSUs or performance-based Company RSUs granted after the date of the Merger Agreement not in violation of the Merger Agreement;

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(A) declare, authorize, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property or any combination thereof) in respect of, any of its capital stock, other equity interests or voting securities, other than dividends and distributions by any subsidiary of the Company to its applicable parent, (B) split, combine, subdivide or reclassify any of its capital stock, other equity interests or voting securities, or securities convertible into or exchangeable or exercisable for capital stock or other equity interests or voting securities or issue, propose or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock, other equity interests or voting securities or (C) repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, from any third party, any capital stock or voting securities of, or equity interests in, the Company or any subsidiary of the Company or any securities thereof convertible into or exchangeable or exercisable for capital stock or voting securities of, or equity interests in, the Company or any subsidiary of the Company, or any warrants, calls, options or other rights to acquire any such capital stock, securities or interests, other than (x) the withholding of shares of Common Stock to satisfy tax obligations with respect to performance-based Company RSUs or Company RSUs granted pursuant to the Amended and Restated SciPlay Corporation Long-Term Incentive Plan (the “Company Plan”) or Company Performance Awards (as defined below) and (y) the acquisition by the Company of a performance-based Company RSU or Company RSU granted pursuant to the Company Plan or Company Performance Award in connection with the forfeiture of such performance-based Company RSU, Company RSU or Company Performance Award, as applicable;

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except as required pursuant to the terms of any employee compensation or benefit plan in effect as of the date of the Merger Agreement, (A) accelerate the vesting, funding or payment of compensation or benefits under any employee compensation or benefit plan or otherwise, (B) grant to any executive officer of the Company or any direct report of the Chief Executive Officer of the Company

(collectively, the “Covered Employees”) any increase in compensation, bonus, welfare, fringe or other benefits, except for the payment of annual bonuses or other incentive awards for completed periods based on actual performance in the ordinary course of business consistent with past practice, (C) grant to any person any change in control, retention, equity, incentive or severance or termination compensation (or any increase in the amount of the foregoing), other than grants of, or increases in, cash incentive compensation to persons who are not Covered Employees in the ordinary course of business consistent with past practice, (D) hire any employee who would be a Covered Employee, except to replace a departed employee in the ordinary course of business, (E) enter into any collective bargaining agreement or other agreement with a labor union, works council or similar organization or (F) terminate the employment, other than for cause, of any Covered Employee;
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settle or compromise any litigation (other than with respect to any litigation relating to or involving or otherwise affecting any members of the Board which relates to the Merger Agreement or the Transactions, which is discussed below, or in connection with disputes between the Company, any of its subsidiaries or any of their respective affiliates, on the one hand, and any of Parent, Merger Sub or their respective subsidiaries or affiliates, on the other hand) or other proceedings other than settlements of, or compromises for, any such litigation or other proceedings where the amounts paid or to be paid (A) are funded, subject to payment of a deductible, by insurance coverage maintained by the Company and its subsidiaries without any actual or reasonably expected material increase in the premiums due under such policies and, in each case, such settlement or compromise does not include any material non-monetary remedies, (B) are not in excess of $25 million individually or (C) which would reasonably be expected to involve any criminal liability or result in any non-monetary obligation that is material to the Company and its subsidiaries, taken as a whole;

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adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company; or

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enter into any written agreement to do any of the foregoing.

Conduct of Business by Parent and Merger Sub Prior to Consummation of the Merger
Between the date of the Merger Agreement and the earliest to occur of the Effective Time and the date, if any, on which the Merger Agreement is terminated in accordance with its terms, except (i) as may be required by applicable law, judgment or a governmental authority (including in response to COVID-19 or any applicable COVID-19 measures), (ii) as may be agreed in writing by the Special Committee, (iii) required or expressly permitted by the Merger Agreement or (iv) as set forth in the confidential Parent disclosure letter, Parent and Merger Sub will (and Parent will cause its subsidiaries (other than the Company and any of the Company’s subsidiaries)) not, and Parent will not permit any of its other subsidiaries (other than the Company and any of the Company’s subsidiaries) to:
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cause or permit SciPlay Parent LLC to exercise the Redemption Right (as such term is defined in the SciPlay Parent LLC Agreement), or cause or permit the Company to elect to effect a Direct Exchange (as such term is defined in the SciPlay Parent LLC Agreement) in lieu of any such redemption, in each case, under the terms of the SciPlay Parent LLC Agreement or the Company’s organizational documents;

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seek or propose to change, control, remove or replace the Special Committee;

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enter into any agreement to acquire another business or effect any transaction that is reasonably likely to prevent, materially impair or materially delay the consummation of the Transactions; or

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authorize any of, or commit or agree to take any of, the foregoing actions.

The Merger Agreement also provides that each of the Company and Parent will not, and will not permit any of their respective subsidiaries to, take any action that would, or that would reasonably be expected to, result in any condition to the consummation of the Merger not being satisfied (other than as expressly permitted by the no solicitation provisions or the termination provisions set forth in the Merger Agreement). Without limiting the foregoing, Parent will not, and will cause its representatives not to, directly or indirectly, cause or take any actions that would cause the Company to take any action that would, or that would reasonably be expected to, result in (i) any condition to the consummation of the Merger not being satisfied (other than as expressly permitted by the no solicitation provisions or the termination provisions set forth in the Merger Agreement) or (ii) a breach of the Merger Agreement.
The Merger Agreement also provides that, during the period from the date of the Merger Agreement until the Effective Time (or such earlier date on which the Merger Agreement is terminated in accordance with its terms), at any meeting of the Stockholders, however called, or at any adjournment thereof, or in any other circumstance in which the vote, consent or other approval of the Stockholders is sought, Parent will cause the Principal Stockholder to (i) appear at each such meeting or otherwise cause all of their shares of Class B Common Stock to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted), in person or by proxy, or execute and deliver, as promptly as reasonably practicable, or cause such a written consent to be executed and delivered, covering all of its shares of Class B Common Stock, (A) against any proposal, action or agreement that would (1) materially impede, frustrate, prevent, delay or nullify the consummation of the Transactions or (2) result in a breach in any material respect of any covenant, representation, warranty or other obligation or agreement of the Company under the Merger Agreement, (B) in favor of any “say on pay” vote regarding executive compensation, (C) in favor of each director nominated and recommended by the Board for election and (D) against any stockholder nominations for directors which are not approved and recommended by the Board for election.
In addition, during the period from the date of the Merger Agreement until the Effective Time (or such earlier date on which the Merger Agreement is terminated in accordance with its terms), unless the Special Committee otherwise consents in writing, Parent will not permit, directly or indirectly, the Principal Stockholder to:
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exercise its rights under the Company’s organizational documents to exchange or convert its equity interests in SciPlay Parent LLC into the Merger Consideration;

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(A) sell, distribute, assign, convey, transfer, grant, pledge, hypothecate or otherwise encumber or dispose of any shares of Class B Common Stock, (B) deposit any shares of Class B Common Stock into a voting trust or enter into a voting or support agreement or any other arrangement with respect to any such shares of Class B Common Stock or purport to grant any proxy with respect thereto, (C) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer or other disposition of any shares of Class B Common Stock, or (D) otherwise permit any liens to be created on any shares of Class B Common Stock (other than liens under securities laws and expressly contemplated by the Merger Agreement, and the terms of the organizational documents of the Company), in each case, other than transfers of such shares of Class B Common Stock to an affiliate of such Principal Stockholder;

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take any action that would, or that would reasonably be expected to, result in a change in the total number of directors serving on the Board or the number of directors serving on the Board who qualify as independent under the standards of the NASDAQ rules; or

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(A) seek or propose to change, control, remove or replace the Special Committee; (B) seek or propose to terminate or reduce the fees payable to the Special Committee or its advisors; or (C) cause not to be paid the fees payable to the Special Committee or its advisors.

Parent has also agreed that it will cause the Principal Stockholder to waive, to the fullest extent permitted by law, and that it will not permit, directly or indirectly, the Principal Stockholder to assert, dissenters’ rights or rights of appraisal with respect to its shares of Class B Common Stock pursuant to applicable law (if any), including pursuant to the NRS, at any time in connection with the Merger Agreement and any of the Transactions.
Regulatory Filings; Efforts
On the terms and subject to the conditions of the Merger Agreement, each of the parties thereto will (and will cause each of their applicable affiliates and subsidiaries to) use its reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to take, or cause to be taken, all actions, and use its reasonable best efforts to do, or cause to be done, and to assist and cooperate with the other parties thereto in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner reasonably practicable, the Merger and the other Transactions.

Without limiting the foregoing, each of the parties to the Merger Agreement agrees to use its respective reasonable best efforts to (i) cause the conditions to the consummation of the Merger to be satisfied as promptly as reasonably practicable, (ii) obtain all consents from any governmental authority or any third party necessary, proper or advisable in connection with the consummation of the Transactions, and make all necessary registrations, declarations and filings with, and notices to, any governmental authorities and take all reasonable steps as may be necessary to obtain a consent from, or to avoid a suit, action, proceeding or investigation by, any governmental authority or other persons necessary in connection with the consummation of the Merger and the other Transactions, and (iii) execute and deliver any additional instruments necessary to consummate the Merger and any other Transactions to be performed or consummated by such party in accordance with the terms of the Merger Agreement and to carry out fully the purposes of the Merger Agreement.
The Merger Agreement also provides that, notwithstanding anything therein to the contrary, Parent will take or cause to be taken and do or cause to be done all things necessary, proper or advisable under any applicable laws to consummate and make effective the Merger and the other Transactions with respect to obtaining from any applicable governmental authority applicable clearances, consents, authorizations, approvals or waivers with respect to the Merger and the other Transactions in each case that are required solely as a result of the identity of Parent or its subsidiaries (other than the Company and any of the Company’s subsidiaries) or the businesses they are engaged in, and preventing the entry of any law or order related thereto and to appeal any judgments entered in connection therewith that are caused solely by the identity of Parent or its subsidiaries (other than the Company and any of the Company’s subsidiaries) or the businesses they are engaged in, as promptly as practicable and in any event by the Termination Date.
Under the Merger Agreement, in no event will the Company have any liability for, or be deemed to breach, violate or fail to perform any of the provisions of the Merger Agreement by reason of, any action taken or omitted to be taken by the Company, any of the subsidiaries of the Company or any of its or their respective representatives by or at the express direction of Parent or any of its representatives.
Written Consent; Merger Sub Shareholder Consent
In accordance with the terms of the Merger Agreement, Parent was required to cause the Written Consent to be duly executed and delivered to the Company immediately after the execution of the Merger Agreement. The Written Consent was delivered immediately following the execution of the Merger Agreement.
Immediately following the execution of the Merger Agreement, Parent was required to cause the sole stockholder of Merger Sub to execute and deliver a written consent (i) approving the execution, delivery and performance by Merger Sub of the Merger Agreement and the consummation of the Merger and the other Transactions and (ii) approving the Merger Agreement in accordance with applicable law and the organizational documents of Merger Sub, as applicable (the “Merger Sub Shareholder Consent”). The Merger Sub Shareholder Consent was executed and delivered immediately following the execution of the Merger Agreement.
No Solicitation
The Company has agreed that, from the date of the Merger Agreement until the Effective Time (or, if earlier, the termination of the Merger Agreement in accordance with its terms), it will not, and it will not authorize or permit any of its subsidiaries to, and it will use its reasonable best efforts to cause its and its subsidiaries’ respective representatives not to, directly or indirectly:
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initiate, solicit or knowingly encourage or facilitate (including by way of providing non-public information) the making of any Acquisition Proposal (as defined below) or any inquiry, proposal or request for information that may reasonably be expected to lead to an Acquisition Proposal; and

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other than informing third parties of the existence of the no solicitation provisions contained in the Merger Agreement, engage in negotiations or substantive discussions with, or furnish any nonpublic information to, any third party relating to an Acquisition Proposal or any inquiry, proposal or request for information that may reasonably be expected to lead to an Acquisition Proposal.

The Company has also agreed that it will, and it will cause its affiliates and its and their respective representatives to, immediately cease and cause to be terminated all existing activities, discussions or negotiations with any person (other than Parent and its representatives) conducted prior to the date of the Merger Agreement with respect to any Acquisition Proposal, or any inquiry or proposal that may reasonably be expected to result in or lead to an Acquisition Proposal, immediately request the prompt return or destruction of all confidential information previously furnished to such person or its representatives by or on behalf of the Company or any subsidiary of the Company and immediately terminate all physical and electronic data room access previously granted to any such person or its representatives.
Under the Merger Agreement, the Company is required to promptly (and in any event within 48 hours) advise Parent orally or in writing in the event that the Company receives any Acquisition Proposal and, in connection with such notice, provide to Parent the material terms and conditions (including the identity of the third party making any such Acquisition Proposal) of any such Acquisition Proposal.
The Merger Agreement provides that the Company, the Board and the Special Committee will be permitted to, directly or indirectly through their respective Representatives:
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take and disclose any position or disclose any information reasonably required under applicable law or in compliance with or otherwise contemplated by Rule 14d-9, Rule 14e-2 or (to the extent referred to in the foregoing) Item 1012(a) of Regulation M-A promulgated under the Exchange Act (or any similar communication to the Stockholders);

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make any “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any similar communication to the Stockholders); and

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make any disclosure not of the type provided in the two bullets above to the Stockholders that is reasonably required by applicable law.

The Merger Agreement provides that the term “Acquisition Proposal” means, other than the Transactions, any bona fide proposal or offer (other than a proposal or offer by Parent or any of its subsidiaries) from a third party relating to: (i) a merger, reorganization, sale of assets, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation, joint venture or similar transaction involving the Company or any of its subsidiaries whose revenues, income, EBITDA (as defined above) or assets, individually or in the aggregate, constitute 25% or more of the consolidated revenues, income, EBITDA or assets of the Company and its subsidiaries (in the case of assets, based on fair market value, as determined in good faith by the Special Committee); (ii) the acquisition (whether by merger, consolidation, equity investment, joint venture or otherwise) by any person of 25% or more of the assets of the Company and its subsidiaries, taken as a whole (based on fair market value, as determined in good faith by the Special Committee); (iii) the acquisition in any manner, directly or indirectly, by any person of 25% or more of the issued and outstanding shares of Common Stock; (iv) any purchase, acquisition, tender offer or exchange offer that, if consummated, would result in any person beneficially owning 25% or more of the Common Stock or any class of equity or voting securities of the Company (or any of its subsidiaries whose revenues, income, EBITDA or assets, individually or in the aggregate, constitute 25% or more of the consolidated revenues, income, EBITDA or assets of the Company and its subsidiaries (in the case of assets, based on fair market value)); or (v) any combination of the foregoing.
Directors’ and Officers’ Indemnification and Insurance
Parent and Merger Sub agree that all rights to exculpation and indemnification (and all rights to advancement of expenses relating thereto) for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising in connection with the Merger and the other Transactions), now existing in favor of the Indemnitees (as defined below) as provided in the Company Charter or the Company Bylaws (or such equivalent organizational or governing documents of any of the Company’s subsidiaries as in effect on the date of the Merger Agreement) or in any contract between such Indemnitee and the Company or any of its subsidiaries (in each case as in effect on the date of the Merger Agreement) will survive the Merger and will continue in full force and effect. From and after the Effective Time, Parent and the Surviving Corporation will (and Parent will cause the Surviving Corporation to) indemnify, defend and hold harmless, and advance expenses to the Indemnitees, to the fullest extent the Company would have been permitted to do so under applicable law, the organizational documents of the Company or its subsidiaries as in effect on the date of the Merger Agreement or any agreement in existence as of the date of the Merger Agreement providing for indemnification or advancement of expenses between the Company or any of its subsidiaries and any Indemnitee, with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including advancing fees and expenses of legal counsel) in connection with any proceedings whenever asserted, based on or arising out of, in whole or in part, (A) the fact that an Indemnitee is or was a member, director, manager, officer, employee or agent of the Company or any of its subsidiaries or (B) acts or omissions by an Indemnitee in the Indemnitee’s capacity as a member, director, manager, officer, employee or agent of the Company or any of its subsidiaries or taken at the request of the Company or any of its subsidiaries (including in connection with serving at the request of the Company or any of its subsidiaries as a representative of another person (including any employee benefit plan)), in each case under clause (A) or (B), whether prior to, at or after the Effective Time (including any proceeding relating in whole or in part to the Transactions or relating to the enforcement of this provision or any other indemnification or expense advancement right of any Indemnitee). Without limiting the foregoing, Parent, from and after the Effective Time, will cause the articles of incorporation, bylaws or other organizational documents of the Surviving Corporation and its subsidiaries to contain provisions with respect to indemnification, advancement of expenses and limitation of director, officer and employee liability that are no less favorable to the Indemnitees than those set forth in the Company Charter and the Company Bylaws and the Company’s subsidiaries’ organizational documents as of the date of the Merger Agreement, which provisions thereafter will not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of the Indemnitee. From and after the Effective Time, Parent will assume, be jointly and severally liable for, and honor, guaranty and stand surety for, and will cause the Surviving Corporation and its subsidiaries to honor, in accordance with their respective terms, each of the covenants contained in directors’ and officers’ indemnification and insurance provisions under the Merger Agreement.
Without limiting the foregoing, to the fullest extent the Company would have been permitted to do so under applicable law, Parent will, and will cause the Surviving Corporation to, without requiring any preliminary determination of entitlement to indemnification, pay in advance of the final disposition of any claim, action, suit, proceeding or investigation the expenses (including attorneys’ fees) of any Indemnitee upon receipt of an undertaking by or on behalf of such Indemnitee to repay such amount even if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified. Notwithstanding anything to the contrary contained in the Merger Agreement, neither Parent nor the Surviving Corporation will (and Parent will cause the Surviving Corporation not to) settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, action, suit, proceeding or investigation for which indemnification may be sought under directors’ and officers’ indemnification and insurance provisions in the Merger Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnitees from all liability arising out of such claim, action, suit, proceeding or investigation, and does not include an admission of fault or wrongdoing by any Indemnitee.
Prior to the Effective Time, the Company will or, if the Company is unable to, Parent will cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for a six-year prepaid non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, the “D&O Insurance”), in each case for a claims reporting or discovery period of at least six years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time (the “Tail Policies”) from the Company’s current insurance carrier or an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies as in effect as of the most recent renewal date as maintained by the Company and its subsidiaries with respect to matters existing or occurring prior to the Effective Time, covering, without limitation, the Transactions. The Surviving Corporation will cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Corporation. If the Company or the Surviving Corporation for any reason fails to obtain such Tail Policies as of the Effective Time, (i) the Surviving Corporation will continue to maintain in effect, for a period of at least six years from and after the Effective Time, the D&O Insurance in place as of the date of the Merger Agreement with the Company’s current insurance carrier or with an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies as of the most recent renewal date, or (ii) Parent will provide, or cause the Surviving Corporation to provide, for a period of not less than six years after the Effective Time, the Indemnitees who are insured under the Company’s D&O Insurance with comparable D&O Insurance that provides coverage for events occurring at or prior to the Effective Time from the Company’s current insurance carrier or an insurance carrier with the same or better credit rating as the Company’s current insurance carrier, that is no less favorable than the existing policy of the Company as of the most recent renewal date or, if substantially equivalent insurance coverage is unavailable, the best available coverage.
The Merger Agreement provides that “Indemnitee” means (a) any individual who, on or prior to the Effective Time, was an officer, director, manager, member or employee of the Company or served on behalf of the Company as an officer, director, manager, member or employee of any of the Company’s subsidiaries or affiliates or any of their predecessors in their capacities as such and the heirs, executors, trustees, fiduciaries and administrators of such officer, director, manager, member or employee and (b) each other person who at the Effective Time is, or at any time prior to the Effective Time was, indemnified or entitled to be indemnified by the Company or its subsidiaries pursuant to the organizational documents of the Company and its subsidiaries as in effect on the date of the Merger Agreement or in any agreement in existence as of the date of the Merger Agreement providing for indemnification or advancement of expenses between the Company or any of its subsidiaries and any such person.
Continuing Employee Matters
For a period of one year following the Closing Date, Parent will provide or cause to be provided to each employee of the Company and any of its subsidiaries who continues to be employed after the Effective Time with Parent or any of its subsidiaries (collectively, the “Continuing Employees”) (i) the same base salary or hourly wage rate, as applicable, as provided to each such Continuing Employee immediately prior to the Closing Date, (ii) a target annual cash bonus opportunity that is no less favorable than the target annual cash bonus opportunity provided to such Continuing Employee immediately prior to the Closing Date, (iii) an equity and long-term incentive opportunity no less favorable than the equity and long-term incentive opportunity provided to such Continuing Employee immediately prior to the Closing Date (excluding any one-off or non-recurring equity or long-term incentive program or award), (iv) severance benefits no less favorable than the greater of (x) the severance benefits that would have been provided to such Continuing Employee prior to the Closing Date and (y) the severance benefits maintained for similarly situated employees of Parent at the time of such Continuing Employee’s termination of employment, and (v) employee benefits that are substantially comparable in the aggregate to employee benefits (excluding base salary or wage rates, annual cash bonus opportunities, equity and any one-time or non-recurring payments or benefits, defined benefit plans and retiree medical benefits) provided to such Continuing Employee as of immediately prior to the Closing Date or to a similarly-situated employee of Parent, as determined in Parent’s discretion.
From and after the Closing Date, Parent will, or will cause the Surviving Corporation to, use commercially reasonable efforts to cause the Continuing Employees to be granted credit for any service with the Company or any of its subsidiaries earned prior to the Closing Date for eligibility and vesting purposes and for purposes of vacation accrual and severance benefits under the benefit and compensation plans or arrangements of Parent and its affiliates, as applicable, in which Continuing Employees are eligible to participate pursuant to the terms of such plans or arrangements, except as would result in a duplication of benefits or for purposes of any frozen or discontinued plans (or frozen or discontinued portions of plans) or to the extent that such service credit was not recognized under a similar employee benefit plan of the Company. In addition, under any group health plan maintained by Parent or its affiliates in which Continuing Employees (and their eligible dependents) will be eligible to participate from and after the Closing Date, Parent will use commercially reasonable efforts to (i) cause to be waived all preexisting condition exclusions and actively at work requirements, eligibility waiting periods and evidence of insurability requirements to the extent waived or satisfied by any Continuing Employee (or dependent) as of the Closing Date and (ii) cause any deductible, co-insurance and covered out-of-pocket expenses paid on or before the Closing Date by any Continuing Employee (or covered dependent thereof) in respect of the calendar year in which the

Effective Time occurs to be taken into account for purposes of satisfying the corresponding deductible, coinsurance and maximum out-of-pocket provisions after the Closing Date under any such welfare plan.
With respect to each award, other than a Company PSU, that is denominated in cash and that converts into a Company RSU following the achievement of one or more performance goals (a “Company Performance Award”), that is outstanding immediately prior to the Effective Time, Parent will be permitted, following the closing of the Merger, to convert such award into an award on the same terms and conditions as were applicable to such Company Performance Award immediately prior to the Effective Time (including with respect to vesting, timing and form of payment) and adjust the performance based vesting conditions to the extent necessary to reflect the Transactions, as determined by Parent in its reasonable discretion, and with the same target value, except such award will, to the extent it would have been payable in the form of Company RSUs, be payable in the form of cash or restricted stock units with respect to Parent Common Stock.
Other Covenants and Agreements
The Merger Agreement contains other covenants and agreements, including:
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Access:   Subject to applicable law, during the period from the date of the Merger Agreement until the earlier of the Effective Time or the date, if any, on which the Merger Agreement is terminated in accordance with its terms, (i) upon reasonable advance notice to the Company, the Company will, and will cause its subsidiaries and their respective representatives to, provide to Parent and its authorized representatives (x) such access to their respective personnel, facilities, properties, books, contracts and records as Parent may reasonably request and (y) such financial and operating data of the Company and its subsidiaries and other information with respect to the business, properties and personnel of the Company and its subsidiaries as Parent may reasonably request and (ii) upon reasonable advanced notice to the relevant party, the Company and Parent each will (and will cause its subsidiaries to, and will use its commercially reasonable efforts to cause its and their respective representatives to), upon the reasonable request by the other, furnish to the other, as promptly as reasonably practicable all information concerning itself, its subsidiaries, representatives, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with this Information Statement and the Schedule 13E-3. All requests for information made pursuant to this provision of the Merger Agreement will be directed to an executive officer of the Company or other person designated by the Company. With respect to the information disclosed pursuant to this provision of the Merger Agreement, Parent will comply with, and will instruct its representatives to comply with, all of its confidentiality and non-use obligations under the Confidentiality Agreement. The Company is not be required to provide access to, or cause its subsidiaries to provide access to, or disclose (A) any information or documents which would (in the reasonable judgment of the Company) be reasonably likely to (i) violate any applicable law, (ii) unreasonably disrupt the businesses and operations of the Company or any of its subsidiaries, or (iii) breach any agreement of the Company or any of its subsidiaries with any third party, but each party to the Merger Agreement is required to use its reasonable best efforts to obtain any required consents and take such other reasonable action (such as the entry into a joint defense agreement or other arrangement to avoid loss of attorney client privilege) to permit such access or disclosure; or (B) if the Company or any of its affiliates, on the one hand, and Parent or any of its affiliates, on the other hand, are adverse parties in a litigation, any information that is reasonably pertinent thereto;

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Notification:   Unless prohibited by applicable law, the Company will give prompt notice to Parent, and Parent and Merger Sub will give prompt notice to the Company, upon receiving knowledge of (a) any notice, complaint, investigation, hearing (or communications indicating that the same may be contemplated) or other communication received by such party or its subsidiaries from any governmental authority in connection with the Merger Agreement, the Merger or the other Transactions, (b) any written notice of or communication from any person (other than a governmental authority) alleging that the consent of such person is or may be required in connection with the Merger or the other Transactions, (c) any proceedings commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting any members of such party’s board of directors which relates to the Merger Agreement or the Transactions (such proceedings,

“Transaction Litigation”), or (d) any material change, effect, development or circumstance that would reasonably be expected to give rise to a failure of a condition precedent to the consummation of the Merger;
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Publicity:   Except as may be required by applicable law, judgment, court process or the rules and regulations of any national securities exchange or national securities quotation system, Parent and the Company (and in the case of the Company, including the Special Committee) will consult with each other before issuing, and, to the extent practicable, give each other a reasonable opportunity to review and comment on, any press release or other public statements with respect to the Transactions (including any communications by any party’s (and in the case of the Company, including the Special Committee) investor or public relations team to current or prospective investors of the Company or Parent, as the case may be, or any representatives of such investors), and will not issue any such press release or make any such public statement prior to such consultation, other than any press release or other public statement made by Parent or the Company (a) which is consistent with the initial press release announcing the execution of the Merger Agreement that relates to the Transactions or the Company and the terms of the Merger Agreement and does not contain any information relating to the Company that has not been previously announced or made public in accordance with the terms of the Merger Agreement or (b) is made in the ordinary course of business and does not relate specifically to the signing of the Merger Agreement or the Transactions, and excluding any disclosure by the Company or Parent of any information concerning the Merger Agreement or the Transactions in connection with any dispute between the parties regarding the Merger Agreement, the Merger or the other Transactions;

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Stock Exchange De-listing:   The Company will not take any action to cause, or which would reasonably be expected to result in, the delisting of the Class A Common Stock from NASDAQ prior to the Effective Time, other than with respect to customary trading halts in connection with the anticipated closing of the Merger. The Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions reasonably necessary, proper or advisable on its part under applicable law and the rules and policies of NASDAQ and the SEC to enable the de-listing by the Surviving Corporation of the Class A Common Stock from NASDAQ and the deregistration of the Class A Common Stock under the Exchange Act as promptly as practicable after the Effective Time;

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Merger Sub:   Parent will take all actions necessary to (a) cause Merger Sub and the Surviving Corporation to comply with the Merger Agreement, perform its obligations under the Merger Agreement and to consummate the Merger, in each case, on the terms and conditions set forth in the Merger Agreement, and (b) ensure that, prior to the Effective Time, Merger Sub will not conduct any business or make any investments other than as specifically contemplated by the Merger Agreement, or incur or guarantee any indebtedness or liabilities;

•
Rule 16b-3 Matters:   Prior to the Effective Time, the Company and Parent will take such further actions, if any, as may be reasonably necessary or appropriate to ensure that the dispositions of equity securities of the Company (including derivative securities) or acquisitions of Parent’s capital stock (including derivative securities with respect to Parent’s capital stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, or will become subject to such reporting requirements with respect to Parent, will be exempt under Rule 16b-3 promulgated under the Exchange Act;

•
Transaction Litigation:   Subject to applicable law, the Company will give Parent reasonable opportunity to participate, at the cost and expense of Parent and subject to a customary joint defense agreement, in the defense or settlement of any Transaction Litigation, and no settlement of any Transaction Litigation will be agreed to without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed); and

•
Common Units:   The Company and Parent agreed to waive, and Parent agreed to cause the Principal Stockholder to waive, at or prior to the Effective Time, any entitlement that the Company, Parent and the Principal Stockholder, respectively, have to receive the Merger Consideration that is payable with respect to each Common Unit that the Company, Parent or the Principal Stockholder, respectively, holds immediately prior to the Effective Time.

Conditions to Consummation of the Merger
The respective obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or (to the extent permitted by law) waiver by the Company and Parent on or prior to the Closing Date of the following conditions:
•
the Required Stockholder Approval has been obtained (which has already occurred);

•
no governmental authority has enacted, issued, promulgated, enforced or entered any law or order which is then in effect and has the effect of enjoining or otherwise prohibiting the consummation of the Merger, unless such law or order is vacated, terminated or withdrawn; and

•
at least 20 calendar days have elapsed since the Company mailed to the Stockholders this Information Statement.

The Written Consent was delivered to the Company on August 8, 2023 following the execution of the Merger Agreement, and as a result, the first closing condition listed above has been satisfied.
The obligations of Parent and Merger Sub to consummate the Merger are also subject to the satisfaction or (to the extent permitted by law) waiver by Parent on or prior to the Closing Date of the following conditions:
•
each of the representations and warranties of the Company related to (i) organization, good standing, qualification and similar matters, (ii) capital structure, (iii) corporate power and authority and approval and fairness, (iv) the receipt of a fairness opinion from Lazard, (v) absence of brokers’, finders’ and investment bankers’ fees or commissions and (vi) no rights of dissent or appraisal in respect of the Merger to any holder of Class A Common Stock being true and correct in all respects as of the Closing Date as though made as of such time (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty being so true and correct as of such particular date or period of time) (except, with respect to the Company’s representations and warranties related to capital structure, to the extent that any inaccuracies would be immaterial in the aggregate);

•
the representations and warranties of the Company related to the absence of any change, effect, development or circumstance that has or would constitute a Company Material Adverse Effect since March 31, 2023 being true and correct in all respects at and as of the date of the Merger Agreement and the Closing Date;

•
each of the other representations and warranties of the Company set forth in the Merger Agreement, without giving effect to any qualifications as to materiality or Company Material Adverse Effect or other similar qualifications contained therein, being true and correct at and as of the date of the Merger Agreement and the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except for such failures to be true and correct as would not constitute a Company Material Adverse Effect;

•
the Company having performed or complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by it on or prior to the Closing Date; and

•
the receipt by Parent of a certificate dated as of the Closing Date and signed by an executive officer of the Company certifying that each of the conditions specified above has been satisfied.

The obligation of the Company to consummate the Merger is also subject to satisfaction or (to the extent permitted by law) waiver by the Company on or prior to the Closing Date of the following conditions:
•
each of the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement, without giving effect to any qualifications as to materiality or Parent Material Adverse Effect or other similar qualifications contained therein, being true and correct at and as of the date of the Merger Agreement and the Closing Date as though made as of such time (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty being so true and correct as of such particular date or period of time), except for such failures to be true and correct as would not constitute a Parent Material Adverse Effect;
•
each of Parent and Merger Sub having performed or complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by them on or prior to the Closing Date; and

•
the receipt by the Company of a certificate dated as of the Closing Date and signed by an executive officer of Parent certifying that each of the conditions specified above has been satisfied.

Termination of the Merger Agreement
The Merger Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time by the mutual written consent of Parent and the Company (in the case of the Company, acting on the recommendation of the Special Committee).
In addition, the Merger Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time by either Parent or the Company if:
•
the Merger is not consummated on or before 5:00 p.m. (Las Vegas time) on February 8, 2024, except that this right will not be available to a party if such party’s material breach or violation of any of its covenants, agreements or other obligations under the Merger Agreement has been the principal cause of or directly resulted in (i) the failure of the terminating party to satisfy the conditions to its obligations to consummate the Merger prior to the Termination Date or (ii) the failure of the Merger to be consummated by the Termination Date; or

•
any law or order enacted, issued, promulgated, enforced or entered by any governmental authority enjoining or otherwise prohibiting the consummation of the Merger is in effect and has become final and non-appealable, except that the party seeking to use this right is required to have complied with its obligations under the Merger Agreement with respect to preventing the entry of and appealing any such law or order, and except that this right will not be available to a party if the issuance of such final, non-appealable law or order is primarily due to the failure of such party (and in the case of Parent, including the failure of Merger Sub) to perform any of its obligations under the Merger Agreement.

The Merger Agreement also provides that Parent may terminate the Merger Agreement if the Company breaches or fails to perform any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement, which breach or failure to perform (i) would give rise to the failure of a condition to Parent and Merger Sub’s obligations to consummate the Merger and (ii)(x) is not capable of being cured prior to the Termination Date or (y) is not cured by the Company on or before the earlier of (A) the Termination Date and (B) the date that is 60 days after the receipt by the Company of written notice from Parent of such breach or failure, except that Parent will not have the right to terminate the Merger Agreement if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements under the Merger Agreement such that the conditions to the Company’s obligations to consummate the Merger could not then be satisfied.
The Merger Agreement also provides that the Company may terminate the Merger Agreement if Parent or Merger Sub breaches or fails to perform any of their respective representations, warranties, covenants or other agreements set forth in the Merger Agreement, which breach or failure to perform (i) would give rise to the failure of a condition to the Company’s obligations to consummate the Merger and (ii)(x) is not capable of being cured prior to the Termination Date or (y) is not cured by Parent or Merger Sub on or before the earlier of (A) the Termination Date and (B) the date that is 30 days after the receipt by Parent of written notice from the Company of such breach or failure, except that the Company will not have the right to terminate the Merger Agreement if the Company is then in material breach of any of its representations, warranties, covenants or agreements under the Merger Agreement such that the conditions to Parent and Merger Sub’s obligations to consummate the Merger could not then be satisfied.
The Merger Agreement also includes a termination right for the Company if the Required Stockholder Approval is not obtained, including if the Principal Stockholder does not deliver the Written Consent within two business days of the date of the Merger Agreement. Because the Written Consent was delivered to the

Company on August 8, 2023 following execution of the Merger Agreement and the Required Stockholder Approval is thereby obtained, this termination right is no longer exercisable.
Termination Fees and Expenses
Whether or not the Transactions are consummated, all fees and expenses incurred in connection with the Merger Agreement, the Merger and the other Transactions will be paid by the party incurring such fees or expenses, except as otherwise set forth in the Merger Agreement.
Notwithstanding the foregoing, the Merger Agreement provides that if the Merger Agreement is terminated pursuant to a party’s exercise of the Outside Date Termination Right or the Legal Restraint Termination Right (in each case, to the extent such termination results from a breach of the Merger Agreement by Parent or its subsidiaries (other than the Company and any of the Company’s subsidiaries)) or the Parent Breach Termination Right, then Parent will bear all fees and expenses incurred by the Company (including fees and expenses incurred by or on behalf of the Special Committee) in connection with the Merger Agreement, the Merger and the other Transactions.
The Merger Agreement also provides that if the Merger Agreement is terminated by the Company because the Required Stockholder Approval is not obtained, Parent will bear all fees and expenses incurred by the Company (including fees and expenses incurred by or on behalf of the Special Committee) in connection with the Merger Agreement, the Merger and the other Transactions. Because this termination right is no longer exercisable as discussed in the immediately preceding section, Parent can no longer be required to pay the Company such fees and expenses in this scenario.
Amendment and Waiver
At any time prior to the Effective Time, the Merger Agreement may be amended by mutual agreement of the parties thereto by action taken by or on behalf of their respective boards of directors (or in the case of the Company, only if such action by the Board has been recommended by the Special Committee) at any time before or after receipt of the Required Stockholder Approval. However, after the Required Stockholder Approval has been obtained, which was obtained on August 8, 2023 following execution of the Merger Agreement, there may not be any amendment that by law requires further approval by the Stockholders without such further approval of the Stockholders. The Merger Agreement may not be amended except by an instrument in writing signed by each of the parties thereto.
At any time prior to the Effective Time, subject to applicable law, Parent and the Company may (a) extend the time for the performance of any obligation or other act of the other party, (b) waive any inaccuracy in the representations and warranties of the other party contained in the Merger Agreement or in any document delivered pursuant thereto, and (c) except as otherwise provided in the Merger Agreement, waive compliance with any agreement or condition contained in the Merger Agreement, but the Board may not take or authorize any such extension or waiver unless it has been recommended by the Special Committee. Further, after the Required Stockholder Approval has been obtained, which was obtained on August 8, 2023 following execution of the Merger Agreement, there may not be any waiver or extension that by law requires further approval by the Stockholders without such further approval of the Stockholders. No failure or delay by the Company, Parent or Merger Sub in exercising any right under the Merger Agreement will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise of any other right under the Merger Agreement. Any agreement on the part of a party to the Merger Agreement to any extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such party.
Jurisdiction; Specific Performance
By entering into the Merger Agreement, each party thereto irrevocably submitted to the exclusive jurisdiction of the federal and state courts located in the Borough of Manhattan, City of New York, for the purpose of any proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Merger Agreement, or the actions of any party in the negotiation, administration, performance and enforcement thereof, and each of the parties irrevocably agreed that all claims in respect to such proceeding may be heard and determined exclusively in the federal and state courts located in the Borough of

Manhattan, City of New York. Each of the parties to the Merger Agreement (a) irrevocably consented to the service of the summons and complaint and any other process in any other action or proceeding relating to the Transactions, on behalf of itself or its property, by personal delivery of copies of such process to such party, and nothing in the Merger Agreement will affect the right of any party to serve legal process in any other manner permitted by law, (b) consented to submit itself to the personal jurisdiction of the federal and state courts located in the Borough of Manhattan, City of New York in the event any dispute arises out of the Merger Agreement or the Transactions, (c) agreed that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) agreed that it will not bring any action relating to the Merger Agreement or the Transactions in any court other than the federal court located in the Borough of Manhattan, City of New York (or if (but only if) the federal court located in the Borough of Manhattan, City of New York, is unavailable, the state courts located in the Borough of Manhattan, City of New York). Each party to the Merger Agreement agreed that a final judgment in any action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, but that nothing in the foregoing will restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.
The parties to the Merger Agreement agreed that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties to the Merger Agreement do not perform the provisions of the Merger Agreement (including failing to take such actions as are required of it thereunder to consummate the Transactions) in accordance with its specified terms or otherwise breach such provisions. Accordingly, the parties the Merger Agreement acknowledged and agreed that they will be entitled, without posting a bond or other indemnity, to an injunction, specific performance and other equitable relief to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions thereof, in addition to any other remedy to which they are entitled at law or in equity.
Each party to the Merger Agreement agreed not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches of the Merger Agreement by such party, and to specifically enforce the terms and provisions of the Merger Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under the Merger Agreement all in accordance with the terms of the Merger Agreement. Any party to the Merger Agreement seeking an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement will not be required to provide any bond or other security in connection with such order or injunction all in accordance with the terms of the Merger Agreement. The parties further agreed that (i) by seeking the remedies described in this section, a party will not in any respect waive its right to seek any other form of relief that may be available to a party under the Merger Agreement in the event that the Merger Agreement has been terminated or in the event that the remedies described in this section are not available or otherwise are not granted, and (ii) nothing set forth in the Merger Agreement will require any party to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance prior or as a condition to exercising any termination right under the Merger Agreement, nor will the commencement of any legal proceeding pursuant to the remedies described in this section or anything set forth in the Merger Agreement restrict or limit any party’s right to terminate the Merger Agreement in accordance with its terms or pursue any other remedies under the Merger Agreement that may be available then or thereafter.
The parties further agreed that if, prior to the Termination Date, any party brings any proceeding, in each case, in accordance with the provisions of the Merger Agreement described above, to enforce specifically the performance of the terms and provisions of the Merger Agreement by any other party, the Termination Date will automatically be extended (x) for the period during which such action is pending, plus 20 business days or (y) by such other time period established by the court presiding over such proceeding, as the case may be.
Governing Law
The Merger Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to the Merger Agreement, or the actions of any party thereto in the negotiation, administration, performance and enforcement thereof, will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice or conflict of laws provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York (except that the provisions of the laws of the State of Nevada will govern (i) the fiduciary duties of the Board, the Special Committee, the Parent Board and the officers, employees and agents of the parties to the Merger Agreement and (ii) to the extent such laws are otherwise mandatorily applicable to the Merger Agreement, the Merger (including the consummation and other effects thereof) and the other Transactions).

SUMMARY FINANCIAL INFORMATION
The following table sets forth summary historical consolidated financial data for the Company as of and for the fiscal years ended December 31, 2022 and 2021. The selected financial data and the per share data set forth below are extracted from, and should be read in conjunction with, the consolidated financial statements and other financial information contained in the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2022 and December 31, 2021, including the notes thereto. The following summary is qualified in its entirety by reference to such reports. The financial statements included as Item 8 of Part II of the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2022 and December 31, 2021 are hereby incorporated by reference in this Information Statement. Those reports and other documents filed by the Company can be accessed on the EDGAR section of the SEC’s website at www.sec.gov.
	Years Ended December 31,
	2022	2021
	(in millions, except per share amounts)
Revenue	$671.0	$606.1
Cost of revenue	$204.0	$190.0
Operating income	$148.5	$131.7
Net income	$150.8	$125.0
Net income attributable to the noncontrolling interest	$128.4	$105.7
Net income attributable to SciPlay	$22.4	$19.3
Basic net income attributable to SciPlay per share	$0.94	$0.80
Diluted net income attributable to SciPlay per share	$0.91	$0.77
Basic weighted average number of shares of Class A common stock	23.9	24.2
Diluted weighted average number of shares of Class A common stock	24.5	25.0
	Years Ended December 31,
	2022	2021
	(in millions, except per share amounts)
Cash and cash equivalents	$330.1	$364.4
Total current assets	$389.1	$410.4
Total noncurrent assets	$376.6	$271.2
Total assets	$765.7	$681.6
Total current liabilities	$57.4	$71.8
Total noncurrent liabilities	$92.7	$84.8
Total liabilities	$150.1	$156.6
Total SciPlay stockholders’ equity	$109.2	$98.6
Noncontrolling interest	$506.4	$426.4
Total stockholders’ equity	$615.6	$525.0
Basic book value per share	$25.8	$21.7
Diluted book value per share	$25.1	$21.0

MARKET INFORMATION, DIVIDENDS AND CERTAIN TRANSACTIONS IN THE CLASS A COMMON STOCK
During the past three years, the Company has not made any underwritten public offering of Common Stock for cash that was registered under the Securities Act of 1933, as amended (the “Securities Act”), or exempt from registration under Regulation A of the Securities Act.
The Class A Common Stock is listed on NASDAQ under the trading symbol “SCPL.” As of September 29, 2023, 21,599,477 shares of Class A Common Stock were issued and outstanding. The Company’s book value per share of Class A Common Stock as of June 30, 2023 was $32.24, calculated by dividing total equity at $683.5 million by the total number of shares of Class A Common Stock outstanding on June 30, 2023, 21.2 million shares of Class A Common Stock. Since the date of our IPO, we have not paid dividends on outstanding Common Stock. The terms of the Merger Agreement do not allow us to declare or pay any dividend between August 8, 2023 and the earlier of the consummation of the Merger and the termination of the Merger Agreement. Following the Merger, there will be no further market for the Class A Common Stock and the Class A Common Stock will be delisted from NASDAQ and de-registered under the Exchange Act.
The following table sets forth, for the periods indicated, the high and low closing sales price of Class A Common Stock on NASDAQ:
Fiscal Year	High	Low
Ended December 31, 2021
First Quarter	$21.45	$14.50
Second Quarter	$19.05	$15.65
Third Quarter	$20.90	$15.36
Fourth Quarter	$21.99	$13.49
Ended December 31, 2022
First Quarter	$13.56	$11.28
Second Quarter	$14.26	$11.28
Third Quarter	$13.97	$10.69
Fourth Quarter	$16.08	$11.79
Ended December 31, 2023
First Quarter	$17.28	$15.45
Second Quarter	$19.68	$15.53
Third Quarter	$22.83	$19.49
Other than the Merger Agreement, as discussed in the section of this Information Statement titled “The Merger Agreement” beginning on page 63, the Company, the LNW Entities and their respective affiliates have not executed any transactions with respect to the Class A Common Stock during the past 60 days.
On May 9, 2022, the Board approved a share repurchase program under which the Company is authorized to repurchase, from time to time through May 9, 2024, up to an aggregate amount of $60.0 million of Class A Common Stock. Under the terms of the authorized share repurchase program, repurchases of Class A Common Stock made at the discretion of the Board may be in the form of one or more open market transactions, privately negotiated transactions, including block trades, accelerated share repurchases, issuer tender offers or other derivative contracts or instruments, “10b5-1” plan, or other financial arrangements or other arrangements. The following table sets forth the amount of the Class A Common Stock purchased by the Company during the past two years pursuant to such share repurchase program; no purchases of Class A Common Stock were made by the LNW Entities during this period:

Fiscal Year	Total Number of Shares Purchased	Range of Prices Paid per Share	Average Price Paid per Share
Ended December 31, 2021
First Quarter	—	—	—
Second Quarter	—	—	—
Third Quarter	—	—	—
Fourth Quarter	—	—	—
Ended December 31, 2022
First Quarter	—	—	—
Second Quarter	515,903	$13.25 – $14.12	$13.80
Third Quarter	867,512	$10.88 – $14.08	$12.72
Fourth Quarter	1,351,853	$11.53 – $16.01	$14.04
Ended December 31, 2023
First Quarter	507,029	$15.42 – $16.87	$16.14
Second Quarter(1)	859,777	$16.50 – $17.41	$17.07
Third Quarter	—	—	—

(1)
The Company’s final purchase of Class A Common Stock occurred on May 5, 2023 and settled on May 9, 2023.

TRANSACTIONS BETWEEN THE COMPANY AND THE LNW ENTITIES
In connection with our IPO in 2019, the Company entered into a number of agreements with Parent (or affiliates of Parent) in order to provide a continuing framework for our relationship with Parent following the IPO, as set forth below:
Intercompany Services Agreement
On May 7, 2019, SciPlay Games, LLC, a wholly owned subsidiary of SciPlay Parent LLC and an affiliate of the Company, entered into a Services Agreement (the “Intercompany Services Agreement”) with Parent and certain affiliates of Parent. Pursuant to the Intercompany Services Agreement, Parent and certain affiliates of Parent party thereto provide certain services to us, and costs associated with these functions are charged to us and settled in cash. Charges include costs related to corporate level general and administrative expenses, including but not limited to, finance, corporate development, human resources, legal (which could include liability related to litigation awards related to our company), information technology and rental fees for shared assets. These expenses are charged on the basis of direct usage when identifiable, with the remainder charged on the basis of revenues, operating expenses, headcount or other relevant measures. Expenses paid to Parent and its affiliates for services provided in 2022 were $6.0 million and for services provided during the six months ending June 30, 2023 were $3.1 million.
IP License Agreement
On May 7, 2019, SciPlay Games, LLC entered into a License Agreement (the “IP License Agreement”) with LNW Gaming, Inc. (a subsidiary of Parent, formerly known as Bally Gaming, Inc.) (“LNW Gaming”), from which we obtained an exclusive (subject to certain limited exceptions), perpetual, non-royalty-bearing license from LNW Gaming for intellectual property created or acquired by LNW Gaming or its affiliates on or before the third anniversary of the date of the IP License Agreement in any of our currently available or future social games that are developed for mobile platforms, social media platforms, internet platforms or other interactive platforms and distributed solely via digital delivery, and a non-exclusive, perpetual, non-royalty-bearing license for intellectual property created or acquired by LNW Gaming or its affiliates after such third anniversary, for use in our currently available games. So long as the IP License Agreement remains in effect, we do not expect to pay any future royalties or fees for our use of intellectual property owned by LNW Gaming or its affiliates in our currently available games. This transaction was treated as a deemed distribution to Parent as it constitutes a transaction between entities under common control.
Parent frequently licenses intellectual property from third parties, which we use in developing our games pursuant to the IP License Agreement. Royalties allocated for use of third-party intellectual property are charged to us and are typically based upon net social gaming revenues and the royalty rates defined and stipulated in the third-party agreements.
Under the terms of the IP License Agreement, some rights would have changed from exclusive to non-exclusive for newly created intellectual property and other rights would not have extended to newly created intellectual property as of May 6, 2022. On May 6, 2022, we entered into an amendment which extended our rights under the IP License Agreement through July 7, 2022, after which the changes referred to in the first sentence of this paragraph occurred. There are no ongoing discussions between the parties regarding any further modifications to the terms of the IP License Agreement.
Tax Receivable Agreement
On May 7, 2019, we entered into the TRA with SciPlay Parent LLC and the Principal Stockholder. The annual tax benefits under the TRA are computed by comparing the income taxes due including such tax benefits and the income taxes due without such benefits. The amount of aggregate payments due under the TRA may vary based on a number of factors, including the amount and timing of the taxable income generated each year and applicable tax rates, with payments generally due within a specified period of time following the filing of our tax return for the taxable year with respect to which the payment obligation arises. The TRA will remain in effect until all such tax benefits have been utilized or expired unless we exercise our right to terminate the TRA. The TRA will also terminate if we breach our obligations under the TRA or upon certain change of control events specified in the agreement, which events include the consummation of the Merger. If the TRA is terminated in accordance with its terms, our payment obligations would be accelerated based upon certain assumptions, including the assumption that we would have sufficient future taxable income to utilize such tax benefits. Parent expects to waive its rights under the TRA or otherwise modify or amend the TRA effective immediately prior to the consummation of the Merger, the effect of which will result in the TRA not being terminated and our payment obligations thereunder not being accelerated as a result of the Merger. Our estimated liability under the TRA as of December 31, 2022 and June 30, 2023 was $64.3 million. During the year ended December 31, 2022, SciPlay Parent LLC made distributions of $23.1 million to Parent and $5.3 million to the Company. Payments totaling $3.8 million were made by the Company to Parent pursuant to the TRA for the year ended December 31, 2022. SciPlay Parent LLC has made year to date 2023 distributions of $37.9 million to Parent and $7.8 million to the Company. The Company has made year to date 2023 payments to Parent totaling $4.0 million pursuant to the TRA.
Registration Rights Agreement
On May 7, 2019, we entered into a Registration Rights Agreement (the “Registration Rights Agreement” and, together with the Intercompany Services Agreement, the IP License Agreement and the TRA, the “Affiliate Agreements”) with the Principal Stockholder and such other persons from time to time party thereto. The Registration Rights Agreement provides the Principal Stockholder certain registration rights whereby, at any time following the IPO and the expiration of any related lock-up period, the Principal Stockholder can require us to register under the Securities Act shares of Class A Common Stock issuable to them, at our election, upon redemption or exchange of its Common Units. The Registration Rights Agreement also provides for piggyback registration rights for the Principal Stockholder.
The descriptions of the Affiliate Agreements contained herein do not purport to be complete and are qualified in their entirety by reference to the complete texts of each of the Affiliate Agreements, which have been filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
SciPlay Parent LLC Agreement
On May 2, 2019, we entered into the Amended and Restated Operating Agreement of SciPlay Parent Company, LLC with SciPlay Parent Company, LLC and LNW Social Holding Company I, LLC. Under the SciPlay Parent LLC Agreement, the Company is a member and the sole manager of SciPlay Parent LLC.
The SciPlay Parent LLC Agreement provides a redemption right to the Principal Stockholder which entitles it to cause SciPlay Parent LLC to redeem all or a portion of the Common Units held by it for newly issued shares of Class A Common Stock on a one-for-one basis, or, at the Company’s option, a cash payment determined by reference to the arithmetic average of the volume weighted average market prices of one share of Class A Common Stock over a specified period prior to the date of redemption for each Common Unit redeemed. However, in lieu of such a redemption, the Company has the right, at its option, to effect a direct exchange of cash and/or shares of Class A Common Stock for the Principal Stockholder’s Common Units. Shares of Class B Common Stock will be cancelled on a one-for-one basis whenever the Principal Stockholder’s Common Units are so redeemed or exchanged. Whether by redemption or exchange, the Company is obligated to ensure that at all times the number of Common Units that it owns equals the number of shares of Class A Common Stock issued by the Company (subject to certain exceptions for treasury shares, shares underlying certain convertible or exchangeable securities and shares of unvested restricted stock issued pursuant to certain employee incentive plans).
The description of the SciPlay Parent LLC Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the SciPlay Parent LLC Agreement, which has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

PROVISIONS FOR UNAFFILIATED STOCKHOLDERS
No provision has been made (i) to grant the Unaffiliated Stockholders access to the corporate files of the Company, any other party to the Merger or any of their respective affiliates, or (ii) to obtain counsel at the expense of the Company, or any other such party or affiliate.

NO DISSENTER’S RIGHTS
Pursuant to NRS 92A.390, no holder of any shares of Class A Common Stock will have or be entitled to assert dissenter’s rights as a result of or in connection with the Merger Agreement, the Merger or the other Transactions. Neither the Company Charter nor any resolution of the Board provides or will provide for any rights of dissent in respect of the Merger Agreement, the Merger or the other Transactions to any holder of Class A Common Stock.
As part of the Written Consent, the Principal Stockholder has irrevocably waived and agreed not to assert or exercise any dissenter’s rights in respect of any Class B Common Stock or Common Units in connection with the Merger and the other Transactions pursuant to or under any provisions of applicable law, including without limitation NRS 92A.380 and 92A.390.

SECURITY OWNERSHIP
The following tables and accompanying footnotes set forth information known to the Company with respect to the beneficial ownership of Common Stock as of September 29, 2023 unless otherwise indicated below, by:
•
each person known by us to beneficially own more than 5% of our outstanding Common Stock;

•
each of our directors and named executive officers, individually;

•
our directors and executive officers as a group;

•
each of Parent’s directors and named executive officers, individually; and

•
Parent’s directors and executive officers as a group.

Beneficial ownership for the purposes of the following tables is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security, or has the right to acquire such powers within 60 days of September 29, 2023. The percent of Common Stock calculations is based on 21,599,477 shares of Class A Common Stock outstanding and 103,547,021 shares of Class B Common Stock outstanding as of September 29, 2023.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to their beneficially owned Common Stock. The address of each of the Named Executive Officers and Directors, all Current Directors and Executive Officers as a Group (9 persons) and all Current Directors and Executive Officers as a Group (13 Persons) in the tables below is 6601 Bermuda Road, Las Vegas, Nevada 89119.
Five Percent Holders
	Beneficial Ownership
Name and Address of Beneficial Owner	Class A Common Stock	Percentage of Class A Common Stock	Class B Common Stock	Percentage of Class B Common Stock	Combined Voting Power
Antara Capital LP(1) 55 Hudson Yards, 47th Floor, Suite C New York, NY 10001	3,233,448	14.7%	—	—	*
Caledonia (Private) Investments Pty Limited(2) Level 10, 131 Macquarie Street Sydney, NSW, 2000, Australia	1,419,098	6.5%	—	—	*
Cowen Financial Products LLC(3) 599 Lexington Ave. New York, NY 10022	1,551,246	7.1%	—	—	*
Manulife Investment Management (US) LLC(4) 197 Clarendon Street Boston, Massachusetts 02116	1,146,865	5.2%	—	—	*
The Vanguard Group(5) 100 Vanguard Blvd. Malvern, PA 19355	1,945,151	8.9%	—	—	*
GAMCO Investors. Inc.(6) One Corporate Center Rye, New York 10580-1435	1,429,508	6.62%	—	—	*
Light & Wonder, Inc.(7) 6601 Bermuda Road Las Vegas, NV 89119	—	*	103,547,021	100	97.9

*
Represents less than 1% of outstanding shares of Common Stock or total voting power, as applicable.

(1)
Based on a Schedule 13G/A filed with the SEC on March 10, 2023 by Antara Capital LP, Antara Capital GP LLC and Himanshu Gulati, reporting beneficial ownership as of February 28, 2023. The Schedule 13G/A states that each such person has shared voting power with respect to 3,233,448 shares of Class A Common Stock and shared dispositive power with respect to 3,233,448 shares of Class A Common Stock.

(2)
Based on a Schedule 13G/A filed with the SEC on February 14, 2023 by Caledonia (Private) Investments Pty Limited, reporting beneficial ownership as of December 31, 2022. The Schedule 13G states that Caledonia (Private) Investments Pty Limited has sole voting power with respect to 1,419,098 shares of Class A Common Stock and sole dispositive power with respect to 1,419,098 shares of Class A Common Stock.

(3)
Based on a Schedule 13G/A filed with the SEC on February 28, 2023 by Cowen and Company, LLC and Cowen Financial Products LLC, reporting beneficial ownership as of December 31, 2022. The Schedule 13G states that Cowen Financial Products LLC has sole voting power with respect to 1,551,246 shares of Class A Common Stock and sole dispositive power with respect to 1,551,246 shares of Class A Common Stock.

(4)
Based on a Schedule 13G filed with the SEC on February 14, 2023 by Manulife Financial Corporation, Manulife Investment Management Limited and Manulife Investment Management (US) LLC, reporting beneficial ownership as of December 31, 2022. The Schedule 13G states that Manulife Investment Management Limited has sole voting power with respect to 644 shares of Class A Common Stock and sole dispositive power with respect to 644 shares of Class A Common Stock; and that Manulife Investment Management (US) LLC has sole voting power with respect to 1,146,865 shares of Class A Common Stock and sole dispositive power with respect to 1,146,865 shares of Class A Common Stock.

(5)
Based on a Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group, reporting beneficial ownership as of December 31, 2022. The Schedule 13G states that The Vanguard Group has sole dispositive power with respect to 1,935,868 shares of Class A Common Stock and shared dispositive power with respect to 9,283 shares of Class A Common Stock.

(6)
Based on a Schedule 13D/A filed with the SEC on September 25, 2023 by GAMCO Investors Inc. (“GBL”) and certain of its affiliates (collectively, the “Gabelli Reporters”), reporting beneficial ownership as of September 22, 2023. The Schedule 13D/A reports that (i) Gabelli Funds, LLC (“Gabelli Funds”) beneficially owns 890,745 shares of Class A Common Stock, (ii) GAMCO Asset Management Inc. (“GAMCO”) beneficially owns 152,063 shares of Class A Common Stock, (iii) Gabelli & Company Investment Advisers, Inc. (“GCIA”) beneficially owns 363,350 shares of Class A Common Stock, (iv) GGCP, Inc. (“GGCP”) beneficially owns 6,000 shares of Class A Common Stock, (v) Associated Capital Group, Inc. (“AC”) beneficially owns 13,350 shares of Class A Common Stock and (vi) Mario J. Gabelli (“Mario Gabelli”) beneficially owns 4,000 shares of Class A Common Stock. The Schedule 13D/A states that Mario Gabelli is deemed to have beneficial ownership of the shares of Class A Common Stock owned beneficially by each of the foregoing persons, and AC, GBL and GGCP are deemed to have beneficial ownership of the shares of Class A Common Stock owned beneficially by each of the foregoing persons other than Mario Gabelli and Gabelli Foundation, Inc., a private foundation of which Mario Gabelli is the Chairman, a Trustee and the Investment Manager. In addition, the Schedule 13D/A states that each Gabelli Reporter (and certain executives, directors and other related persons as disclosed on the Schedule 13D/A) has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the Class A Common Stock reported for it, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be, except that (i) Gabelli Funds, a wholly owned subsidiary of GBL, has sole dispositive and voting power with respect to the shares of the Company held by certain funds (the “Funds”) for which it provides advisory services, so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Company and, in that event, the Proxy Voting Committee of each Fund shall respectively vote that Fund’s shares, (ii) at any time, the Proxy Voting Committee of each such Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special circumstances such as regulatory considerations, and (iii) the power of Mario Gabelli,

AC, GBL, and GGCP is indirect with respect to the Class A Common Stock beneficially owned directly by other Gabelli Reporters.
(7)
Light & Wonder, Inc. is the beneficial owner of all of our outstanding Class B Common Stock through its indirect wholly owned subsidiaries: LNW Social Holding Company I, LLC owns 103,547,021 shares of our Class B Common Stock.

The Company’s Officers and Directors
	Beneficial Ownership
Name of Beneficial Owner	Class A Common Stock(1)	Percentage of Class A Common Stock(1)	Class B Common Stock(1)	Percentage of Class B Common Stock(1)	Combined Voting Power(1)
Directors
Antonia Korsanos	—	*	—	—	*
Gerald D. Cohen	35,937	*	—	—	*
Nick Earl	21,086	*	—	—	*
April Henry	21,207	*	—	—	*
Michael Marchetti	61,388	*	—	—	*
Charles “CJ” Prober	21,207	*	—	—	*
William C. Thompson, Jr.	36,981	*	—	—	*
Named Executive Officers
Joshua J. Wilson	292,438	1.35%	—	—	*
Daniel O’Quinn	14,442	*	—	—	*
James Bombassei(2)	—	*	—	—	*
All Current Directors and Executive Officers as a Group (9 Persons)(3)	526,637	2.48%	—	—	*

*
Represents less than 1% of the outstanding shares of Common Stock or total voting power, as applicable.

(1)
In accordance with SEC rules, this column includes shares that a person has a right to acquire within 60 days of September 29, 2023 through the exercise or conversion of stock options, restricted stock units or other securities. Such securities are deemed to be outstanding for the purpose of calculating the percentage of outstanding securities owned by such person but are not deemed to be outstanding for the purpose of calculating the percentage owned by any other person.

(2)
Mr. Bombassei departed as Chief Financial Officer and Secretary of the Company, effective as of February 18, 2023. Mr. Bombassei’s beneficial ownership was determined as of the most recent date that was practicable for the Company, which was February 18, 2023 for the number of shares of Common Stock held by Mr. Bombassei.

(3)
None of the shares listed have been pledged as collateral for a loan.

Parent’s Officers and Directors
Beneficial Ownership
Name of Beneficial Owner	Class A Common Stock(1)	Percentage of Class A Common Stock(1)	Class B Common Stock(1)	Percentage of Class B Common Stock(1)	Combined Voting Power(1)
Directors
Jamie R. Odell	—	—	—	—	—
Antonia Korsanos	—	—	—	—	—
Hamish R. McLennan	—	—	—	—	—
Stephen Morro	—	—	—	—	—
Michael J. Regan	—	—	—	—	—
Virginia E. Shanks	—	—	—	—	—
Timothy Throsby	—	—	—	—	—
Maria T. Vullo	—	—	—	—	—
Kneeland C. Youngblood	—	—	—	—	—
Named Executive Officers
Matthew R. Wilson	—	—	—	—	—
Barry Cottle(2)	318,001	*	—	—	*
James Sottile	9,250	*	—	—	*
Patrick J. McHugh(3)	—	—	—	—	—
Siobhan Lane	—	—	—	—	—
Constance P. James(4)	—	—	—	—	—
Oliver Chow	—	—	—	—	—
All Current Directors and Executive Officers as a Group (13 Persons)	9,250	*	—	—	*

*
Represents less than 1% of the outstanding shares of Common Stock or total voting power, as applicable.

(1)
In accordance with SEC rules, this column includes shares that a person has a right to acquire within 60 days of September 29, 2023 through the exercise or conversion of stock options, restricted stock units or other securities. Such securities are deemed to be outstanding for the purpose of calculating the percentage of outstanding securities owned by such person but are not deemed to be outstanding for the purpose of calculating the percentage owned by any other person.

(2)
Mr. Cottle resigned as President and Chief Executive Officer of Parent and as a member of the Parent Board, effective August 30, 2022. Mr. Cottle’s beneficial ownership was determined as of the most recent date that was practicable for Parent, which was December 31, 2022 for the number of shares of Common Stock held by Mr. Cottle.

(3)
Mr. McHugh’s employment with Parent as Executive Vice President and Group Chief Executive ceased upon the sale of Parent’s lottery business on April 4, 2022. Mr. McHugh’s beneficial ownership was determined as of the most recent date that was practicable for Parent, which was March 22, 2022, for the number of shares of Common Stock held by Mr. McHugh.

(4)
Ms. James resigned as Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of Parent, effective August 25, 2023. Ms. James’ beneficial ownership was determined as of the most recent date that was practicable for Parent, which was August 25, 2023 for the number of shares of Common Stock held by Ms. James.

The following table and accompanying footnotes set forth information known to the Company with respect to the beneficial ownership of Parent Common Stock as of September 29, 2023 by:
•
each of our directors and named executive officers, individually; and

•
all of our directors and executive officers, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security, or has the right to acquire such powers within 60 days of September 29, 2023. The percent of Parent Common Stock calculations is based on the 90,034,573 shares of Parent Common Stock outstanding as of September 29, 2023.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to their beneficially owned Parent Common Stock.
Beneficial Ownership
Name of Beneficial Owner	Shares of Parent Common Stock Beneficially Owned(1)	Percentage of Total Outstanding Shares of Parent Common Stock(1)
Directors
Antonia Korsanos(2)	688,104	*
Gerald D. Cohen	—	—
Nick Earl	—	—
April Henry	—	—
Michael Marchetti	—	—
Charles “CJ” Prober	—	—
William C. Thompson, Jr.	—	—
Named Executive Officers
Joshua J. Wilson	49,174	*
Daniel O’Quinn	—	—
James Bombassei(3)	—	—
All Current Directors and Executive Officers as a Group (9 Persons)	737,278	*

*
Represents less than 1% of the total outstanding shares of Parent Common Stock.

(1)
In accordance with SEC rules, this column includes shares that a person has a right to acquire within 60 days of September 29, 2023 through the exercise or conversion of stock options, restricted stock units or other securities. Such securities are deemed to be outstanding for the purpose of calculating the percentage of outstanding securities owned by such person but are not deemed to be outstanding for the purpose of calculating the percentage owned by any other person. The securities reported for the directors and named executive officers listed in the table above include shares subject to the following awards as to which the equivalent number of underlying shares may be acquired through exercise or conversion within 60 days of September 29, 2023: Mr. Wilson — 6,615 restricted stock units.

(2)
Includes 171 shares held by Ms. Korsanos’ child, which underly Chess Depository Interests (“CDIs”). CDIs are units of beneficial ownership in shares of Parent Common Stock that are publicly traded on the ASX and held by CHESS Depository Nominees Pty, Limited, a subsidiary of ASX Limited, the company that operates the ASX. Each CDI represents one fully paid share of Parent Common Stock. Ms. Korsanos disclaims beneficial ownership of the shares held by her child, and the inclusion of such shares should not be deemed an admission that Ms. Korsanos is the beneficial owner of such shares.

(3)
Mr. Bombassei departed as Chief Financial Officer and Secretary of the Company, effective as of February 18, 2023. Mr. Bombassei’s beneficial ownership was determined as of the most recent date that was practicable for the Company, which was February 18, 2023 for the number of shares of Parent Common Stock held by Mr. Bombassei.

HOUSEHOLDING OF INFORMATION STATEMENT
Some banks, brokers and other nominees may be participating in the practice of “householding” information statements, proxy statements and annual reports. This means that only one copy of this Information Statement may have been sent to multiple Stockholders in your household, unless the Company has received contrary instructions in the past. If you would prefer to receive separate copies of this Information Statement, please contact your bank, broker or other nominee. In addition, upon written or oral request to the Company, the Company will provide a separate copy of this Information Statement. In addition, Stockholders sharing an address can request delivery of a single copy of this Information Statement if you are receiving multiple copies upon written or oral request to the Company at the address and telephone number stated below. All requests or notices related to the foregoing may be made to us by telephone at (702) 897-7150 or by writing to us at Investor Relations, 6601 Bermuda Road, Las Vegas, Nevada 89119.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other documents with the SEC. These reports contain additional information about the Company. The Company’s reports, statements and other information filed with the SEC can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Stockholders can also obtain free copies of our SEC filings through the “SEC Filings” section of the Company’s website at https://investors.sciplay.com. Our website address is being provided as an inactive textual reference only. The information provided on, or accessible through, our website, other than the copies of the documents listed or referenced below that have been or will be filed with the SEC, is not part of this Information Statement, and therefore is not incorporated herein by reference.
The SEC allows the Company to “incorporate by reference” information that it files with the SEC in other documents into this Information Statement. This means that the Company may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement. This Information Statement may update and supersede the information incorporated by reference. Such updated and superseded information will not, except as so modified or superseded, constitute part of this Information Statement.
The Company incorporates by reference in this Information Statement the following documents filed by it with the SEC under the Exchange Act:
Company Filings:	Periods:
Annual Report on Form 10-K	Fiscal Year ended December 31, 2022
Quarterly Report on Form 10-Q	Fiscal Quarter ended March 31, 2023
Quarterly Report on Form 10-Q	Fiscal Quarter ended June 30, 2023
The Company undertakes to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon written or oral request, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may request a copy of these filings by telephone at (702) 897-7150 or by writing to us at:
Investor Relations
6601 Bermuda Road
Las Vegas, Nevada 89119
e-mail: SciPlayIR@sciplay.com
Parent and Merger Sub have supplied, and the Company has not independently verified, the information in this Information Statement relating to Parent and Merger Sub.
Stockholders should not rely on information that purports to be made by or on behalf of the Company other than that contained in or incorporated by reference in this Information Statement. The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this Information Statement. This Information Statement is dated October 3, 2023. No assumption should be made that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement will not create any implication to the contrary.

ANNEX A
EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER
By and Among
LIGHT & WONDER, INC.,
BERN MERGER SUB, INC.
and
SCIPLAY CORPORATION
Dated as of August 8, 2023

A-i

A-ii

Exhibits
Exhibit A Form of Articles of Incorporation of the Surviving Corporation
Exhibit B Form of Stockholder Written Consent

A-iii

THIS AGREEMENT AND PLAN OF MERGER, dated as of August 8, 2023 (this “Agreement”), is made by and among Light & Wonder, Inc., a Nevada corporation (“Parent”), Bern Merger Sub, Inc., a Nevada corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and SciPlay Corporation, a Nevada corporation (the “Company”). Capitalized terms used and not otherwise defined herein have the meanings set forth in Article I.
W I T N E S S E T H:
WHEREAS, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation in the merger (the “Merger”), upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Laws of the State of Nevada, whereby, except as expressly provided in Section 3.1, (i) each share of Class A common stock, par value $0.001 per share, of the Company (the “Company Class A Common Stock”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive the Merger Consideration and (ii) each share of Class B common stock, par value $0.001 per share, of the Company (the “Company Class B Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time shall remain in existence following the Effective Time as a share of Class B common stock, par value $0.001 per share, of the Surviving Corporation (the “Surviving Corporation Class B Common Stock”), but no holder thereof shall be entitled to receive any Merger Consideration therefor, and no consideration will be payable therefor in connection with the Merger;
WHEREAS, each Common Unit issued and outstanding immediately prior to the Effective Time shall be entitled, upon the election of the holder of such Common Unit, to be exchanged for the right to receive the Merger Consideration that is payable with respect to one share of Company Class A Common Stock;
WHEREAS, pursuant to NRS 78.125(1) and resolutions of the board of directors of the Company (the “Company Board”) heretofore adopted and currently in effect, the Company Board has granted to a special committee of the Company Board (the “Special Committee”) the power to, among other things, review and evaluate the terms and conditions of, and determine the advisability of, the Merger and any available alternatives thereto that the Special Committee deems appropriate, and recommend to the Company Board what action, if any, should be taken by the Company Board with respect to the Merger or any alternative thereto;
WHEREAS, the Special Committee has unanimously (i) determined that this Agreement, the Merger and the transactions contemplated hereby (the “Transactions”), are advisable and fair to, and in the best interests of, the Company and the holders of Company Common Stock (the “Company Stockholders”) (other than Parent and its Subsidiaries), (ii) declared advisable this Agreement, the Merger and the other Transactions and (iii) recommended that the Company Board (A) approve, adopt and declare advisable this Agreement, the Merger and the other Transactions, (B) direct the submission of this Agreement to the Company Stockholders for approval and (C) recommend that the Company Stockholders vote in favor of the approval of this Agreement, the Merger and the other Transactions;
WHEREAS, the Company Board has (acting, at least in part, based upon the receipt of such recommendation of the Special Committee) (i) determined that this Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Company Stockholders (other than Parent and its Subsidiaries), (ii) adopted and approved, pursuant to NRS 92A.120, and declared advisable this Agreement, the Merger and the other Transactions, (iii) directed the submission of this Agreement to the Company Stockholders for approval and (iv) recommended that the Company Stockholders vote in favor of the approval of this Agreement, the Merger and the other Transactions (the “Company Board Recommendation”);
WHEREAS, the board of directors of Parent (the “Parent Board”) has unanimously (i) determined that this Agreement, the Merger and the other Transactions are advisable and fair to and in the best interests of Parent and its stockholders and (ii) adopted and approved, pursuant to NRS 92A.120, this Agreement, the Merger and the other Transactions;
WHEREAS, the board of directors of Merger Sub has unanimously (i) determined that this Agreement, the Merger and the other Transactions are advisable and fair to and in the best interests of Merger Sub and its sole stockholder, (ii) adopted and approved, pursuant to NRS 92A.120, this Agreement, the Merger and the other Transactions and (iii) recommended that the sole stockholder of Merger Sub vote in favor of the approval of this Agreement, the Merger and the other Transactions;
WHEREAS, Parent, through the Principal Company Stockholders, holds all of the issued and outstanding shares of Company Class B Common Stock (and no shares of Company Class A Common Stock), representing a majority of the outstanding voting power of the issued and outstanding Company Common Stock;
WHEREAS, following the execution and delivery of this Agreement, the Principal Company Stockholders will execute and deliver an irrevocable written consent, substantially in the form attached hereto as Exhibit B, approving this Agreement, the Merger and the other Transactions (the “Stockholder Written Consent”); and
WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants and subject to the conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereby agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1.   Definitions.   Defined terms used in this Agreement have the respective meanings ascribed to them by definition in this Agreement and as follows:
“Acquisition Proposal” shall have the meaning set forth in Section 6.6(d).
“Affiliate” of any Person shall mean another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. Notwithstanding the foregoing, for purposes of this Agreement, neither the Company nor any Subsidiary of the Company shall be deemed to be an Affiliate of Parent or any other Affiliate of Parent, and neither Parent nor any of its Affiliates (excluding, for the avoidance of doubt, the Company and its Subsidiaries) shall be deemed to be an Affiliate of the Company or any Subsidiary of the Company.
“Agreement” shall have the meaning set forth in the Preamble.
“Articles of Merger” shall have the meaning set forth in Section 2.3.
“Average Parent Stock Price” shall mean the average of the volume weighted averages of the trading prices of Parent Common Stock on the NASDAQ (as reported on Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by Parent and the Company), or, if the Parent Common Stock is not then listed on the NASDAQ, then the principal securities market on which the Parent Common Stock is then listed or quoted, on each of the ten (10) consecutive Trading Days ending on (and including) the Trading Day that is two (2) Trading Days prior to the date of this Agreement.
“Bankruptcy and Equity Exception” shall have the meaning set forth in Section 4.3(a).
“Book-Entry Shares” shall have the meaning set forth in Section 3.1(c)(ii).
“Business Day” shall mean any day other than a Saturday, Sunday or a day on which all commercial banking institutions in Las Vegas, Nevada or New York, New York are authorized or obligated by Law or executive order to close. Any event the scheduled occurrence of which would fall on a day that is not a Business Day shall be deferred until the next succeeding Business Day.
“Bylaws” shall have the meaning set forth in Section 6.7(a).
“Capitalization Date” shall have the meaning set forth in Section 4.2(a).
“Certificates” shall have the meaning set forth in Section 3.1(c)(ii).

“Charter” shall have the meaning set forth in Section 6.7(a).
“Code” shall mean United States Internal Revenue Code of 1986, as amended from time to time.
“Common Unit” shall have the meaning assigned thereto in the Charter.
“Company” shall have the meaning set forth in the Preamble.
“Company Benefit Plan” shall mean each “employee pension benefit plan” (as defined in Section 3(2) of ERISA), each “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), and each other plan, program, agreement, arrangement or policy relating to stock options, restricted stock, restricted stock units, phantom shares, stock purchases or other equity or equity-based compensation, deferred compensation, bonus, incentive, severance, change-in-control, retention, fringe benefits or other employment terms, compensation or employee benefits, including individual employment, consulting, change in control, retention and severance agreements, whether or not subject to ERISA, in each case maintained or contributed to, or required to be maintained or contributed to, by the Company or its Subsidiaries or otherwise providing for payments or benefits for or to any current or former employees, directors, officers or consultants of the Company or any of its Subsidiaries and/or their dependents, including, for purposes of clarification, the Company Plan, but excluding (a) any statutorily required plans contributed to by the Company or any of its Subsidiaries that are maintained by any non-United States Governmental Authority or other third party unrelated to the Company and its Subsidiaries or (b) any plans, programs, agreements, arrangements or policies that are maintained by Parent or any of its Subsidiaries.
“Company Board” shall have the meaning set forth in the Recitals.
“Company Board Recommendation” shall have the meaning set forth in the Recitals.
“Company Class A Common Stock” shall have the meaning set forth in the Recitals.
“Company Class B Common Stock” shall have the meaning set forth in the Recitals.
“Company Common Stock” shall have the meaning set forth in the Recitals.
“Company Disclosure Letter” shall mean the confidential disclosure letter delivered by the Company to Parent simultaneously with the execution of this Agreement.
“Company ESPP” shall mean the Company’s 2020 Employee Stock Purchase Plan.
“Company Material Adverse Effect” shall mean any change, effect, development or circumstance which, individually or in the aggregate, has resulted in or would reasonably be expected to result in a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that changes, effects, developments or circumstances to the extent resulting from, directly or indirectly, the following shall be excluded from the determination of Company Material Adverse Effect: (i) any change, effect, development or circumstance in any of the industries or markets in which the Company or its Subsidiaries operate; (ii) any change in any Law or GAAP (or changes in interpretations or enforcement of any Law or GAAP) applicable to the Company or any of its Subsidiaries or any of their respective properties or assets; (iii) changes in general economic, regulatory or political conditions or the financial, credit or securities markets in general (including changes in interest or exchange rates, stock, bond and/or debt prices); (iv) any acts of God, natural disasters, earthquakes, hurricanes, terrorism, armed hostilities, war or any escalation or worsening thereof; (v) any epidemic, pandemic or disease outbreak (including COVID-19), or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations thereof following the date of this Agreement; (vi) the negotiation, execution, announcement or consummation of this Agreement or the Transactions (including the impact of any of the foregoing on relationships with customers, suppliers, licensors, employees (including employee attrition) or regulators (including any Gaming Authority)), and any Proceeding arising therefrom or in connection therewith (provided that the provisions of this clause (vi) shall not apply to the representations and warranties set forth in Section 4.4); (vii) any action taken as expressly permitted or required by this Agreement, any action taken at the written direction of Parent or Merger Sub or any action taken as a result of Parent’s exercise of effective control over the Company (whether pursuant to the Company’s Organizational Documents, the intercompany services agreement between Parent and the Company or otherwise); or

(viii) any changes in the market price or trading volume of the Company Common Stock, any changes in credit ratings or any failure (in and of itself) by the Company or its Subsidiaries to meet internal, analysts’ or other earnings estimates, budgets, plans, forecasts or financial projections of its revenues, earnings or other financial performance or results of operations (but not excluding any change, effect, development or circumstance giving rise to any such change or failure to the extent such change, effect, development or circumstance is not otherwise excluded pursuant to this definition); but only to the extent, in the case of clauses (i), (ii), (iii), (iv) or (v), such change, effect, development or circumstance does not disproportionately impact the Company and its Subsidiaries, taken as a whole, relative to other companies in the industries in which the Company or its Subsidiaries operate.
“Company Performance Award” shall mean each award, other than a Company Performance Restricted Stock Unit, that is denominated in cash and that converts into a Company Restricted Stock Unit following the achievement of one or more performance goals.
“Company Performance Restricted Stock Unit” shall mean each restricted stock unit or deferred stock unit granted pursuant to the Company Plan that is conditioned on the achievement of one or more performance goals.
“Company Plan” shall mean the Amended and Restated SciPlay Corporation Long-Term Incentive Plan, as it may be amended or restated from time to time.
“Company Preferred Stock” shall have the meaning set forth in Section 4.2(a).
“Company Restricted Stock Unit” shall mean each restricted stock unit or deferred stock unit granted pursuant to the Company Plan, excluding Company Performance Restricted Stock Units.
“Company Stockholders” shall have the meaning set forth in the Recitals.
“Company Subsidiary” shall have the meaning set forth in Section 4.1.
“Confidentiality Agreement” shall mean the nondisclosure agreement, dated as of October 4, 2021, between the Company and Parent.
“Consent” shall have the meaning set forth in Section 4.4(b).
“Continuing Employees” shall have the meaning set forth in Section 6.9(a).
“Contract” shall mean any written contract, agreement, commitment, franchise, indenture, lease or license.
“COVID-19” shall mean the COVID-19 pandemic, including any evolutions or mutations of the COVID-19 disease, any “second” or “subsequent” waves and any further epidemics or pandemics arising therefrom.
“COVID-19 Measures” shall mean any quarantine, “shelter in place”, “stay at home”, workforce reduction (or any other measures affecting the compensation or benefits of the employees of the Company or any of its Subsidiaries), reduced capacity, social distancing, shut down, closure, sequester, safety or similar Law, directive or guidelines promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the Coronavirus Aid, Relief and Economic Security Act, as may be amended, and the Families First Coronavirus Response Act, as may be amended.
“D&O Insurance” shall have the meaning set forth in Section 6.7(c).
“DTC” shall have the meaning set forth in Section 3.2(c)(ii)(A).
“EBITDA” shall mean, with respect to a Person, the net income of such Person (as determined in accordance with GAAP) before interest, taxes, depreciation and amortization.
“Effective Time” shall have the meaning set forth in Section 2.3.
“Equity Award Exchange Ratio” shall have the meaning set forth in Section 3.4(a)(i).

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Exchange Fund” shall have the meaning set forth in Section 3.2(a).
“Excluded Shares” shall have the meaning set forth in Section 3.1(b).
“Final Purchase Date” shall have the meaning set forth in Section 3.4(b).
“GAAP” shall mean the United States generally accepted accounting principles, consistently applied.
“Gaming Authority” shall mean any Governmental Authority with regulatory control or jurisdiction over the manufacture, sale, distribution or operation of gaming equipment or systems, the design, operation or distribution of internet gaming services or products, the ownership or operation of any current or contemplated casinos, or the ownership or conduct of online gaming products and services or other gaming activities and operations.
“Governmental Authority” shall mean any United States or foreign (whether national, federal, state, local or otherwise) or tribal government or any political subdivision thereof, or any governmental, regulatory, judicial or administrative authority, instrumentality, agency, board, bureau or commission, including any Gaming Authority.
“Indebtedness” shall mean, with respect to any Person, without duplication: (a) any obligations for borrowed money, (b) any obligations evidenced by bonds, notes, debentures, letters of credit or similar instruments, (c) any capital lease obligations, (d) any net obligations in respect of interest rate, currency or commodity swaps, collars, caps, hedges, futures contract, forward contract, option or other derivative instruments or arrangements and (e) any obligations to guarantee any of the foregoing types of obligations on behalf of any Person; provided, however, that, with respect to the Company, “Indebtedness” shall not be deemed to include any intercompany Indebtedness to the extent owing by the Company to any of its Subsidiaries, by a Subsidiary of the Company to the Company or by one Subsidiary of the Company to another Subsidiary of the Company.
“Indemnitee” shall mean (a) any individual who, on or prior to the Effective Time, was an officer, director, manager, member or employee of the Company or served on behalf of the Company as an officer, director, manager, member or employee of any of the Company’s Subsidiaries or Affiliates or any of their predecessors in their capacities as such and the heirs, executors, trustees, fiduciaries and administrators of such officer, director, manager, member or employee and (b) each other Person who at the Effective Time is, or at any time prior to the Effective Time was, indemnified or entitled to be indemnified by the Company or its Subsidiaries pursuant to the Organizational Documents of the Company and its Subsidiaries as in effect on the date of this Agreement or in any agreement in existence as of the date of this Agreement providing for indemnification or advancement of expenses between the Company or any of its Subsidiaries and any such Person.
“Information Statement” shall have the meaning set forth in Section 6.3(a).
“Intellectual Property Rights” shall mean all intellectual property and other similar proprietary rights, whether registered or unregistered, including all U.S. and foreign (i) patents, patent applications, invention disclosures, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, and extensions thereof, and any counterparts claiming priority therefrom, (ii) trademarks, service marks, logos, trade dress, trade names, corporate names and domain names, together with the goodwill symbolized by any of the foregoing, (iii) copyrights and copyrightable subject matter, (iv) rights in Software, (v) trade secrets and rights in other confidential information, including rights in ideas, know-how, inventions (whether patentable or unpatentable and whether or not reduced to practice), proprietary processes, formulae, models, and methodologies, (vi) all rights of publicity and other rights to use the names and likeness of individuals, (vii) rights in designs and (viii) all applications and registrations for the foregoing.
“Intentional Breach” shall mean, with respect to any representation, warranty, agreement or covenant of a Party in this Agreement, an action or omission taken or omitted to be taken by such Party in material breach of such representation, warranty, agreement or covenant that the breaching Party intentionally takes (or fails to take) and with the actual knowledge that such action or omission would, or would reasonably be expected to, cause such material breach of such representation, warranty, agreement or covenant.
“Knowledge” shall mean (i) with respect to the Company, the actual knowledge of the individuals set forth in Section 1.1(a) of the Company Disclosure Letter after reasonable inquiry of the other executives and managers having primary responsibility for such matters and (ii) with respect to Parent or Merger Sub, the actual knowledge of the individuals set forth in Section 1.1(a) of the Parent Disclosure Letter after reasonable inquiry of the other executives and managers having primary responsibility for such matters.
“Law” shall mean any and all domestic (federal, state or local), tribal or foreign laws, rules, regulations, orders, judgments or decrees promulgated by any Governmental Authority.
“Lazard” shall have the meaning set forth in Section 4.7.
“Lease” shall mean any lease, sublease, sub-sublease, license and other agreement under which a Person leases, subleases, licenses, uses or occupies (in each case whether as landlord, tenant, sublandlord, subtenant or by other occupancy arrangement), or has the right to use or occupy, now or in the future, any real property, including all material modifications, amendments, supplements, waivers and side letters thereto.
“Lien” shall mean liens (statutory or other), claims, mortgages, encumbrances, pledges, security interests, easements, rights-of-way, covenants, conditions, restrictions, options, rights of first offer or refusal, third party rights, limitations on voting rights, encroachments, title defects or charges of any kind or nature whatsoever, excluding restrictions imposed by securities Laws.
“Merger” shall have the meaning set forth in the Recitals.
“Merger Closing” shall have the meaning set forth in Section 2.2.
“Merger Closing Date” shall have the meaning set forth in Section 2.2.
“Merger Consideration” shall have the meaning set forth in Section 3.1(c)(i).
“Merger Sub” shall have the meaning set forth in the Preamble.
“NASDAQ” shall mean the Nasdaq Global Select Market, or any successor exchange.
“NRS” shall mean the applicable provisions of the Nevada Revised Statutes.
“Order” shall mean any decree, order, judgment, injunction, temporary restraining order or other order in any suit or Proceeding by, before or with any Governmental Authority.
“Organizational Documents” shall mean (a) with respect to a corporation, the charter, articles or certificate of incorporation, as applicable, and bylaws thereof, (b) with respect to a limited liability company, the certificate of formation or articles of organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership, the certificate of formation or partnership and the partnership agreement, and (d) with respect to any other Person, the organizational, constituent and/or governing documents and/or instruments of such Person.
“Parent” shall have the meaning set forth in the Preamble.
“Parent Board” shall have the meaning set forth in the Recitals.
“Parent Common Stock” shall mean shares of common stock, par value $0.001 per share, of Parent.
“Parent Disclosure Letter” shall have the meaning set forth in the preamble to Article V.
“Parent Material Adverse Effect” shall mean any change, effect, development or circumstance that, individually or in the aggregate, prevents or materially impairs or delays, or would reasonably be expected to prevent or materially impair or delay, the ability of Parent or Merger Sub to consummate the Merger and the other Transactions.
“Party” or “Parties” shall mean each of the Company, Parent and Merger Sub.

“Paying Agent” shall have the meaning set forth in Section 3.2(a).
“Permitted Liens” shall mean, with respect to any Party, (a) any Lien for Taxes or utilities not yet due or delinquent and Liens for Taxes being contested in good faith or for which adequate accruals or reserves have been established on the financial statements of such Party (if such accruals or reserves are required pursuant to GAAP); (b) any zoning and other land use restrictions; (c) Liens that will be removed prior to or on the Merger Closing; (d) survey exceptions, utility easements, rights of way and similar agreements, easements, covenants, reservations, restrictions and Liens that are imposed by any Governmental Authority having jurisdiction thereon or by Law or otherwise or typical for the applicable property type and locality; provided, however, that such Liens do not, individually or in the aggregate, materially impair current occupancy, materially detract from the value of, or materially impair the present or continued use and operation of the affected asset (and excluding in all events any Liens securing the payment of money); (e) Liens disclosed on existing title reports or existing surveys provided to the other Parties; (f) Liens that would be shown on a title report, an accurate survey or a personal inspection of the property; provided, however, that such Liens do not, individually or in the aggregate, materially impair current occupancy, materially detract from the value of, or materially impair the present or continued use and operation of the affected asset (and excluding in all events any Liens securing the payment of money); (g) construction, mechanic’s, materialmen’s, laborer’s, workmen’s, repairmen’s, carrier’s and similar Liens, including all statutory Liens, arising or incurred in the ordinary course of business consistent with past practice; provided, however, that the underlying obligations (i) are not yet due and payable or (ii) are being contested in good faith by appropriate proceeding; (h) rights of parties in possession pursuant to Leases disclosed to the other Parties; (i) licenses or other grants of rights to use Intellectual Property Rights; or (j) Liens which are set forth in any permits, licenses, governmental authorizations, registrations or approvals that have been made available to the other Parties.
“Person” shall mean an individual, a corporation (including a non-for-profit corporation), general or limited partnership, limited liability company, unlimited liability company, joint venture, association, Governmental Authority, unincorporated organization, trust or any other entity of any kind or nature.
“Principal Company Stockholders” shall mean (i) LNW Social Holding Company I, LLC, a Nevada limited liability company and indirect wholly owned Subsidiary of Parent, to the extent and for so long as it holds shares of Company Class B Common Stock or Common Units, and (ii) any other wholly owned Subsidiary of Parent that may, following the date of this Agreement, hold shares of Company Class B Common Stock or Common Units in accordance with the terms hereof.
“Proceeding” shall mean a claim, suit, charge, complaint, action, inquiry, audit, examination, litigation, arbitration, mediation, proceeding or investigation, in each case of any nature (whether criminal, civil, legislative, administrative, regulatory, prosecutorial, arbitral or otherwise).
“Representatives” shall mean, with respect to any Person, any Subsidiary of such Person and such Person’s and each of its Subsidiaries’ directors (in their capacity as such), officers, employees, investment bankers, financial advisors, attorneys, accountants or other advisors, agents or representatives.
“Requisite Company Stockholder Approval” shall have the meaning set forth in Section 4.3(a).
“Restraints” shall have the meaning set forth in Section 7.1(b).
“Schedule 13E-3” shall have the meaning set forth in Section 6.3(a).
“SciPlay Parent Company” shall mean SciPlay Parent Company, LLC, a Nevada limited liability company.
“SciPlay Parent Operating Agreement” shall mean the Amended and Restated Operating Agreement of SciPlay Parent Company, LLC, dated as of May 2, 2019.
“SEC” shall mean the Securities and Exchange Commission.
“Secretary of State” shall mean the Secretary of State of the State of Nevada.
“Securities Act” shall mean the Securities Act of 1933, as amended.

“Software” shall mean all computer software, programs (whether in source code, object code, human-readable form or other form), applications, algorithms, user interfaces, application programming interfaces, diagnostics, software development tools and kits, templates, menus, analytics and tracking tools, compilers, library functions, version control systems, operating system virtualization environments, databases and compilations, including data and collections of data, whether machine-readable or otherwise, technology supporting the foregoing, together with all boot, compilation, configuration, debugging, performance analysis and runtime files, libraries, data, documentation, including user manuals and training materials, related to any of the foregoing, and any cloud storage containing any of the foregoing.
“Solvent” shall mean, with respect to any Person and with respect to a particular date, that on such date: (i) the sum of the property and assets of such Person, at a fair valuation, exceeds the sum of its debts; (ii) the fair value of the property and assets of such Person exceeds the amount that will be required to pay such Person’s probable liabilities on its existing debts as they become absolute and mature; (iii) such Person does not have an unreasonably small amount of capital to carry on its business; and (iv) such Person will be able to pay its debts, liabilities or obligations, as of such date, including contingent and other liabilities, as they mature. For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, as of such date, including contingent and other liabilities, as they mature” shall mean that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they mature.
“Special Committee” shall have the meaning set forth in the Recitals.
“Stockholder Written Consent” shall have the meaning set forth in the Recitals.
“Stockholder Written Consent Delivery Date” shall have the meaning set forth in Section 6.2.
“Subsidiary” of any Person shall mean any corporation, partnership, joint venture or other legal entity of which such Person (either above or through or together with any other Subsidiary) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, joint venture or other legal entity. Notwithstanding the foregoing, neither the Company nor any Subsidiary of the Company shall be deemed to be a Subsidiary of Parent or any other Subsidiary of Parent for purposes of this Agreement.
“Surviving Corporation” shall have the meaning set forth in Section 2.1.
“Surviving Corporation Class B Common Stock” shall have the meaning set forth in the Recitals.
“Tail Policies” shall have the meaning set for the in Section 6.7(c).
“Takeover Statute” shall mean any “fair price”, “moratorium”, “interested stockholder”, “control share acquisition”, “business combination” or other anti-takeover Law or similar Law enacted under state or federal Law, including NRS 78.378 through 78.3793, inclusive, and NRS 78.411 through 78.444, inclusive.
“Tax” shall mean any and all taxes, fees, levies, duties, tariffs, imposts, and other similar charges (together with any and all interest, penalties and additions to tax) imposed by any governmental or taxing authority including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs’ duties, tariffs, and similar charges.
“Termination Date” shall have the meaning set forth in Section 8.1(b)(i).
“Third Party” shall mean any Person or group other than Parent, Merger Sub and their respective Affiliates.
“Trading Day” shall mean a day on which shares of Parent Common Stock are traded on the NASDAQ or, if the Parent Common Stock is not then listed on the NASDAQ, then the principal securities market on which the Parent Common Stock is then listed or quoted.

“Transaction Litigation” shall have the meaning set forth in Section 6.8.
“Transactions” shall have the meaning set forth in the Recitals.
ARTICLE II
THE MERGER
SECTION 2.1.   The Merger.   Upon the terms and subject to the conditions of this Agreement, and in accordance with the NRS, at the Effective Time, Merger Sub shall be merged with and into the Company, whereupon the separate corporate existence of Merger Sub shall cease, and the Company shall continue its corporate existence under the name “SciPlay Corporation” as the surviving corporation (the “Surviving Corporation”) and shall continue to be governed by the laws of the State of Nevada.
SECTION 2.2.   Merger Closing.   The closing of the Merger (the “Merger Closing”) will be effectuated electronically (a) at 9:00 a.m., Las Vegas time, on the second (2nd) Business Day after satisfaction or (to the extent permitted by Law) waiver of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Merger Closing, but subject to the satisfaction or (to the extent permitted by Law) waiver of those conditions) or (b) at such other time or date as agreed to in writing by the Parties. The date on which the Merger Closing occurs is referred to in this Agreement as the “Merger Closing Date.”
SECTION 2.3.   Effective Time.   Subject to the provisions of this Agreement, as promptly as reasonably practicable on the Merger Closing Date, the Parties shall cause the articles of merger with respect to the Merger, in such form as is required by, and executed in accordance with, the NRS (the “Articles of Merger”), to be filed with the Secretary of State, and the Parties shall make all other filings, recordings or publications required under the NRS in connection with the Merger. The Merger shall become effective on such date and time as the Articles of Merger are duly filed with and accepted by the Secretary of State or at such later date and time as permitted under the NRS and as Parent and the Company shall agree and specify in the Articles of Merger. The date and time at which the Merger becomes effective is referred to in this Agreement as the “Effective Time”.
SECTION 2.4.   Effects of the Merger.   The Merger shall have the effects set forth in this Agreement and the NRS. Without limiting the generality of the foregoing but subject thereto, by virtue of the Merger and without further act or deed, from and after the Effective Time, the Surviving Corporation shall possess all properties, rights, privileges, powers and franchises of the Company and Merger Sub and all of the claims, obligations, liabilities, debts and duties of the Company and Merger Sub shall become the claims, obligations, liabilities, debts and duties of the Surviving Corporation.
SECTION 2.5.   Articles of Incorporation and Bylaws of the Surviving Corporation.   Subject to Section 6.7, at the Effective Time, (a) the articles of incorporation of the Surviving Corporation shall be amended and restated in their entirety to read as set forth on Exhibit A attached hereto and (b) the bylaws of the Surviving Corporation shall be amended and restated in their entirety to be identical to the bylaws of Merger Sub as in effect immediately prior to the Effective Time (except that references therein to the name of Merger Sub shall be replaced by references to the name of the Surviving Corporation), in each case, until thereafter amended in accordance with applicable Law and the articles of incorporation and bylaws of the Surviving Corporation.
SECTION 2.6.   Board of Directors.   Subject to applicable Law, each Party shall take all necessary action to ensure that the board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of all of the directors of Merger Sub immediately prior to the Effective Time, each to serve in such capacity until their respective successors shall have been duly elected or appointed and qualified, or until their earlier death, incapacitation, retirement, resignation or removal in accordance with applicable Law and the articles of incorporation and bylaws of the Surviving Corporation.
SECTION 2.7.   Officers.   The officers of the Company as of immediately prior to the Effective Time shall be the officers of the Surviving Corporation as of and immediately following the Effective Time, each to serve in such capacity until their respective successors shall have been duly elected or appointed and qualified, or until their earlier death, incapacitation, retirement, resignation or removal in accordance with applicable Law and the articles of incorporation and bylaws of the Surviving Corporation.
ARTICLE III
EFFECT OF THE MERGER ON CAPITAL STOCK;
EXCHANGE OF CERTIFICATES; EQUITY AWARDS
SECTION 3.1.   Effect on Securities.   At the Effective Time, by virtue of the Merger and without any action on the part of Parent, the Company, Merger Sub or the holders of any securities of Parent, the Company or Merger Sub:
(a)   Cancellation of Treasury Stock.   Each share of Company Common Stock held by the Company as treasury stock immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof.
(b)   Treatment of Class B Common Stock and Certain Other Stock.   (i) Each share of Company Class B Common Stock issued and outstanding immediately prior to the Effective Time shall remain in existence following the Effective Time as a share of Surviving Corporation Class B Common Stock, but no holder thereof shall be entitled to receive any Merger Consideration therefor, and no other consideration or payment shall be delivered in exchange therefor or in respect thereof in connection with the Merger, and (ii) each share of Company Class A Common Stock held by Parent, Merger Sub or any other direct or indirect wholly owned Subsidiary of Parent as of immediately prior to the Effective Time not held on behalf of third parties shall automatically be cancelled and shall cease to exist, no holder thereof shall be entitled to receive any Merger Consideration therefor, and no other consideration or payment shall be delivered in exchange therefor or in respect thereof (the Company Common Stock described in Section 3.1(a) and clauses (i) and (ii) of this Section 3.1(b), collectively, the “Excluded Shares”).
(c)   Conversion of Company Class A Common Stock.
(i)   Each share of Company Class A Common Stock issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares) shall be converted automatically into the right to receive $22.95 in cash, without interest (the “Merger Consideration”).
(ii)   Each share of Company Class A Common Stock to be converted into the right to receive the Merger Consideration as provided in Section 3.1(c)(i) shall, by virtue of the Merger and without any action on the part of the holders thereof, no longer be outstanding and shall be automatically cancelled and shall cease to exist, and the holders of certificates (the “Certificates”) or book-entry shares (“Book-Entry Shares”) which immediately prior to the Effective Time represented such Company Class A Common Stock shall cease to have any rights with respect to such Company Class A Common Stock other than the right to receive, upon surrender of such Certificates (or affidavits of loss in lieu thereof in accordance with Section 3.5) or Book-Entry Shares in accordance with Article III, the Merger Consideration, without interest thereon, in accordance with the procedures set forth in Article III. Pursuant to Section 3.2(c)(ii)(C), holders of Book-Entry Shares shall have the right to receive, in accordance with Section 3.2, such Merger Consideration without any requirement to deliver the Certificates or a letter of transmittal.
(d)   Conversion of Merger Sub Capital Stock.   Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and non-assessable share of Class A common stock, par value $0.001 per share, of the Surviving Corporation, and such share of Class A common stock of the Surviving Corporation resulting from the conversion of shares of common stock of Merger Sub pursuant to this Section 3.1(d), together with shares of Company Class B Common Stock remaining in existence following the Effective Time as shares of Surviving Corporation Class B Common Stock pursuant to Section 3.1(b)(i), shall constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately following the Effective Time.

(e)   Equitable Adjustment.   Notwithstanding anything in this Agreement to the contrary, if, at any time during the period between the date of this Agreement and the earlier of the Effective Time and termination of this Agreement in accordance with Article VIII, any change in the issued and outstanding shares of Company Common Stock, or securities convertible into or exchangeable into or exercisable for shares of Company Common Stock, shall occur as a result of any reclassification, recapitalization or stock split (including a reverse stock split), any subdivision, combination, exchange or readjustment of shares, any stock dividend or stock distribution with a record date during such period, any merger or issuer tender or any other similar transaction, the Merger Consideration and any other similarly dependent item shall be equitably adjusted, without duplication, to reflect such change to provide the holders of shares of Company Common Stock the same economic effect as contemplated by this Agreement prior to such event; provided, however, that nothing in this Section 3.1(e) shall be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement or to prevent Parent or Merger Sub from exercising any remedies that may be available to them as a result of any such change.
SECTION 3.2.   Exchange of Certificates.
(a)   Designation of Paying Agent; Deposit of Exchange Fund.   Prior to the Effective Time, Parent shall designate a bank or trust company, the identity and the terms of appointment of which shall be reasonably acceptable to the Company (the “Paying Agent”), it being agreed by the parties that American Stock Transfer & Trust Company, LLC is acceptable, for the payment of the Merger Consideration, as provided in this Article III and, in connection therewith, prior to the Effective Time, Parent shall enter into an agreement with the Paying Agent in a form reasonably acceptable to the Company. At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of shares of Company Class A Common Stock outstanding immediately prior to the Effective Time (other than holders of the Excluded Shares), for payment of the Merger Consideration, cash constituting an amount sufficient to pay the aggregate Merger Consideration payable under Section 3.1(c)(i) (such aggregate cash amount deposited with the Paying Agent, the “Exchange Fund”). In the event the Exchange Fund shall be insufficient to make the payments contemplated by Section 3.2(c), Parent shall promptly deposit, or cause to be deposited, additional funds with the Paying Agent in an amount which is equal to the deficiency in the amount required to make such payment. Nothing contained in this Section 3.2(a) and no investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any holder of shares of Company Class A Common Stock to receive the Merger Consideration that such holder is entitled to receive pursuant to this Article III. Parent shall cause the Exchange Fund to be (i) held for the benefit of the holders of shares of Company Class A Common Stock that were converted pursuant to Section 3.1(c)(i) and (ii) applied promptly to making the payments pursuant to Section 3.1(c)(i). The Exchange Fund shall not be used for any purpose other than a purpose expressly provided for in this Agreement.
(b)   As promptly as practicable following the Effective Time and in any event not later than the second (2nd) Business Day thereafter, Parent shall cause the Paying Agent to mail (and to make available for collection by hand) to each holder of record of a Certificate (other than Certificates representing Excluded Shares) that immediately prior to the Effective Time represented outstanding shares of Company Class A Common Stock that were converted pursuant to Section 3.1(c)(i) (i) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates, as applicable, shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) to the Paying Agent and which shall be in the form and have such other provisions as Parent and the Company may reasonably specify and (ii) instructions for use in effecting the surrender of the Certificates (or affidavit of loss in lieu thereof) in exchange for the Merger Consideration, as provided in Section 3.1(c)(i), the form and substance of which letter of transmittal and instruction shall be as reasonably agreed by the Company and Parent and prepared prior to the Merger Closing Date.
(c)   Surrender Procedures.
(i)   Certificates.   Following the Effective Time, upon surrender of a Certificate (or affidavit of loss in lieu thereof) for cancellation to the Paying Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor and Parent shall cause the Paying Agent to pay in exchange therefor, as promptly as practicable, the Merger Consideration that such holder is entitled to receive pursuant to Section 3.1(c)(i), and the Certificates surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Company Class A Common Stock that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration, as provided in Section 3.1(c)(i), may be made to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and presented to the Paying Agent (and accompanied by all documents reasonably required by the Paying Agent) and the Person requesting such payment shall pay, or cause to be paid, any transfer or other taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of Paying Agent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 3.2(c), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration, as provided by this Article III, theretofore represented by such Certificate.
(ii)   Book-Entry Shares.
(A)   With respect to Book-Entry Shares not held through the Depository Trust Company (“DTC”), as promptly as reasonably practicable after the Effective Time, and in any event not later than the second (2nd) Business Day thereafter, Parent shall cause the Paying Agent to mail to the holder of record of such Book-Entry Shares (x) a notice advising such holders of the effectiveness of the Merger and (y) a check in the amount (after giving effect to any required withholdings under applicable Tax Law as provided in Section 3.6) of the sum of the Merger Consideration that such holder is entitled to receive pursuant to Section 3.1(c)(i) and any unpaid dividends or other distributions that such holder has the right to receive pursuant to this Article III.
(B)   With respect to Book-Entry Shares held through DTC, Parent and the Company shall cooperate to establish procedures with the Paying Agent and DTC to ensure that the Paying Agent will transmit to DTC or its nominees, as soon as reasonably practicable after the Effective Time, upon surrender of Book-Entry Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures, the Merger Consideration to be paid pursuant to this Article III.
(C)   Notwithstanding anything to the contrary contained in this Agreement, any holder of Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to Section 3.1(c)(i). With respect to Book-Entry Shares, payment of the Merger Consideration pursuant to this Article III shall only be made to the Person in whose name such Book-Entry Shares are registered in the stock transfer books of the Company as of the Effective Time.
(iii)   No Interest.   No interest will be paid or accrued on any amount payable for shares of Company Class A Common Stock pursuant to this Article III.
(d)   Termination of Exchange Fund.   Any portion of the Exchange Fund which remains unclaimed by the applicable holders of Company Class A Common Stock one year after the Effective Time shall be delivered to Parent, upon demand, and any such holders prior to the Merger who have not theretofore complied with this Article III shall thereafter look only to Parent for payment of their claims for the Merger Consideration that such holder is entitled to receive pursuant to Section 3.1(c)(i).
(e)   No Liability.   None of Parent, Merger Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any Person in respect of any portion of the Exchange Fund properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any amounts remain unclaimed by the applicable holders of Company Class A Common Stock at such time at which such amounts would otherwise escheat to or become the property of any Governmental Authority, such amounts shall become, to the extent permitted by applicable Law, the property of Parent or its designee, free and clear of all claims or interest of any Person previously entitled thereto.
(f)   Investment of Exchange Fund.   The Paying Agent shall invest any cash included in the Exchange Fund as directed by Parent or, after the Effective Time, the Surviving Corporation; provided that (i) no such investment shall relieve Parent or the Paying Agent from making the payments required by this Article III, and following any losses Parent shall promptly provide additional funds to the Paying Agent for the benefit of the holders of Company Class A Common Stock in the amount of such losses, (ii) no such investment shall have maturities that could prevent or delay payments to be made pursuant to this Agreement, and (iii) such investments shall be in short-term obligations of the United States of America with maturities of no more than thirty (30) days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America. Any interest or income produced by such investments will be payable to the Surviving Corporation or Parent, as directed by Parent.
SECTION 3.3.   Common Units.   At the Effective Time, in accordance with Section (F) of Article VI of the Charter and Section 11.01 of SciPlay Parent Operating Agreement and subject to Section 6.15, each holder of a Common Unit issued and outstanding immediately prior to the Effective Time shall be entitled, upon the election of such holder exercisable not later than ten (10) Business Days after the Effective Time, to exchange each such Common Unit for the Merger Consideration that is payable with respect to one share of Company Class A Common Stock as provided in Section 3.1(c).
SECTION 3.4.   Equity Awards; Employee Stock Purchase Plan.
(a)   Treatment of Company Performance Restricted Stock Units; Company Restricted Stock Units.
(i)   Company Performance Restricted Stock Units.   At the Effective Time, each Company Performance Restricted Stock Unit that is outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the holder thereof, be converted into a performance restricted stock unit award denominated in shares of Parent Common Stock on the same terms and conditions as were applicable to such Company Performance Restricted Stock Unit immediately prior to the Effective Time (including with respect to vesting and timing of payment, including that the performance-based vesting conditions shall continue to be based on the performance of the business and operations of the Company, subject to the terms set forth on Section 3.4(a)(i) of the Company Disclosure Schedule), with respect to a target number of shares of Parent Common Stock determined by multiplying (x) the target number of shares of Company Class A Common Stock subject to such Company Performance Restricted Stock Unit by (y) the Equity Award Exchange Ratio, and rounding the resulting number up to the nearest whole number of shares of Parent Common Stock. For purposes of this Agreement, “Equity Award Exchange Ratio” shall mean a fraction, (1) the numerator of which is the Merger Consideration and (2) the denominator of which is the Average Parent Stock Price.
(ii)   Company Restricted Stock Units.   At the Effective Time, each Company Restricted Stock Unit that is outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the holder thereof, (A) if granted to a non-employee member of the Company Board, be cancelled and shall only entitle the holder of such Company Restricted Stock Unit to receive (without interest), as soon as reasonably practicable after the Effective Time (but in any event no later than three (3) Business Days after the Effective Time (or on such later date if required to comply with Section 409A of the Code)) an amount in cash equal to the product determined by multiplying (x) the number of shares of Company Class A Common Stock subject to such Company Restricted Stock Unit immediately prior to the Effective Time by (y) the Merger Consideration, less applicable Taxes required to be withheld with respect to such payment, and (B) if not granted to an individual described in clause (A), be converted into a restricted stock unit award denominated in shares of Parent Common Stock on the same terms and conditions as were applicable to such Company Restricted Stock Unit immediately prior to the Effective Time (including with respect to vesting and timing of payment), with respect to a number of shares of Parent Common Stock determined by multiplying (x) the number of shares of Company Class A Common Stock subject to such Company Restricted Stock Unit immediately prior to the Effective Time by (y) the Equity Award Exchange Ratio, and rounding the resulting number up to the nearest whole number of shares of Parent Common Stock.
(iii)   Prior to the Effective Time, the Company Board (or, if appropriate, any committee administering the Company Plan) will adopt any resolutions and take any actions that are necessary or appropriate to give effect to this Section 3.4(a). The Company shall take all actions necessary to ensure that, from and after the Effective Time, neither Parent nor the Surviving Corporation will be required to deliver shares of Company Common Stock or other equity interests of the Company to any Person pursuant to or in settlement of Company Performance Restricted Stock Units or Company

Restricted Stock Units. Promptly following the Effective Time, Parent shall file a registration statement on Form S-8, or utilize a pre-existing registration statement on Form S-8, with respect to the Parent Common Stock subject to the converted Company Performance Restricted Stock Units and the converted Company Restricted Stock Units, as required under the Securities Act.
(iv)   Parent shall, or shall cause Merger Sub or the Company to, pay through the Company’s payroll any cash amounts payable pursuant to this Section 3.4(a) held by current or former employees of the Company or its Subsidiaries (net of any withholding Taxes required to be deducted and withheld by applicable Law); provided that to the extent the holder of a Company Performance Restricted Stock Unit or a Company Restricted Stock Unit, as applicable, is not, and was not at any time during the vesting period of a Company Performance Restricted Stock Unit or a Company Restricted Stock Unit, as applicable, an employee of the Company or any of its Subsidiaries for employment Tax purposes, Parent, at its election, shall pay, or cause to be paid, the amounts payable pursuant to this Section 3.4(a) in (x) the manner described in Section 3.2 or (y) in the same manner as utilized by the Company in making other payments that are not compensation for employment Tax purposes to such persons.
(b)   Treatment of Employee Stock Purchase Plan.   As soon as reasonably practicable following the date of this Agreement and in any event prior to the Effective Time, the Company shall take all actions (including obtaining any necessary determinations and/or resolutions of the Company Board or a committee thereof and, if appropriate, amending the terms of the Company ESPP) that may be necessary or required under the Company ESPP and applicable Laws and appropriate to ensure that (i) the offering period in effect on the date hereof under the Company ESPP ends no later than the tenth (10th) day preceding the Effective Time (the “Final Purchase Date”), (ii) no new purchase or offering period under the Company ESPP commences on or following the date hereof, (iii) participation in the offering period in effect on the date hereof shall be limited to those eligible employees who are participants on the date of this Agreement (and the Company shall ensure that such participants may not increase their payroll deductions or purchase elections from those in effect immediately prior to the date of this Agreement), (iv) the applicable purchase price for shares of Company Common Stock shall not be decreased below the levels set forth in the Company ESPP as of the date of this Agreement and (v) as of the Effective Time, the Company ESPP shall terminate in its entirety and no further rights shall be granted or exercised under the Company ESPP thereafter. The Company shall (if necessary) notify each participant in writing, at least ten (10) days prior to the Final Purchase Date, that the then-current purchase date for the participant’s option under the Company ESPP has been changed to the Final Purchase Date and that the participant’s option shall be exercised automatically on the Final Purchase Date, unless prior to such date the participant withdraws from the then-current offering period. On the Final Purchase Date, the Company shall apply all funds credited as of such date under such Company ESPP within each participant’s payroll withholding account to the purchase of whole shares of Company Common Stock in accordance with the terms of the Company ESPP.
SECTION 3.5.   Lost Certificates.   If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit in form and substance reasonably acceptable to the Paying Agent of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Parent or the Surviving Corporation, the posting by such Person of a bond, in such customary and reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration, as provided in this Article III, in respect thereof.
SECTION 3.6.   Withholdings.   Each of Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement such amounts as Parent, the Surviving Corporation or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Code or any provision of applicable Law; provided, that Parent shall provide timely notice to the affected Persons of its intention to withhold, setting forth in such notice sufficient detail the legal grounds therefor and shall reasonably cooperate with the applicable Persons to reduce such withholding. To the extent that amounts are so withheld, such withheld amounts shall be (i) timely remitted by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as applicable, to the applicable Governmental Authority and (ii) treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, the Surviving Corporation or the Paying Agent.

SECTION 3.7.   Transfers; No Further Ownership Rights.   The Merger Consideration paid upon the surrender of and in exchange for shares of Company Class A Common Stock (other than the Excluded Shares) in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all ownership rights pertaining to such Company Class A Common Stock, and at the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no registration of transfers on the stock transfer books of the Surviving Corporation of the equity interests of the Company that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of shares of Company Class A Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares except as otherwise provided for herein or by applicable Law. Subject to the last sentence of Section 3.2(d), if Certificates are presented to the Surviving Corporation or Parent for purported transfer following the Effective Time, they shall be cancelled against delivery of the Merger Consideration, as provided in Section 3.1(c)(i), for each share of Company Common Stock formerly represented by such Certificates.
SECTION 3.8.   No Appraisal Rights.   Pursuant to NRS 92A.390, no holder of any shares of Company Class A Common Stock shall have or be entitled to assert appraisal or dissenter’s rights as a result of or in connection with the Agreement, the Merger and the other Transactions.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as (i) and to the extent disclosed in any form, report, schedule, statement or other document (including all amendments thereto) filed with, or furnished to, the SEC by the Company and publicly available prior to the date hereof (but excluding any forward-looking disclosures set forth in any risk factor section, any disclosure in any section relating to forward-looking statements, any other disclosures included in any such form, report, schedule, statement or other document to the extent they are predictive or forward-looking in nature, but including any factual information contained in such sections, statements or disclosures); provided that in no event shall any disclosure in any such form, report, schedule, statement or other document qualify or limit the representations and warranties of the Company set forth in Sections 4.2, 4.3, 4.7 or 4.8, or (ii) disclosed in the corresponding section of the Company Disclosure Letter (it being understood that any information set forth in one section or subsection of the Company Disclosure Letter shall be deemed to be disclosure with respect to, and shall apply to and qualify, the section or subsection of this Agreement to which it corresponds in number, and whether or not an explicit reference or cross-reference is made, each other section or subsection of this Agreement to the extent that it is reasonably apparent on the face of such disclosure that such information, item or matter is relevant to such other section or subsection), the Company hereby represents and warrants to Parent and Merger Sub as follows:
SECTION 4.1.   Organization and Qualification; Subsidiaries.   The Company and each of its Subsidiaries (each, a “Company Subsidiary”) is duly organized or formed, validly existing and (to the extent applicable) in good standing, under the laws of its jurisdiction of organization or formation (in the case of good standing, to the extent such jurisdiction recognizes such concept), has the requisite corporate or similar entity power and authority to conduct its business as it is now being conducted, except where the failure to be (to the extent applicable) in good standing or to have such power and authority would not constitute a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified or licensed as a foreign entity to do business in each jurisdiction in which the ownership or leasing of its properties or where the nature of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or to be in good standing would not constitute a Company Material Adverse Effect or prevent or materially impair or delay the ability of the Company to perform its obligations hereunder or consummate the Transactions.
SECTION 4.2.   Capitalization; Subsidiaries.
(a) As of the date hereof, the authorized capital stock of the Company consists of 625,000,000 shares of Company Class A Common Stock, 130,000,000 shares of Company Class B Common Stock and 10,000,000 shares of preferred stock, par value $0.001 per share, of the Company (the “Company Preferred Stock”). At the close of business on August 3, 2023 (the “Capitalization Date”), (i) 21,218,896 shares of Company Class A Common Stock were issued and outstanding, (ii) 1,605,382 shares of Company Class A

Common Stock were subject to outstanding Company Restricted Stock Units, (iii) 212,105 shares of Company Class A Common Stock were subject to outstanding Company Performance Restricted Stock Units (assuming the achievement of applicable performance goals at the target level), (iv) 3,179,030 shares of Company Class A Common Stock were available for issuance for awards not yet granted under the Company Plan, (v) 103,547,021 shares of Company Class B Common Stock were issued and outstanding and (vi) no shares of Company Preferred Stock were issued or outstanding. Except as set forth above or in connection with the conversion of any Common Units, at the close of business on the Capitalization Date, no shares of capital stock of, or other equity, voting or ownership interests in, the Company, or options, warrants or other rights to acquire any such stock or securities were issued, reserved for issuance or outstanding. All outstanding shares of capital stock of the Company, and all such shares that may be issued prior to the Merger Closing Date will be, when issued, duly authorized, validly issued, fully paid and non-assessable.
(b)   Except as set forth in this Section 4.2(b), the Common Units and as expressly permitted under Section 6.1, there are no rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind by which the Company or any of its Subsidiaries is bound obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, shares of Company Class A Common Stock or the capital stock or other securities of the Company or any Company Subsidiaries or any securities or obligations convertible into, or exchangeable or exercisable for, valued by reference to or giving any Person a right to subscribe for or acquire, any shares of Company Class A Common Stock or any securities of the Company or any Company Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. All of the outstanding shares of capital stock of, or other equity, voting or ownership interests in, each Company Subsidiary have been validly issued and are fully paid and nonassessable and, except as would not be material to the Company and its Subsidiaries, taken as a whole, are legally and beneficially owned by the Company or one or more wholly-owned Company Subsidiaries, free and clear of all Liens (except for Permitted Liens) and free and clear of any other restriction (including any restriction on the right to vote, sell or dispose of such capital stock or other equity, voting or ownership interests), except for restrictions imposed by applicable securities Laws.
SECTION 4.3.   Authority Relative to Agreement.
(a)   The Company has all necessary corporate power and authority to, and has taken all corporate action necessary to, execute and deliver this Agreement and to perform its obligations hereunder and to consummate the Merger and the other Transactions, subject to the adoption of this Agreement and the approval of this Agreement, the Merger and the other Transactions by the affirmative vote (at a meeting or by written consent) of holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon, voting together as a single class (the “Requisite Company Stockholder Approval”) and the filing of the Articles of Merger with the Secretary of State. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited in each case by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles, whether considered in a proceeding at law or in equity (collectively, the “Bankruptcy and Equity Exception”)).
(b)   The Special Committee has been duly authorized and constituted and has unanimously (i) determined that this Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and Company Stockholders (other than Parent and its Subsidiaries), (ii) declared advisable this Agreement, the Merger and the other Transactions and (iii) recommended that the Company Board (A) approve, adopt and declare advisable this Agreement, the Merger and the other Transactions, (B) direct the submission of this Agreement to the Company Stockholders for approval and (C) recommend that the Company Stockholders vote in favor of the approval of this Agreement, the Merger and the other Transactions.
(c)   The Company Board has (acting, at least in part, based upon the receipt of such recommendation of the Special Committee) (i) determined that this Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company Stockholders (other than Parent and its

Subsidiaries), (ii) adopted and approved, pursuant to NRS 92A.120, and declared advisable this Agreement, the Merger and the other Transactions, (iii) directed the submission of this Agreement to the Company Stockholders for approval and (iv) resolved to make the Company Board Recommendation.
SECTION 4.4.   No Conflict; Required Filings and Consents.
(a)   None of the execution and delivery of this Agreement by the Company, the consummation by the Company of the Merger or the other Transactions, or the Company’s performance of its obligations hereunder will (i) subject to obtaining the Requisite Company Stockholder Approval, conflict with or violate the Charter or the Bylaws or (ii) assuming the consents, registrations, declarations, filings, notices, approvals, authorizations, permits, notifications and waivers specified in Section 4.4(b) have been obtained or made and the waiting periods referred to therein have expired, and any condition precedent to such consent, registration, declaration, filing, notice, approval, authorization, permit, notification or waiver has been satisfied, conflict with or violate any Law applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, other than, in the case of clause (ii), any such violation, breach, default, right, termination, amendment, acceleration, cancellation or Lien that would not constitute a Company Material Adverse Effect or reasonably be expected, individually or in the aggregate, to prevent or materially impair or delay the Company’s or any of its Subsidiary’s ability to perform or comply with its obligations under this Agreement or consummate the Transactions.
(b)   Assuming the representations and warranties set forth in Section 5.5 are true and correct, other than (i) the Exchange Act or the Securities Act, as applicable, (ii) pursuant to the NRS, (iii) required to be made with or by NASDAQ and (iv) under any applicable state securities or blue-sky laws, no consent, approval, or authorization, waiver or permit (each, a “Consent” and collectively, “Consents”) of or from, or registration, declaration, notice or filing with or notification to any Governmental Authority or the expiry of any related waiting period is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution, delivery and performance by the Company of this Agreement or the consummation of the Transactions, except such other Consents, registration, declaration, notice or filing that the failure of which to have, make or obtain, as applicable, would not constitute a Company Material Adverse Effect or reasonably be expected, individually or in the aggregate, to prevent or materially impair or delay the Company’s or any of its Subsidiary’s ability to perform or comply with its obligations under this Agreement or consummate the Transactions.
SECTION 4.5.   Absence of Certain Changes or Events.   (a) Since March 31, 2023 there has not been any change, effect, development or circumstance that has or would constitute a Company Material Adverse Effect, and (b) since March 31, 2023 and to the date of this Agreement, except for matters in connection with the Transactions or taken by the Company to the Knowledge of Parent, the Company and its Subsidiaries have conducted their business only in the ordinary course of business consistent with past practice.
SECTION 4.6.   Absence of Litigation.   Except with respect to this Agreement and the Transactions or in connection with disputes between the Company, any of its Subsidiaries or any of their respective Affiliates, on the one hand, and any of Parent, Merger Sub or their respective Subsidiaries or Affiliates, on the other hand, there is no Proceeding pending or, to the Knowledge of the Company, threatened, against the Company or any of its Subsidiaries or any of their respective directors or officers (in their capacities as such) or any of their respective assets, in either case, that has had, or would constitute, a Company Material Adverse Effect or reasonably be expected, individually or in the aggregate, to prevent or materially impair or delay the Company’s or any of its Subsidiary’s ability to perform or comply with its obligations under this Agreement or consummate the Transactions.
SECTION 4.7.   Opinion of Financial Advisor.   The Special Committee has received the opinion of Lazard Frères & Co. LLC (“Lazard”) on or prior to the date of this Agreement, to the effect that, as of such date and subject to the assumptions and qualifications set forth therein, the Merger Consideration to be paid to holders of Company Class A Common Stock is fair, from a financial point of view, to such holders of Company Class A Common Stock (other than holders of Excluded Shares).
SECTION 4.8.   Brokers.   No broker, finder or investment banker (other than Lazard) is entitled to any broker’s, finder’s or other fee or commission from the Company or any of its Subsidiaries in connection with the Transactions based upon any agreement entered into by or on behalf of the Special Committee.

SECTION 4.9.   No Dissenter’s Rights.   Neither the Charter nor any resolution of the Company Board provides or will provide for any rights of dissent or appraisal in respect of this Agreement, the Merger or the other Transactions to any holder of the Company Class A Common Stock.
SECTION 4.10.   No Other Representations or Warranties.   Except for the representations and warranties expressly set forth in this Article IV, none of the Company or any of its Affiliates nor any other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company, its Subsidiaries or their respective businesses or with respect to any other information provided, or made available, to each of Parent and Merger Sub or their respective Representatives or Affiliates in connection with the Transactions, including the accuracy or completeness thereof. Without limiting the foregoing, neither the Company nor any other Person will have or be subject to any liability or other obligation to Parent, Merger Sub or their Representatives or Affiliates or any other Person resulting from Parent’s Merger Sub’s or their Representatives’ or Affiliates’ use of any information, documents, projections, forecasts of other material made available to Parent, Merger Sub or their Representatives or Affiliates, teaser, marketing material, confidential information memorandum, management presentations, functional “break-out” discussions, responses to questions submitted on behalf of Parent, Merger Sub or their respective Representatives or in any other form in connection with the Transactions, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article IV. Except with respect to the representations and warranties of Parent and Merger Sub expressly set forth in Article V, there is and has been no reliance by the Company, its Affiliates or any of their respective Representatives on any express or implied representation or warranty of Parent or Merger Sub in determining to enter into this Agreement.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Except as disclosed in the corresponding section of the separate disclosure letter which has been delivered by Parent to the Company prior to the execution of this Agreement (the “Parent Disclosure Letter”) (it being understood that any information set forth in one section or subsection of the Parent Disclosure Letter shall be deemed to be disclosure with respect to, and shall apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and, whether or not an explicit reference or cross-reference is made, and each other section or subsection of this Agreement to the extent that it is reasonably apparent on the face of such disclosure that such information, item or matter is relevant to such other section or subsection), Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:
SECTION 5.1.   Organization and Qualification; Subsidiaries.   Each of Parent and Merger Sub is a corporation duly organized or formed, validly existing and in good standing, under the laws of its jurisdiction of incorporation (in the case of good standing, to the extent such jurisdiction recognizes such concept), has the requisite corporate power and authority to conduct its business as it is now being conducted. Each of Parent and Merger Sub is duly qualified or licensed as a foreign entity to do business in each jurisdiction in which the ownership or leasing of its properties or where the nature of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or to be in good standing would not constitute a Parent Material Adverse Effect.
SECTION 5.2.   Principal Company Stockholders.   Parent owns, directly or indirectly, all right, title and interest in and to, all outstanding equity interests of the Principal Company Stockholders. The Principal Company Stockholders hold all of the issued and outstanding shares of Company Class B Common Stock held directly or indirectly by Parent or its Subsidiaries. The Principal Company Stockholders hold all of the issued and outstanding Common Units.
SECTION 5.3.   Ownership of Company Common Stock.   None of Parent, Merger Sub nor any of their respective Affiliates beneficially owns any shares of Company Class A Common Stock.
SECTION 5.4.   Authority Relative to Agreement.
(a)   Each of Parent and Merger Sub has all necessary corporate power and authority to, and has taken all corporate action necessary (and, with respect to Merger Sub, its sole stockholder has taken such action) to, execute and deliver this Agreement and to perform its obligations hereunder and to consummate the Merger and the other Transactions, subject to the filing of the Articles of Merger with the Secretary of State. Each of Parent and Merger Sub has duly executed and delivered this Agreement and, assuming due authorization, execution and delivery by the Company, this Agreement constitutes a legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except, in each case, as enforcement may be limited by the Bankruptcy and Equity Exception.
(b)   The Parent Board has unanimously (i) determined that this Agreement, the Merger and the other Transactions are advisable and fair to and in the best interests of Parent and its stockholders and (ii) adopted and approved, pursuant to NRS 92A.120, this Agreement, the Merger and the other Transactions.
(c)   The board of directors of Merger Sub has unanimously (i) determined that this Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, Merger Sub and its sole stockholder, (ii) adopted and approved, pursuant to NRS 92A.120, this Agreement, the Merger and the other Transactions and (iii) recommended that the sole stockholder of Merger Sub vote in favor of the approval of this Agreement, the Merger and the other Transactions.
(d)   No Takeover Statutes apply or will apply to Parent or Merger Sub pursuant to this Agreement or the Transactions.
SECTION 5.5.   No Conflict; Required Filings and Consents.   (a) None of the execution and delivery of this Agreement by Parent and Merger Sub, the consummation by Parent or Merger Sub of the Merger and the other Transactions, or performance of their obligations hereunder will (i) conflict with or violate Parent’s or Merger Sub’s Organizational Documents or (ii) assuming the consents, registrations, declarations, filings, notices, approvals, authorizations, permits and notifications specified in Section 5.5(b) have been obtained or made and the waiting periods referred to therein have expired, and any condition precedent to such consent, approval, authorization, or waiver has been satisfied, conflict with or violate any Law applicable to Parent or Merger Sub, other than, in the case of both clauses (i) and (ii), any such violation, breach, default, right, termination, amendment, acceleration, cancellation or Lien that would not constitute a Parent Material Adverse Effect.
(b)   Other than the expirations of waiting periods and the filings, notices, reports, consents, registrations, approvals, permits and authorizations (i) under the Exchange Act or the Securities Act, as applicable, (ii) pursuant to the NRS and (iii) required to be made with or by NASDAQ, no Consents of or from, or registration, declaration, notice or filing with or notification to any Governmental Authority or the expiry of any related waiting period is required to be obtained or made by or with respect to Parent and Merger Sub in connection with the execution, delivery and performance by Parent and Merger Sub of this Agreement or the consummation of the Transactions, except such other Consents, registration, declaration, notice or filing that the failure of which to have, make or obtain, as applicable, would not constitute a Parent Material Adverse Effect.
SECTION 5.6.   Absence of Litigation.   As of the date of this Agreement, there is no Proceeding pending or, to the Knowledge of Parent, threatened, against Parent or any of its Subsidiaries, including Merger Sub, or any director or officer of Parent or any of its Subsidiaries, including Merger Sub, (in their capacities as such) or any of their respective assets, in either case, that has had, or would constitute, a Parent Material Adverse Effect.
SECTION 5.7.   Capitalization and Operation of Merger Sub.   As of the date of this Agreement, the authorized share capital of Merger Sub consists of 1,000 shares of common stock, par value $0.001 per share, 100 of which are validly issued and outstanding. All of the issued and outstanding share capital of Merger Sub is, and at the Effective Time will be, owned by Parent or one or more wholly-owned Subsidiaries of Parent free and clear of all Liens. Merger Sub was formed solely for the purpose of engaging in the Transactions, and it has not conducted any business prior to the date hereof and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement, the Merger and the other Transactions.
SECTION 5.8.   Financial Ability to Perform.   At the Merger Closing Date, after giving effect to any financing obtained by Parent or Merger Sub at or prior to the Merger Closing Date, Parent and Merger Sub will have or have access to cash and cash equivalents sufficient as and when needed pursuant to the terms of this Agreement to enable it to consummate the Transactions, including payment of all amounts required to be paid by Parent or Merger Sub pursuant to this Agreement and pay all expenses required to be paid by Parent or Merger Sub in connection with the Transactions.
SECTION 5.9.   No Financing Condition.   The obligations of Parent and Merger Sub to consummate the Transactions are not conditioned upon or otherwise contingent upon Parent, Merger Sub or any Affiliate thereof obtaining any financing to fund the Transactions (including any distribution of cash or other property from the Company or any of its Subsidiaries), and the obtaining of any such financing or distribution is not a condition to the Merger Closing.
SECTION 5.10.   Solvency.   After giving effect to the Merger Closing and the other Transactions (including the payment of all amounts required to be paid in connection therewith and the payment of any related fees and expenses, at and immediately after the Merger Closing) and assuming the accuracy of the representations and warranties set forth in Article IV, Parent and its Subsidiaries and the Surviving Corporation and its Subsidiaries will be Solvent, and neither Parent nor Merger Sub is entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries or any other Person.
SECTION 5.11.   No Other Representations or Warranties.   Except for the representations and warranties expressly set forth in this Article V, none of Parent, Merger Sub or any of their respective Affiliates nor any other Person on behalf of any of them makes any express or implied representation or warranty with respect to Parent, Merger Sub or their respective businesses or with respect to any other information provided, or made available, to the Company or any of its Representatives or Affiliates in connection with the Transactions, including the accuracy or completeness thereof. Without limiting the foregoing, none of Parent, Merger Sub nor any other Person will have or be subject to any liability or other obligation to the Company or its Representatives or Affiliates or any other Person resulting from the Company’s or its Representatives’ or Affiliates’ use of any information, documents, projections, forecasts of other material made available to the Company or its Representatives or Affiliates, teaser, marketing material, confidential information memorandum, management presentations, functional “break-out” discussions, responses to questions submitted on behalf of the Company or its respective Representatives or in any other form in connection with the Transactions, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article V. Except with respect to the representations and warranties of the Company expressly set forth in Article IV, there is and has been no reliance by Parent, Merger Sub, any of their respective Affiliates or any of their respective Representatives on any express or implied representation or warranty of the Company or any of its Affiliates in determining to enter into this Agreement.
ARTICLE VI
COVENANTS AND AGREEMENTS
SECTION 6.1.   Conduct of Business by the Company Pending the Merger.
(a)   Between the date of this Agreement and the earliest to occur of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except (1) as may be required by applicable Law, judgment or a Governmental Authority (including in response to COVID-19 or any applicable COVID-19 Measures), (2) as may be agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), (3) as required or expressly permitted or contemplated by this Agreement, or (4) as set forth in Section 6.1 of the Company Disclosure Letter, (x) the Company shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to carry on its business in all material respects in the ordinary course of business and to preserve substantially intact its current business organizations; provided, however, that no action by the Company or any of its Subsidiaries with respect to matters specifically addressed by any provision in this Section 6.1 shall be deemed a breach of clause (x) unless such action would constitute a breach of such specific provision, and (y) without limiting the generality of the foregoing, except as required by applicable Law, judgment or a Governmental Authority (including in response to COVID-19 or any applicable COVID-19 Measures), as required or expressly permitted by this Agreement or as set forth in Section 6.1 of the Company Disclosure Letter, during the period from the date of this Agreement until the Effective Time (or such earlier date on which this Agreement is terminated pursuant to

Section 8.1), unless Parent otherwise consents in writing (such consent not to be unreasonably withheld, delayed or conditioned), the Company shall not, and shall not permit any of its Subsidiaries to:
(i)   amend or otherwise change the Charter or the Bylaws (or, in any material respect, such equivalent organizational or governing documents of any of the Subsidiaries of the Company);
(ii)   except as required by the Organizational Documents of the Company, issue, sell, pledge, dispose, encumber or grant any shares of capital stock of the Company (including, for the avoidance of doubt, Company Common Stock) or capital stock or other equity interests of any of its Subsidiaries, securities convertible or exchangeable into or exercisable for any such shares of capital stock or other equity interests, or any options, warrants or other rights of any kind to acquire any, or rights settled in cash or other property based in whole or in part on the value of, such shares of capital stock or other equity interests or such convertible or exchangeable securities, other than (A) any such transaction or action by a wholly owned Subsidiary of the Company to the Company or another wholly owned Subsidiary of the Company, or (B) the issuance of shares of such capital stock, other equity interests or convertible or exchangeable securities in respect of the vesting and settlement of Company Restricted Stock Units or Company Performance Restricted Stock Units outstanding as of the date of this Agreement, in each case, to the extent required under their terms and, as applicable, the Company Benefit Plans in effect on the date of this Agreement or (C) the issuance of shares of such capital stock, other equity interests or convertible or exchangeable securities in respect of Company Restricted Stock Units or Company Performance Restricted Stock Units granted after the date of this Agreement not in violation of this Agreement;
(iii)   (A) declare, authorize, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property or any combination thereof) in respect of, any of its capital stock, other equity interests or voting securities, other than dividends and distributions by any Company Subsidiary to its applicable parent, (B) split, combine, subdivide or reclassify any of its capital stock, other equity interests or voting securities, or securities convertible into or exchangeable or exercisable for capital stock or other equity interests or voting securities or issue, propose or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock, other equity interests or voting securities or (C) repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, from any third party, any capital stock or voting securities of, or equity interests in, the Company or any Company Subsidiary or any securities thereof convertible into or exchangeable or exercisable for capital stock or voting securities of, or equity interests in, the Company or any Company Subsidiary, or any warrants, calls, options or other rights to acquire any such capital stock, securities or interests, other than (x) the withholding of shares of Company Common Stock to satisfy Tax obligations with respect to Company Performance Restricted Stock Units or Company Restricted Stock Units granted pursuant to the Company Plan or Company Performance Awards and (y) the acquisition by the Company of a Company Performance Restricted Stock Unit or Company Restricted Stock Unit granted pursuant to the Company Plan or Company Performance Award in connection with the forfeiture of such Company Performance Restricted Stock Unit, Company Restricted Stock Unit or Company Performance Award, as applicable;
(iv)   except as required pursuant to the terms of any Company Benefit Plan in effect as of the date hereof, (A) accelerate the vesting, funding or payment of compensation or benefits under any Company Benefit Plan or otherwise, (B) grant to any executive officer of the Company or any direct report of the Chief Executive Officer of the Company (collectively, the “Covered Employees”) any increase in compensation, bonus, welfare, fringe or other benefits, except for the payment of annual bonuses or other incentive awards for completed periods based on actual performance in the ordinary course of business consistent with past practice, (C) grant to any Person any change in control, retention, equity, incentive or severance or termination compensation (or any increase in the amount of the foregoing), other than grants of, or increases in, cash incentive compensation to Persons who are not Covered Employees in the ordinary course of business consistent with past practice, (D) hire any employee who would be a Covered Employee, except to replace a departed employee in the ordinary course of business, (E) enter into any collective bargaining agreement or other agreement with a labor union, works council or similar organization or (F) terminate the employment, other than for cause, of any Covered Employee;

(v)   settle or compromise any litigation (other than with respect to Transaction Litigation, which shall be governed exclusively by Section 6.14, or in connection with disputes between the Company, any of its Subsidiaries or any of their respective Affiliates, on the one hand, and any of Parent, Merger Sub or their respective Subsidiaries or Affiliates, on the other hand) or other Proceedings other than settlements of, or compromises for, any such litigation or other Proceedings where the amounts paid or to be paid (A) are funded, subject to payment of a deductible, by insurance coverage maintained by the Company and its Subsidiaries without any actual or reasonably expected material increase in the premiums due under such policies and, in each case, such settlement or compromise does not include any material non-monetary remedies, (B) are not in excess of $25 million individually or (C) which would reasonably be expected to involve any criminal liability or result in any non-monetary obligation that is material to the Company and its Subsidiaries, taken as a whole;
(vi)   adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company; or
(vii)   enter into any written agreement to do any of the foregoing.
(b)   Conduct of Business by Parent and Merger Sub.   Between the date of this Agreement and the earliest to occur of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except (1) as may be required by applicable Law, judgment or a Governmental Authority (including in response to COVID-19 or any applicable COVID-19 Measures), (2) as may be agreed in writing by the Special Committee, (3) required or expressly permitted by this Agreement or (4) as set forth in Section 6.1(b) of the Parent Disclosure Letter, Parent and Merger Sub shall (and Parent shall cause its Subsidiaries) not, and Parent shall not permit any of its other Subsidiaries to, do any of the following:
(i)   cause or permit SciPlay Parent Company to exercise the Redemption Right (as such term is defined in the SciPlay Parent Operating Agreement), or cause or permit the Company to elect to effect a Direct Exchange (as such term is defined in the SciPlay Parent Operating Agreement) in lieu of any such redemption, in each case, under the terms of the SciPlay Parent Operating Agreement or the Company’s Organizational Documents;
(ii)   seek or propose to change, control, remove or replace the Special Committee;
(iii)   enter into any agreement to acquire another business or effect any transaction that is reasonably likely to prevent, materially impair or materially delay the consummation of the Transactions; or
(iv)   authorize any of, or commit or agree to take any of, the foregoing actions.
(c)   Other Actions.   Each of the Company and Parent shall not, and shall not permit any of their respective Subsidiaries to, take any action that would, or that would reasonably be expected to, result in any condition set forth in Article VII not being satisfied (other than as expressly permitted by Section 6.6 or Section 8.1). Without limiting the foregoing, Parent shall not, and shall cause its Representatives not to, directly or indirectly, cause or take any actions that would cause the Company to take any action that would, or that would reasonably be expected to, result in (i) any condition set forth in Article VII not being satisfied (other than as expressly permitted by Section 6.6 or Section 8.1) or (ii) a breach of this Agreement.
SECTION 6.2.   Stockholder Written Consent.   Immediately after the execution of this Agreement and in lieu of a meeting of the Company Stockholders to vote on the approval of this Agreement, the Merger and the other Transactions, Parent shall cause the Stockholder Written Consent to be duly executed and delivered to (i) the secretary of the Company and (ii) the Company in accordance with Section 9.2. If the Stockholder Written Consent is not validly executed, irrevocable, enforceable and delivered to the Company within two (2) Business Days of the date of this Agreement (the “Stockholder Written Consent Delivery Date”), the Company shall have the right to terminate this Agreement in accordance with Section 8.1(e).
SECTION 6.3.   Information Statement and Schedule 13E-3.
(a)   As promptly as reasonably practicable following the execution of this Agreement and after the delivery of the Stockholder Written Consent (but in any event within forty-five (45) days after the date of of delivery of the Stockholder Written Consent), (i) the Company shall prepare and file or caused to be promptly filed with the SEC in preliminary form an information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing the information specified in Schedule 14C under the Exchange Act concerning the Stockholder Written Consent, the Merger and the other Transactions (together with any amendments or supplements thereto, the “Information Statement”) and (ii) Parent, Merger Sub and the Company shall cooperate to, concurrently with the preparation and filing of the Information Statement, jointly prepare and file with the SEC a transaction statement on Schedule 13E-3 (together with any amendments and supplements thereto, the “Schedule 13E-3”) with respect to the Stockholder Written Consent, the Merger and the other Transactions. Each of the Company, Parent and Merger Sub shall promptly notify the other Parties upon the receipt of any comments (whether written or oral) from the SEC (or the staff of the SEC) or any request from the SEC (or the staff of the SEC) for amendments or supplements to the Information Statement or the Schedule 13E-3, and shall provide the other Parties with copies of all written correspondence between such Party and its Representatives, on the one hand, and the SEC (or the staff of the SEC), on the other hand. The Company and, in the case of the Schedule 13E-3, the Company, Parent and Merger Sub shall use their reasonable best efforts to respond as promptly as reasonably practicable to any comments received from the SEC (or the staff of the SEC) with respect to the Information Statement or the Schedule 13E-3 and to resolve such comments with the SEC. Each of the Company and Parent shall use their reasonable best efforts so that the Information Statement and the Schedule 13E-3 will comply as to form in all material respects with the provisions of the Exchange Act, the Securities Act and the rules and regulations promulgated thereunder. Prior to the filing of the Information Statement and the Schedule 13E-3 (or any draft thereof or amendment or supplement thereto), any dissemination of the Information Statement to the stockholders of the Company, submission of any other filing made with or written materials to the SEC with respect to the Information Statement or the Schedule 13E-3, or responding to any comments of the SEC (or the staff of the SEC) or requests for additional information from the SEC with respect to the Information Statement or the Schedule 13E-3, Parent, Merger Sub and the Company shall provide the other Parties and such Party’s counsel a reasonable opportunity to review and to propose comments on such document or response (including the proposed final version of such document or response), which comments shall be provided promptly and be reasonably considered by such Party in good faith. Each of the Company, Parent and Merger Sub shall furnish all information concerning itself, its Affiliates and the holders of its capital stock to the other Parties as may be reasonably requested in connection with the preparation, filing and distribution of the Information Statement and the Schedule 13E-3, including such information that is required by the Exchange Act, the Securities Act and the rules and regulations promulgated thereunder to be set forth in the Information Statement or the Schedule 13E-3, and shall otherwise assist and cooperate with the other Party in the preparation, filing and distribution of the Information Statement and the Schedule 13E-3 and the resolution of comments with respect thereto from the SEC (or the staff of the SEC). None of the Company, Parent, Merger Sub or their respective Representatives shall agree to participate in any material or substantive meeting or conference (including by telephone) with the SEC, or any member of the staff thereof, in respect of the Information Statement or the Schedule 13E-3 unless, to the extent reasonably practicable and legally permissible, it consults with the other Parties in advance and, to the extent permitted by the SEC, allows the other Parties to participate; provided that each Party and its Representatives may take telephone calls initiated by the SEC, or any member of the staff thereof, without abiding by the obligations set forth in this sentence so long as neither such Party nor any of its Representatives agrees to take any action with respect to the Information Statement or the Schedule 13E-3 during such telephone calls.
(b)   The Company shall use its reasonable best efforts to cause (i) the Information Statement to be filed with the SEC in definitive form as contemplated by Rule 14c-2 under the Exchange Act and (ii) the Information Statement and the Schedule 13E-3 mailed to the Company Stockholders, in each case as promptly as practicable (and in any event within ten (10) Business Days) following the date on which the SEC (or the staff of the SEC) has, orally or in writing, confirmed that (a) it has no further comments on the Information Statement or does not intend to review the Information Statement and (b) it has no further comments on the Schedule 13E-3 or does not intend to review the Schedule 13E-3, which confirmations shall be deemed to occur if the SEC has not affirmatively notified the Company prior to the tenth (10th) calendar day after making the initial filing of the preliminary Information Statement and the preliminary Schedule 13E-3 that the SEC will or will not be reviewing the Information Statement and the Schedule 13E-3.
(c)   None of the information supplied or to be supplied by or on behalf of the Company, Parent or Merger Sub expressly for inclusion or incorporation by reference into the Information Statement or the

Schedule 13E-3 will, at the date such documents (or any amendment or supplement thereto) are first mailed to the Company Stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, no representation, warranty, covenant or agreement is made (i) by the Company, Parent or Merger Sub, as applicable, with respect to the accuracy of any financial projections or forward-looking statements, (ii) by the Company, with respect to statements made or incorporated by reference in the Information Statement or Schedule 13E-3 based on information derived from Parent’s public SEC filings or supplied by Parent, Merger Sub or any of their respective Representatives expressly for inclusion or incorporation by reference into the Information Statement or Schedule 13E-3 or (iii) by Parent or Merger Sub, with respect to statements made or incorporated by reference in the Information Statement or Schedule 13E-3 based on information derived from the Company’s public SEC filings or supplied by the Company or any of its Representatives (unless such Representative is also a Representative of Parent) expressly for inclusion or incorporation by reference into the Information Statement or Schedule 13E-3.
(d)   If at any time prior to the Effective Time any event, circumstance or information relating to the Company, Parent or Merger Sub or their respective Affiliates, officers or directors, is discovered by the Company, Parent or Merger Sub, respectively, which, pursuant to the Exchange Act or the Securities Act, should be set forth in an amendment or a supplement to the Information Statement or Schedule 13E-3 so that such document would not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party discovering such event, circumstance, or information shall promptly inform the other Parties and an appropriate amendment or supplement describing such event, circumstance or information shall be promptly filed with the SEC and disseminated to the Company Stockholders to the extent required by Law; provided that prior to such filing the Company, Parent or Merger Sub, as the case may be, shall consult with the other Parties with respect to such amendment or supplement and shall afford the other Parties and their respective Representatives a reasonable opportunity to comment thereon.
SECTION 6.4.   Appropriate Action; Consents; Filings.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties shall (and shall cause each of their applicable Affiliates and Subsidiaries to) use its reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to take, or cause to be taken, all actions, and use its reasonable best efforts to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner reasonably practicable, the Merger and the other Transactions. Without limiting the foregoing, each of the Parties agrees to use its respective reasonable best efforts to (i) cause the conditions to Merger Closing set forth in Article VII to be satisfied as promptly as reasonably practicable, (ii) obtain all Consents from any Governmental Authority or any third party necessary, proper or advisable in connection with the consummation of the Transactions, and make all necessary registrations, declarations and filings with, and notices to, any Governmental Authorities and take all reasonable steps as may be necessary to obtain a Consent from, or to avoid a suit, action, proceeding or investigation by, any Governmental Authority or other Persons necessary in connection with the consummation of the Merger and the other Transactions, and (iii) execute and deliver any additional instruments necessary to consummate the Merger and any other Transactions to be performed or consummated by such Party in accordance with the terms of this Agreement and to carry out fully the purposes of this Agreement.
(b)   Notwithstanding anything in this Agreement to the contrary, including this Section 6.4(b), Parent shall take or cause to be taken and do or cause to be done all things necessary, proper or advisable under any applicable Laws to consummate and make effective the Merger and the other Transactions with respect to obtaining from any applicable Governmental Authority applicable clearances, consents, authorizations, approvals or waivers with respect to the Merger and the other Transactions in each case that are required solely as a result of the identity of Parent or its Subsidiaries or the businesses they are engaged in, and preventing the entry of any Restraints related thereto and to appeal any judgments entered in connection therewith that are caused solely by the identity of Parent or its Subsidiaries or the businesses they are engaged in, as promptly as practicable and in any event by the Termination Date.

(c)   Notwithstanding anything to the contrary set forth in this Agreement, in no event shall the Company have any liability for, or be deemed to breach, violate or fail to perform any of the provisions of this Agreement by reason of, any action taken or omitted to be taken by the Company, any of the Company Subsidiaries or any of its or their respective Representatives by or at the express direction of Parent or any of its Representatives.
SECTION 6.5.   Access to Information.
(a)   Subject to applicable Law and the other provisions of this Section 6.5, during the period from the date of this Agreement until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, (i) upon reasonable advance notice to the Company, the Company will, and will cause its Subsidiaries and their respective Representatives to, provide to Parent and its authorized Representatives (x) such access to their respective personnel, facilities, properties, books, contracts and records as Parent may reasonably request and (y) such financial and operating data of the Company and its Subsidiaries and other information with respect to the business, properties and personnel of the Company and its Subsidiaries as Parent may reasonably request and (ii) upon reasonable advanced notice to the relevant Party, the Company and Parent each shall (and shall cause its Subsidiaries to, and shall use its commercially reasonable efforts to cause its and their respective Representatives to), upon the reasonable request by the other, furnish to the other, as promptly as reasonably practicable all information concerning itself, its Subsidiaries, Representatives, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Information Statement and the Schedule 13E-3. All requests for information made pursuant to this Section 6.5 shall be directed to an executive officer of the Company or other Person designated by the Company. With respect to the information disclosed pursuant to this Section 6.5, Parent shall comply with, and shall instruct its Representatives to comply with, all of its confidentiality and non-use obligations under the Confidentiality Agreement. Notwithstanding the foregoing, the Company shall not be required to provide access to, or cause its Subsidiaries to provide access to, or disclose (A) any information or documents which would (in the reasonable judgment of the Company) be reasonably likely to (i) violate any applicable Law, (ii) unreasonably disrupt the businesses and operations of the Company or any of its Subsidiaries, or (iii) breach any agreement of the Company or any of its Subsidiaries with any Third Party; provided that each Party shall use its reasonable best efforts to obtain any required consents and take such other reasonable action (such as the entry into a joint defense agreement or other arrangement to avoid loss of attorney client privilege) to permit such access or disclosure; or (B) if the Company or any of its Affiliates, on the one hand, and Parent or any of its Affiliates, on the other hand, are adverse parties in a litigation, any information that is reasonably pertinent thereto.
(b)   To the extent that any of the information or material furnished pursuant to this Section 6.5 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege, the Parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.
(c)   No exchange of information or investigation by Parent or its Representatives pursuant to this Section 6.5 shall affect or be deemed to affect, modify or waive the representations and warranties of the Company set forth in this Agreement.
SECTION 6.6.   Acquisition Proposals.
(a)   From the date of this Agreement until the Effective Time or, if earlier, the termination of this Agreement in accordance with its terms, the Company will not, nor shall it authorize or permit any of its Subsidiaries to, and will use its reasonable best efforts to cause its and their respective Representatives not to, directly or indirectly (i) initiate, solicit or knowingly encourage or facilitate (including by way of providing non-public information) the making of any Acquisition Proposal or any inquiry, proposal or request for information that may reasonably be expected to lead to an Acquisition Proposal, or (ii) other than informing Third Parties of the existence of the provisions contained in this Section 6.6, engage in negotiations or substantive discussions with, or furnish any nonpublic information to, any Third Party relating to an Acquisition Proposal or any inquiry, proposal or request for information that may reasonably be expected to lead to an Acquisition Proposal. The Company shall, and shall cause its Affiliates and its and their respective Representatives to, immediately cease and cause to be terminated all existing activities, discussions or negotiations with any Person (other than Parent and its Representatives) conducted prior to the date of this Agreement with respect to any Acquisition Proposal, or any inquiry or proposal that may reasonably be expected to result in or lead to an Acquisition Proposal, immediately request the prompt return or destruction of all confidential information previously furnished to such Person or its Representatives by or on behalf of the Company or any Company Subsidiary and immediately terminate all physical and electronic data room access previously granted to any such Person or its Representatives.
(b)   The Company shall promptly (and in any event within forty-eight (48) hours) advise Parent orally or in writing in the event that the Company receives any Acquisition Proposal and, in connection with such notice, provide to Parent the material terms and conditions (including the identity of the Third Party making any such Acquisition Proposal) of any such Acquisition Proposal.
(c)   Nothing contained in this Section 6.6 or elsewhere in this Agreement shall prohibit the Company, the Company Board or the Special Committee, directly or indirectly through their respective Representatives, from (i) taking and disclosing any position or disclosing any information reasonably required under applicable Law or in compliance with or otherwise contemplated by Rule 14d-9, Rule 14e-2 or (to the extent referred to in the foregoing) Item 1012(a) of Regulation M-A promulgated under the Exchange Act (or any similar communication to the Company Stockholders), (ii) making any “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any similar communication to the Company Stockholders), or (iii) making any disclosure not of the type provided in clauses (i) or (ii) above to the Company Stockholders that is reasonably required by applicable Law.
(d)   For purposes of this Agreement, “Acquisition Proposal” shall mean, other than the Transactions, any bona fide proposal or offer (other than a proposal or offer by Parent or any of its Subsidiaries) from a Third Party relating to: (i) a merger, reorganization, sale of assets, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation, joint venture or similar transaction involving the Company or any of its Subsidiaries whose revenues, income, EBITDA or assets, individually or in the aggregate, constitute twenty-five percent (25%) or more of the consolidated revenues, income, EBITDA or assets of the Company and its Subsidiaries (in the case of assets, based on fair market value, as determined in good faith by the Special Committee); (ii) the acquisition (whether by merger, consolidation, equity investment, joint venture or otherwise) by any Person of twenty-five percent (25%) or more of the assets of the Company and its Subsidiaries, taken as a whole (based on fair market value, as determined in good faith by the Special Committee); (iii) the acquisition in any manner, directly or indirectly, by any Person of twenty-five percent (25%) or more of the issued and outstanding shares of Company Common Stock; (iv) any purchase, acquisition, tender offer or exchange offer that, if consummated, would result in any Person beneficially owning twenty-five percent (25%) or more of the Company Common Stock or any class of equity or voting securities of the Company (or any of its Subsidiaries whose revenues, income, EBITDA or assets, individually or in the aggregate, constitute twenty-five percent (25%) or more of the consolidated revenues, income, EBITDA or assets of the Company and its Subsidiaries (in the case of assets, based on fair market value)); or (v) any combination of the foregoing.
SECTION 6.7.   Directors’ and Officers’ Indemnification and Insurance.
(a)   Parent and Merger Sub agree that all rights to exculpation and indemnification (and all rights to advancement of expenses relating thereto) for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising in connection with the Merger and the other Transactions), now existing in favor of the Indemnitees as provided in the Amended and Restated Articles of Incorporation of the Company, as amended to date, and as most recently publicly filed prior to the date of this Agreement (the “Charter”), or the Amended and Restated Bylaws of the Company, as amended to date, and as most recently publicly filed prior to the date of this Agreement (“Bylaws”) (or such equivalent organizational or governing documents of any of the Company’s Subsidiaries as in effect on the date of this Agreement) or in any Contract between such Indemnitee and the Company or any of its Subsidiaries (in each case as in effect on the date hereof) shall survive the Merger and shall continue in full force and effect. From and after the Effective Time, Parent and the Surviving

Corporation shall (and Parent shall cause the Surviving Corporation to) indemnify, defend and hold harmless, and advance expenses to the Indemnitees, to the fullest extent the Company would have been permitted to do so under applicable Law, the Organizational Documents of the Company or its Subsidiaries as in effect on the date of this Agreement or any agreement in existence as of the date of this Agreement providing for indemnification or advancement of expenses between the Company or any of its Subsidiaries and any Indemnitee, with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including advancing fees and expenses of legal counsel) in connection with any Proceedings whenever asserted, based on or arising out of, in whole or in part, (A) the fact that an Indemnitee is or was a member, director, manager, officer, employee or agent of the Company or any of its Subsidiaries or (B) acts or omissions by an Indemnitee in the Indemnitee’s capacity as a member, director, manager, officer, employee or agent of the Company or any of its Subsidiaries or taken at the request of the Company or any of its Subsidiaries (including in connection with serving at the request of the Company or any of its Subsidiaries as a representative of another Person (including any employee benefit plan)), in each case under clause (A) or (B), whether prior to, at or after the Effective Time (including any Proceeding relating in whole or in part to the Transactions or relating to the enforcement of this provision or any other indemnification or expense advancement right of any Indemnitee). Without limiting the foregoing, Parent, from and after the Effective Time, shall cause the articles of incorporation, bylaws or other Organizational Documents of the Surviving Corporation and its Subsidiaries to contain provisions with respect to indemnification, advancement of expenses and limitation of director, officer and employee liability that are no less favorable to the Indemnitees than those set forth in the Charter and the Bylaws and the Company’s Subsidiaries’ Organizational Documents as of the date of this Agreement, which provisions thereafter shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of the Indemnitee. From and after the Effective Time, Parent shall assume, be jointly and severally liable for, and honor, guaranty and stand surety for, and shall cause the Surviving Corporation and its Subsidiaries to honor, in accordance with their respective terms, each of the covenants contained in this Section 6.7.
(b)   Without limiting the provisions of Section 6.7(a), to the fullest extent the Company would have been permitted to do so under applicable Law, Parent shall, and shall cause the Surviving Corporation to, without requiring any preliminary determination of entitlement to indemnification, pay in advance of the final disposition of any claim, action, suit, proceeding or investigation the expenses (including attorneys’ fees) of any Indemnitee upon receipt of an undertaking by or on behalf of such Indemnitee to repay such amount even if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified. Notwithstanding anything to the contrary contained in this Section 6.7(b) or elsewhere in this Agreement, neither Parent nor the Surviving Corporation shall (and Parent shall cause the Surviving Corporation not to) settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, action, suit, proceeding or investigation for which indemnification may be sought under this Section 6.7 unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnitees from all liability arising out of such claim, action, suit, proceeding or investigation, and does not include an admission of fault or wrongdoing by any Indemnitee.
(c)   Prior to the Effective Time, the Company shall or, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for a six (6)-year prepaid non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, the “D&O Insurance”), in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time (the “Tail Policies”) from the Company’s current insurance carrier or an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies as in effect as of the most recent renewal date as maintained by the Company and its Subsidiaries with respect to matters existing or occurring prior to the Effective Time, covering, without limitation, the Transactions. The Surviving Corporation shall cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Corporation. If the Company or the Surviving Corporation for any reason fails to obtain such Tail Policies as of the Effective Time, (i) the Surviving Corporation shall continue to maintain in effect, for a period of at least six (6) years from and after the Effective Time, the D&O Insurance in place as of the date hereof with the Company’s current insurance carrier or with an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies as of the most recent renewal date, or (ii) Parent will provide, or cause the Surviving Corporation to provide, for a period of not less than six (6) years after the Effective Time, the Indemnitees who are insured under the Company’s D&O Insurance with comparable D&O Insurance that provides coverage for events occurring at or prior to the Effective Time from the Company’s current insurance carrier or an insurance carrier with the same or better credit rating as the Company’s current insurance carrier, that is no less favorable than the existing policy of the Company as of the most recent renewal date or, if substantially equivalent insurance coverage is unavailable, the best available coverage.
(d)   The Indemnitees to whom this Section 6.7 applies shall be third party beneficiaries of this Section 6.7. The provisions of this Section 6.7 are intended to be for the benefit of each Indemnitee and his or her successors, heirs or representatives. To the fullest extent the Company would have been permitted to do so under applicable Law, Parent shall, and shall cause the Surviving Corporation to, pay any expenses, including advancing fees and attorneys’ fees, that may be incurred by any Indemnitee in enforcing the indemnity and other obligations provided in this Section 6.7.
(e)   The rights of each Indemnitee under this Section 6.7 shall be in addition to any rights such Person may have under the Charter or the Bylaws (or equivalent organizational or governing documents of any of the Company’s Subsidiaries), articles of incorporation, bylaws or other Organizational Documents of the Surviving Corporation, under any applicable Law or under any agreement of any Indemnitee with the Company or any of its Subsidiaries.
(f)   Notwithstanding any other provision of this Agreement, this Section 6.7 shall survive the consummation of the Merger indefinitely and shall be binding, jointly and severally, on all successors and assigns of Parent, the Surviving Corporation and its Subsidiaries, and shall be enforceable by the Indemnitees and their successors, heirs or representatives. In the event that Parent or the Surviving Corporation or any of its successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or a majority of its properties and assets to any Person or Parent or any of its respective successors or assigns dissolves the Surviving Corporation, then, and in each such case, Parent shall ensure that proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as applicable, shall succeed to the obligations set forth in this Section 6.7 and use its reasonable best efforts to ensure that a Person no less financially viable than the Surviving Corporation (in the event the Effective Time occurs) remains responsible for the obligations of such Party under this Section 6.7.
(g)   Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.7 is not prior to or in substitution for any such claims under such policies.
(h)   Parent’s and the Surviving Corporation’s obligations under this Section 6.7 shall continue in full force and effect for a period of six (6) years from the Effective Time; provided, however, that if any Proceeding relating to any acts or omissions covered under this Section 6.7 (whether arising before, at or after the Effective Time) is brought against an Indemnitee on or prior to the sixth (6th) anniversary of the Effective Time subject to applicable statutes of limitations, the provisions of this Section 6.7 (other than Section 6.7(c)) shall continue in effect until the full and final resolution of such Proceedings.
SECTION 6.8.   Notification of Certain Matters.   Unless prohibited by applicable Law, the Company shall give prompt notice to Parent, and Parent and Merger Sub shall give prompt notice to the Company, upon receiving Knowledge of (a) any notice, complaint, investigation, hearing (or communications indicating that the same may be contemplated) or other communication received by such Party or its Subsidiaries from any Governmental Authority in connection with this Agreement, the Merger or the Transactions, (b) any written notice of or communication from any Person (other than a Governmental Authority) alleging that the consent of such Person is or may be required in connection with the Merger or the other Transactions, (c) any Proceedings commenced or, to such Party’s Knowledge, threatened against, relating to or involving or otherwise affecting any members of such Party’s board of directors which relates to this Agreement or the Transactions (such Proceedings, “Transaction Litigation”), or (d) any material change, effect, development or circumstance that would reasonably be expected to give rise to a failure of a condition precedent in Section 7.3 (in the case of the Company) and Section 7.2 (in the case of Parent or Merger Sub); provided, however, that no notification pursuant to this Section 6.8 shall affect the representations, warranties, covenants or agreements of the Parties herein (or remedies with respect thereto) or the conditions to the obligations of the Parties hereunder. Notwithstanding anything to the contrary in this Section 6.8, in the event of any conflict with any covenant or agreement contained in Section 6.3 that expressly addresses the subject matter of this Section 6.8, Section 6.3 shall govern and control.
SECTION 6.9.   Employee Matters.
(a)   For a period of one (1) year following the Merger Closing Date, Parent shall provide or cause to be provided to each employee of the Company and any of its Subsidiaries who continues to be employed after the Effective Time with Parent or any of its Subsidiaries (collectively, the “Continuing Employees”) (i) the same base salary or hourly wage rate, as applicable, as provided to each such Continuing Employee immediately prior to the Merger Closing Date, (ii) a target annual cash bonus opportunity that is no less favorable than the target annual cash bonus opportunity provided to such Continuing Employee immediately prior to the Merger Closing Date, (iii) an equity and long-term incentive opportunity no less favorable than the equity and long-term incentive opportunity provided to such Continuing Employee immediately prior to the Merger Closing Date (excluding any one-off or non-recurring equity or long-term incentive program or award), (iv) severance benefits no less favorable than the greater of (A) the severance benefits that would have been provided to such Continuing Employee prior to the Merger Closing Date and (B) the severance benefits maintained for similarly situated employees of Parent at the time of such Continuing Employee’s termination of employment, and (v) employee benefits that are substantially comparable in the aggregate to employee benefits (excluding base salary or wage rates, annual cash bonus opportunities, equity and any one-time or non-recurring payments or benefits, defined benefit plans and retiree medical benefits) provided to such Continuing Employee as of immediately prior to the Merger Closing Date or to a similarly-situated employee of Parent, as determined in Parent’s discretion.
(b)   From and after the Merger Closing Date, Parent shall, or shall cause the Surviving Corporation to, use commercially reasonable efforts to cause the Continuing Employees to be granted credit for any service with the Company or any of its Subsidiaries earned prior to the Merger Closing Date for eligibility and vesting purposes and for purposes of vacation accrual and severance benefits under the benefit and compensation plans or arrangements of Parent and its Affiliates, as applicable, in which Continuing Employees are eligible to participate pursuant to the terms of such plans or arrangements, except as would result in a duplication of benefits or for purposes of any frozen or discontinued plans (or frozen or discontinued portions of plans) or to the extent that such service credit was not recognized under a similar Company Benefit Plan. In addition, under any group health plan maintained by Parent or its affiliates in which Continuing Employees (and their eligible dependents) will be eligible to participate from and after the Merger Closing Date, Parent shall use commercially reasonable efforts to (i) cause to be waived all preexisting condition exclusions and actively at work requirements, eligibility waiting periods and evidence of insurability requirements to the extent waived or satisfied by any Continuing Employee (or dependent) as of the Merger Closing Date and (ii) cause any deductible, co-insurance and covered out-of-pocket expenses paid on or before the Merger Closing Date by any Continuing Employee (or covered dependent thereof) in respect of the calendar year in which the Effective Time occurs to be taken into account for purposes of satisfying the corresponding deductible, coinsurance and maximum out-of-pocket provisions after the Merger Closing Date under any such welfare plan.
(c)   With respect to each Company Performance Award that is outstanding immediately prior to the Effective Time, Parent shall be permitted, following the Merger Closing, to convert such award into an award on the same terms and conditions as were applicable to such Company Performance Award immediately prior to the Effective Time (including with respect to vesting, timing and form of payment) and adjust the performance-based vesting conditions to the extent necessary to reflect the transactions contemplated by this Agreement, as determined by Parent in its reasonable discretion, and with the same target value, except such award shall, to the extent it would have been payable in the form of Company Restricted Stock Units, be payable in the form of cash or restricted stock units with respect to Parent Common Stock.

(d)   Parent agrees to take such actions as provided for under Section 6.9(d) of the Company Disclosure Letter.
(e)   Nothing contained in this Agreement is intended to (i) be treated as an amendment of any particular Company Benefit Plan or Parent Benefit Plan, (ii) prevent Parent, Merger Sub or any of their respective Affiliates from amending or terminating any of their benefit plans or, after the Merger Closing, any Company Benefit Plan in accordance with their terms, (iii) prevent Parent or any of its Subsidiaries or Affiliates, after the Merger Closing, from terminating the employment of any Continuing Employee or (iv) create any third-party beneficiary rights in any Continuing Employee, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment and/or benefits that may be provided to any Continuing Employee by Parent or any of its Subsidiaries or Affiliates or under any benefit plan which Parent or any of its Subsidiaries or Affiliates may maintain.
SECTION 6.10.   Public Announcements.   The provisions of the initial press release(s) announcing the execution of this Agreement that relate to the Transactions or the Company shall be a joint press release in a form mutually agreed upon by Parent and the Company (and, in the case of the Company, including the Special Committee). Parent and the Company (and in the case of the Company, including the Special Committee) shall consult with each other before issuing, and, to the extent practicable, give each other a reasonable opportunity to review and comment on any other press release or other public statements with respect to the Transactions, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, judgment, court process or the rules and regulations of any national securities exchange or national securities quotation system. Notwithstanding the foregoing, this Section 6.10 shall not apply to any press release or other public statement made by Parent or the Company (a) which is consistent with the initial press release referenced above and the terms of this Agreement and does not contain any information relating to the Company that has not been previously announced or made public in accordance with the terms of this Agreement or (b) is made in the ordinary course of business and does not relate specifically to the signing of this Agreement or the Transactions. For purposes of this Section 6.10, “public statements” shall include any communications by any Party’s (and in the case of the Company, including the Special Committee) investor or public relations team to current or prospective investors of the Company or Parent, as the case may be, or any Representatives of such investors. Notwithstanding any other provision of this Agreement, the requirements of this Section 6.10 shall not apply to any disclosure by the Company or Parent of any information concerning this Agreement or the Transactions in connection with any dispute between the Parties regarding this Agreement, the Merger or the other Transactions.
SECTION 6.11.   Stock Exchange Delisting and Deregistration.   The Company shall not take any action to cause, or which would reasonably be expected to result in, the delisting of the Company Class A Common Stock from the NASDAQ prior to the Effective Time, other than with respect to customary trading halts in connection with the anticipated Merger Closing. The Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions reasonably necessary, proper or advisable on its part under applicable Law and the rules and policies of the NASDAQ and the SEC to enable the de-listing by the Surviving Corporation of the Company Class A Common Stock from the NASDAQ and the deregistration of the Company Class A Common Stock under the Exchange Act as promptly as practicable after the Effective Time.
SECTION 6.12.   Merger Sub.   Parent will take all actions necessary to (a) cause Merger Sub and the Surviving Corporation to comply with this Agreement, perform its obligations under this Agreement and to consummate the Merger, in each case, on the terms and conditions set forth in this Agreement, and (b) ensure that, prior to the Effective Time, Merger Sub shall not conduct any business or make any investments other than as specifically contemplated by this Agreement, or incur or guarantee any indebtedness or liabilities. Immediately following the execution of this Agreement, Parent shall cause the sole stockholder of Merger Sub to execute and deliver a written consent (i) approving the execution, delivery and performance by Merger Sub of this Agreement and the consummation of the Merger and the other Transactions and (ii) adopting this Agreement in accordance with applicable Law and the Organizational Documents of Merger Sub, as applicable.

SECTION 6.13.   Rule 16b-3 Matters.   Prior to the Effective Time, the Company and Parent shall take such further actions, if any, as may be reasonably necessary or appropriate to ensure that the dispositions of equity securities of the Company (including derivative securities) or acquisitions of Parent’s capital stock (including derivative securities with respect to Parent’s capital stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, or will become subject to such reporting requirements with respect to Parent, will be exempt under Rule 16b-3 promulgated under the Exchange Act.
SECTION 6.14.   Transaction Litigation.   Subject to applicable Law, the Company shall give Parent reasonable opportunity to participate, at the cost and expense of Parent and subject to a customary joint defense agreement, in the defense or settlement of any Transaction Litigation; provided, that no settlement of any Transaction Litigation shall be agreed to without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed).
SECTION 6.15.   Common Units.   The Company and Parent hereby waive, and Parent shall cause the Principal Company Stockholders to waive, at or prior to the Effective Time, any entitlement that the Company, Parent and the Principal Company Stockholders, respectively, have to receive the Merger Consideration that is payable pursuant to Section 3.3 with respect to each Common Unit that the Company, Parent or the Principal Company Stockholders, respectively, holds immediately prior to the Effective Time.
SECTION 6.16.   Parent Support Obligation.
(a)   During the period from the date of this Agreement until the Effective Time (or such earlier date on which this Agreement is terminated pursuant to Section 8.1), at any meeting of the stockholders of the Company, however called, or at any adjournment thereof, or in any other circumstance in which the vote, consent, or other approval of the stockholders of the Company is sought, Parent shall cause the Principal Company Stockholders to (i) appear at each such meeting or otherwise cause all of their shares of Company Class B Common Stock to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted), in person or by proxy, or execute and deliver, as promptly as reasonably practicable, or cause such a written consent to be executed and delivered, covering all of its shares of Company Class B Common Stock, (A) against any proposal, action or agreement that would (1) materially impede, frustrate, prevent, delay or nullify the consummation of the Transactions or (2) result in a breach in any material respect of any covenant, representation, warranty or other obligation or agreement of the Company under this Agreement, (B) in favor of any “say on pay” vote regarding executive compensation, (C) in favor of each director nominated and recommended by the Company Board for election and (D) against any stockholder nominations for directors which are not approved and recommended by the Company Board for election.
(b)   During the period from the date of this Agreement until the Effective Time (or such earlier date on which this Agreement is terminated pursuant to Section 8.1), unless the Special Committee otherwise consents in writing, Parent shall not permit, directly or indirectly, the Principal Company Stockholders to do any of the following:
(i)   exercise their rights under the Company’s Organizational Documents to exchange or convert their respective equity interests in SciPlay Parent Company into the Merger Consideration;
(ii)   (A) sell, distribute, assign, convey, transfer, grant, pledge, hypothecate or otherwise encumber or dispose of any shares of Company Class B Common Stock, (B) deposit any shares of Company Class B Common Stock into a voting trust or enter into a voting or support agreement or any other arrangement with respect to any such shares of Company Class B Common Stock or purport to grant any proxy with respect thereto, (C) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer or other disposition of any shares of Company Class B Common Stock, or (D) otherwise permit any Liens to be created on any shares of Company Class B Common Stock (other than Liens under securities Laws and expressly contemplated by this Agreement, and the terms of the Organizational Documents of the Company), in each case, other than transfers of such shares of Company Class B Common Stock to an Affiliate of such Parent Company Stockholder;

(iii)   take any action that would, or that would reasonably be expected to, result in a change in the total number of directors serving on the Company Board or the number of directors serving on the Company Board who qualify as independent under the standards of the NASDAQ rules; or
(iv)   (A) seek or propose to change, control, remove or replace the Special Committee; (B) seek or propose to terminate or reduce the fees payable to the Special Committee or its advisors; or (C) cause not to be paid the fees payable to the Special Committee or its advisors.
(c)   Parent shall cause the Principal Company Stockholders to waive, to the fullest extent permitted by Law, and shall not permit, directly or indirectly, the Principal Company Stockholders to assert, dissenters’ rights or rights of appraisal with respect to its shares of Company Class B Common Stock pursuant to applicable Law (if any), including pursuant to the NRS, at any time in connection with this Agreement and any of the Transactions.
ARTICLE VII
CONDITIONS TO THE MERGER
SECTION 7.1.   Conditions to the Obligations of Each Party.   The respective obligations of each Party to consummate the Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by the Company and Parent on or prior to the Merger Closing Date of the following conditions:
(a)   the Requisite Company Stockholder Approval shall have been obtained;
(b)   no Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law or Order (collectively, “Restraints”) which is then in effect and has the effect of enjoining or otherwise prohibiting the consummation of the Merger, unless such Restraint is vacated, terminated or withdrawn; and
(c)   the Information Statement shall have been mailed to the Company Stockholders in accordance with Section 6.3(b) at least twenty (20) calendar days prior to the Merger Closing Date.
SECTION 7.2.   Conditions to the Obligations of Parent and Merger Sub.   In addition to the conditions set forth in Section 7.1, the respective obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by Parent on or prior to the Merger Closing Date of the following further conditions:
(a)   each of the representations and warranties of the Company (i) set forth in Section 4.1 (Organization and Qualification; Subsidiaries), Section 4.2 (Capitalization; Subsidiaries), Section 4.3 (Authority Relative to Agreement), Section 4.7 (Opinion of Financial Advisor), Section 4.8 (Brokers) and Section 4.9 (No Dissenter’s Rights) shall be true and correct in all respects as of the Merger Closing Date as though made as of such time (except to the extent that any such representation and warranty expressly, including by virtue of the lead in to Article IV, speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time) (except, with respect to Section 4.2, to the extent that any inaccuracies would be immaterial in the aggregate), (ii) set forth in Section 4.5(a) (Absence of Certain Changes or Events) shall be true and correct in all respects at and as of the date of this Agreement and the Merger Closing Date, and (iii) set forth in Article IV hereof (other than Sections 4.1, 4.2, 4.3, 4.5(a), 4.7, 4.8, and 4.9, without giving effect to any qualifications as to materiality or Company Material Adverse Effect or other similar qualifications contained therein), shall be true and correct at and as of the date of this Agreement and the Merger Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except in the case of clause (iii) for such failures to be true and correct as would not constitute a Company Material Adverse Effect;
(b)   the Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Merger Closing Date; and
(c)   the Company shall have delivered to Parent a certificate, dated as of the Merger Closing Date and signed by an executive officer of the Company, certifying to the effect that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.

SECTION 7.3.   Conditions to the Obligations of the Company.   In addition to the conditions set forth in Section 7.1, the obligations of the Company to consummate the Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by the Company on or prior to the Merger Closing Date of the following further conditions:
(a)   each of the representations and warranties of Parent and Merger Sub (i) set forth in Article V hereof, without giving effect to any qualifications as to materiality or Parent Material Adverse Effect or other similar qualifications contained therein, shall be true and correct at and as of the date of this Agreement and the Merger Closing Date as though made as of such time (except to the extent that any such representation and warranty expressly, including by virtue of the lead in to Article V, speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except for such failures to be true and correct as would not constitute a Parent Material Adverse Effect;
(b)   Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Merger Closing Date; and
(c)   Parent shall have delivered to the Company a certificate, dated as of the Merger Closing Date and signed by an executive officer of Parent, certifying to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.
SECTION 7.4.   Frustration of Closing Conditions.   Neither Parent nor Merger Sub may rely on the failure of any conditions set forth in Section 7.1 or Section 7.2 to be satisfied if such failure was caused by the failure of Parent or Merger Sub to perform any of its respective obligations under this Agreement. Subject to Section 6.1(c), the Company may not rely on the failure of any conditions set forth in Section 7.1 or Section 7.3 to be satisfied if such failure was caused by the failure of the Company to perform any of its obligations under this Agreement.
ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER
SECTION 8.1.   Termination.   Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated at any time prior to the Effective Time, whether before or after the Requisite Company Stockholder Approval is obtained (except as otherwise expressly noted), as follows:
(a)   by mutual written consent of each of Parent and the Company (in the case of the Company, acting on the recommendation of the Special Committee); or
(b)   by either Parent or the Company, if:
(i)   the Effective Time shall not have occurred on or before 5:00 p.m. (Las Vegas time) on February 8, 2024 (the “Termination Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to either Party if it has materially breached or violated any of its covenants, agreements or other obligations hereunder and such material breach or violation has been the principal cause of or directly resulted in (1) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Merger set forth in Article VII prior to the Termination Date or (2) the failure of the Merger Closing to occur by the Termination Date; or
(ii)   any Restraint shall be in effect enjoining or otherwise prohibiting the consummation of the Merger, and such Restraint shall have become final and non-appealable; provided, however, that the Party seeking the right to terminate this Agreement pursuant to this Section 8.1(b)(ii) shall have complied with its obligations under Section 6.4 with respect to such Restraint; and provided, further, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to a Party if the issuance of such final, non-appealable Restraint was primarily due to the failure of such Party, and in the case of Parent, including the failure of Merger Sub, to perform any of its obligations under this Agreement;

(c)   by the Company, if Parent or Merger Sub shall have breached or failed to perform any of their respective representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (x) would give rise to a failure of a condition set forth in Section 7.3(a) or Section 7.3(b) and (y) (A) is not capable of being cured prior to the Termination Date or (B) is not cured by Parent or Merger Sub on or before the earlier of (i) the Termination Date and (ii) the date that is thirty (30) days following the receipt by Parent of written notice from the Company of such breach or failure; provided, however, that the Company shall not have a right to terminate this Agreement pursuant to this Section 8.1(c) if the Company is then in material breach of any of its representations, warranties, covenants or agreements hereunder such that the conditions set forth in Section 7.2(a) or Section 7.2(b) could not then be satisfied;
(d)   by Parent, if the Company shall have breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (x) would give rise to the failure of any condition set forth in Section 7.2(a) or Section 7.2(b) and (y) (A) is not capable of being cured prior to the Termination Date or (B) is not cured by the Company on or before the earlier of (i) the Termination Date and (ii) the date that is sixty (60) days following the receipt by the Company of written notice from Parent of such breach or failure; provided, however, that Parent shall not have a right to terminate this Agreement pursuant to this Section 8.1(d) if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements hereunder such that the conditions set forth in Section 7.3(a) or Section 7.3(b) could not then be satisfied; or
(e)   by the Company, if the Requisite Company Stockholder Approval shall not have been obtained, including, for the avoidance of doubt, if the Principal Company Stockholders do not deliver the Stockholder Written Consent on or prior to the Stockholder Written Consent Delivery Date.
SECTION 8.2.   Effect of Termination.   In the event that this Agreement is terminated in accordance with Section 8.1, written notice thereof shall be given to the other Party or Parties, specifying the provisions hereof pursuant to which such termination is made and the basis therefor described in reasonable detail, and, except as set forth in this Section 8.2 and Section 8.5, this Agreement shall forthwith become null and void and of no effect without liability on the part of any Party (or any of its Representatives), and all rights and obligations of any Party shall cease; provided that if (x) such termination resulted, directly or indirectly, from the Intentional Breach of any representation, warranty, covenant or agreement contained herein or (y) the Intentional Breach of any representation, warranty, covenant or other agreement contained herein shall cause the Merger Closing not to occur, then, notwithstanding such termination, such breaching Party shall be fully liable for any and all direct damages, costs, expenses (including pursuant to Section 9.13), liabilities or other losses of any kind, in each case, incurred or suffered by the other Party as a result of such failure or breach; provided, further that the provisions of Section 4.8 (Brokers), Article I (Definitions), Article VIII (Termination, Amendment and Waiver) and Article IX (General Provisions) shall survive any termination of this Agreement pursuant to Section 8.1.
SECTION 8.3.   Amendment.   At any time prior to the Effective Time, this Agreement may be amended by mutual agreement of the Parties by action taken by or on behalf of their respective boards of directors (or in the case of the Company, only if such action by the Company Board has been recommended by the Special Committee) at any time before or after receipt of the Requisite Company Stockholder Approval; provided, however, that after the Requisite Company Stockholder Approval has been obtained, there shall not be any amendment that by Law requires further approval by the Company Stockholders without such further approval of the Company Stockholders. This Agreement may not be amended except by an instrument in writing signed by each of the Parties.
SECTION 8.4.   Extension; Waiver.   At any time prior to the Effective Time, subject to applicable Law, Parent and the Company may (a) extend the time for the performance of any obligation or other act of the other Party, (b) waive any inaccuracy in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto, and (c) except as otherwise provided in this Agreement, waive compliance with any agreement or condition contained herein (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of the foregoing proviso); provided, however, that the Company Board shall not take or authorize any such extension or waiver unless it has been recommended by the Special Committee; provided, further, that after the Requisite Company Stockholder Approval has been obtained, there shall not be any waiver or extension that by Law requires further approval by the Company Stockholders without such further approval of the Company Stockholders. Notwithstanding the foregoing, no failure or delay by the Company, Parent or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Any agreement on the part of a Party to any extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party.
SECTION 8.5.   Expenses.   Except as expressly set forth herein (including Section 8.2 and Section 9.13), all fees and expenses incurred in connection with this Agreement, the Merger and the other Transactions shall be paid by the Party incurring such fees or expenses; provided, that if this Agreement is terminated pursuant to Section 8.1(b) (to the extent such termination pursuant to Section 8.1(b) results from a breach of this Agreement by Parent or its Subsidiaries), Section 8.1(c) or Section 8.1(e), all fees and expenses incurred by the Company (including for the avoidance of doubt, fees and expenses incurred by or on behalf of the Special Committee) in connection with this Agreement, the Merger and the other Transactions shall be borne by Parent.
ARTICLE IX
GENERAL PROVISIONS
SECTION 9.1.   Non-Survival of Representations, Warranties and Agreements.   The representations, warranties, covenants and agreements in this Agreement and any certificate delivered pursuant hereto by any Person shall terminate at the Effective Time, except that this Section 9.1 shall not limit Section 8.2 or any covenant or agreement of the Parties which by its terms contemplates performance in whole or in part after the Effective Time, including those contained in Article III, Section 6.7 or Section 6.11.
SECTION 9.2.   Notices.   Any notice required to be given hereunder shall be sufficient if in writing and sent by facsimile transmission (providing confirmation of transmission by the transmitting equipment) or e-mail of a .pdf attachment (with confirmation of receipt by non-automated reply e-mail from the recipient) (provided that any notice received by facsimile or e-mail transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (Las Vegas time) shall be deemed to have been received at 9:00 a.m. (Las Vegas time) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.2):
if to Parent or Merger Sub:
Light & Wonder, Inc.
6601 Bermuda Rd.
Las Vegas, NV 89119
E-mail:
jsottile@lnw.com

Attention:
James Sottile, Chief Legal Officer

with a copy (which shall not constitute notice) to:
Cravath, Swaine & Moore LLP
Worldwide Plaza
New York, New York 10019
Phone:
(212) 474-1000

E-mail:
RTownsend@cravath.com
AElken@cravath.com

Attention:
Robert I. Townsend, III
Andrew C. Elken

if to the Company:
SciPlay Corporation
6601 South Bermuda Road
Las Vegas, Nevada 89119
E-mail:
Robert.Gustafson@sciplay.com

Attention:
Gerald D. Cohen
April Henry
Robert W. Gustafson

with a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Phone:
(212) 558-4000

E-mail:
cohena@sullcrom.com
sawyerm@sullcrom.com

Attention:
Audra Cohen
Melissa Sawyer

and, except as set forth above, such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or received. Any Party may notify any other Party of any changes to the address or any of the other details specified in this paragraph; provided, however, that such notification shall only be effective on the date specified in such notice or two (2) Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of a changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.
SECTION 9.3.   Interpretation; Certain Definitions.
(a)   The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
(b)   The inclusion of any item in the Company Disclosure Letter or Parent Disclosure Letter shall not be deemed to be an admission or evidence of materiality of such item, nor shall it establish any standard of materiality for any purpose whatsoever. No disclosure in the Company Disclosure Letter or Parent Disclosure Letter relating to any possible breach or violation of any contract or Law shall be construed as an admission or indication with respect to any third party that any such breach or violation exists or has actually occurred.
(c)   When a reference is made in this Agreement to an Article, Section, Schedule or Exhibit, such reference shall be to an Article or Section of, or an Schedule or Exhibit to, this Agreement, unless otherwise indicated. The table of contents and headings for this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein”, “hereby”, “hereto”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole, including all Exhibits and Schedules, and not to any particular provision of this Agreement.
(d)   All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.
(e)   Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, re-enacted, consolidated, modified or supplemented,

including (in the case of statutes) by succession of comparable successor Laws and the related rules and regulations promulgated thereunder and published interpretations thereof; provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any Law shall be deemed to refer to such Law, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date. References to a Person are also to its successors and permitted assigns.
(f)   The words “made available” or words of similar import refer to documents (x) with respect to documents “made available” by the Company or Parent, posted prior to the date of this Agreement to an electronic data room established for purposes of the Transactions and maintained by the Company or Parent, as applicable, or (y) delivered in Person or electronically to the Company or Parent and Merger Sub, as applicable, or any of their respective Representatives. The specification of any dollar amount in any representation or warranty contained in Article IV or Article V is not intended to imply that such amount, or higher or lower amounts, are or are not material for purposes of this Agreement, and no Party shall use the fact of the setting forth of any such amount in any dispute or controversy between or among the parties as to whether any obligation, item or matter not described herein or included in the Company Disclosure Letter or the Parent Disclosure Letter is or is not material for purposes of this Agreement. The phrases “the date of this Agreement” and “the date hereof” and terms or phrases of similar import shall be deemed to refer to August 8, 2023, unless the context requires otherwise. When used in reference to the Company or its Subsidiaries, the term “material” shall be measured against the Company and its Subsidiaries, taken as a whole. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. References to “$” or “dollars” in this Agreement shall mean United States dollars. Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders and words denoting natural Persons shall be deemed to include business entities and vice versa. The term “beneficial ownership” has the meaning ascribed to such term in Rule 13d-3 of the Exchange Act, and the terms “beneficially own”, “beneficially owned” and “beneficial owner” each have a correlative meaning. The words “ordinary course of business” or “consistent with past practice”, when used in this Agreement, shall be deemed to include actions taken in good faith by the Company or a Subsidiary of the Company in response to COVID-19 or COVID-19 Measures, taking into account actions taken by other similarly situated companies in response thereto.
(g)   Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of Parent and the Surviving Corporation to cause such Subsidiary to take such action. Whenever this Agreement requires Merger Sub to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause Merger Sub to take such action.
SECTION 9.4.   Severability.   If any term or other provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, illegal or incapable of being enforced under any present or future Law, or public policy, (a) such term or other provision shall be fully separable, (b) this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part hereof, and (c) all other conditions and provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable term or other provision or by its severance herefrom so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable Law in a mutually acceptable manner in order that the Transactions are fulfilled as originally contemplated to the fullest extent possible.
SECTION 9.5.   Assignment.   Neither this Agreement nor any rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Subject to the proceeding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective permitted successors and permitted assigns.

SECTION 9.6.   Entire Agreement.   This Agreement (including the Exhibits and Schedules hereto and other documents delivered pursuant hereto) constitutes, together with the Company Disclosure Letter, the Parent Disclosure Letter and the Confidentiality Agreement, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the Parties and their Affiliates, or any of them, with respect to the subject matter hereof.
SECTION 9.7.   No Third-Party Beneficiaries.   This Agreement is not intended to and shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns, except for from and after the Effective Time (a) the rights of holders of Company Class A Common Stock to receive the Merger Consideration that such holder is entitled to receive pursuant to Section 3.1(c)(i), (b) the rights of holders of Company Performance Restricted Stock Units or Company Restricted Stock Units to receive the payment that such holder is entitled to receive pursuant to Section 3.4 and (c) the provisions of Section 6.7 (which shall be enforceable by the Indemnitees). The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 8.4 without notice or liability to any other Person. The representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the Knowledge of any of the Parties. Accordingly, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.
SECTION 9.8.   Governing Law.   This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, or the actions of any Party in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice or conflict of laws provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York (except that the provisions of the Laws of the State of Nevada shall govern (i) the fiduciary duties of the Company Board, the Special Committee, the Parent Board, and the officers, employees and agents of the Parties and (ii) to the extent such Laws are otherwise mandatorily applicable to the Agreement, the Merger (including the consummation and other effects thereof) and the other Transactions).
SECTION 9.9.   Specific Performance.
(a)   The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate the Transactions) in accordance with its specified terms or otherwise breach such provisions. Accordingly, except as otherwise set forth in this Section 9.9, the Parties acknowledge and agree that the Parties shall be entitled, without posting a bond or other indemnity, to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.
(b)   Each Party hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches of this Agreement by such Party, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such Party under this Agreement all in accordance with the terms of this Section 9.9. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such order or injunction all in accordance with the terms of this Section 9.9. The Parties further agree that (i) by seeking the remedies provided for in this Section 9.9, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 9.9 are not available or otherwise are not granted, and (ii) nothing set forth in this Section 9.9 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 9.9 prior or as a condition to exercising any termination right under Article VIII, nor shall the commencement of any legal proceeding pursuant to this Section 9.9 or anything set forth in this Section 9.9 restrict or limit any Party’s right to terminate this

Agreement in accordance with the terms of Article VIII or pursue any other remedies under this Agreement that may be available then or thereafter.
(c)   If, prior to the Termination Date, any Party brings any Proceeding, in each case, in accordance with this Section 9.9, to enforce specifically the performance of the terms and provisions hereof by any other Party, the Termination Date shall automatically be extended (x) for the period during which such action is pending, plus twenty (20) Business Days or (y) by such other time period established by the court presiding over such Proceeding, as the case may be.
SECTION 9.10.   Consent to Jurisdiction.
(a)   Each Party hereby irrevocably submits to the exclusive jurisdiction of the federal and state courts located in the Borough of Manhattan, City of New York, for the purpose of any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, or the actions of any Party in the negotiation, administration, performance and enforcement thereof, and each of the Parties hereby irrevocably agrees that all claims in respect to such Proceeding may be heard and determined exclusively in the federal and state courts located in the Borough of Manhattan, City of New York.
(b)   Each of the Parties (a) irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the Transactions, on behalf of itself or its property, by personal delivery of copies of such process to such Party, and nothing in this Section 9.10 shall affect the right of any Party to serve legal process in any other manner permitted by Law, (b) consents to submit itself to the personal jurisdiction of the federal and state courts located in the Borough of Manhattan, City of New York in the event any dispute arises out of this Agreement or the Transactions, (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) agrees that it will not bring any action relating to this Agreement or the Transactions in any court other than the federal court located in the Borough of Manhattan, City of New York (or if (but only if) the federal court located in the Borough of Manhattan, City of New York, shall be unavailable, the state courts located in the Borough of Manhattan, City of New York). Each Party agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law; provided, however, that nothing in the foregoing shall restrict any Party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment. The consents to jurisdiction and venue set forth in this Section 9.10 shall not constitute general consents to service of process in the State of New York and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the Parties.
SECTION 9.11.   Counterparts.   This Agreement may be executed in one or more counterparts, and by the Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by e-mail of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 9.12.   WAIVER OF JURY TRIAL.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.12.

SECTION 9.13.   Attorneys’ Fees.   In any action at law or suit in equity to enforce this Agreement or the rights of any of the Parties hereunder, the prevailing party in such action or suit shall be entitled to receive reimbursement for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred in such action or suit.
SECTION 9.14.   Confidentiality Agreement.   Notwithstanding anything to the contrary set forth in the Confidentiality Agreement, the Company and Parent agree that the Confidentiality Agreement shall remain in full force and effect until the later of (a) the Termination Date and (b) the Effective Time.
[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, all as of the date first written above.
LIGHT & WONDER, INC.
By:
/s/ Matthew Wilson

Name:
Matthew Wilson

Title:
President and Chief Executive Officer

BERN MERGER SUB, INC.
By:
/s/ James Sottile

Name:
James Sottile

Title:
Secretary

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, all as of the date first written above.
SCIPLAY CORPORATION
By:
/s/ Josh Wilson

Name:
Josh Wilson

Title:
Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A
FORM OF
ARTICLES OF INCORPORATION
OF
SURVIVING CORPORATION
[Attached.]

A-A-1

FORM OF
SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
SCIPLAY CORPORATION
ARTICLE I
NAME
The name of the corporation is SciPlay Corporation (the “Corporation”).
ARTICLE II
CAPITAL STOCK
A.   Authorized Stock.
(1)   The total number of shares of the authorized capital stock of the Corporation shall consist of (i) 1,000 shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock”) and (ii) 130,000,000 shares of Class B common stock, par value $0.001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”).
(2)   The number of authorized shares of any of the Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding plus, in the case of Class A Common Stock, the number of shares of Class A Common Stock issuable in connection with the redemption or exchange of all outstanding Common Units (as defined below) of the LLC (as defined below) held by holders of Class B Common Stock pursuant to the LLC Operating Agreement (as defined below)) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, without a separate vote of any holders of the Class A Common Stock or Class B Common Stock, or of any series thereof, irrespective of the provisions of Sections 78.2055 and 78.207 of the Nevada Revised Statutes (as amended from time to time, the “NRS”) or any successor provision thereto.
(3)   Subject to the limitation set forth in these Second Amended and Restated Articles of Incorporation, as amended from time to time (these “Articles of Incorporation”) and the bylaws of the Corporation, as amended from time to time (the “Bylaws”), shares of one class or series of stock may be issued as a share dividend in respect of another class or series of stock, notwithstanding the provisions of NRS 78.215(4).
B.   Voting Rights.
Except as otherwise required by applicable law:
(1)   Each share of Class A Common Stock shall entitle the record holder thereof to notice of and to attend all meetings of the stockholders of the Corporation and to one vote on all matters to be voted on by the Corporation’s stockholders.
(2)   Each share of Class B Common Stock shall entitle the record holder thereof to notice of and to attend all meetings of the stockholders of the Corporation and to ten votes on all matters to be voted on by the Corporation’s stockholders; provided that, from and after the first date on which the LNW Holding Group (as defined below) ceases to beneficially own (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at least ten percent (10%) of the issued and outstanding shares of Common Stock, each share of Class B Common Stock shall entitle the record holder thereof to one vote on all matters to be voted on by the Corporation’s stockholders.
(3)   Except as otherwise required in these Articles of Incorporation, the holders of Common Stock shall vote together as a single class on all matters.
(4)   No holder of Common Stock has any right or shall be permitted to cumulate votes in any election of directors.

A-A-2

C.   Class B Common Stock.   From and after the effective time of these Articles of Incorporation (the “Effective Time”), additional shares of Class B Common Stock may be issued only to, and registered only in the name of, LNW Social Holding Company I, LLC, LNW Social Holding Company II, LLC, Light and Wonder International, Inc., Light & Wonder, Inc. or any of their respective wholly-owned subsidiaries (collectively, the “LNW Holding Companies”) and their respective successors and assigns, as well as their respective transferees permitted in accordance with Section F of this Article II (including all subsequent successors, assigns and permitted transferees, collectively, the “Permitted Class B Owners”), and the aggregate number of shares of Class B Common Stock following any such issuance registered in the name of each such Permitted Class B Owner must be equal to the aggregate number of Common Units held of record by such Permitted Class B Owner under the LLC Operating Agreement.
D.   Dividends.
(1)   Subject to all provisions of this Article II, except as otherwise provided by these Articles of Incorporation or the NRS, the holders of Class A Common Stock shall be entitled to receive dividends when and as declared by the Board of Directors, out of any funds legally available for such purpose. When and as dividends are declared thereon, whether payable in cash, property or securities of the Corporation, the holders of Class A Common Stock shall be entitled to share, ratably according to the number of shares of Class A Common Stock held by them, in such dividends.
(2)   Except as provided in Article IV with respect to stock dividends, dividends shall not be declared or paid on the Class B Common Stock.
E.   Liquidation Rights.   In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any distribution of any of its assets to any of its stockholders other than by dividends from funds legally available therefor, and other than payments made upon redemptions or purchases of such shares of the Corporation, the holders of Class A Common Stock shall be entitled to share, ratably according to the number of shares of Class A Common Stock held by them, in the remaining assets of the Corporation available for distribution to its stockholders. Without limiting the rights of the holders of Class B Common Stock to have their Common Units redeemed or exchanged in accordance with Article XI of the LLC Operating Agreement, the holders of shares of Class B Common Stock shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, or any distribution of any of its assets to any of its stockholders. A merger, consolidation, reorganization or other business combination of the Corporation with any other person or persons, or a sale of all or substantially all of the assets of the Corporation, shall not be considered to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Article II.
F.   Transfer of Class B Common Stock.
(1)   In connection with the redemption or exchange of Common Units pursuant to the LLC Operating Agreement, a holder of Class B Common Stock shall surrender shares of Class B Common Stock to the Corporation in accordance with the LLC Operating Agreement for no consideration. Following the surrender of any shares of Class B Common Stock to the Corporation, such surrendered shares of Class B Common Stock shall automatically and without further action on the part of the Corporation or such holder of Class B Common Stock be cancelled and the Corporation shall take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation.
(2)   A holder of Class B Common Stock may transfer shares of Class B Common Stock to any transferee (other than the Corporation) only if, and only to the extent permitted by the LLC Operating Agreement, such holder also simultaneously transfers an equal number of such holder’s Common Units (as such numbers may be adjusted to reflect equitably any stock split, subdivision, combination or similar change with respect to the Class B Common Stock or Common Units) to such transferee in compliance with the LLC Operating Agreement. The transfer restrictions described in this paragraph (F)(2) are referred to as the “Restrictions”.
(3)   Any purported transfer of shares of Class B Common Stock in violation of the Restrictions shall be null and void. If, notwithstanding the Restrictions, a person shall, voluntarily or involuntarily, purportedly become or attempt to become the purported owner of shares of Class B Common Stock

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(each, a “Purported Owner”) in violation of the Restrictions, then the Purported Owner shall not obtain any rights in and to such shares of Class B Common Stock (the “Restricted Shares”), and the purported transfer of the Restricted Shares to the Purported Owner shall not be recognized by the Corporation or its transfer agent.
(4)   Upon a determination by the Board of Directors that a Person has attempted or is attempting to transfer or to acquire Restricted Shares, or has purportedly transferred or acquired Restricted Shares, in violation of the Restrictions, the Board of Directors may take such action as it deems advisable to refuse to give effect to such attempted or purported transfer or acquisition on the books and records of the Corporation, including to cause the Corporation’s transfer agent to record the Purported Owner’s transferor as the record owner of the Restricted Shares, and to institute proceedings to enjoin any such attempted or purported transfer or acquisition, or reverse any entries or records reflecting such attempted or purported transfer or acquisition.
(5)   Notwithstanding the Restrictions, (i) in the event that any outstanding share of Class B Common Stock shall cease to be held by a registered holder of Common Units, such share of Class B Common Stock shall automatically and without further action on the part of the Corporation or such holder of Class B Common Stock be cancelled for no consideration, and the Corporation shall take all actions necessary to retire such share and such share shall not be re-issued by the Corporation and (ii) in the event that any registered holder of Class B Common Stock no longer holds an equal number of shares of Class B Common Stock and Common Units, the shares of Class B Common Stock registered in the name of such holder that exceed the number of Common Units held by such holder shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be cancelled for no consideration, and the Corporation shall take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation.
(6)   The Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind, by bylaw or otherwise, regulations and procedures that are consistent with the provisions of this Section (F) for determining whether any transfer or acquisition of shares of Class B Common Stock would violate the Restrictions and for the orderly application, administration and implementation of the provisions of this Section (F). Any such procedures and regulations shall be kept on file with the Secretary of the Corporation and with its transfer agent and shall be made available for inspection by any prospective transferee and, upon written request, shall be mailed or otherwise delivered, as determined by the Corporation, to holders of shares of Class B Common Stock.
(7)   The Board of Directors shall have all powers necessary to implement the Restrictions, including without limitation the power to prohibit the transfer of any shares of Class B Common Stock in violation thereof.
G.   Cancellation of Shares of Class B Common Stock.   To the extent that any Permitted Class B Owner exercises its right pursuant to the LLC Operating Agreement to have its Common Units redeemed by the LLC in accordance with the LLC Operating Agreement (subject to the Corporation’s option pursuant to the LLC Operating Agreement to effect a direct exchange with such Permitted Class B Owner in lieu of such a redemption), then simultaneous with the payment of, at the Corporation’s election, cash or Class A Common Stock consideration to such Permitted Class B Owner by the LLC (in the case of a redemption) or the Corporation (in the case of a direct exchange), the Corporation shall cancel for no consideration a number of shares of Class B Common Stock registered in the name of the redeeming or exchanging Permitted Class B Owner equal to the number of Common Units held by such Permitted Class B Owner that are redeemed or exchanged in such redemption or exchange transaction.
H.   Class B Common Stock Legend.   All certificates or book-entries representing shares of Class B Common Stock shall bear a legend substantially in the following form (or in such other form as the Board of Directors may determine):
THE SECURITIES REPRESENTED BY THIS [CERTIFICATE] [BOOK-ENTRY] ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED FROM TIME TO TIME, OF SCIPLAY CORPORATION (A COPY OF WHICH IS

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ON FILE WITH THE SECRETARY OF SCIPLAY CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR).
I.   Fractional Shares.   The Class B Common Stock may be issued and transferred in fractions of a share. Subject to the Restrictions, holders of shares of Class B Common Stock shall be entitled to transfer fractions thereof, and the Corporation shall, and shall cause its transfer agent to, facilitate any such transfers, including by issuing certificates or making book entries representing any such fractional shares.
J.   No Preemptive, Subscription, Redemption or Conversion Rights.   No holder of shares of Common Stock shall be entitled to preemptive, subscription, redemption or conversion rights.
ARTICLE III
SHARES DELIVERABLE IN EXCHANGE
The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon redemption or exchange of the outstanding Common Units exchangeable for Class A Common Stock, the number of shares of Class A Common Stock that are issuable upon any such redemption or exchange pursuant to the LLC Operating Agreement; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such redemption or exchange of Common Units pursuant to the LLC Operating Agreement by delivering cash in lieu of shares of Class A Common Stock in accordance with the LLC Operating Agreement or shares of Class A Common Stock which are held in the treasury of the Corporation. The Corporation covenants that all shares of Class A Common Stock issued pursuant to the LLC Operating Agreement shall, upon issuance, be validly issued, fully paid and non-assessable.
ARTICLE IV
SUBDIVISIONS AND COMBINATIONS OF
SHARES, MERGERS AND OTHER EVENTS
A.   The Corporation shall undertake all actions, including, without limitation, a reclassification, dividend, division, combination or recapitalization, with respect to the shares of Class A Common Stock necessary to maintain at all times a one-to-one ratio between the number of Common Units owned by the Corporation and the number of outstanding shares of Class A Common Stock, disregarding, for purposes of maintaining such one-to-one ratio, (i) shares of restricted stock issued pursuant to a Corporation equity plan that are not vested pursuant to the terms thereof or any award or similar agreement relating thereto, (ii) treasury shares or (iii) other debt or equity securities (including, without limitation, warrants, options and rights) issued by the Corporation that are convertible into or exercisable or exchangeable for Class A Common Stock (except to the extent the net proceeds from such other securities, including, without limitation, any exercise or purchase price payable upon conversion, exercise or exchange thereof, have been contributed by the Corporation to the equity capital of the LLC) (clauses (i), (ii), and (iii), collectively, the “Disregarded Shares”).
B.   The Corporation shall undertake all actions, including, without limitation, a reclassification, dividend, division, combination or recapitalization, with respect to the shares of Class B Common Stock necessary to maintain at all times a one-to-one ratio between the number of Common Units owned by all Permitted Class B Owners and the number of outstanding shares of Class B Common Stock owned by all Permitted Class B Owners.
C.   The Corporation shall not undertake or authorize (i) any subdivision (by any stock split, stock dividend, reclassification, recapitalization or similar event) or combination (by reverse stock split, reclassification, recapitalization or similar event) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Common Units to maintain at all times, subject to the provisions of these Articles of Incorporation, a one-to-one ratio between the number of Common Units owned by the Corporation and the number of outstanding shares of Class A Common Stock, disregarding, for purposes of maintaining such one-to-one ratio, the Disregarded Shares; or (ii) any subdivision (by any stock split, stock dividend, reclassification, recapitalization or similar event) or combination (by reverse stock split, reclassification, recapitalization or similar event) of the Class B Common Stock that is not accompanied by an identical subdivision or combination of the Common Units to maintain at all times,

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subject to the provisions of these Articles of Incorporation, a one-to-one ratio between and the number of Common Units owned by the Permitted Class B Owners and the number of outstanding shares of Class B Common Stock, unless, in the case of clause (i) or (ii) of this Section C, such action is necessary to maintain at all times both a one-to-one ratio between the number of Common Units owned by the Corporation and the number of outstanding shares of Class A Common Stock, disregarding, for purposes of maintaining such one-to-one ratio, the Disregarded Shares, and a one-to-one ratio between and the number of Common Units owned by the Permitted Class B Owners and the number of outstanding shares of Class B Common Stock.
D.   The Corporation shall not issue, transfer or deliver from treasury shares or repurchase or redeem shares of Class A Common Stock in a transaction not contemplated by the LLC Operating Agreement unless in connection with any such issuance, transfer, delivery, repurchase or redemption the Corporation takes or authorizes all requisite action such that, after giving effect to all such issuances, transfers, deliveries, repurchases or redemptions, the number of Common Units owned by the Corporation shall equal on a one-for-one basis the number of outstanding shares of Class A Common Stock, disregarding, for purposes of maintaining such one-to-one ratio, the Disregarded Shares.
E.   The Corporation shall not consolidate, merge, combine or consummate any other transaction (other than an action or transaction for which an adjustment is provided in one of the preceding paragraphs of this Article IV or Article II of these Articles of Incorporation) in which shares of Class A Common Stock are exchanged for or converted into other stock, securities or the right to receive cash and/or any other property, unless in connection with any such consolidation, merger, combination or other transaction each Common Unit shall be entitled to be exchanged for or converted into (without duplication of any corresponding share of Class A Common Stock which the Corporation may elect to issue upon a redemption or exchange of such Common Unit by the holder thereof) the same kind and amount of stock, securities, cash and/or any other property, as the case may be, into which or for which each share of Class A Common Stock is exchanged or converted, in each case to maintain at all times a one-to-one ratio between (x) the stock, securities or rights to receive cash and/or any other property issuable in such transaction in exchange for or conversion of one share of Class A Common Stock and (y) the stock, securities or rights to receive cash and/or any other property issuable in such transaction in exchange for or conversion of one Common Unit. The foregoing provisions of this paragraph (F) shall not apply to any action or transaction (including any consolidation, merger or combination) approved by the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock, each voting as a separate class.
ARTICLE V
CERTAIN DEFINED TERMS
For purposes of these Articles of Incorporation:
A.   “Affiliate” means with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of the foregoing definition, the term “controlling,” “controlled by,” or “under common control with” means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
B.   “Common Unit” means a unit of membership interest in the LLC, authorized and issued under the LLC Operating Agreement, and constituting a “Common Unit” as defined in the LLC Operating Agreement.
C.   “Controlled Affiliate” means, with respect to the Corporation, any Person controlled by the Corporation. For purposes of the foregoing definition, “controlled” means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
D.   “LLC” means SciPlay Parent Company, LLC, a Nevada limited liability company, together with its successors and assigns.
E.   “LLC Operating Agreement” means that certain Amended and Restated Operating Agreement of the LLC, dated as of May 2, 2019, as amended to date and as such agreement may be further amended, restated or otherwise modified from time to time.

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F.   “Person” means (a) an individual or any corporation, partnership, limited liability company, estate, trust, association, private foundation joint stock company or any other entity, or (b) “person” as such term is used in Section 355(e) of the Internal Revenue Code of 1986, as amended, and any successor thereto.
G.   “LNW Holding Group” means the LNW Holding Companies and their respective Affiliates (other than the Corporation and its Controlled Affiliates), together with their respective successors and assigns.
ARTICLE VI
DIRECTORS
The members of the governing board of the Corporation are styled as directors. The Board of Directors shall be elected in such manner as shall be provided in the Bylaws. The number of directors may be changed from time to time in such manner as provided in the Bylaws.
ARTICLE VII
INDEMNIFICATION AND EXCULPATION
A.   Indemnification.   To the fullest extent permitted under the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752) and other applicable law, the Corporation shall indemnify any current and former directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation.
B.   Payment of Expenses.   In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in the Bylaws or by agreement, the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such director or officer in his or her capacity as a director or officer of the Corporation, must be paid, by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.
C.   Limitation of Liability.   The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS are amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.
D.   Amendment or Repeal and Conflicts.   Any amendment or repeal of any provision in or section of this Article VII shall be prospective only, and shall not apply to or have any effect on the right or protection of, or the liability or alleged liability of, and shall not adversely affect any limitation on the liability of, any current or former director or officer of the Corporation existing prior to or at the time of such amendment or repeal. In the event of any conflict between any provision in or section of this Article VII and any other article of these Articles of Incorporation, the terms and provisions of this Article VII shall control.
ARTICLE VIII
SPECIAL PROVISIONS REGARDING DISTRIBUTIONS
Notwithstanding anything to the contrary in these Articles of Incorporation or the Bylaws, the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).
ARTICLE IX
INAPPLICABILITY OF COMBINATIONS
WITH INTERESTED STOCKHOLDERS STATUTES
At such time, if any, as the Corporation becomes a “resident domestic corporation” (as defined in NRS 78.427), the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as amended from time to time, or any successor statutes.
* * * *

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EXHIBIT B
FORM OF STOCKHOLDER WRITTEN CONSENT
[Attached.]

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FORM OF COMPANY STOCKHOLDER CONSENT
ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING
OF
THE PRINCIPAL COMPANY STOCKHOLDER
OF
SCIPLAY CORPORATION
Dated as of August 8, 2023
The undersigned (the “Principal Company Stockholder”), as record and beneficial owner of at least a majority of the voting power of the aggregate of all outstanding shares of Company Common Stock (as defined below), acting pursuant to Section 78.320(2) of the Nevada Revised Statutes (“NRS”) and Article VII(A) of the Amended and Restated Articles of Incorporation of SciPlay Corporation, a Nevada corporation (the “Company”), dated as of May 2, 2019 (the “Charter”), hereby adopts by this irrevocable written consent the following resolutions with the same force and effect as if such resolutions were approved and adopted at a duly convened meeting of the Company Stockholders (as defined below). Each capitalized term used but not defined in this written consent shall have the meaning ascribed to such term in the Merger Agreement (as defined below).
WHEREAS, the Agreement and Plan of Merger, dated as of August 8, 2023, by and among Light & Wonder, Inc., a Nevada corporation (“Parent”), Bern Merger Sub, Inc., a Nevada corporation and a wholly owned Subsidiary of Parent (“Merger Sub”) and the Company (together with all exhibits thereto, the “Merger Agreement”), provides that, among other things, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) upon the merger (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;
WHEREAS, the special committee (the “Special Committee”) of the board of directors of the Company (the “Company Board”), has unanimously (i) determined that the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement (the “Transactions”) are advisable and fair to, and in the best interests of, the Company and the holders of Company Common Stock (the “Company Stockholders”) (other than Parent and its Subsidiaries), (ii) declared advisable the Merger Agreement, the Merger and the other Transactions and (iii) recommended that the Company Board (A) approve, adopt and declare advisable the Merger Agreement, the Merger and the other Transactions, (B) direct the submission of the Merger Agreement to the Company Stockholders for approval and (C) recommend that the Company Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions;
WHEREAS, the Company Board has (acting, at least in part, based upon the receipt of such recommendation of the Special Committee) (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Company Stockholders (other than Parent and its Subsidiaries), (ii) adopted and approved, pursuant to NRS Section 92A.120, and declared advisable the Merger Agreement, the Merger and the other Transactions, (iii) directed the submission of the Merger Agreement to the Company Stockholders for approval and (iv) recommended, in accordance with NRS Section 92A.120, that the Company Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions;
WHEREAS, the Merger Agreement provides that, among other things, (i) each share of Class A common stock, par value $0.001 per share, of the Company (the “Company Class A Common Stock”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive the Merger Consideration, (ii) each share of Class B common stock, par value $0.001 per share, of the Company (the “Company Class B Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time shall remain in existence following the Effective Time as a share of Class B common stock, par value $0.001 per share, of the Surviving Corporation, but no holder thereof shall be entitled to receive any Merger Consideration therefor, and no consideration will be payable therefor in connection with the Merger, and (iii) each Common Unit (as defined in the Charter) issued and outstanding immediately prior to the Effective Time shall be entitled, upon the election of the holder of such Common Unit, to be exchanged for the right to receive the Merger Consideration that is payable with respect to one share of Company Class A Common Stock;

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WHEREAS, the Merger Agreement further provides that, pursuant to NRS Section 92A.390, no appraisal or dissenters’ rights shall be available to the holders of Company Class A Common Stock in connection with the Merger, and the holders of Company Class B Common Stock (i) irrevocably waive and agree not to assert any dissenter’s rights, appraisal rights or similar rights in connection with the Merger or the other Transactions, including without limitation pursuant to NRS Section 92A.380 and Section 92A.390, and (ii) make no and withdraw all written objections to the Merger or the other Transactions and/or demands for the payment of “fair value” (as defined in NRS Section 92A.320), if any, with respect to the Company Common Stock and Common Units or any other securities convertible into or exercisable for Company Common Stock or Common Units owned by the undersigned;
WHEREAS, the Merger Agreement further provides for the waiver by the Company and the Principal Company Stockholder, at or prior to the Effective Time, of any entitlement that the Company and the Principal Company Stockholder, respectively, have to receive the Merger Consideration that is payable pursuant to Section 3.3 of the Merger Agreement with respect to each Common Unit that the Company or the Principal Company Stockholder, respectively, will hold immediately prior to the Effective Time;
WHEREAS, the Merger Agreement was executed by the parties thereto on August 8, 2023; and
WHEREAS, the Principal Company Stockholder hold all of the issued and outstanding shares of Company Class B Common Stock, representing a majority of the outstanding voting power of the issued and outstanding Company Common Stock;
NOW, THEREFORE, BE IT RESOLVED, that the Principal Company Stockholder does hereby irrevocably, knowingly, intentionally, voluntarily and unconditionally approve and ratify the Merger Agreement, the Merger and the other Transactions, and that the Company be, and hereby is, authorized, directed and empowered to (i) perform its obligations under the Merger Agreement and (ii) enter into and perform its obligations under each other agreement, instrument or certificate required or permitted to be entered into by the Company under the terms of the Merger Agreement;
RESOLVED FURTHER, that the Principal Company Stockholder hereby irrevocably, knowingly, intentionally, voluntarily and unconditionally waives and agrees not to assert or exercise any dissenter’s rights in respect of any Company Common Stock or Common Units pursuant to or under any provision of applicable law in connection with the Merger and the other Transactions; and
RESOLVED FURTHER, that the Principal Company Stockholder hereby waives any entitlement that the Principal Company Stockholder has, in any capacity (including, without limitation, as a holder of Common Units), to receive the Merger Consideration that is payable pursuant to Section 3.3 of the Merger Agreement with respect to each Common Unit that the Principal Company Stockholder holds immediately prior to the Effective Time;
RESOLVED FURTHER, that any and all actions heretofore taken, and any and all things heretofore done, by the Special Committee and the Company Board in connection with, or with respect to, the matters referred to in the foregoing resolutions are hereby ratified, approved, authorized and confirmed as authorized and valid acts taken on behalf of the Company; and
RESOLVED FURTHER, that this written consent may be executed in counterparts, including, without limitation, facsimile and electronic or .pdf counterparts, and signed with electronic signatures, each of which shall be deemed an original and all of which shall constitute one and the same consent.
[Signatures appear on the following page.]

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IN WITNESS WHEREOF, the undersigned, being the sole Principal Company Stockholder, has executed this written consent as of the date first written above.
LNW Social Holding Company I, LLC,
a Nevada limited liability company
By:
LNW Social Holding Company II, LLC, its sole member

By:
Light and Wonder International, Inc., its sole member

By:

Name:
James Sottile

Title:
Secretary

[Signature Page to Principal Company Stockholer Consent]

ANNEX B
August 8, 2023
The Special Committee of the Board of Directors
SciPlay Corporation
6601 Bermuda Rd
Las Vegas, NV 89119
Dear Members of the Special Committee:
We understand that SciPlay Corporation, a Nevada corporation (“Company”), Light & Wonder, Inc., a Nevada corporation (“Parent”), and Bern Merger Sub, Inc., a Nevada corporation and wholly owned indirect subsidiary of Parent (“Merger Sub”), propose to enter into an Agreement and Plan of Merger, dated as of August 8, 2023 (the “Agreement”), pursuant to which Parent will acquire Company (the “Transaction”). Pursuant to the Agreement, Merger Sub will be merged with and into Company, with Company surviving the Transaction as a wholly owned subsidiary of Parent (the “Surviving Corporation”), and each share of the Class A common stock, par value $0.001 per share, of Company (“Company Class A Common Stock”) issued and outstanding immediately prior to the Effective Time, other than shares of Company Class A Common Stock held by Parent, Merger Sub or any other direct or indirect Subsidiary (as defined in the Agreement) of Parent as of immediately prior to the Effective Time (as defined in the Agreement) not held on behalf of third parties (such shares, together with each share of Class B common stock, par value $0.001 per share, of Company issued and outstanding immediately prior to the Effective Time (the “Company Class B Common Stock”), collectively, “Excluded Shares”), will be converted into the right to receive $22.95 in cash (the “Merger Consideration”). Pursuant to the Agreement, (i) each share of Company Class A Common Stock and Company Class B Common Stock held by Company as treasury stock immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof, (ii) each share of Company Class B Common Stock issued and outstanding immediately prior to the Effective Time shall remain in existence following the Effective Time as a share of Class B common stock, par value $0.001 per share, of the Surviving Corporation, but no holder thereof shall be entitled to receive any Merger Consideration therefor, and no other consideration or payment shall be delivered in exchange therefor or in respect thereof in connection with the Transaction and (iii) each share of Company Class A Common Stock that is an Excluded Share held by Parent, Merger Sub or any other direct or indirect wholly owned Subsidiary of Parent as of immediately prior to the Effective Time shall automatically be cancelled and shall cease to exist, no holder thereof shall be entitled to receive any Merger Consideration therefor, and no other consideration or payment shall be delivered in exchange therefor or in respect thereof. The terms and conditions of the Transaction are more fully set forth in the Agreement.
The Special Committee of the Board of Directors of Company (the “Special Committee”) has requested our opinion as of the date hereof as to the fairness, from a financial point of view, to holders of Company Class A Common Stock (other than holders of shares of Company Class A Common Stock that are Excluded Shares) of the Merger Consideration to be paid to such holders in the Transaction.
In connection with this opinion, we have:
(i)
Reviewed the financial terms and conditions of the Agreement;

(ii)
Reviewed certain publicly available historical business and financial information relating to Company;

(iii)
Reviewed various financial forecasts and other data provided to us by Company relating to the business of Company;

(iv)
Held discussions with members of the senior management of Company with respect to the business and prospects of Company;

(v)
Reviewed public information with respect to certain other companies in lines of business we believe to be generally relevant in evaluating the business of Company;

(vi)
Reviewed the financial terms of certain business combinations involving companies in lines of business comparable in certain respects to the business of Company;

(vii)
Reviewed historical stock prices and trading volumes of Company Class A Common Stock; and

(viii)
Conducted such other financial studies, analyses and investigations as we deemed appropriate.

We have assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. We have not conducted any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of Company or concerning the solvency or fair value of Company, and we have not been furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in our analyses, we have assumed, with the consent of the Special Committee, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments as to the future financial performance of Company. We assume no responsibility for and express no view as to any such forecasts or the assumptions on which they are based. We also note that we do not believe that the results of the precedent transactions analyses are meaningful for purposes of this opinion.
Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We further note that volatility in the credit, commodities and financial markets, may have an effect on Company or the Transaction and we are not expressing an opinion as to the effects of such volatility or such disruption on Company or the Transaction. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. We do not express any opinion as to the price at which shares of Company Class A Common Stock may trade at any time subsequent to the announcement of the Transaction. In connection with our engagement, we were not authorized to, and we did not, solicit indications of interest from third parties regarding a potential transaction with Company. In addition, our opinion does not address the relative merits of the Transaction as compared to any other transaction or business strategy in which Company might engage or the merits of the underlying decision by Company to engage in the Transaction.
In rendering our opinion, we have assumed, with the consent of the Special Committee, that the Transaction will be consummated on the terms described in the Agreement, without any waiver or modification of any terms or conditions that would be material in any respect to our analyses. The Special Committee has advised us, and we have assumed, that the Agreement, when executed, will conform to the draft reviewed by us in all material respects. We also have assumed, with the consent of the Special Committee, that obtaining the necessary governmental, regulatory or third party approvals and consents for the Transaction will not have an adverse effect on Company or the Transaction that would be material in any respect to our analyses. We do not express any opinion as to any tax or other consequences that might result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that Company and the Special Committee obtained such advice as they deemed necessary from qualified professionals. We express no view or opinion as to any terms or other aspects (other than the Merger Consideration to the extent expressly specified herein) of the Transaction, including, without limitation, the form or structure of the Transaction or any agreements or arrangements entered into in connection with, or contemplated by, the Transaction. In addition, we express no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the Transaction, or class of such persons, relative to the Merger Consideration or otherwise.
Lazard Frères & Co. LLC (“Lazard”) is acting as financial advisor to the Special Committee in connection with the Transaction and will receive a fee for such services, which is payable upon the rendering of this opinion. We, in the past two years, have provided certain investment banking services to the Special Committee, for which we have received compensation. In addition, in the ordinary course, Lazard and its affiliates and employees may trade securities of Company, Parent and certain of their respective affiliates for their own accounts and for the accounts of their customers, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of Company, Parent and certain of their respective affiliates. The issuance of this opinion was approved by the Opinion Committee of Lazard.

Our engagement and the opinion expressed herein are for the benefit of the Special Committee (in its capacity as such) and our opinion is rendered to the Special Committee in connection with its evaluation of the Transaction. Our opinion is not intended to and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Transaction or any matter relating thereto.
Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration to be paid to holders of Company Class A Common Stock (other than holders of shares of Company Class A Common Stock that are Excluded Shares) in the Transaction is fair, from a financial point of view, to such holders of Company Class A Common Stock (other than holders of shares of Company Class A Common Stock that are Excluded Shares).
Very truly yours,
LAZARD FRERES & CO. LLC
By
/s/ David Higley

David Higley
Managing Director

Annex C
Macquarie Capital (USA) Inc.
A Member of the Macquarie Group of Companies
125 West 55th Street New York, NY 10019	Telephone (212) 231-1000 Tollfree (800) 648-2878 Facsimile (212) 231-1717 Internet www.macquarie.com
August 7, 2023
Light & Wonder, Inc.
6601 Bermuda Road
Las Vegas, NV 89119
Attention: Board of Directors
Members of the Board:
Macquarie Capital (USA) Inc. (“we” or “Macquarie Capital”) understands that Light & Wonder, Inc. (“Parent”) intends to enter into an Agreement and Plan of Merger (the “Agreement”) by and among Parent, Bern Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), and SciPlay Corporation (the “Company”), pursuant to which Merger Sub will merge with and into the Company (the “Transaction”) and each issued and outstanding share of Class A common stock, par value $0.001 per share (“Class A Common Stock”), of the Company, other than the Excluded Shares (as defined below), will be converted into the right to receive $22.95 in cash (the “Merger Consideration”). The Agreement further provides that (i) each issued and outstanding share of Class B common stock, par value $0.001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Company Common Stock”), of the Company will remain in existence following the closing of the Transaction as a share of Class B common stock, par value $0.001 per share, of the surviving corporation with no consideration or payment delivered in respect thereof and (ii) each share of Company Common Stock held by the Company as treasury stock and each share of Class A Common Stock held by Parent, Merger Sub or any other wholly owned subsidiary of Parent will be cancelled with no consideration or payment delivered in respect thereof (the shares referred to in clauses (i) and (ii) above, collectively, the “Excluded Shares”).
You have requested that Macquarie Capital render its opinion to the Board of Directors (the “Board”) of Parent (in its capacity as such) as to whether, as of the date hereof, the Merger Consideration to be paid by Parent in the Transaction pursuant to the Agreement is fair, from a financial point of view, to Parent.
In connection with this opinion, we have, among other things:
(i)   reviewed an execution version of the Agreement made available to us on August 7, 2023;
(ii)   reviewed certain publicly available business and financial information regarding the Company;
(iii)   reviewed certain other information relating to the Company, including historical financial and operating information relating to the Company furnished by the respective managements of Parent and the Company and certain financial projections prepared by the management of the Company (and approved for our use by the management of Parent) relating to the Company for the fiscal years ending December 31, 2023 through December 31, 2027 (the “Company Projections”);
(iv)   discussed the Transaction and the business, operations, financial condition and prospects of the Company with members of the management of Parent;
Macquarie Capital is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of Macquarie Capital do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”). Any investments are subject to investment risk including possible delays in repayment and loss of income and principal invested. MBL does not guarantee or otherwise provide assurance in respect of the obligations of Macquarie Capital. This document may not be disseminated to retail investors in Australia.

(v)   reviewed, to the extent publicly available, the financial terms of certain other transactions that we deemed relevant; and
(vi)   performed such other financial analyses and considered such other information and factors that we deemed appropriate for purposes of this opinion.
We have not undertaken any responsibility for independently verifying, and have not independently verified, any of the foregoing information and we have assumed and relied upon the accuracy and completeness of all such information. With your approval, we have assumed, that the Company Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the Company’s management as to the future financial performance and condition of the Company. You have advised us, and we have assumed, that the Company Projections are a reasonable basis upon which to evaluate the Company and the Transaction and, at your direction, we have used and relied upon the Company Projections for purposes of our analyses and opinion. We express no view or opinion as to the Company Projections or the assumptions upon which they are based. Further, we have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading. In connection with this opinion, we have not made, nor assumed any responsibility for making, any physical inspection or independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluations or appraisals.
We have relied upon and assumed that the representations and warranties of each party in the Agreement are true and correct, that each party will fully and timely perform all of the covenants and agreements required to be performed by it under the Agreement, that all of the conditions to the consummation of the Transaction will be satisfied in accordance with the Agreement, and that the Transaction will be consummated in a timely manner in accordance with the terms set forth in the Agreement without waiver, modification or amendment of any terms or provisions thereof. We have further assumed, with your consent, that the Transaction will be effected in a manner that complies in all respects with all applicable federal, state and other statutes, rules and regulations and that all governmental, regulatory, third-party and other consents, approvals or releases necessary for the effectiveness of the Transaction will be obtained without any delay, limitation, restriction or condition (including the disposition of businesses or assets) that would have an adverse effect on the Company, Parent or the contemplated benefits of the proposed Transaction. In addition, we have assumed that the final form of the Agreement, when executed, will not differ from the draft of the Agreement reviewed by us in any respect material to our analyses or opinion.
For purposes of our analyses and opinion, we have been advised and we have assumed, at Parent’s direction, that Parent, directly or indirectly, owns all of the issued and outstanding shares of Class B Common Stock and all of the issued and outstanding common units (the “Common Units”), representing limited liability company interests in SciPlay Parent Company, LLC (“Company OpCo”), not held by the Company. Parent has also advised us and, for purposes of our analyses and opinion, we have assumed, that there is currently, and as of the closing of the Transaction there will be, an outstanding share of Class B Common Stock associated with each outstanding Common Unit not held by the Company, that each holder of outstanding shares of Class B Common Stock currently holds, and as of the closing of the Transaction will hold, an equivalent number of Common Units and that, pursuant to the Amended and Restated Operating Agreement of Company OpCo, dated as of May 2, 2019 (the “LLC Agreement”), holders of Common Units other than the Company have the right to require the Company OpCo to redeem its Common Units together with the associated shares of Class B Common Stock for, at the Company’s election, an equal number of shares of Class A Common Stock or cash based on the fair market value of Class A Common Stock as determined in accordance with the LLC Agreement, and, consequently, for purposes of our analyses and opinion we have, at your direction, treated one share of Class B Common Stock and the associated Common Unit as a single integrated security equivalent in value and identical in all other respects to a share of Class A Common Stock. With your approval, we have not taken into account, and our opinion does not address any implication arising from, differential voting rights between the Class A Common Stock and the Class B Common Stock.

Our opinion does not address the underlying business decision of the Board or Parent to effect the Transaction or the relative merits of the Transaction as compared to any alternative business strategies or transactions available to Parent or the Company. Our opinion is necessarily based on information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We do not have any obligation to update, revise, reaffirm or withdraw this opinion or to otherwise comment on or consider events occurring or coming to our attention after the date hereof.
This opinion only addresses the fairness, from a financial point of view, to Parent of the Merger Consideration to be paid by Parent in the Transaction pursuant to the Agreement and does not address any other aspect or implication of the Transaction or any consent, agreement, arrangement or understanding provided or entered into in connection therewith or otherwise including, without limitation, any tax implications arising from the Transaction or the fairness of the amount or nature of, or any other aspect relating to, any compensation or Merger Consideration to be paid or payable to any officers, directors or employees of any parties to the Transaction, or any class of such persons, relative to the Merger Consideration or otherwise. We are not providing any advice or opinion as to matters that require legal, regulatory, accounting, insurance, executive compensation, tax or other similar professional advice. We have assumed that Parent has obtained or will obtain such advice or opinions from appropriate professional sources. Furthermore, we have relied upon the accuracy and completeness of the assessments by Parent and its advisors with respect to all legal, regulatory, accounting, insurance, executive compensation and tax matters. We are not expressing any opinion as to whether or not Parent or any other party is receiving or paying reasonably equivalent value in the Transaction or as to the solvency, creditworthiness or fair value of Parent, the Company or any other party, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters.
We have acted as financial advisor to Parent in connection with the Transaction and will receive fees for our services, a portion of which is payable upon the rendering of our opinion and the principal portion of which is contingent upon consummation of Transaction. In addition, Parent has agreed to reimburse us for certain of our expenses and to indemnify us and certain related parties against certain liabilities arising out of our engagement. In the ordinary course of business, Macquarie Capital and its affiliates may acquire, hold, sell or trade debt, equity and other securities and financial instruments (including derivatives, loans and other obligations) of Parent, the Company or any other company that may be involved in the Transaction, and their respective affiliates, for its and their own accounts and for the accounts of its and their customers and, accordingly, may at any time hold a long or short position in such securities or financial instruments. We and our affiliates provide a wide range of investment banking advice and services, including financial advisory services, securities underwritings and placements, securities sales and trading, brokerage advice and services, and loans. We and our affiliates have in the past provided and currently are providing investment banking advice and services to Parent and its affiliates for which we or our affiliates have received compensation, including, without limitation, during the last two years, acting as an underwriter or initial purchaser in connection with a sale of securities by Scientific Games International, Inc. in April 2022, acting as financial advisor to Parent in connection with the sale of its lottery business that closed in April 2022 and acting as financial advisor to Parent in connection with the sale of OpenBet that closed in September 2022. We or one or more of our affiliates are also lenders or participants in one or more credit facilities of Parent and the Company and their respective affiliates. We and our affiliates may in the future provide investment banking advice and services to, and may otherwise seek to expand our business and commercial relationships with, Parent, the Company and their respective affiliates for which we would expect to receive compensation.
It is understood that our opinion is for the information and use of the Board (in its capacity as such) in connection with its consideration of the Transaction and does not constitute a recommendation to the Board, Parent, any securityholder of Parent or the Company, or any other person, as to how to act or vote with respect to any matter relating to the Transaction. The issuance of this opinion has been approved by an internal committee of Macquarie Capital authorized to review opinions of this nature.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be paid by Parent in the Transaction pursuant to the Agreement is fair, from a financial point of view, to Parent.
Very truly yours,
/s/ MACQUARIE CAPITAL (USA) INC.

MACQUARIE CAPITAL (USA) INC.

ANNEX D
ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING
OF
THE PRINCIPAL COMPANY STOCKHOLDER
OF
SCIPLAY CORPORATION
Dated as of August 8, 2023
The undersigned (the “Principal Company Stockholder”), as record and beneficial owner of at least a majority of the voting power of the aggregate of all outstanding shares of Company Common Stock (as defined below), acting pursuant to Section 78.320(2) of the Nevada Revised Statutes (“NRS”) and Article VII(A) of the Amended and Restated Articles of Incorporation of SciPlay Corporation, a Nevada corporation (the “Company”), dated as of May 2, 2019 (the “Charter”), hereby adopts by this irrevocable written consent the following resolutions with the same force and effect as if such resolutions were approved and adopted at a duly convened meeting of the Company Stockholders (as defined below). Each capitalized term used but not defined in this written consent shall have the meaning ascribed to such term in the Merger Agreement (as defined below).
WHEREAS, the Agreement and Plan of Merger, dated as of August 8, 2023, by and among Light & Wonder, Inc., a Nevada corporation (“Parent”), Bern Merger Sub, Inc., a Nevada corporation and a wholly owned Subsidiary of Parent (“Merger Sub”) and the Company (together with all exhibits thereto, the “Merger Agreement”), provides that, among other things, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) upon the merger (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;
WHEREAS, the special committee (the “Special Committee”) of the board of directors of the Company (the “Company Board”), has unanimously (i) determined that the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement (the “Transactions”) are advisable and fair to, and in the best interests of, the Company and the holders of Company Common Stock (the “Company Stockholders”) (other than Parent and its Subsidiaries), (ii) declared advisable the Merger Agreement, the Merger and the other Transactions and (iii) recommended that the Company Board (A) approve, adopt and declare advisable the Merger Agreement, the Merger and the other Transactions, (B) direct the submission of the Merger Agreement to the Company Stockholders for approval and (C) recommend that the Company Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions;
WHEREAS, the Company Board has (acting, at least in part, based upon the receipt of such recommendation of the Special Committee) (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Company Stockholders (other than Parent and its Subsidiaries), (ii) adopted and approved, pursuant to NRS Section 92A.120, and declared advisable the Merger Agreement, the Merger and the other Transactions, (iii) directed the submission of the Merger Agreement to the Company Stockholders for approval and (iv) recommended, in accordance with NRS Section 92A.120, that the Company Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions;
WHEREAS, the Merger Agreement provides that, among other things, (i) each share of Class A common stock, par value $0.001 per share, of the Company (the “Company Class A Common Stock”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive the Merger Consideration, (ii) each share of Class B common stock, par value $0.001 per share, of the Company (the “Company Class B Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time shall remain in existence following the Effective Time as a share of Class B common stock, par value $0.001 per share, of the Surviving Corporation, but no holder thereof shall be entitled to receive any Merger Consideration therefor, and no consideration will be payable therefor in connection with the Merger, and (iii) each Common Unit (as defined in the Charter) issued and outstanding immediately prior to the Effective Time shall be entitled, upon the election of the holder of such Common Unit, to be exchanged for the right to receive the Merger Consideration that is payable with respect to one share of Company Class A Common Stock;

D-1

WHEREAS, the Merger Agreement further provides that, pursuant to NRS Section 92A.390, no appraisal or dissenters’ rights shall be available to the holders of Company Class A Common Stock in connection with the Merger, and the holders of Company Class B Common Stock (i) irrevocably waive and agree not to assert any dissenter’s rights, appraisal rights or similar rights in connection with the Merger or the other Transactions, including without limitation pursuant to NRS Section 92A.380 and Section 92A.390, and (ii) make no and withdraw all written objections to the Merger or the other Transactions and/or demands for the payment of “fair value” (as defined in NRS Section 92A.320), if any, with respect to the Company Common Stock and Common Units or any other securities convertible into or exercisable for Company Common Stock or Common Units owned by the undersigned;
WHEREAS, the Merger Agreement further provides for the waiver by the Company and the Principal Company Stockholder, at or prior to the Effective Time, of any entitlement that the Company and the Principal Company Stockholder, respectively, have to receive the Merger Consideration that is payable pursuant to Section 3.3 of the Merger Agreement with respect to each Common Unit that the Company or the Principal Company Stockholder, respectively, will hold immediately prior to the Effective Time;
WHEREAS, the Merger Agreement was executed by the parties thereto on August 8, 2023; and
WHEREAS, the Principal Company Stockholder hold all of the issued and outstanding shares of Company Class B Common Stock, representing a majority of the outstanding voting power of the issued and outstanding Company Common Stock;
NOW, THEREFORE, BE IT RESOLVED, that the Principal Company Stockholder does hereby irrevocably, knowingly, intentionally, voluntarily and unconditionally approve and ratify the Merger Agreement, the Merger and the other Transactions, and that the Company be, and hereby is, authorized, directed and empowered to (i) perform its obligations under the Merger Agreement and (ii) enter into and perform its obligations under each other agreement, instrument or certificate required or permitted to be entered into by the Company under the terms of the Merger Agreement;
RESOLVED FURTHER, that the Principal Company Stockholder hereby irrevocably, knowingly, intentionally, voluntarily and unconditionally waives and agrees not to assert or exercise any dissenter’s rights in respect of any Company Common Stock or Common Units pursuant to or under any provision of applicable law in connection with the Merger and the other Transactions; and
RESOLVED FURTHER, that the Principal Company Stockholder hereby waives any entitlement that the Principal Company Stockholder has, in any capacity (including, without limitation, as a holder of Common Units), to receive the Merger Consideration that is payable pursuant to Section 3.3 of the Merger Agreement with respect to each Common Unit that the Principal Company Stockholder holds immediately prior to the Effective Time;
RESOLVED FURTHER, that any and all actions heretofore taken, and any and all things heretofore done, by the Special Committee and the Company Board in connection with, or with respect to, the matters referred to in the foregoing resolutions are hereby ratified, approved, authorized and confirmed as authorized and valid acts taken on behalf of the Company; and
RESOLVED FURTHER, that this written consent may be executed in counterparts, including, without limitation, facsimile and electronic or .pdf counterparts, and signed with electronic signatures, each of which shall be deemed an original and all of which shall constitute one and the same consent.
[Signatures appear on the following page.]

D-2

IN WITNESS WHEREOF, the undersigned, being the sole Principal Company Stockholder, has executed this written consent as of the date first written above.
LNW Social Holding Company I, LLC,
a Nevada limited liability company
By:
LNW Social Holding Company II, LLC,
its sole member

By:
Light and Wonder International, Inc., its sole member

By:
/s/ James Sottile

Name:
James Sottile

Title:
Secretary

[Signature Page to Principal Company Stockholer Consent]